united states
securities and exchange commission
Washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number:           811-23570

Simplify Exchange Traded Funds

(Exact name of registrant as specified in charter)

10845 Griffith Peak Drive 2/F Las Vegas, NV 89135
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:           (646) 585-0476

Date of fiscal year end:           June 30

Date of reporting period:           June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Simplify Aggregate Bond ETF

AGGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Aggregate Bond ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Aggregate Bond ETF	$26	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, AGGH returned 6.19% vs. the Bloomberg U.S. Aggregate Bond Index’s return of 6.08% for the same period, outperforming the index by 0.11%.

Rising interest rates were a headwind for AGGH and the bond market in general over the period, especially during the ''Tariff Tantrum'' in early April. AGGH outperformed despite the challenges in structural volatility option-selling strategies, as rate volatility and long-term Treasury rates spiked over just a few days with rates resetting to a higher level. AGGH used structural income opportunities such as more efficient option writing and curve positioning.

In the next 12 months, we believe the Federal Reserve will likely restart their rate-cutting cycle, thus reducing front-end rates, however back-end rates may continue to have upward pressures due to the fiscal outlook. AGGH’s structural volatility selling strategies are well-positioned to capture returns as long-term treasury rates stabilize in a higher range.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Aggregate Bond ETF- NAV	Bloomberg U.S. Aggregate Bond Index
2/14/22	$10,000	$10,000
3/31/22	$9,797	$9,795
6/30/22	$9,511	$9,335
9/30/22	$9,243	$8,892
12/31/22	$9,124	$9,058
3/31/23	$9,424	$9,326
6/30/23	$9,558	$9,248
9/30/23	$9,336	$8,949
12/31/23	$9,897	$9,559
3/31/24	$9,861	$9,485
6/30/24	$9,795	$9,491
9/30/24	$10,411	$9,984
12/31/24	$10,057	$9,678
3/31/25	$10,533	$9,948
6/30/25	$10,401	$10,068
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/14/2022
Simplify Aggregate Bond ETF - NAV	6.19%	1.18%
Bloomberg U.S. Aggregate Bond Index	6.08%	0.20%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $10,913,767.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$324,930,843
Total number of portfolio holdings	5
Total advisory fee paid	$667,617
Portfolio turnover rate	299%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	94.9%
U.S. Treasury Bills	4.5%
Other Assets in Excess of Liabilities	0.6%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Barrier Income ETF

SBAR

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Barrier Income ETF (the "Fund") for the period of April 14, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Barrier Income ETF	$16Footnote Reference(1)	0.75%
Footnote	Description
Footnote(1)	Based on the period April 14, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period April 14, 2025, to June 30, 2025, SBAR returned 6.52% vs. the return of 15.11% of the S&P 500 Index, underperforming by 8.59%.

SBAR’s strong absolute returns were supported by robust equity market performance and a decline in overall market volatility. SBAR's income generation is derived from a combination of Treasury yields and premium income from selling barrier options. On a relative basis, SBAR’s performance has been consistent with expectations, reflecting its income-oriented strategy.

Looking ahead, we believe SBAR is well-positioned to appeal to investors seeking high monthly income through barrier option structures, while also offering operational efficiencies typically lacking in traditional structured note investments.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Barrier Income ETF- NAV	S&P 500 TR Index
4/14/25	$10,000	$10,000
6/30/25	$10,652	$11,511
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 4/14/2025
Simplify Barrier Income ETF - NAV	6.52%
S&P 500 TR Index	15.11%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$35,180,297
Total number of portfolio holdings	3
Total advisory fee paid	$46,972
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	100.0%
Liabilities in Excess of Other Assets	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Bond Bull ETF

RFIX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Bond Bull ETF (the "Fund") for the period of December 9, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Bond Bull ETF	$25Footnote Reference(1)	0.50%
Footnote	Description
Footnote(1)	Based on the period December 9, 2024 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period December 9, 2024, to June 30, 2025, RFIX returned -17.43% vs. the return of -11.7% of the ICE BofA Long US Treasury Principal STRIPS Index for the same period, underperforming the index by 6.26%.

The main reason for the difference is that RFIX holds a position in long-term expiry (5 to 7 years) over the counter (OTC) receiver swaptions which function similarly to a long-term call option on the 10-year rate. These swaptions underperformed as the forward interest rates under them increased.

Looking forward, we anticipate decreases in rates that drive decreases in the forward rates along with decreases in implied volatilities would be beneficial to RFIX’s performance while increases in forward rates and increases in implied volatilities would be harmful. The path of future interest rates and implied volatilities is notoriously difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Bond Bull ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA Long US Treasury Principal STRIPS Index (USD) TR
12/9/24	$10,000	$10,000	$10,000
12/31/24	$8,685	$9,817	$8,989
3/31/25	$8,812	$10,090	$9,398
6/30/25	$8,257	$10,211	$8,883
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 12/9/2024
Simplify Bond Bull ETF - NAV	-17.43%
Bloomberg U.S. Aggregate Bond Index	2.11%
ICE BofA Long US Treasury Principal STRIPS Index (USD) TR	-11.17%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$152,635,408
Total number of portfolio holdings	11
Total advisory fee paid	$312,976
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	106.0%
Purchased Swaptions	(6.2)%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since December 9, 2024. For more complete information, you may review the Fund's prospectus dated February 20, 2025, which is available at www.simplify.us/resources or upon request at 1 (855)772-8488.

(1) The Fund was renamed from Simplify Downside Interest Rate Hedge Strategy ETF to Simplify Bond Bull ETF.

(2) In connection with this, the Fund also adopted a non-fundamental policy to invest at least 80% of its assets in bonds and other debt securities and instruments that provide investment exposure to such debt securities including derivatives.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify China A Shares PLUS Income ETF

CAS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify China A Shares PLUS Income ETF (the "Fund") for the period of January 13, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify China A Shares PLUS Income ETF	$45Footnote Reference(1)	0.88%
Footnote	Description
Footnote(1)	Based on the period January 13, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

Since its inception on January 13, 2025, CAS returned 21.86% vs. the CSI 300 Net Total Return Index USD return of 9.73% for the same period.

CAS'  allocations to the smaller market capitalization indices, including the CSI 500, 1000, and 2000 contributed to performance as each outperformed the CSI 300 index meaningfully over the period.

Looking forward, we intend to maintain a diversified exposure within CAS across the various market capitalization segments of the onshore China stock market.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify China A Shares PLUS Income ETF- NAV	MSCI China Net Total Return USD Index	CSI 300 Net Total Return Index USD - 011325
1/13/25	$10,000	$10,000	$10,002
3/31/25	$10,244	$12,342	$10,578
6/30/25	$12,186	$12,589	$10,947
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 1/13/2025
Simplify China A Shares PLUS Income ETF - NAV	21.86%
MSCI China Net Total Return USD Index	25.89%
CSI 300 Net Total Return Index USD - 011325	9.73%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$11,330,285
Total number of portfolio holdings	22
Total advisory fee paid	$40,387
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	93.0%
Purchased Options	3.7%
Other Assets in Excess of Liabilities	3.3%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Currency Strategy ETF

FOXY

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Currency Strategy ETF (the "Fund") for the period of February 3, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Currency Strategy ETF	$34Footnote Reference(1)	0.81%
Footnote	Description
Footnote(1)	Based on the period February 3, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

Since its inception on February 3, 2025, FOXY returned 6.16% vs. the benchmark Bloomberg GSAM FX Carry Index return of -1.12% for the same period.

The Fund’s approach of dynamically adjusting its currency exposures benefited performance. Among the G10 currencies, the Japanese Yen, Australian Dollar, and British Pound contributed. Within EM currencies, the Mexican Peso and Brazilian Real rounded out the top contributors.

Looking forward, it is intended that FOXY will continue to adhere to its systematic investment approach which aims to harvest yield in the currency market in a volatility managed fashion. Uncertainty over the direction of the U.S. Dollar has risen as a consequence of the current U.S. presidential administration’s pursuit of a new trade arrangements with other countries. And while FOXY is managed on a dollar-neutral basis, it remains to be seen whether changes to trade relationships will present a challenge to the structure of the currency market on which FOXY’s investment strategy is based.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Currency Strategy ETF- NAV	MSCI World Index (Net)	Bloomberg GSAM FX Carry Index - 020325
2/3/25	$10,000	$10,000	$10,000
3/31/25	$10,819	$9,586	$10,118
6/30/25	$10,616	$10,685	$9,889
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 2/3/2025
Simplify Currency Strategy ETF - NAV	6.16%
MSCI World Index (Net)	6.85%
Bloomberg GSAM FX Carry Index - 020325	-1.12%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return capital of $159,179.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$14,943,973
Total number of portfolio holdings	4
Total advisory fee paid	$34,712
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	97.7%
Other Assets in Excess of Liabilities	2.3%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Enhanced Income ETF

HIGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Enhanced Income ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Enhanced Income ETF	$52	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, HIGH returned 6.95% vs the ICE BofA US 3-Month Treasury Bill Index, return of 4.68% for the same period, outperforming the benchmark by 2.27%.

Around August 2024, the Portfolio Management team identified an opportunity to start spending low premium amounts for convex tail hedges on both upside and downside to improve the core income generating component of HIGH’s investment strategy. While this initially detracted from performance, the approach paid off during the ''tariff tantrum'' allowing HIGH to outperform in the first half of 2025.

Looking ahead, HIGH aims to maintain a steady NAV and distribution by putting on cost effective hedges to navigate extreme market conditions.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Enhanced Income ETF- NAV	Bloomberg U.S. Aggregate Bond Index	Capital U.S. Corporate High Yield Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,073	$10,253	$10,161	$10,070
3/31/23	$10,244	$10,557	$10,524	$10,178
6/30/23	$10,507	$10,468	$10,708	$10,297
9/30/23	$10,706	$10,130	$10,757	$10,432
12/31/23	$10,830	$10,820	$11,528	$10,575
3/31/24	$11,010	$10,736	$11,697	$10,712
6/30/24	$11,191	$10,743	$11,825	$10,853
9/30/24	$11,029	$11,302	$12,450	$11,002
12/31/24	$11,022	$10,956	$12,472	$11,130
3/31/25	$10,649	$11,260	$12,597	$11,244
6/30/25	$11,969	$11,396	$13,042	$11,361
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/27/2022
Simplify Enhanced Income ETF - NAV	6.95%	6.95%
Bloomberg U.S. Aggregate Bond Index	6.08%	5.01%
Capital U.S. Corporate High Yield Index	10.29%	10.44%
ICE BofA 3 Month US Treasury Bill Index	4.68%	4.89%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $6,963,751.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$192,166,444
Total number of portfolio holdings	22
Total advisory fee paid	$1,518,590
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	96.2%
Purchased Options	3.7%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Health Care ETF

PINK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Health Care ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Health Care ETF	$49	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, PINK returned -3.84% vs the return of -5.66% of MSCI USA IMI/Health Care Net Index for the same period, outperforming the index by 1.82%.

PINK's outperformance is attributed to bottoms-up analysis, tactical trading, and strategic weightings in subsectors. In FY2025, stock selection played the most significant role, avoiding major drawdowns and identifying alpha-generating stocks across subsectors.

Looking ahead, PINK’s will employ rigorous bottom-up fundamental analysis, leveraging mosaic theory, industry insights, and channel checks seeking to identify high-conviction alpha opportunities.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Health Care ETF- NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
10/7/21	$10,000	$10,000	$10,000
12/31/21	$11,178	$10,866	$10,774
3/31/22	$10,865	$10,366	$10,318
6/30/22	$9,863	$8,697	$9,563
9/30/22	$9,531	$8,272	$9,112
12/31/22	$10,701	$8,898	$10,151
3/31/23	$10,109	$9,565	$9,778
6/30/23	$10,731	$10,401	$10,076
9/30/23	$10,159	$10,060	$9,689
12/31/23	$11,102	$11,237	$10,364
3/31/24	$12,570	$12,423	$11,218
6/30/24	$12,752	$12,955	$11,060
9/30/24	$13,352	$13,718	$11,758
12/31/24	$12,087	$14,048	$10,596
3/31/25	$11,967	$13,448	$11,095
6/30/25	$12,262	$14,919	$10,434
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/7/2021
Simplify Health Care ETF - NAV	-3.84%	5.62%
S&P 500 TR Index	15.16%	11.33%
MSCI USA IMI/Health Care Net (USD) Index	-5.66%	1.15%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$130,567,740
Total number of portfolio holdings	65
Total advisory fee paid	$832,382
Portfolio turnover rate	201%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	96.0%
Money Market Funds	4.0%
Other Assets in Excess of Liabilities	0.0%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Hedged Equity ETF

HEQT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Hedged Equity ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Hedged Equity ETF	$45	0.42%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, HEQT returned 10.13% vs Bloomberg US EQ:FI 60:40 Index, which had a return of 12.07% for the same period, under-performing the index by 1.94%.

Over the past year, U.S. equities have demonstrated resilience and recovery following a turbulent early 2025 period. The large-cap market rebounded approximately 25% from spring lows, supported by easing tariff concerns, strong earnings, and labor market data. After declining nearly 19% in April due to the unexpected “Liberation Day” tariffs, markets recovered on policy adjustments and coordinated intervention, reaching record highs by late June. During the drawdown, HEQT provided downside protection through its systematic collar strategy. As equities rebounded, HEQT lagged due to capped upside exposure, a trade-off of its risk-managed design. Nonetheless, HEQT reduced portfolio volatility and drawdown risk.

Looking ahead, HEQT will seek to continue to allow investors access to U.S. large cap U.S. equities while hedging downside volatility with a risk-managed options overlay.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Hedged Equity ETF- NAV	Bloomberg US EQ:FI 60:40 Index	S&P 500 TR Index
11/1/21	$10,000	$10,000	$10,000
12/31/21	$10,251	$10,168	$10,357
3/31/22	$9,810	$9,606	$9,881
6/30/22	$9,254	$8,449	$8,290
9/30/22	$9,128	$8,053	$7,885
12/31/22	$9,389	$8,454	$8,481
3/31/23	$9,895	$8,953	$9,117
6/30/23	$10,425	$9,398	$9,914
9/30/23	$10,258	$9,108	$9,590
12/31/23	$10,961	$10,010	$10,711
3/31/24	$11,545	$10,597	$11,841
6/30/24	$12,101	$10,873	$12,349
9/30/24	$12,671	$11,476	$13,076
12/31/24	$12,968	$11,529	$13,391
3/31/25	$12,620	$11,346	$12,819
6/30/25	$13,326	$12,186	$14,221
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/1/2021
Simplify Hedged Equity ETF - NAV	10.13%	8.16%
S&P 500 TR Index	15.16%	10.10%
Bloomberg US EQ:FI 60:40 Index	12.07%	5.55%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$331,626,457
Total number of portfolio holdings	5
Total advisory fee paid	$1,258,330
Portfolio turnover rate	5%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	104.8%
Purchased Options	0.4%
Money Market Funds	0.1%
Liabilities in Excess of Other Assets	(5.3)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify High Yield ETF

CDX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify High Yield ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify High Yield ETF	$27	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, CDX returned 13.60% vs the ICE BofA U.S. High Yield Index return of 10.24% for the same period, outperforming the benchmark by +3.36%.

Over the period, High Yield spreads were relatively unchanged starting the fiscal year at 3.09% and ending the year at 2.90%. However, there were two impactful periods of spread widening occurring in August of 2024 and April 2025, which led to strong returns from CDX.

The two key drivers of outperformance continue to be the embedded credit hedge overlay, referred to as ‘Quality minus Junk’ or ‘Q-J’ as well as the favorable funding received on the Total Return Swap for iShares iBoxx $ High Yield Corporate Bond ETF. Over the trailing 12-month period, the Quality basket of the hedge returned +11.97% while the short Junk basket of the hedge returned +0.03%, providing a performance tailwind as the strategy is long Quality and short Junk.

Looking forward, CDX is modestly over-hedged due to tight credit spreads and deteriorating US growth. Tight conditions and high bankruptcy filings suggest outperformance if spreads widen.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify High Yield ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index
2/14/22	$10,000	$10,000	$10,000
3/31/22	$9,859	$9,795	$9,999
6/30/22	$9,027	$9,335	$9,002
9/30/22	$8,983	$8,892	$8,941
12/31/22	$9,200	$9,058	$9,297
3/31/23	$9,551	$9,326	$9,643
6/30/23	$9,636	$9,248	$9,800
9/30/23	$9,709	$8,949	$9,852
12/31/23	$10,347	$9,559	$10,548
3/31/24	$10,583	$9,485	$10,707
6/30/24	$10,775	$9,491	$10,824
9/30/24	$11,417	$9,984	$11,395
12/31/24	$11,239	$9,678	$11,413
3/31/25	$11,839	$9,948	$11,521
6/30/25	$12,241	$10,068	$11,933
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/14/2022
Simplify High Yield ETF - NAV	13.60%	6.18%
Bloomberg U.S. Aggregate Bond Index	6.08%	0.20%
ICE BofA US High Yield Index	10.24%	5.38%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$245,327,789
Total number of portfolio holdings	9
Total advisory fee paid	$358,952
Portfolio turnover rate	622%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	97.5%
U.S. Exchange-Traded Funds	0.6%
Money Market Funds	0.5%
Purchased Options	0.2%
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's prospectus dated February 12, 2025, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

1) The Fund changed its name from Simplify High Yield PLUS Credit Hedge ETF to Simplify High Yield ETF, and

2) The Fund added an income generating option strategy to its principal investment strategies and also expanded option-related risk disclosures.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Interest Rate Hedge ETF

PFIX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Interest Rate Hedge ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Interest Rate Hedge ETF	$54	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, PFIX returned 16.28% vs. the ICE U.S. Treasury 20+ Year Bond Index return of 0.30% for the same period, outperforming the index by 15.96%.

The main reason for the difference is that PFIX holds a position in long-term expiry (5 to 7 years) over the counter (OTC) payer swaptions which function similarly to a long-term put option on the 20-year rate. These swaptions performed well as the forward interest rates that underly them increased. These increases were offset somewhat by time decay on the options and increases in the interest rates used to discount the option payoff.

Looking forward, increases in interest rates that drive increases in the forward rates along with increases in implied volatilities would be beneficial to PFIX's performance while decreases in forward rates and declines in implied volatilities would be harmful. The path of future interest rates and implied volatilities is notoriously difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Interest Rate Hedge ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
5/10/21	$10,000	$10,000	$10,000
6/30/21	$8,111	$10,095	$10,478
12/31/21	$7,489	$10,101	$10,885
6/30/22	$11,452	$9,056	$8,527
12/31/22	$14,523	$8,787	$7,506
6/30/23	$12,981	$8,971	$7,805
12/31/23	$15,133	$9,273	$7,669
6/30/24	$18,534	$9,207	$7,247
12/31/24	$20,650	$9,389	$7,076
6/30/25	$21,549	$9,766	$7,269
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/10/2021
Simplify Interest Rate Hedge ETF - NAV	16.28%	20.38%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.57%
ICE US Treasury 20+ Year Bond Index TR	0.30%	-7.42%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$156,051,239
Total number of portfolio holdings	12
Total advisory fee paid	$754,832
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	61.1%
U.S. Government Obligations	28.1%
Purchased Swaptions	10.1%
Money Market Funds	0.2%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's prospectus dated February 12, 2025, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

Changes were made to the Fund’s investment strategy to enhance the description of asset allocation, swaptions and the potential impact of interest rate risk on the Fund’s investments.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Intermediate Term Treasury Futures Strategy ETF

TYA

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Intermediate Term Treasury Futures Strategy ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Intermediate Term Treasury Futures Strategy ETF	$16	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, TYA returned 8.42% vs. the ICE U.S. Treasury 20+ Year Bond Index's  return of 0.30% for the same period, outperforming the index by 8.12%.

The primary drivers of return were TYA’s long position in near-to-expiry 10-year U.S. Treasury futures and its holdings of short-term Treasuries and cash. A long futures position earns the return of the cheapest-to-deliver bond in exchange for paying a short-term financing rate. The intermediate part of the yield curve was most attractive this year, as long-term rates remained elevated amid concerns over tariff-driven inflation and the U.S. fiscal outlook. TYA benefited from its positioning, leveraged up to three times, as the intermediate sector presented a more favorable risk-reward tradeoff than owning long-duration bonds outright.

Looking forward, TYA’s future performance will depend on interest rate movements—declines and curve steepening would benefit returns, while rising intermediate rates would detract.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Intermediate Term Treasury Futures Strategy ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
9/27/21	$10,000	$10,000	$10,000
9/30/21	$10,031	$9,973	$9,816
12/31/21	$9,944	$9,974	$10,187
3/31/22	$8,132	$9,382	$9,083
6/30/22	$7,353	$8,942	$7,981
9/30/22	$6,204	$8,517	$7,123
12/31/22	$6,238	$8,677	$7,026
3/31/23	$6,688	$8,934	$7,483
6/30/23	$6,132	$8,858	$7,305
9/30/23	$5,345	$8,572	$6,356
12/31/23	$6,078	$9,156	$7,177
3/31/24	$5,747	$9,085	$6,920
6/30/24	$5,646	$9,091	$6,783
9/30/24	$6,309	$9,564	$7,322
12/31/24	$5,468	$9,271	$6,623
3/31/25	$5,919	$9,529	$6,938
6/30/25	$6,121	$9,644	$6,803
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/27/2021
Simplify Intermediate Term Treasury Futures Strategy ETF - NAV	8.42%	-12.25%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.96%
ICE US Treasury 20+ Year Bond Index TR	0.30%	-9.75%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$152,686,772
Total number of portfolio holdings	6
Total advisory fee paid	$179,227
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.6%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	1.3%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify MBS ETF

MTBA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify MBS ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify MBS ETF	$15	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, MTBA returned 5.52% vs. the 6.52% return of the Bloomberg U.S. Mortgage Backed Securities Index for the same period, underperforming the index by 1.00%.

MTBA invests in current coupon agency mortgage-backed securities (MBS) via TBA – “To-Be-Announced” contracts in the over-the-counter market. These positions accrue mortgage interest, incur financing charges, and experience mark-to-market gains and losses from interest rate changes.Mortgage rates were volatile over the period but the rates hovered above 6% generating attractive yield. TBA positions are notional, leaving cash to be invested in short-term treasuries.

Looking forward, we believe MTBA's performance is sensitive to changes in fixed-rate mortgage rates and short-term financing rates. Mortgage rates depend on multiple points on the term structure, volatilities, and supply-demand dynamics, all of which are challenging to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify MBS ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Mortgage Backed Securities Index
11/6/23	$10,000	$10,000	$10,000
12/31/23	$10,367	$10,656	$10,713
6/30/24	$10,424	$10,581	$10,609
12/31/24	$10,595	$10,790	$10,842
6/30/25	$10,999	$11,223	$11,300
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/6/2023
Simplify MBS ETF - NAV	5.52%	5.95%
Bloomberg U.S. Aggregate Bond Index	6.08%	7.25%
Bloomberg U.S. Mortgage Backed Securities Index	6.52%	7.69%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $22,181,637.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$1,372,905,745
Total number of portfolio holdings	10
Total advisory fee paid	$2,152,579
Portfolio turnover rate	1376%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Government Agency Mortgage Backed Securities	99.7%
U.S. Treasury Bills	98.3%
Money Market Funds	0.1%
Liabilities in Excess of Other Assets	(98.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify NEXT Intangible Core Index ETF

NXTI

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify NEXT Intangible Core Index ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify NEXT Intangible Core Index ETF	$28	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, NXTI returned 21.95% vs. the S&P 500 index return of 15.16%, out-performing by 6.79%.

NXTI delivered positive returns across all sectors, with particularly strong stock selection in Information Technology, Healthcare, Consumer Staples, Communication Services, Energy, and Industrials. Key contributors to performance included Palantir Technologies, Walmart, and IBM, which collectively supported the fund’s outperformance. Offsetting some of these gains were negative contributions from Adobe, UnitedHealth Group, and Sarepta Therapeutics.

Looking ahead, NXTI will continue to seek companies with high intangible capital-to-book asset ratios within their respective sectors.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify NEXT Intangible Core Index ETF - NAV	S&P 500 TR Index	Next Intangible Core Index TR (USD)
4/15/24	$10,000	$10,000	$10,000
6/30/24	$10,503	$10,819	$10,505
12/31/24	$11,635	$11,732	$11,682
6/30/25	$12,809	$12,460	$12,943
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 4/15/2024
Simplify NEXT Intangible Core Index ETF - NAV	21.95%	22.75%
S&P 500 TR Index	15.16%	19.96%
NEXT Intangible Core Index TR (USD)	23.20%	23.80%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$1,538,687
Total number of portfolio holdings	201
Total advisory fee paid	$3,880
Portfolio turnover rate	34%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	99.6%
Money Market Funds	0.4%
Other Assets in Excess of Liabilities	0.0%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Short Term Treasury Futures Strategy ETF

TUA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Short Term Treasury Futures Strategy ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Short Term Treasury Futures Strategy ETF	$16	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, TUA returned 8.04% vs. the 6.28% return of ICE U.S. Treasury 7-10 Year Bond Index for the same period, outperforming the index by 1.76%.

The primary drivers of return were TUA’s long position in the most liquid, near-to-expiry 2-year U.S. Treasury futures contract and its holdings of short-term treasuries and cash. A long position in Treasury futures earns returns on the cheapest to deliver bond in exchange for paying a short-term financing rate. The strategy continues to face headwinds with an inverted yield curve (2-year rates below the Federal Funds rate), causing the coupon earned to be lower than the borrowing rate. However, 2-year rates decreased over the period benefiting TUA’s long exposure to this part of the yield curve, which is leveraged up 5 times.

Looking forward, TUA’s performance will depend on interest rates movements. Increases in rates and/or further inversions will generally be harmful and decreases accompanied by steepening would be beneficial. Anticipating the future path interest rates may take and their term structure is challenging.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Short Term Treasury Futures Strategy ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 7-10 Year Bond Index
11/14/22	$10,000	$10,000	$10,000
12/31/22	$9,940	$10,146	$10,081
3/31/23	$10,267	$10,446	$10,438
6/30/23	$9,303	$10,358	$10,244
9/30/23	$9,055	$10,024	$9,792
12/31/23	$9,725	$10,707	$10,422
3/31/24	$9,286	$10,624	$10,283
6/30/24	$9,179	$10,631	$10,277
9/30/24	$10,014	$11,183	$10,864
12/31/24	$9,380	$10,841	$10,366
3/31/25	$9,753	$11,142	$10,770
6/30/25	$9,917	$11,277	$10,920
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/14/2022
Simplify Short Term Treasury Futures Strategy ETF - NAV	8.04%	-0.32%
Bloomberg U.S. Aggregate Bond Index	6.08%	4.68%
ICE US Treasury 7-10 Year Bond Index	6.26%	3.41%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$666,170,733
Total number of portfolio holdings	5
Total advisory fee paid	$914,002
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.8%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Target 15 Distribution ETF

XV

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Target 15 Distribution ETF (the "Fund") for the period of April 14, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Target 15 Distribution ETF	$16Footnote Reference(1)	0.75%
Footnote	Description
Footnote(1)	Based on the period April 14, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period April 14, 2025 to June 30, 2025, XV returned 7.99% vs. its referenced benchmark, S&P 500 Index, return of 15.11%, underperforming by 7.12%.

XV’s strong absolute returns were supported by robust equity market performance and a decline in overall market volatility. XV’s income generation is derived from a combination of interest income strategy and income generating option spread strategy. The interest income is from investments in the US Government securities and the option income is from selling barrier put options, essentially an option spread writing strategy by accepting the risk of a potential loss defined by the barrier levels in exchange for option premium/income. On a relative basis, XV's performance has been consistent with expectations, reflecting its income-oriented strategy.

Looking ahead, we believe XV is well-positioned to appeal to investors seeking high monthly income potential through barrier option structures, while also offering operational efficiencies typically lacking in traditional structured note investments.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Target 15 Distribution ETF- NAV	S&P 500 TR Index
4/14/25	$10,000	$10,000
6/30/25	$10,799	$11,511
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 4/14/2025
Simplify Target 15 Distribution ETF - NAV	7.99%
S&P 500 TR Index	15.11%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$47,402,442
Total number of portfolio holdings	3
Total advisory fee paid	$57,579
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	101.2%
Liabilities in Excess of Other Assets	(1.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Treasury Option Income ETF

BUCK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Treasury Option Income ETF (formerly, Simplify Stable Income ETF) (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Treasury Option Income ETF	$36	0.35%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, BUCK returned 4.06% vs. the ICE BofA US 3-Month Treasury Bill Index, return of 4.68% for the same period, underperforming the benchmark by 0.62%.

It has been a challenging year for option-selling strategies especially during the ''Tariff Tantrum'' in early April, as rate volatility and long-term Treasury rates spiked over just a few days. The strategy in BUCK has focused on structural volatility selling in the treasury market and even though the options are short dated, with such a sharp selloff in interest rates over a very short timeframe (largest move in over 20 years) the fund performance was adversely impacted.

Looking ahead, we expect long-term treasury rates to stabilize in a higher range as uncertainties regarding fiscal outlook resolve and the increased volatility in Treasuries also results in higher yields from the increased premiums on the Fund's options positions. We believe BUCK is well-positioned to capture the higher potential returns generated in such environments.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Treasury Option Income ETF- NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg 1 - 3 Month U.S. Treasury Bill Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,077	$10,253	$10,070	$10,070
3/31/23	$10,188	$10,557	$10,180	$10,178
6/30/23	$10,327	$10,468	$10,304	$10,297
9/30/23	$10,466	$10,130	$10,443	$10,432
12/31/23	$10,533	$10,820	$10,587	$10,575
3/31/24	$10,882	$10,736	$10,727	$10,712
6/30/24	$10,884	$10,743	$10,871	$10,853
9/30/24	$11,150	$11,302	$11,019	$11,002
12/31/24	$11,293	$10,956	$11,150	$11,130
3/31/25	$11,570	$11,260	$11,267	$11,244
6/30/25	$11,326	$11,396	$11,387	$11,361
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/27/2022
Simplify Treasury Option Income ETF - NAV	4.06%	4.77%
Bloomberg U.S. Aggregate Bond Index	6.08%	5.01%
Bloomberg 1 - 3 Month U.S. Treasury Bill Index	4.75%	4.98%
ICE BofA 3 Month US Treasury Bill Index	4.68%	4.89%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $8,307,884.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$343,277,369
Total number of portfolio holdings	5
Total advisory fee paid	$889,296
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund’s prospectus dated November 1, 2024, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

(1) The Fund was renamed from the Simplify Stable Income ETF to the Simplify Treasury Option Income ETF.

(2) The Fund revised its investment strategy to include direct investments in U.S. Treasury securities, in addition to gaining exposure to such securities through investments in ETFs.

 This included the addition of:

1) a non-fundamental policy to invest at least 80% of the Fund's assets in U.S. Treasuries and ETFs

2) the addition of U.S. Treasury Inflation-Protected Securities (TIPS) as potential investments

3) new or enhanced risk disclosures relating to these investments

4) clarification around the types of assets on which the Fund may write options when implementing its option strategy.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Bitcoin Strategy ETF

SPBC

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify US Equity PLUS Bitcoin Strategy ETF (formerly, Simplify US Equity PLUS GBTC ETF) (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Bitcoin Strategy ETF	$56	0.51%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SPBC returned 21.35% vs its referenced benchmark, S&P 500 Index, return of 15.16%, outperforming the benchmark by 6.19%.

During the reporting period SPBC targeted a 10% exposure to Grayscale Bitcoin (GBTC) and/or Vaneck Bitcoin (HODL), which returned 59.34% and 79.58% respectively over the same period, driving the outperformance of 6.19% vs. the benchmark. Periodic rebalancing to the target weight results in adding to Bitcoin ETP and/or Bitcoin ETF exposure when Bitcoin is underperforming and trimming outsized exposure when it’s outperforming, effectively capturing a rebalancing premium through disciplined, systematic allocation.

Looking ahead, we believe SPBC remains uniquely positioned to provide investors with exposure to U.S. Large Cap Equity combined with Bitcoin exposure. With the advent of Bitcoin ETFs in early 2024, HODL should act as a good proxy for exposure to the price of spot Bitcoin moving forward, as the Fund seeks to achieve its stated investment objectives.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Bitcoin Strategy ETF - NAV	S&P 500 TR Index
5/24/21	$10,000	$10,000
6/30/21	$10,146	$10,253
12/31/21	$11,444	$11,450
6/30/22	$8,355	$9,165
12/31/22	$8,247	$9,376
6/30/23	$10,668	$10,960
12/31/23	$12,260	$11,841
6/30/24	$14,860	$13,652
12/31/24	$16,804	$14,804
6/30/25	$18,032	$15,722
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/24/2021
Simplify US Equity PLUS Bitcoin Strategy ETF - NAV	21.35%	15.46%
S&P 500 TR Index	15.16%	11.66%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$75,566,342
Total number of portfolio holdings	5
Total advisory fee paid	$189,440
Portfolio turnover rate	30%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	98.6%
U.S. Treasury Bills	0.8%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund’s prospectus dated February 5, 2025, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

(1) The Fund was renamed from the Simplify US Equity PLUS GBTC ETF to the Simplify US Equity PLUS Bitcoin Strategy ETF.

(2) The Fund revised its investment strategy to expand the investable universe of Bitcoin-related investments.

(3) The Fund expanded its non-fundamental 80% investment policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs), and exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, swaps, or other derivative instruments (“Bitcoin ETFs”).

(4) Because of the strategy changes, the Fund became subject to additional Bitcoin-related risks such as Bitcoin ETFs Risk.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Convexity ETF

SPYC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify US Equity PLUS Convexity ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Convexity ETF	$54	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SPYC returned 14.71% vs its referenced benchmark, S&P 500 Index, return of 15.16%, underperforming the benchmark by 0.45%.

Over the past year, U.S. equities have demonstrated notable resilience and recovery following a turbulent early‐2025 period. The U.S. large-cap market rebounded sharply, rising approximately 25% from its spring lows, driven by easing tariff concerns, robust corporate earnings, and strong labor market data. After plunging nearly 19% in April due to the unexpected announcement of “Liberation Day” tariffs, markets quickly regained footing on the back of policy adjustments and coordinated intervention, eventually reaching record highs by late June. SPYC’s dual mandate of capturing upside & downside convexity performed in line with expectations over the past year.

We will continue to monetize and exercise options, when possible, to outperform on the upside while maintaining a strong notional coverage on the downside.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,834	$10,927
6/30/21	$12,367	$12,593
12/31/21	$13,976	$14,063
6/30/22	$10,923	$11,256
12/31/22	$10,427	$11,516
6/30/23	$12,088	$13,462
12/31/23	$12,931	$14,543
6/30/24	$15,257	$16,767
12/31/24	$15,794	$18,182
6/30/25	$17,501	$19,310
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Convexity ETF - NAV	14.71%	12.31%
S&P 500 TR Index	15.16%	14.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$83,345,978
Total number of portfolio holdings	22
Total advisory fee paid	$369,331
Portfolio turnover rate	8%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	96.1%
Purchased Options	3.3%
Money Market Funds	0.4%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Downside Convexity ETF

SPD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify US Equity PLUS Downside Convexity ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Downside Convexity ETF	$55	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SPD returned 18.38% vs its referenced benchmark, S&P 500 Index, return of 15.16%, outperforming the benchmark by 3.22%.

Over the past year, U.S. equities have demonstrated notable resilience and recovery following a turbulent early‐2025 period. The U.S. large-cap market rebounded sharply, rising approximately 25% from its spring lows, driven by easing tariff concerns, robust corporate earnings, and strong labor market data. After plunging nearly 19% in April due to the unexpected announcement of “Liberation Day” tariffs, markets quickly regained footing on the back of policy adjustments and coordinated intervention, eventually reaching record highs by late June. SPD performed well against the deep drawdown in early April and delivered strong outperformance during the subsequent rebound, supported by its income overlay strategy and downside convexity exposure.

In the next 12 months, we will continue to actively manage the downside convexity profile while aiming to offset the cost with the Fund’s income overlay approach.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Downside Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,798	$10,927
6/30/21	$12,207	$12,593
12/31/21	$13,429	$14,063
6/30/22	$10,818	$11,256
12/31/22	$9,986	$11,516
6/30/23	$11,393	$13,462
12/31/23	$12,088	$14,543
6/30/24	$13,698	$16,767
12/31/24	$14,212	$18,182
6/30/25	$16,216	$19,310
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Downside Convexity ETF - NAV	18.38%	10.54%
S&P 500 TR Index	15.16%	14.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$88,213,096
Total number of portfolio holdings	21
Total advisory fee paid	$531,814
Portfolio turnover rate	13%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	97.3%
Purchased Options	2.8%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Upside Convexity ETF

SPUC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify US Equity PLUS Upside Convexity ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Upside Convexity ETF	$53	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SPUC returned 11.20% vs its referenced benchmark, S&P 500 Index, return of 15.16%, under-performing the benchmark by 3.96%.

Over the past year, U.S. equities have demonstrated notable resilience and recovery following a turbulent early‐2025 period. The U.S. large-cap market rebounded sharply, rising approximately 25% from its spring lows, driven by easing tariff concerns, robust corporate earnings, and strong labor market data. After plunging nearly 19% in April due to the unexpected announcement of “Liberation Day” tariffs, markets quickly regained footing on the back of policy adjustments and coordinated intervention, eventually reaching record highs by late June.

As anticipated, SPUC underperformed the S&P 500 during the initial drawdown in early 2025, reflecting its design as an upside convexity strategy rather than a defensive vehicle. While SPUC recovered much of its relative underperformance during the ensuing market rally, it ultimately trailed the index for the full year.

Looking ahead,we believe SPUC is positioned to capture U.S. equities market strength via its investment in call options. This approach offers investors an upside convexity solution that transforms a persistent market inefficiency into a source of enhanced return potential.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify US Equity PLUS Upside Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,877	$10,927
6/30/21	$12,552	$12,593
12/31/21	$14,561	$14,063
6/30/22	$11,047	$11,256
12/31/22	$10,973	$11,516
6/30/23	$12,886	$13,462
12/31/23	$13,986	$14,543
6/30/24	$17,174	$16,767
12/31/24	$17,529	$18,182
6/30/25	$19,097	$19,310
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/3/2020
Simplify US Equity PLUS Upside Convexity ETF - NAV	11.20%	14.36%
S&P 500 TR Index	15.16%	14.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$116,667,833
Total number of portfolio holdings	3
Total advisory fee paid	$251,486
Portfolio turnover rate	94%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	95.1%
Purchased Options	4.2%
Money Market Funds	1.0%
Liabilities in Excess of Other Assets	(0.3)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Bitcoin Strategy PLUS Income ETF

MAXI

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Bitcoin Strategy PLUS Income ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Bitcoin Strategy PLUS Income ETF	$180	1.31%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, MAXI returned 74.47% vs the return of 78.20% of the Nasdaq Bitcoin Reference Price Index for the same period, underperforming the index by 3.73%.

The underperformance of -3.73% is primarily attributable to the cost of obtaining exposure through futures contracts, compounded at times by the use of leverage, which amplifies both funding and roll costs. Between July 2024 and June 2025, the average annualized roll cost between BTC2 and BTC1 futures was approximately 6.8%. The remaining performance drag is likely due to the impact of the options overlay.

Looking ahead, we expect MAXI to perform better if the futures roll cost, as well as implied volatility and the equity market trends, are closer to their historical long-term average.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Bitcoin Strategy PLUS Income ETF - NAV	S&P 500 TR Index	Nasdaq Bitcoin Reference Price Index (USD) 09-29-22
9/29/22	$10,000	$10,000	$10,000
9/30/22	$10,000	$9,850	$9,925
12/31/22	$8,693	$10,595	$8,511
3/31/23	$14,761	$11,389	$14,423
6/30/23	$15,816	$12,384	$15,648
9/30/23	$13,805	$11,979	$13,791
12/31/23	$21,172	$13,380	$21,544
3/31/24	$34,930	$14,792	$35,790
6/30/24	$29,106	$15,426	$30,899
9/30/24	$28,815	$16,334	$32,658
12/31/24	$40,339	$16,727	$47,964
3/31/25	$31,346	$16,013	$42,229
6/30/25	$50,781	$17,765	$55,063
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/29/2022
Simplify Bitcoin Strategy PLUS Income ETF - NAV	74.47%	80.53%
S&P 500 TR Index	15.16%	23.23%
Nasdaq Bitcoin Reference Price Index (USD) 09-29-22	78.20%	85.92%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$52,290,824
Total number of portfolio holdings	24
Total advisory fee paid	$347,717
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	194.9%
Purchased Options	15.8%
Liabilities in Excess of Other Assets	(110.7)%
Total	100.0%

Material Fund Changes

This summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's prospectus dated February 5, 2025, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

(1) The Fund revised its investment strategy to expand the investable universe of Bitcoin-related investments.

(2) The Fund changed its targeted Bitcoin exposure from 100% to a range of 50-200%.

(3) Because of the strategy changes, the Fund became subject to additional Bitcoin-related risks such as Bitcoin ETFs Risk, Exchange Traded Product Risk, and Valuation Risk.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Gold Strategy PLUS Income ETF

YGLD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Gold Strategy PLUS Income ETF (the "Fund") for the period of December 2, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Gold Strategy PLUS Income ETF	$37Footnote Reference(1)	0.53%
Footnote	Description
Footnote(1)	Based on the period December 2, 2024 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

Since its inception on December 2nd, 2024, YGLD returned 39.74% vs. the Solactive Gold Spot Index's return of 25.44% for the same period, outperforming the index by +14.29%.

Much of the outperformance occurred in the period from 4/7/25-5/19/25 as gold prices rallied post the tariff-pause announcement and the option overlay was additive given the positive convexity. Gold prices have seen continued support from economic uncertainty, geopolitical risk and continued investment from foreign central banks.

Looking forward, we believe gold will remain well bid given continued market uncertainty and flows from overseas, while the income overlay can continue to add value in a risk-on market.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Gold Strategy PLUS Income ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Solactive Gold Spot Index ER USD Index
12/2/24	$10,000	$10,000	$10,000
12/31/24	$9,585	$9,830	$9,946
3/31/25	$11,640	$10,103	$11,844
6/30/25	$13,974	$10,225	$12,544
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 12/2/2024
Simplify Gold Strategy PLUS Income ETF - NAV	39.74%
Bloomberg U.S. Aggregate Bond Index	2.25%
Solactive Gold Spot Index ER USD Index	25.44%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$28,249,612
Total number of portfolio holdings	22
Total advisory fee paid	$54,284
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	92.9%
Purchased Options	3.0%
Other Assets in Excess of Liabilities	4.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Multi-QIS Alternative ETF

QIS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Multi-QIS Alternative ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Multi-QIS Alternative ETF	$95.2	1.00%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, QIS returned -9.89% vs the 4.68%, return of the ICE BofA US 3-Months Treasury Bill Index for the same period, underperforming the index  by -14.57%.

Much of the underperformance occurred from March 2025 until June 2025, as the February market sell-off and subsequent "tariff tantrum" were headwinds for QIS.

During the last 12 months, the strategy was streamlined to increase resiliency in stressed markets. The new approach aims to improve performance and diversify exposures in various market conditions.

Quantitative strategies across the board have had one of their most challenging periods in the last decade, and we have seen above average correlations between strategies further reduce normal diversification benefits. Equity volatility strategies have also been a headwind, as implied volatilities have been low and realized volatilities have been high. We did also see some more idiosyncratic headwinds out of the commodity complex.

Looking forward, we anticipate normalization of these aforementioned headwinds, which we believe could become tailwinds and improve performance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Multi-QIS Alternative ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA 3 Month US Treasury Bill Index
7/10/23	$10,000	$10,000	$10,000
12/31/23	$10,237	$10,437	$10,259
6/30/24	$10,478	$10,362	$10,529
12/31/24	$10,218	$10,567	$10,797
6/30/25	$9,441	$10,992	$11,021
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 7/10/2023
Simplify Multi-QIS Alternative ETF - NAV	-9.89%	-2.87%
Bloomberg U.S. Aggregate Bond Index	6.08%	4.90%
ICE BofA 3 Month US Treasury Bill Index	4.68%	5.05%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$96,118,608
Total number of portfolio holdings	21
Total advisory fee paid	$1,084,120
Portfolio turnover rate	29%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	85.5%
U.S. Exchange-Traded Funds	7.9%
Purchased Options	8.0%
Liabilities in Excess of Other Assets	(1.4)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Volatility Premium ETF

SVOL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Volatility Premium ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volatility Premium ETF	$62	0.63%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SVOL returned -3.00% vs its referenced benchmark, S&P 500 Index, return of 15.16%, underperforming the benchmark by 18.16%.

The past year presented challenges for SVOL’s volatility premium harvesting strategy, marked by episodes of elevated market volatility in August 2024, December 2024, and throughout the first half of 2025. To navigate abrupt shifts in volatility regimes, the portfolio management team focused on NAV stability when confronted with abrupt shifts in volatility regimes. The timely response positioned SVOL well to recover from the market bottom on April 9, 2025.

In the next 12 months, we believe SVOL is strategically positioned to capitalize on structural inefficiencies in volatility markets by selling options where implied volatility is elevated and buying where it's undervalued. We believe SVOL remains well-placed to extract risk premia in a risk-managed framework, reinforcing its role as a structural volatility strategy.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Volatility Premium ETF - NAV	S&P 500 TR Index
5/12/21	$10,000	$10,000
6/30/21	$10,805	$10,599
12/31/21	$11,436	$11,836
6/30/22	$10,132	$9,474
12/31/22	$10,914	$9,693
6/30/23	$12,476	$11,330
12/31/23	$13,429	$12,241
6/30/24	$14,353	$14,113
12/31/24	$14,392	$15,303
6/30/25	$13,923	$16,253
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 5/12/2021
Simplify Volatility Premium ETF - NAV	-3.00%	8.33%
S&P 500 TR Index	15.16%	12.47%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return capital of $97,126,311.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$916,740,325
Total number of portfolio holdings	27
Total advisory fee paid	$5,469,662
Portfolio turnover rate	298%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	110.7%
U.S. Exchange-Traded Funds	48.6%
Purchased Options	7.5%
Liabilities in Excess of Other Assets	(66.8)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Opportunistic Income ETF

CRDT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Opportunistic Income ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Opportunistic Income ETF	$86	0.84%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, CRDT returned 3.54% vs. the Bloomberg U.S. Universal Total Return Index return of 6.49% for the same period.

CRDT's underweight duration positioning detracted modestly from performance over the period as yields on short and intermediate maturity US Treasuries moved lower. However, the primary detraction came from one of the positions in the distressed portion of the portfolio. Just prior to the close of the period, the position was marked down substantially despite the lack of any meaningful news around the restructuring.

Looking forward, we anticipate CRDT will continue to adjust its holdings opportunistically across the credit markets. At present, CRDT remains relatively cautiously positioned. This includes an underweight duration positioning in response to anticipated growth in the level of government debt as well as an underweight to credit markets given seemingly stretched valuations.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Opportunistic Income ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index	Bloomberg U.S. Universal Total Return Index
6/26/23	$10,000	$10,000	$10,000	$10,000
6/30/23	$10,004	$9,958	$10,077	$9,965
12/31/23	$10,526	$10,293	$10,846	$10,340
6/30/24	$10,510	$10,219	$11,130	$10,311
12/31/24	$11,045	$10,421	$11,735	$10,551
6/30/25	$10,882	$10,840	$12,269	$10,983
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 6/26/2023
Simplify Opportunistic Income ETF - NAV	3.54%	4.29%
Bloomberg U.S. Aggregate Bond Index	6.08%	4.09%
ICE BofA US High Yield Index	10.24%	10.71%
Bloomberg U.S. Universal Total Return Index	6.49%	4.78%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return capital of $587,298.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$78,043,591
Total number of portfolio holdings	77
Total advisory fee paid	$663,658
Portfolio turnover rate	418%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Asset Backed Securities	33.3%
Corporate Bonds	18.0%
U.S. Treasury Bills	14.4%
Preferred Stocks	13.2%
Common Stocks	6.5%
Mortgage Backed Securities	6.2%
U.S. Government Agency Mortgage Backed Securities	2.5%
Foreign Bonds	2.5%
Purchased Options	0.1%
Term Loans	0.1%
Other Assets in Excess of Liabilities	3.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's prospectus dated November 1, 2024, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

A fee waiver agreement previously in place for the period beginning October 27, 2023 expired at the end of its term on October 31, 2024.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Propel Opportunities ETF

SURI

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Propel Opportunities ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Propel Opportunities ETF	$229	2.56%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, SURI returned -20.69% vs. the MSCI USA IMI Health Care Net Total Return USD Index benchmark return of -5.66% for the same period, underperforming the index by 15.03%.

SURI has a heavier weighting of early-stage and small/mid-cap (SMID) companies versus MSCI USA IMI Health Care Net Total Return USD Index. In general, SMID healthcare companies have underperformed versus large cap healthcare companies during this period. Positive contributors to SURI's  performance include Akero Therapeutics, Achieve Life Science and Plan GP Holdings. Detractors from SURI's  performance include Applied Therapeutics, Tscan Therapuetics and Athira Pharma.

Looking ahead, while we anticipate continued volatility in SMID healthcare companies versus the overall market, we belive specific catalysts within the SURI portfolio along with increased M&A and strategic activities targeting SMID healthcare companies to potentially drive outperformance.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Propel Opportunities ETF - NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
2/7/23	$10,000	$10,000	$10,000
6/30/23	$9,503	$10,766	$10,034
12/31/23	$9,566	$11,631	$10,321
6/30/24	$11,144	$13,409	$11,014
12/31/24	$8,588	$14,540	$10,552
6/30/25	$8,838	$15,442	$10,390
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/7/2023
Simplify Propel Opportunities ETF - NAV	-20.69%	-5.03%
S&P 500 TR Index	15.16%	19.92%
MSCI USA IMI/Health Care Net (USD) Index	-5.66%	1.61%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $12,083,603.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$65,973,784
Total number of portfolio holdings	20
Total advisory fee paid	$2,113,065
Portfolio turnover rate	22%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	54.3%
Common Stocks	42.5%
Limited Partnership	37.5%
Money Market Funds	17.4%
Corporate Bonds	5.9%
Liabilities in Excess of Other Assets	(57.6)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Volt TSLA Revolution ETF

TESL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Volt TSLA Revolution ETF (formerly, Simplify Volt RoboCar Disruption and Tech ETF trading under ticker VCAR) (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volt TSLA Revolution ETF	$154	0.96%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, TESL returned 122.93% vs its referenced benchmark, S&P 500 Index, return of 15.16%, out-performing the benchmark by 107.77%.

TESL has delivered a strong return, showcasing the effectiveness of its proprietary algorithm and strategic use of derivative instruments—including options and swaps—for targeted protection, participation, and income generation.The dynamic exposure of 80 to 150% in Tesla-related instruments allows TESL to capture potential opportunities from Tesla’s volatile stock price movements.

Looking ahead, we anticipate sustained momentum in the broader autonomous driving sector. Leveraging active management and risk-managed options overlay, we believe TESL is positioned to harness upside potential while enhancing income and managing downside risk—offering a distinct and sophisticated approach to equity investing.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Volt TSLA Revolution ETF - NAV	S&P 500 TR Index
12/28/20	$10,000	$10,000
12/31/20	$10,456	$10,057
6/30/21	$9,466	$11,591
12/31/21	$12,382	$12,944
6/30/22	$7,297	$10,361
12/31/22	$4,810	$10,600
6/30/23	$7,258	$12,391
12/31/23	$7,699	$13,387
6/30/24	$8,852	$15,434
12/31/24	$19,185	$16,736
6/30/25	$19,732	$17,774
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 12/28/2020
Simplify Volt TSLA Revolution ETF - NAV	122.93%	16.29%
S&P 500 TR Index	15.16%	13.62%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$32,489,812
Total number of portfolio holdings	24
Total advisory fee paid	$145,570
Portfolio turnover rate	872%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	69.3%
Common Stocks	23.6%
Purchased Options	4.5%
Money Market Funds	2.3%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund’s prospectus dated November 1, 2024, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

(1) The Fund changed its name from Simplify Volt RoboCar Disruption and Tech ETF to Simplify Volt TSLA Revolution ETF.

(2) The Fund refocused its investment strategy to emphasize returns linked to Tesla, Inc. (NASDAQ: TSLA) (“Tesla”).

(3) The Fund revised its 80% investment policy such that it invests at least 80% of its net assets (plus any borrowings for investment purposes) in Tesla-related instruments.

(4) Because of the strategy changes, the Fund also became subject to compounding risk, leverage risk, and has a greater risk exposure to the price of Tesla stock.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Commodities Strategy No K-1 ETF

HARD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Commodities Strategy No K-1 ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Commodities Strategy No K-1 ETF	$86	0.78%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, HARD returned 20.52% vs the Bloomberg Commodity Index Total Return, which returned 5.77% for the same period, outperforming the benchmark by +14.75%. HARD surpassed its 2-year track record in March 2025.

A key enhancement was made to HARD's portfolio to add investment across diversified commodity markets: Cocoa, Cotton, Coffee, Winter Wheat, Canola, Sugar, Soybean Meal, Feeder Cattle, Live Cattle, Lean Hogs, Palladium and Platinum.

Positive returns from positions in softs (Cocoa, Coffee), select metals (Gold, Platinum), and Live and Feeder Cattle were additive to performance. HARD's average commodity exposure was about +40%, reflecting its long commodity bias, while avoiding negative carry in commodities with excessively steep or inverted curves.

Looking ahead, we believe HARD’s asset selection and positioning should enable it to outperform during a cyclical bull market in commodities, while also adding value from supply-demand imbalances.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Commodities Strategy No K-1 ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg Commodity Index Total Return
3/27/23	$10,000	$10,000	$10,000
3/31/23	$9,956	$10,050	$10,175
6/30/23	$9,914	$9,966	$9,914
9/30/23	$10,250	$9,644	$10,381
12/31/23	$9,497	$10,301	$9,901
3/31/24	$9,611	$10,221	$10,118
6/30/24	$9,977	$10,228	$10,410
9/30/24	$10,510	$10,759	$10,480
12/31/24	$11,298	$10,430	$10,433
3/31/25	$13,121	$10,720	$11,360
6/30/25	$12,024	$10,849	$11,010
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/27/2023
Simplify Commodities Strategy No K-1 ETF - NAV	20.52%	8.49%
Bloomberg U.S. Aggregate Bond Index	6.08%	3.67%
Bloomberg Commodity Index Total Return	5.77%	4.35%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$31,554,991
Total number of portfolio holdings	6
Total advisory fee paid	$144,331
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	121.1%
Liabilities in Excess of Other Assets	(21.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Managed Futures Strategy ETF

CTA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Managed Futures Strategy ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Managed Futures Strategy ETF	$77	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, CTA returned 4.23% vs  the -11.87% of the SG CTA Index for the same period, outperforming the index by 16.10%.

During the last 12 months, interest rates and additional commodity markets were added to the proprietary model to further enhance diversification. These included: Cocoa, Cotton, Coffee, Winter Wheat, Canola, Sugar, Soybean Meal, Feeder Cattle, Live Cattle, Lean Hogs, Palladium, Platinum, Canadian 2Y/5Y and U.S. 2Y/10Y/20Y/30Y rates.

Long positions in Cocoa and Gold, and to a lesser extent, Cattle, contributed positively. Short positions in the front end of the U.S. curve also added value as rates rose in late 2024.

The notional exposure of interest rates was primarily short in the second half of 2024 due to the shape of the curve which was identified by the model’s ‘carry’ signal. Interest rate exposure was positive in March/April 2025 due to the sell-off in equities, identified by the model’s ‘intermarket’ signal. Commodity exposure has been dynamic over the last 12 months.

In the next 12 months, we expect geopolitical and macroeconomic risks to remain heightened. CTA will continue to seek to provide absolute returns and risk diversification from traditional stocks and bonds via its dynamic positioning in various markets.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Managed Futures Strategy ETF- NAV	Bloomberg U.S. Aggregate Bond Index	SG CTA Index
3/7/22	$10,000	$10,000	$10,000
3/31/22	$9,566	$9,749	$10,070
6/30/22	$10,907	$9,292	$10,814
9/30/22	$11,809	$8,850	$11,258
12/31/22	$11,182	$9,016	$10,725
3/31/23	$9,963	$9,283	$10,169
6/30/23	$10,922	$9,205	$10,727
9/30/23	$11,783	$8,907	$10,930
12/31/23	$10,789	$9,515	$10,362
3/31/24	$11,492	$9,441	$11,367
6/30/24	$12,508	$9,447	$11,116
9/30/24	$12,168	$9,938	$10,623
12/31/24	$13,398	$9,634	$10,606
3/31/25	$14,257	$9,901	$10,339
6/30/25	$13,037	$10,021	$9,799
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/7/2022
Simplify Managed Futures Strategy ETF - NAV	4.23%	8.33%
Bloomberg U.S. Aggregate Bond Index	6.08%	0.06%
SG CTA Index	-11.85%	-0.61%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$1,055,122,574
Total number of portfolio holdings	5
Total advisory fee paid	$4,364,164
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.6%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Piper Sandler US Small-Cap PLUS Income ETF

LITL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Piper Sandler US Small-Cap PLUS Income ETF (the "Fund") for the period of April 28, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$16Footnote Reference(1)	0.90%
Footnote	Description
Footnote(1)	Based on the period April 28, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period April 28, 2025, to June 30, 2025, LITL returned 10.25% vs. the Russell 2000 Total Return index return of 11.00%, underperforming by 0.75%.

LITL delivered positive returns across all sectors with the exception of Consumer Staples. At the sector level, the strategy demonstrated strong stock selection in Financials, Utilities, Communication Services, Healthcare, and Industrials. Notable contributors to performance included Dave Inc., Hims & Hers Health, and Oscar Health, while ADMA Biologics, ACI Worldwide, and Lifestance Health Group were among the `primary detractors. The option based income overlay added 0.08% since the inception of LITL .

Looking ahead, we anticipate the portfolio management team will maintain a disciplined focus on business cycle analysis to identify companies best positioned to outperform in the current economic environment. In addition, risk-managed options overlay enhances LITL's income potential and contributes meaningfully to total return, offering a differentiated approach to equity investing.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Piper Sandler US Small-Cap PLUS Income ETF- NAV	Russell 2000 Total Return
4/28/25	$10,000	$10,000
6/30/25	$11,025	$11,100
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 4/28/2025
Simplify Piper Sandler US Small-Cap PLUS Income ETF - NAV	10.25%
Russell 2000 Total Return	11.00%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$4,134,519
Total number of portfolio holdings	205
Total advisory fee paid	$4,820
Portfolio turnover rate	44%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	80.4%
Purchased Options	1.6%
U.S. Exchange-Traded Funds	1.4%
Other Assets in Excess of Liabilities	16.6%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Tara India Opportunities ETF

IOPP

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Tara India Opportunities ETF (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Tara India Opportunities ETF	$75	0.73%

Management's Discussion of Fund Performance

For the year ended June 30, 2025, IOPP returned 4.93% vs. the benchmark MSCI India Net Total Return USD MSCI India Index return of 0.85% for the same period.

The Fund’s holdings in a number of securities not included in the MSCI India Index, particularly in the Information Technology, Financials, and Consumer Discretionary sectors, contributed meaningfully to relative performance. Conversely, an off-benchmark holding in the Industrials sector detracted.

Looking forward, we expect the Fund will continue to focus on the sectors which are levered to domestic income growth in India. And within that context, we anticipate the portfolio management team will utilize its local research presence across India to identify names which the team judges to exhibit more attractive growth potential than is currently priced into the market.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Tara India Opportunities ETF - NAV	MSCI INDIA INDEX
3/4/24	$10,000	$10,000
6/30/24	$11,229	$10,916
12/31/24	$11,513	$10,385
6/30/25	$11,782	$11,008
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/4/2024
Simplify Tara India Opportunities ETF - NAV	4.93%	13.20%
MSCI INDIA INDEX	0.85%	7.53%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$8,929,572
Total number of portfolio holdings	28
Total advisory fee paid	$75,476
Portfolio turnover rate	108%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Common Stocks	95.0%
Money Market Funds	2.8%
Other Assets in Excess of Liabilities	2.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's prospectus dated November 1, 2024, as supplemented May 23, 2025, which is available at www.simplify.us/resources or upon request at 1 (855) 772-8488.

Effective May 23, 2025, the Fund's "other expenses" were re-estimated and restated from 0.51% to 0.04% of the Fund's average daily net assets due to a decrease in expenses that were expected to occur during the current fiscal year.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify National Muni Bond ETF

NMB

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify National Muni Bond ETF (the "Fund") for the period of September 9, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify National Muni Bond ETF	$41Footnote Reference(1)	0.50%
Footnote	Description
Footnote(1)	Based on the period September 9, 2024 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

For the period September 9 2024, to June 30, 2025, NMB returned 2.80% vs. the Bloomberg Municipal Bond Index, return of -1.14% for the same period, outperforming the index by 3.94%.

The primary drivers of return were NMB’s long position in an actively managed municipal bond strategy and a risk-managed, income generating options selling strategy spread across a variety of instruments, which  included equity, fixed income, and commodity indices and ETFs. The municipal bond strategy detracted from performance during the period while the option selling strategy had strong performance adding to returns.

Looking forward, we anticipate the performance of NMB's municipal bond strategy will depend on interest rate movements and municipal-to-treasury ratios and the options selling strategy will depend on implied volatility and market trends.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify National Muni Bond ETF- NAV	S&P 500 TR Index	Bloomberg Municipal Bond Index
9/9/24	$10,000	$10,000	$10,000
9/30/24	$10,095	$10,540	$10,042
12/31/24	$9,843	$10,794	$9,920
3/31/25	$9,289	$10,333	$9,898
6/30/25	$10,280	$11,464	$9,886
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 9/9/2024
Simplify National Muni Bond ETF - NAV	2.80%
S&P 500 TR Index	14.64%
Bloomberg Municipal Bond Index	-1.14%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$73,958,352
Total number of portfolio holdings	47
Total advisory fee paid	$349,350
Portfolio turnover rate	678%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Municipal Bonds	85.1%
Money Market Funds	17.0%
Purchased Options	2.2%
Liabilities in Excess of Other Assets	(4.3)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Gamma Emerging Market Bond ETF

GAEM

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Gamma Emerging Market Bond ETF (the "Fund") for the period of August 12, 2024 to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Gamma Emerging Market Bond ETF	$70Footnote Reference(1)	0.76%
Footnote	Description
Footnote(1)	Based on the period August 12, 2024 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

Since its inception on August 12, 2024, GAEM returned 9.42% vs. the benchmark J.P. Morgan EMBI Global Diversified Composite Index return of 7.29% for the same period.

GAEM's local currency-denominated positions in the Dominican Republic contributed to relative performance over the period as did allocations to the bonds of Republic of El Salvador & Republic of Argentina.

Looking forward, GAEM's sub-adviser intends to continue applying its on-the-ground presence and expertise in Latin American bonds to identify compelling investment opportunities with the potential to produce attractive yield in the portfolio without taking a meaningful step down in credit quality.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Gamma Emerging Market Bond ETF - NAV	J.P. Morgan EMBI Global Core Index (USD)	J.P. Morgan EMBI Global Diversified Composite Index - 081224
8/12/24	$10,000	$10,000	$10,000
9/30/24	$10,289	$10,377	$10,355
12/31/24	$10,395	$10,138	$10,154
3/31/25	$10,585	$10,347	$10,382
6/30/25	$10,942	$10,705	$10,727
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 8/12/2024
Simplify Gamma Emerging Market Bond ETF - NAV	9.42%
J.P. Morgan EMBI Global Core Index (USD)	7.05%
J.P. Morgan EMBI Global Diversified Composite Index - 081224	7.29%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$11,494,950
Total number of portfolio holdings	45
Total advisory fee paid	$73,744
Portfolio turnover rate	131%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Foreign Bonds	92.5%
U.S. Treasury Bills	7.8%
Money Market Funds	0.1%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

KNRG

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2025

This annual shareholder report contains important information about Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the "Fund") for the period of May 27, 2025 (commencement of operations) to June 30, 2025. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$7Footnote Reference(1)	0.75%
Footnote	Description
Footnote(1)	Based on the period May 27, 2025 (commencement of operations) through June 30, 2025. Expenses would have been higher if based on the full reporting period.

Management's Discussion of Fund Performance

Since its inception on May 27, 2025, KNRG returned 2.56% vs. ICE BofA US High Yield Index's return of 2.05% for the same period.

Over the short period, KNRG benefited from having a slightly longer duration than the index as treasury yields declined modestly, allowing price appreciation to compensate for earning a yield slightly below that of the index.

Looking forward, we anticipate KNRG will continue to exploit opportunities in the Energy Infrastructure space, using its wide remit to source attractive yield across the investment grade and high yield bond markets, hybrids, preferreds, and other security types.

Fund Performance

Growth of an Assumed $10,000 Investment

	Simplify Kayne Anderson Energy and Infrastructure Credit ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index
5/27/25	$10,000	$10,000	$10,000
6/30/25	$10,256	$10,191	$10,205
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since Inception 5/27/2025
Simplify Kayne Anderson Energy and Infrastructure Credit ETF - NAV	2.56%
Bloomberg U.S. Aggregate Bond Index	1.91%
ICE BofA US High Yield Index	2.05%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Fund net assets	$9,558,791
Total number of portfolio holdings	32
Total advisory fee paid	$5,769
Portfolio turnover rate	8%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Investment Categories	% of Net Assets
Corporate Bonds	96.7%
Preferred Stocks	1.0%
Money Market Funds	0.5%
Other Assets in Excess of Liabilities	1.8%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting at the website address or contact number included at the beginning of this shareholder report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer or that relate to one or more of the items set forth in paragraph (b) of Item 2 on Form N-CSR.

(d)	During the period covered by this report, the Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable.

(f)	(1) See Item 19 (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Christopher Caltagirone is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3(b) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $515,900 for 2024 and $606,450 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $124,000 for 2024 and $163,000 for 2025.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025.

(e)	(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

(a)	Pre-Approval Requirements.

(i)	Pre-Approval Requirements. Before the Auditor is engaged by a Fund to render audit or non-audit services, either:

(A)	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)	The engagement to render the audit service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisers. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter;

(ii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5 percent of the total amount of revenues paid by a Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit;

(iii)	Pre-Approval of Non-Audit Services Provided to the Advisers and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Advisers and (b) any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to a Fund, if the Auditor’s engagement with the Advisers or any such control persons relates directly to the operations and financial reporting of a Fund.

Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by a Fund and any other entity that has its services approved under this Section (i.e., the Advisers or any control person).

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. Not applicable

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $124,000 for 2024 and $163,000 for 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Christopher Caltagirone, Craig Enders and Zung T. Nguyen.

(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	A copy of the report(s) of the Funds’ Financial Statements and Financial Highlights are attached.

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Aggregate Bond ETF (AGGH)

Simplify Barrier Income ETF (SBAR)

Simplify Bond Bull ETF (formerly Simplify Downside Interest Rate Hedge Strate-gy ETF) (RFIX)

Simplify China A Shares PLUS Income ETF (CAS)

Simplify Currency Strategy ETF (FOXY)

Simplify Enhanced Income ETF (HIGH)

Simplify Health Care ETF (PINK)

Simplify Hedged Equity ETF (HEQT)

Simplify High Yield ETF (formerly Simplify High Yield PLUS Credit Hedge ETF) (CDX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Intermediate Term Treasury Futures Strategy ETF (TYA)

Simplify MBS ETF (MTBA)

Simplify NEXT Intangible Core Index ETF (NXTI)

Simplify Short Term Treasury Futures Strategy ETF (TUA)

Simplify Target 15 Distribution ETF (XV)

Simplify Treasury Option Income ETF (formerly Simplify Stable Income ETF) (BUCK)

Simplify US Equity PLUS Bitcoin Strategy ETF (formerly Simplify US Equity PLUS GBTC ETF) (SPBC)

Simplify US Equity PLUS Convexity ETF (SPYC)

Simplify US Equity PLUS Downside Convexity ETF (SPD)

Simplify US Equity PLUS Upside Convexity ETF (SPUC)

Simplify Bitcoin Strategy PLUS Income ETF (MAXI)

Simplify Gold Strategy PLUS Income ETF (YGLD)

Simplify Multi-QIS Alternative ETF (QIS)

Simplify Volatility Premium ETF (SVOL)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Aggregate Bond ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 94.9%
Fixed Income Funds – 94.9%
iShares Core U.S. Aggregate Bond ETF(a)(b)
(Cost $301,782,026)	3,109,340	$308,446,528

	Principal
U.S. Treasury Bills – 4.5%
U.S. Treasury Bill, 4.29%, 7/8/2025(c)	$1,300,000	1,298,951
U.S. Treasury Bill, 4.31%, 7/29/2025(c)	4,900,000	4,884,178
U.S. Treasury Bill, 4.31%, 8/26/2025(b)(c)	3,000,000	2,979,852
U.S. Treasury Bill, 4.31%, 9/30/2025(b)(c)	5,500,000	5,441,643
Total U.S. Treasury Bills (Cost $14,616,675)		14,604,624

Total Investments – 99.4%
(Cost $316,398,701)		$323,051,152
Liabilities in Excess of Other Assets – 0.6%		1,879,691
Net Assets – 100.0%		$324,930,843

	Number of Contracts	Notional Amount
Written Options – (0.4)%

Calls – Exchange-Traded – (0.2)%
10-Year U.S. Treasury Note Futures, July Strike Price $112, Expires 7/25/25	(1,000)	$(112,000,000)	$(750,000)

Puts – Over the Counter – (0.0)%†
USD Curve, September Strike Price 0.4%, Expires 9/30/25 (Counterparty: Morgan Stanley Capital Services LLC)	(300,000,000)	$—	$—

Puts – Exchange-Traded – (0.2)%
U.S. Treasury Bond Future, July Strike Price $108, Expires 7/25/25	(848)	$(91,584,000)	$(39,750)
U.S. Treasury Bond Future, July Strike Price $112, Expires 7/25/25	(560)	(62,720,000)	(166,250)
U.S. Treasury Bond Future, July Strike Price $113, Expires 7/25/25	(560)	(63,280,000)	(262,500)
U.S. Treasury Bond Future, July Strike Price $114, Expires 7/25/25	(280)	(31,920,000)	(205,625)
			(674,125)

Total Written Options (Premiums Received $2,712,023)			$(1,424,125)

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note Futures	1,000	$112,125,000	9/19/25	$906,228
U.S. Treasury Bond Futures	500	57,734,375	9/19/25	343,750
Total net unrealized appreciation				$1,249,978

See Notes to Financial Statements.

Simplify Aggregate Bond ETF

Schedule of Investments (Continued)

June 30, 2025

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $180,807,112 have been pledged as collateral for options and swaps as of June 30, 2025.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2025, centrally cleared interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund(1)	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
4.39% (SOFR + 0.00%)	3.115	Annual/Annual	MSCS	12/15/2057	28,900,000	$3,838,834	$0	$3,838,834
4.39% (SOFR + 0.00%)	3.776	Annual/Annual	MSCS	12/15/2057	20,000,000	538,791	0	538,791
4.39% (SOFR + 0.00%)	3.81	Annual/Annual	MSCS	12/15/2057	20,000,000	429,772	0	429,772
3.29	4.39% (SOFR + 0.00%)	Annual/Annual	MSCS	12/15/2037	64,900,000	(3,087,948)	0	(3,087,948)
						$1,719,449		$1,719,449

(1)	The Fund pays the fixed rate and receives the floating rate.

Abbreviations:

MSCS	:	Morgan Stanley Capital Services LLC
SOFR	:	Secured Overnight Financing Rate

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	94.9%
U.S. Treasury Bills	4.5%
Total Investments	99.4%
Liabilities in Excess of Other Assets	0.6%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Barrier Income ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 100.0%
U.S. Treasury Bill, 4.33%, 8/12/2025(a)(b)	$28,950,000	$28,805,190
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	2,750,000	2,731,530
U.S. Treasury Bill, 4.32%, 9/30/2025(a)	3,700,000	3,660,742
Total U.S. Treasury Bills (Cost $35,199,075)		35,197,462

Total Investments – 100.0%
(Cost $35,199,075)	$35,197,462
Liabilities in Excess of Other Assets – (0.0)%†	(17,165)
Net Assets – 100.0%	$35,180,297

	Number of Contracts	Notional Amount
Written Options – (1.7)%

Puts – Over the Counter Barrier Options – (1.7)%
SPX/RTY/NDX WOF, Expires 5/15/26, P100%/70% NC1 EKI (Counterparty: Morgan Stanley Capital Services LLC)	(640,000)	$(448,000)	$(3,840)
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(650,000)	(455,000)	(20,670)
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/70% NC3 EKI (Counterparty: Morgan Stanley Capital Services LLC)	(650,000)	(455,000)	(13,000)
SPX/RTY/NDX WOF, Expires 6/12/26, P100%/70% NC2 EKI (Counterparty: HSBC Bank)	(2,000,000)	(1,400,000)	(46,600)
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/70% NC2 EKI (Counterparty: HSBC Bank)	(1,000,000)	(700,000)	(23,200)
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/70% NC3 EKI (Counterparty: Nomura International)	(1,000,000)	(700,000)	(24,500)
SPX/RTY/NDX WOF, Expires 6/26/26, P100%/70% NC2 EKI (Counterparty: Nomura International)	(15,000,000)	(10,500,000)	(483,000)
			(614,810)

Total Written Options (Premiums Received $647,855)			$(614,810)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $9,039,448 have been pledged as collateral for options as of June 30, 2025.

Abbreviations:

KO - Knock Out. - Represents a knock-out option contract with a built-in mechanism to expire worthless if a specified price level in the underlying asset(s) is reached.

EKI - European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

See Notes to Financial Statements.

Simplify Barrier Income ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	100.0%
Total Investments	100.0%
Liabilities in Excess of Other Assets	(0.0)%†
Net Assets	100.0%

†	Less than 0.05%
††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Bond Bull ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 106.0%
U.S. Treasury Bill, 4.28%, 7/8/2025(a)	$23,000,000	$22,981,442
U.S. Treasury Bill, 4.30%, 7/29/2025(a)(b)	5,500,000	5,482,241
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	18,000,000	17,925,551
U.S. Treasury Bill, 4.34%, 8/26/2025(a)(b)	11,700,000	11,621,421
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	105,000,000	103,885,913
Total U.S. Treasury Bills (Cost $161,893,802)		161,896,568

	Notional Amount
Purchased Swaptions – (6.2)%

Calls – Over the Counter – (6.2)%
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 5/3/50 (counterparty: Bank of America)	300,000,000	69,480
Interest Rate Swaption, pay semi annually a fixed rate of 2.75% and received quarterly a floating rate of SOFR, Expires 3/17/42 (counterparty: Goldman Sachs International)	725,000,000	(1,868,425)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/15/32 (counterparty: Goldman Sachs International)	1,200,000,000	(5,035,180)
Interest Rate Swaption, pay semi annually a fixed rate of 2.75% and received quarterly a floating rate of SOFR, Expires 3/15/32 (counterparty: Morgan Stanley Capital Services LLC)	25,000,000	(279,323)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/15/32 (counterparty: Morgan Stanley Capital Services LLC)	700,000,000	(1,480,315)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/17/42 (counterparty: Nomura International)	175,000,000	(898,599)
		(9,492,362)

Total Purchased Swaptions (Cost $0)		(9,492,362)

Total Investments – 99.8%
(Cost $161,893,802)		$152,404,206
Other Assets in Excess of Liabilities – 0.2%		231,202
Net Assets – 100.0%		$152,635,408

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $128,009,555 have been pledged as collateral for options as of June 30, 2025.

See Notes to Financial Statements.

Simplify Bond Bull ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	106.0%
Purchased Swaptions	(6.2)%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify China A Shares PLUS Income ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 93.0%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)	$4,720,000	$4,716,191
U.S. Treasury Bill, 4.30%, 7/29/2025(a)	250,000	249,193
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	4,600,000	4,580,974
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	800,000	794,627
U.S. Treasury Bill, 4.32%, 9/30/2025(a)	200,000	197,878
Total U.S. Treasury Bills (Cost $10,538,805)		10,538,863

	Number of Contracts	Notional Amount
Purchased Options – 3.7%
Calls – Exchange-Traded – 3.6%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	19	11,780,000	59,565
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	17	10,710,000	7,344
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	40	25,100,000	67,800
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	40	25,200,000	131,200
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	75	48,750,000	73,125
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	10	6,400,000	47,400
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	26	17,290,000	16,770
			403,204
Puts – Exchange-Traded – 0.1%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	1	2,045,000	540
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	1	2,060,000	1,535
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	11	2,145,000	798
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	15	8,700,000	150
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	17	10,030,000	425
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	15	9,000,000	3,150
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	7	3,934,000	717
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	7	3,955,000	2,100
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	112	3,192,000	952
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	113	3,164,000	848
			11,215

Total Purchased Options (Cost $294,909)			414,419

Total Investments – 96.7%
(Cost $10,833,714)			$10,953,282
Other Assets in Excess of Liabilities – 3.3%			377,003
Net Assets – 100.0%			$11,330,285

See Notes to Financial Statements.

Simplify China A Shares PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.3)%

Puts – Exchange-Traded – (0.3)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(1)	$(2,145,000)	$(2,180)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(1)	(2,160,000)	(5,285)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(11)	(2,255,000)	(3,190)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(7)	(4,144,000)	(3,150)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(7)	(4,172,000)	(8,610)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(112)	(3,304,000)	(4,480)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(113)	(3,277,000)	(2,712)
			(29,607)

Total Written Options (Premiums Received $39,336)			$(29,607)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $1,194,255 have been pledged as collateral for options and swaps as of June 30, 2025.
(c)	Held in connection with written options.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	93.0%
Purchased Options	3.7%
Total Investments	96.7%
Other Assets in Excess of Liabilities	3.3%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

At June 30, 2025, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
CSI 1000 Net Total Return Index	7/15/2025	(5.05)% (SOFR- 9.50%)(c)	BOFA	2,220,213	$91,461
CSI 2000 Net Total Return Index	7/15/2025	(8.55)% (SOFR- 13.00%)(c)	BOFA	2,801,096	125,682
CSI 300 Net Return Index	7/15/2025	0.95% (SOFR- 3.50%)(c)	BOFA	3,792,259	89,873
CSI 500 Net Total Return Index	7/15/2025	(3.75)% (SOFR- 8.20%)(c)	BOFA	2,218,061	73,587
					$380,603

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

See Notes to Financial Statements.

Simplify China A Shares PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

U.S. Treasury Bill with a market value of $3,585,096 have been pledged as collateral by the broker for total return swaps as of June 30, 2025.

Abbreviations:

BOFA	:	Bank of America

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 97.7%
U.S. Treasury Bill, 4.28%, 7/8/2025(a)(b)	$9,975,000	$9,966,951
U.S. Treasury Bill, 4.30%, 7/29/2025(a)(b)	1,760,000	1,754,317
U.S. Treasury Bill, 4.33%, 8/26/2025(a)(b)	600,000	595,971
U.S. Treasury Bill, 4.32%, 9/30/2025(a)(b)	2,300,000	2,275,596
Total U.S. Treasury Bills (Cost $14,592,619)		14,592,835

Total Investments – 97.7%
(Cost $14,592,619)		$14,592,835
Other Assets in Excess of Liabilities – 2.3%		351,138
Net Assets – 100.0%		$14,943,973

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $5,168,275 have been pledged as collateral for forward foreign exchange currency contracts as of June 30, 2025.

As of June 30, 2025, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Bank of America	9/17/2025	AUD	15,900,000	USD	10,351,934	$—	$(130,140)
Bank of America	9/17/2025	AUD	15,550,000	USD	10,200,878	—	(50,458)
Morgan Stanley Capital Services	9/17/2025	AUD	14,430,000	USD	9,444,908	—	(68,067)
Bank of America	9/17/2025	BRL	2,346,000	USD	408,000	—	(15,188)
Goldman Sachs & Co.	9/17/2025	BRL	3,795,963	USD	676,000	—	(8,742)
Goldman Sachs & Co.	9/17/2025	CAD	9,970,000	USD	7,291,779	—	(59,334)
Goldman Sachs & Co.	9/17/2025	CAD	10,000,000	USD	7,407,981	34,749	—
The Bank of New York Mellon	9/17/2025	CAD	10,190,000	USD	7,450,154	—	(63,170)
Morgan Stanley Capital Services	9/17/2025	CHF	14,470,000	USD	18,173,321	—	(248,446)
Citigroup Global Markets	9/17/2025	CNH	8,297,010	USD	1,164,600	—	(2,012)
Citigroup Global Markets	9/17/2025	CNH	1,162,868	USD	163,000	—	(507)
Nomura Securities & Co.	9/17/2025	CNH	946,888	USD	133,000	—	(138)
Citigroup Global Markets	9/17/2025	EUR	6,380,000	USD	7,454,105	—	(101,428)
Morgan Stanley Capital Services	9/17/2025	EUR	8,240,000	USD	9,616,663	—	(141,580)
The Bank of New York Mellon	9/17/2025	EUR	360,000	USD	415,737	—	(10,594)
Citigroup Global Markets	9/17/2025	GBP	11,020,000	USD	14,777,776	—	(356,704)
Nomura Securities & Co.	9/17/2025	GBP	10,130,000	USD	13,768,770	—	(143,416)
The Bank of New York Mellon	9/17/2025	GBP	6,990,000	USD	9,441,016	—	(158,804)
Citigroup Global Markets	9/17/2025	JPY	1,434,410,000	USD	9,967,514	—	(83,933)
Nomura Securities & Co.	9/17/2025	JPY	1,025,870,000	USD	7,171,519	—	(17,136)
Bank of America	9/17/2025	KRW	4,968,829,635	USD	3,662,438	—	(37,820)
Citigroup Global Markets	9/17/2025	KRW	495,163,740	USD	367,000	—	(1,746)
Citigroup Global Markets	9/17/2025	KRW	1,165,532,200	USD	860,000	—	(7,965)
Citigroup Global Markets	9/17/2025	KRW	166,153,320	USD	123,000	—	(733)
Goldman Sachs & Co.	9/17/2025	KRW	164,766,175	USD	120,000	—	(2,700)
Goldman Sachs & Co.	9/17/2025	KRW	795,948,163	USD	585,000	—	(7,738)

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments (Continued)

June 30, 2025

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Bank of America	9/17/2025	NOK	173,180,000	USD	17,134,613	$—	$(55,506)
Bank of America	9/17/2025	NOK	4,830,000	USD	477,441	—	(1,993)
Bank of America	9/17/2025	SEK	4,360,000	USD	460,411	—	(2,875)
Goldman Sachs & Co.	9/17/2025	SEK	2,870,000	USD	302,075	—	(2,886)
Morgan Stanley Capital Services	9/17/2025	SEK	91,370,000	USD	9,729,285	20,461	—
Citigroup Global Markets	9/17/2025	SGD	3,920,086	USD	3,067,600	—	(33,524)
Citigroup Global Markets	9/17/2025	SGD	206,122	USD	162,000	—	(1,060)
Citigroup Global Markets	9/17/2025	SGD	240,471	USD	188,000	—	(2,233)
The Bank of New York Mellon	9/17/2025	SGD	294,244	USD	231,000	—	(1,772)
Bank of America	9/17/2025	TWD	125,444,130	USD	4,280,347	—	(41,602)
Citigroup Global Markets	9/17/2025	TWD	4,339,290	USD	150,000	498	—
Morgan Stanley Capital Services	9/17/2025	TWD	12,603,059	USD	428,000	—	(6,216)
Morgan Stanley Capital Services	9/17/2025	TWD	21,046,958	USD	726,000	865	—
Bank of America	9/17/2025	USD	10,372,588	AUD	15,900,000	109,485	—
Morgan Stanley Capital Services	9/17/2025	USD	9,356,245	AUD	14,430,000	156,731	—
Goldman Sachs & Co.	9/17/2025	USD	4,346,500	BRL	25,091,866	179,743	—
Goldman Sachs & Co.	9/17/2025	USD	124,000	BRL	697,179	1,762	—
Goldman Sachs & Co.	9/17/2025	USD	157,000	BRL	883,214	2,320	—
Goldman Sachs & Co.	9/17/2025	USD	61,000	BRL	341,915	677	—
Bank of America	9/17/2025	USD	353,440	CAD	480,000	476	—
Goldman Sachs & Co.	9/17/2025	USD	14,427,818	CAD	19,620,000	38,464	—
The Bank of New York Mellon	9/17/2025	USD	7,377,162	CAD	10,060,000	40,310	—
Citigroup Global Markets	9/17/2025	USD	309,495	CHF	250,000	8,780	—
Citigroup Global Markets	9/17/2025	USD	238,532	CHF	190,000	3,357	—
Morgan Stanley Capital Services	9/17/2025	USD	7,240,825	CHF	5,800,000	143,159	—
Citigroup Global Markets	9/17/2025	USD	3,706,500	COP	15,464,444,625	36,777	—
Citigroup Global Markets	9/17/2025	USD	270,000	COP	1,110,466,800	—	(1,204)
Goldman Sachs & Co.	9/17/2025	USD	187,000	COP	769,927,620	—	(634)
Morgan Stanley Capital Services	9/17/2025	USD	939,000	COP	3,936,288,000	13,806	—
Citigroup Global Markets	9/17/2025	USD	7,427,153	EUR	6,380,000	128,380	—
Morgan Stanley Capital Services	9/17/2025	USD	9,980,430	EUR	8,600,000	204,145	—
The Bank of New York Mellon	9/17/2025	USD	7,727,796	EUR	6,590,000	76,430	—
Citigroup Global Markets	9/17/2025	USD	14,192,537	GBP	10,430,000	131,658	—
Nomura Securities & Co.	9/17/2025	USD	13,718,331	GBP	10,130,000	193,854	—
Nomura Securities & Co.	9/17/2025	USD	14,827,465	GBP	11,000,000	279,547	—
Nomura Securities & Co.	9/17/2025	USD	531,764	GBP	390,000	3,849	—
The Bank of New York Mellon	9/17/2025	USD	792,535	GBP	590,000	17,750	—
The Bank of New York Mellon	9/17/2025	USD	9,498,355	GBP	6,990,000	101,465	—
Citigroup Global Markets	9/17/2025	USD	17,833,975	JPY	2,556,780,000	82,339	—
Nomura Securities & Co.	9/17/2025	USD	7,157,392	JPY	1,025,870,000	31,262	—
Citigroup Global Markets	9/17/2025	USD	532,000	KRW	725,961,880	8,619	—
Citigroup Global Markets	9/17/2025	USD	209,000	MXN	4,007,372	2,746	—
Citigroup Global Markets	9/17/2025	USD	734,000	MXN	14,179,048	15,207	—
Citigroup Global Markets	9/17/2025	USD	158,000	MXN	3,026,697	1,928	—

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments (Continued)

June 30, 2025

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	9/17/2025	USD	179,000	MXN	3,440,971	$2,817	$—
Goldman Sachs & Co.	9/17/2025	USD	3,091,100	MXN	59,995,234	78,987	—
Bank of America	9/17/2025	USD	7,347,153	NOK	73,350,000	—	(66,316)
Goldman Sachs & Co.	9/17/2025	USD	10,443,921	SEK	98,600,000	33,151	—
Citigroup Global Markets	9/17/2025	USD	708,000	TWD	20,451,076	—	(3,395)
Morgan Stanley Capital Services	9/17/2025	USD	479,000	TWD	13,545,402	—	(12,318)
Morgan Stanley Capital Services	9/17/2025	USD	1,174,300	ZAR	21,079,336	9,402	—
Nomura Securities & Co.	9/17/2025	USD	95,000	ZAR	1,720,558	1,617	—
The Bank of New York Mellon	9/17/2025	USD	140,000	ZAR	2,520,682	1,548	—
The Bank of New York Mellon	9/17/2025	USD	53,000	ZAR	944,759	53	—
Total unrealized appreciation (depreciation)						$2,199,174	$(1,952,033)

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	97.7%
Total Investments	97.7%
Other Assets in Excess of Liabilities	2.3%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Enhanced Income ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 96.2%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)	$28,000,000	$27,977,407
U.S. Treasury Bill, 4.30%, 7/29/2025(a)	1,500,000	1,495,157
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	136,500,000	135,935,425
U.S. Treasury Bill, 4.32%, 8/26/2025(a)	7,600,000	7,548,957
U.S. Treasury Bill, 4.32%, 9/30/2025(a)	12,000,000	11,872,676
Total U.S. Treasury Bills (Cost $184,828,563)		184,829,622

	Number of Contracts	Notional Amount
Purchased Options – 3.7%
Calls – Exchange-Traded – 3.6%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	339	210,180,000	1,062,765
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	287	180,810,000	123,984
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	686	430,465,000	1,162,770
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	671	422,730,000	2,200,880
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	1,287	836,550,000	1,254,825
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	175	112,000,000	829,500
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	438	291,270,000	282,510
			6,917,234
Puts – Exchange-Traded – 0.1%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	19	38,855,000	10,260
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	19	39,140,000	29,165
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	194	37,830,000	14,065
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	256	148,480,000	2,560
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	293	172,870,000	7,325
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	250	150,000,000	52,500
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	128	71,936,000	13,120
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	126	71,190,000	37,800
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	1,904	54,264,000	16,184
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	1,952	54,656,000	14,640
			197,619

Total Purchased Options (Cost $5,037,800)			7,114,853

Total Investments – 99.9%
(Cost $189,866,363)			$191,944,475
Other Assets in Excess of Liabilities – 0.1%			221,969
Net Assets – 100.0%			$192,166,444

See Notes to Financial Statements.

Simplify Enhanced Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.3)%

Puts – Exchange-Traded – (0.3)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(19)	$(40,755,000)	$(41,420)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(19)	(41,040,000)	(100,415)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(194)	(39,770,000)	(56,260)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(128)	(75,776,000)	(57,600)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(126)	(75,096,000)	(154,980)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(1,904)	(56,168,000)	(76,160)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(1,952)	(56,608,000)	(46,848)
			(533,683)

Total Written Options (Premiums Received $709,038)			$(533,683)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $43,817,840 have been pledged as collateral for options as of June 30, 2025.
(c)	Held in connection with Written Options.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	96.2%
Purchased Options	3.7%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments

June 30, 2025

	Shares	Value
Common Stocks – 96.0%
Consumer Discretionary – 5.2%
Chewy, Inc., Class A*	6,389	$272,299
National Vision Holdings, Inc.*	281,211	6,470,665
		6,742,964
Consumer Staples – 3.9%
Philip Morris International, Inc.	27,969	5,093,994

Health Care – 78.6%
Abbott Laboratories	9,794	1,332,082
AbbVie, Inc.	18,384	3,412,438
ADMA Biologics, Inc.*	380,289	6,925,063
agilon health, Inc.*	100,152	230,350
Alignment Healthcare, Inc.*	120,321	1,684,494
Arcutis Biotherapeutics, Inc.*	409,432	5,740,237
Argenx SE, ADR*	1,467	808,640
AstraZeneca PLC, ADR	32,451	2,267,676
Benitec Biopharma, Inc.*	69,173	809,324
Biohaven Ltd.*	96,389	1,360,049
Boston Scientific Corp.*	7,103	762,933
Bristol-Myers Squibb Co.	524	24,256
Cardinal Health, Inc.	23,229	3,902,472
Cencora, Inc.	8,753	2,624,587
Cigna Group (The)	1,530	505,787
Cooper Cos., Inc. (The)*	6,224	442,900
CVS Health Corp.	46,904	3,235,438
Danaher Corp.	18,245	3,604,117
Dexcom, Inc.*	20,650	1,802,538
Edwards Lifesciences Corp.*	8,830	690,594
Eli Lilly & Co.	14,117	11,004,625
Embecta Corp.	1,383	13,401
Establishment Labs Holdings, Inc.*	1,966	83,968
Eyepoint Pharmaceuticals, Inc.*	79,472	747,831
Fulcrum Therapeutics, Inc.*	73,154	503,299
GE HealthCare Technologies, Inc.	24,776	1,835,158
Genedx Holdings Corp., Class A*	56,463	5,212,100
Gilead Sciences, Inc.	52,890	5,863,914
Guardant Health, Inc.*	26,582	1,383,327
Icon PLC*	731	106,324
Insmed, Inc.*	15,480	1,557,907
Insulet Corp.*	1,006	316,065
Intuitive Surgical, Inc.*	8,699	4,727,124
IQVIA Holdings, Inc.*	7,940	1,251,265
Johnson & Johnson	10,005	1,528,264
Leap Therapeutics, Inc.*	857,360	254,550
Ligand Pharmaceuticals, Inc.*	5,970	678,670
LivaNova PLC*	8,515	383,345
Nektar Therapeutics*	51,998	1,343,628
Neurocrine Biosciences, Inc.*	46,497	5,844,208
Pacira Biosciences, Inc.*	120,843	2,888,148
Praxis Precision Medicines, Inc.*	180	7,569
Quest Diagnostics, Inc.	8,161	1,465,960

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Regeneron Pharmaceuticals, Inc.	3,697	$1,940,925
ResMed, Inc.	10,005	2,581,290
Revvity, Inc.	14,426	1,395,283
Sanofi SA, ADR	20,716	1,000,790
Sarepta Therapeutics Inc*	3,615	61,816
Stryker Corp.	1,098	434,402
Syndax Pharmaceuticals, Inc.*	25,049	234,584
Teleflex, Inc.	655	77,526
Tg Therapeutics, Inc.*	10,133	364,687
Thermo Fisher Scientific, Inc.	2,147	870,523
Ultragenyx Pharmaceutical, Inc.*	15,210	553,036
UnitedHealth Group, Inc.	4,005	1,249,440
Vertex Pharmaceuticals, Inc.*	1,081	481,261
Zimmer Biomet Holdings, Inc.	2,026	184,791
		102,596,979
Industrials – 2.9%
3M Co.	1,553	236,429
Fluor Corp*	68,174	3,495,281
Veralto Corp.	384	38,765
		3,770,475
Materials – 5.4%
PureCycle Technologies, Inc.*	519,017	7,110,533
Total Common Stocks (Cost $119,125,162)		125,314,945

Money Market Funds – 4.0%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(a)
(Cost $5,238,910)	5,238,910	5,238,910

Total Investments – 100.0%
(Cost $124,364,072)		$130,553,855
Other Assets in Excess of Liabilities – 0.0%†		13,885
Net Assets – 100.0%		$130,567,740

*	Non Income Producing
†	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2025.

ADR	:	American Depositary Receipt

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2025

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Short Term Treasury Futures Strategy ETF	$—	$16,440,133	$(16,499,580)	$59,447	$—	$—	—	$67,350	$—
	$—	$16,440,133	$(16,499,580)	$59,447	$—	$—	—	$67,350	$—

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	96.0%
Money Market Funds	4.0%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%†
Net Assets	100.0%

†	Less than 0.05%
††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 104.8%
Equity Funds – 104.8%
iShares Core S&P 500 ETF(a)(b)
(Cost $322,587,209)	559,643	$347,482,339

	Number of Contracts	Notional Amount
Purchased Options – 0.4%
Puts – Exchange-Traded – 0.4%
S&P 500 Index, July Strike Price $4,970, Expires 7/18/25(c)	184	$91,448,000	17,020
S&P 500 Index, August Strike Price $5,610, Expires 8/15/25(c)	180	100,980,000	350,100
S&P 500 Index, September Strike Price $5,690, Expires 9/19/25(c)	182	103,558,000	966,420
			1,333,540

Total Purchased Options (Cost $6,379,841)			1,333,540

	Shares
Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $222,455)	222,455	222,455

Total Investments – 105.3%
(Cost $329,189,505)		$349,038,334
Liabilities in Excess of Other Assets – (5.3)%		(17,411,877)
Net Assets – 100.0%		$331,626,457

	Number of Contracts	Notional Amount
Written Options – (5.2)%

Calls – Exchange-Traded – (5.1)%
S&P 500 Index, July Strike Price $5,580, Expires 7/18/25	(184)	$(102,672,000)	$(11,726,320)
S&P 500 Index, August Strike Price $6,200, Expires 8/15/25	(180)	(111,600,000)	(2,549,700)
S&P 500 Index, September Strike Price $6,280, Expires 9/19/25	(182)	(114,296,000)	(2,733,640)
			(17,009,660)
Puts – Exchange-Traded – (0.1)%
S&P 500 Index, July Strike Price $4,175, Expires 7/18/25	(184)	$(76,820,000)	$(4,600)
S&P 500 Index, August Strike Price $4,725, Expires 8/15/25	(180)	(85,050,000)	(72,900)
S&P 500 Index, September Strike Price $4,790, Expires 9/19/25	(182)	(87,178,000)	(216,580)
			(294,080)

Total Written Options (Premiums Received $6,845,279)			$(17,303,740)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $152,753,818 have been pledged as collateral for options as of June 30, 2025.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	104.8%
Purchased Options	0.4%
Money Market Funds	0.1%
Total Investments	105.3%
Liabilities in Excess of Other Assets	(5.3)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 97.5%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$37,600,000	$37,569,661
U.S. Treasury Bill, 4.31%, 7/29/2025(a)(b)	7,700,000	7,675,137
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	95,900,000	95,503,350
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	41,900,000	41,618,595
U.S. Treasury Bill, 4.32%, 9/30/2025(a)(b)	57,600,000	56,988,844
Total U.S. Treasury Bills (Cost $239,355,078)		239,355,587

	Shares
U.S. Exchange-Traded Funds – 0.6%
Fixed Income Funds – 0.6%
Simplify Intermediate Term Treasury Futures Strategy ETF(c)
(Cost $1,398,579)	105,000	1,416,450

Money Market Funds – 0.5%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $1,112,414)	1,112,414	1,112,414

	Number of Contracts	Notional Amount
Purchased Options – 0.2%
Calls – Over-the Counter – 0.1%
USD/HKD, July Strike Price $7.8, Expires 7/08/25 (counterparty: JP Morgan)	50,000,000	3,900,000	287,982

Puts – Exchange-Traded – 0.1%
S&P 500 Index, August Strike Price $4,900, Expires 8/15/25	500	245,000,000	262,500

Total Purchased Options (Cost $855,614)			550,482

Total Investments – 98.8%
(Cost $242,721,685)	$242,434,933
Other Assets in Excess of Liabilities – 1.2%	2,892,856
Net Assets – 100.0%	$245,327,789

	Number of Contracts	Notional Amount
Written Option – (0.1)%

Puts – Exchange-Traded – (0.1)%
S&P 500 Index, August Strike Price $4,700, Expires 8/15/25 (Premiums Received $766,201)	(650)	(305,500,000)	$(260,000)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $27,561,163 have been pledged as collateral for options and swaps as of June 30, 2025.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2025

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Bond Bull ETF	$—	$3,351,642	$(3,577,554)	$225,912	$—	$—	—	$10,910	$—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	1,398,579	—	—	17,871	1,416,450	105,000	17,850	—
	$—	$4,750,221	$(3,577,554)	$225,912	$17,871	$1,416,450	105,000	$28,760	$—

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	97.5%
U.S. Exchange-Traded Funds	0.6%
Money Market Funds	0.5%
Purchased Options	0.2%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

At June 30, 2025, centrally cleared credit default swap contracts outstanding were as follows:

Reference Entity	Maturity Date	Buy/Sell Protection	(Pay)/ Receive Financing Rate(1)	Counterparty	Notional Amount(2)	Fair Value	Premium (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.44	06/20/2030	Buy(3)	5.00%	MSCS	19,200,000	$(1,470,923)	$1,122,725	$(348,198)

(1)	Payments received quarterly.
(2)	The maximum amount of future payments (undiscounted) that the Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2025

At June 30, 2025, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
iShares iBoxx $ High Yield Corporate Bond ETF	3/13/2026	3.93% (EFFR - 0.40%)(c)	GS	64,841,801	$843,555
iShares iBoxx $ High Yield Corporate Bond ETF	4/15/2026	3.83% (EFFR - 0.50%)(c)	BOFA	73,691,709	919,098
iShares iBoxx $ High Yield Corporate Bond ETF	5/15/2026	3.83% (EFFR - 0.50%)(c)	MSCS	101,923,647	1,307,396
Morgan Stanley Custom Junk Index*	2/17/2026	4.08% (EFFR - 0.25%)(c)	MSCS	(45,260,188)	(424,548)
Morgan Stanley Custom Quality Index*	2/17/2026	4.68% (EFFR + 0.35%)(c)	MSCS	59,653,819	604,684
					$3,250,185

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

U.S. Treasury Bills with a market value of $53,579,622 have been pledged as collateral by the broker for total return swaps as of June 30, 2025.

Abbreviations:

BOFA	:	Bank of America
EFFR	:	Effective Federal Funds Rate
GS	:	Goldman Sachs
MSCS	:	Morgan Stanley Capital Services LLC

*	The following table shows the top 50 positions and related Market Value of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
Charter Communications Inc, Class A	(1,298)	$(530,775)	1.16%
Sirius XM Holdings Inc.	(20,684)	(475,104)	1.04%
Warner Bros Discovery, Inc.	(44,031)	(504,590)	1.10%
ZoomInfo Technologies Inc.	(45,343)	(458,867)	1.00%
		(1,969,336)
Consumer Discretionary
Caesars Entertainment Inc.	(17,462)	(495,753)	1.08%
Capri Holdings Ltd.	(26,033)	(460,782)	1.01%
Carnival Corp.	(19,109)	(537,358)	1.17%
Lithia Motors Inc.	(1,335)	(450,872)	0.99%
Marriott Vacations Worldwide Corp.	(6,714)	(485,489)	1.06%
MGM Resorts International	(13,286)	(456,893)	1.00%
Norwegian Cruise Line Holdings Ltd.	(24,820)	(503,347)	1.10%
Penn Entertainment Inc.	(27,470)	(490,880)	1.07%
RH	(2,393)	(452,302)	0.99%

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares		% of basket
Common Stocks (continued)
Consumer Discretionary (continued)
Whirlpool Corp.	(4,558)	$(462,286)	1.01%
		(4,795,962)
Consumer Staples
Dollar General Corp.	(4,059)	(464,240)	1.01%

Health Care
Acadia Healthcare Co Inc.	(21,448)	(486,645)	1.06%
DENTSPLY SIRONA Inc.	(28,435)	(451,550)	0.99%
Elanco Animal Health Inc.	(32,378)	(462,362)	1.01%
Envista Holdings Corp.	(23,866)	(466,337)	1.02%
Perrigo Co PLC	(16,972)	(453,481)	0.99%
Tenet Healthcare Corp.	(2,758)	(485,406)	1.06%
Viatris Inc.	(51,443)	(459,386)	1.01%
		(3,265,167)
Industrials
Air Lease Corp.	(7,968)	(466,040)	1.02%
Alaska Air Group Inc.	(9,284)	(459,378)	1.00%
Amentum Holdings Inc.	(20,070)	(473,845)	1.04%
American Airlines Group Inc.	(41,557)	(466,271)	1.02%
Avis Budget Group Inc.	(3,552)	(600,399)	1.31%
Clarivate PLC	(105,588)	(454,028)	0.99%
Delta Air Lines Inc.	(9,724)	(478,214)	1.05%
GXO Logistics Inc.	(10,471)	(509,934)	1.11%
Ryder System Inc.	(3,028)	(481,402)	1.05%
Sensata Technologies Holding PLC	(15,866)	(477,723)	1.04%
Southwest Airlines Co.	(14,614)	(474,072)	1.04%
United Airlines Holdings Inc.	(6,061)	(482,621)	1.06%
WESCO International Inc.	(2,565)	(474,976)	1.04%
		(6,298,903)
Information Technology
BILL Holdings Inc.	(10,788)	(499,035)	1.09%
Coherent Corp.	(5,609)	(500,367)	1.09%
Entegris, Inc.	(5,789)	(466,865)	1.02%
HP Inc.	(18,835)	(460,704)	1.01%
Intel Corp.	(25,667)	(574,950)	1.26%
Kyndryl Holdings Inc.	(11,237)	(471,514)	1.03%
Lumentum Holdings Inc.	(5,281)	(501,977)	1.10%
MKS Inc.	(4,839)	(480,796)	1.05%
RingCentral Inc, Class A	(16,733)	(474,391)	1.04%
Unity Software Inc.	(18,564)	(449,259)	0.98%
		(4,879,858)
Materials
Albemarle Corp.	(7,542)	(472,651)	1.03%
Alcoa Corp.	(15,614)	(460,779)	1.01%
Chemours Co. (The)	(41,405)	(474,089)	1.04%
Mosaic Co/The	(12,850)	(468,768)	1.02%
Olin Corp.	(22,314)	(448,287)	0.98%
		(2,324,574)

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares		% of basket
Common Stocks (continued)
Materials (continued)
Other Components	(1,897,023)	$(21,686,695)	47.55%
Total		$(45,684,735)	100.00%

*	The following table shows the top 50 positions and related Market Value of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
Meta Platforms Inc, Class A	850	$627,239	1.04%
Omnicom Group Inc.	8,444	607,480	1.01%
		1,234,719
Consumer Discretionary
AutoZone Inc.	166	614,731	1.02%
Home Depot, Inc. (The)	1,688	618,745	1.03%
Lowe’s Cos Inc.	2,761	612,660	1.01%
O’Reilly Automotive Inc.	6,771	610,281	1.01%
TopBuild Corp.	1,986	642,945	1.07%
Yum! Brands Inc.	4,204	622,902	1.03%
		3,722,264
Energy
Antero Midstream Corp.	32,820	621,943	1.03%
DT Midstream Inc.	5,683	624,572	1.03%
		1,246,515
Financials
Aon PLC, Class A	1,705	608,126	1.01%
Brown & Brown Inc.	5,570	617,502	1.02%
Cboe Global Markets Inc.	2,658	619,848	1.03%
Fiserv Inc.	3,619	623,883	1.03%
Intercontinental Exchange Inc.	3,319	608,850	1.01%
Nasdaq Inc.	6,884	615,532	1.02%
S&P Global Inc.	1,182	623,007	1.03%
		4,316,748
Health Care
Elevance Health Inc.	1,585	616,369	1.02%
Henry Schein Inc.	8,432	615,981	1.02%
IDEXX Laboratories Inc.	1,128	605,213	1.00%
Molina Healthcare Inc.	2,056	612,398	1.02%
ResMed Inc.	2,371	611,654	1.01%
Stryker Corp.	1,582	625,957	1.04%
		3,687,572
Industrials
Allegion plc	4,384	631,831	1.05%
Broadridge Financial Solutions Inc.	2,497	606,758	1.00%
CACI International Inc, Class A	1,337	637,399	1.05%
Comfort Systems USA Inc.	1,191	638,719	1.06%
Core & Main Inc, Class A	10,655	643,020	1.06%
Leidos Holdings Inc.	4,025	634,946	1.05%
Loar Holdings Inc.	7,271	626,556	1.04%
Masco Corp.	9,548	614,527	1.02%

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares		% of basket
Common Stocks (continued)
Industrials (continued)
Nvent Electric PLC	8,475	$620,826	1.03%
Pentair PLC	6,103	626,578	1.04%
SS&C Technologies Holdings Inc.	7,411	613,643	1.02%
		6,894,803
Information Technology
Amphenol Corp, Class A	6,390	630,984	1.05%
Applied Materials Inc.	3,380	618,706	1.02%
Autodesk Inc.	1,994	617,145	1.02%
Bentley Systems Inc, Class B	11,924	643,532	1.07%
Cisco Systems Inc.	9,108	631,919	1.05%
Intuit Inc.	777	611,858	1.01%
Microsoft Corp.	1,245	619,423	1.03%
Motorola Solutions Inc.	1,464	615,708	1.02%
Oracle Corp.	2,826	617,955	1.02%
		5,607,230
Materials
Crown Holdings Inc.	5,877	605,193	1.00%
Element Solutions Inc.	27,662	626,546	1.04%
Sherwin-Williams Co/The	1,777	610,177	1.01%
		1,841,916
Real Estate
Omega Healthcare Investors Inc.	16,542	606,266	1.00%

Utilities
CenterPoint Energy Inc.	16,588	609,444	1.01%
Edison International	12,341	636,778	1.06%
NRG Energy Inc.	3,876	622,408	1.03%
		1,868,630
Other Components	508,487	29,231,838	48.60%
Total		$60,258,501	100.00%

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 61.1%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$11,500,000	$11,490,721
U.S. Treasury Bill, 4.30%, 7/29/2025(a)	5,700,000	5,681,595
U.S. Treasury Bill, 4.34%, 8/5/2025(a)	51,100,000	50,888,843
U.S. Treasury Bill, 4.30%, 8/26/2025(a)(b)	17,700,000	17,581,125
U.S. Treasury Bill, 4.32%, 9/30/2025(a)(b)	9,900,000	9,794,958
Total U.S. Treasury Bills (Cost $95,437,677)		95,437,242

U.S. Government Obligations – 28.1%
U.S. Treasury Note, 0.25%, 9/30/2025(b)
(Cost $43,714,253)	$44,225,000	43,786,740

	Notional Amount
Purchased Swaptions – 10.1%
Puts – Over the Counter – 10.1%
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/16/32 (counterparty: Barclays Bank PLC)(c)	65,000,000	(359,543)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/14/50 (counterparty: Goldman Sachs International)	465,000,000	395,835
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/21/52 (counterparty: Goldman Sachs International)	330,000,000	(843,623)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/16/32 (counterparty: J&P Morgan Chase & Co.)	135,000,000	(716,218)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/30 (counterparty: Morgan Stanley Capital Services LLC)(c)	1,045,000,000	17,303,822
		15,780,273

Total Purchased Swaptions (Cost $0)		15,780,273

	Shares
Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $337,138)	337,138	337,138

Total Investments – 99.5%
(Cost $139,489,068)		$155,341,393
Other Assets in Excess of Liabilities – 0.5%		709,846
Net Assets – 100.0%		$156,051,239

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2025

	Notional Amount	Value
Written Swaption – 0.4%
Puts – Over the Counter – 0.4%
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/01/50 (counterparty: Goldman Sachs International)	(300,000,000)	$648,645

Total Written Swaption (Cost $0)		648,645

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $25,048,226 have been pledged as collateral for purchased swaptions as of June 30, 2025.
(c)	U.S. Treasury Notes with a market value of $5,336,778 have been pledged as collateral by the broker for purchased swaptions as of June 30, 2025.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2025

At June 30, 2025, centrally cleared interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund(1)	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
0.0211	4.39% (1 Day SOFR + 0.00%)	Annual/Annual	MSCS	05/15/2048	10,000	$2,458	$0	$2,458

(1)	The Fund pays the fixed rate and receives the floating rate.

Abbreviations:

MSCS	:	Morgan Stanley Capital Services LLC
SOFR	:	Secured Overnight Financing Rate

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	61.1%
U.S. Government Obligations	28.1%
Purchased Swaptions	10.1%
Money Market Funds	0.2%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Intermediate Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 98.6%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$6,750,000	$6,744,554
U.S. Treasury Bill, 4.30%, 7/29/2025(a)(b)	33,000,000	32,893,445
U.S. Treasury Bill, 4.35%, 8/5/2025(a)(b)	83,300,000	82,955,465
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	12,200,000	12,118,063
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	16,000,000	15,830,234
Total U.S. Treasury Bills (Cost $150,547,169)		150,541,761

	Shares
Money Market Fund – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(c)
(Cost $145,315)	145,315	145,315

Total Investments – 98.7%
(Cost $150,692,484)		$150,687,076
Other Assets in Excess of Liabilities – 1.3%		1,999,696
Net Assets – 100.0%		$152,686,772

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $51,415,829 have been pledged as collateral for futures as of June 30, 2025.
(c)	Rate shown reflects the 7-day yield as of June 30, 2025.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note Futures	4,077	$457,133,625	9/19/25	$8,336,338

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	98.6%
Money Market Fund	0.1%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify MBS ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Government Agency Mortgage Backed Securities – 99.7%
Federal National Mortgage Association, 5.00%, 7/15/2055 (TBA)	$25,000,000	$24,504,349
Federal National Mortgage Association, 5.50%, 7/15/2055 (TBA)	1,103,750,000	1,103,720,618
Federal National Mortgage Association, 6.00%, 7/15/2055 (TBA)	236,250,000	240,187,969
Total U.S. Government Agency Mortgage Backed Securities (Cost $1,348,374,319)		1,368,412,936

U.S. Treasury Bills – 98.3%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)	88,500,000	88,428,591
U.S. Treasury Bill, 4.32%, 7/29/2025(a),(b)	246,300,000	245,504,712
U.S. Treasury Bill, 4.32%, 8/5/2025(a)	11,500,000	11,452,435
U.S. Treasury Bill, 4.33%, 8/12/2025(a)	737,300,000	733,611,967
U.S. Treasury Bill, 4.31%, 8/26/2025(a)	17,300,000	17,183,811
U.S. Treasury Bill, 4.32%, 9/30/2025(a)	256,600,000	253,877,384
Total U.S. Treasury Bills (Cost $1,350,066,119)		1,350,058,900

	Shares
Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15% (c)
(Cost $733,778)	733,778	733,778

Total Investments – 198.1%
(Cost $2,699,174,216)		$2,719,205,614
Liabilities in Excess of Other Assets – (98.1)%		(1,346,299,869)
Net Assets – 100.0%		$1,372,905,745

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion there of, in the amount of $77,748,060 has been pledged as collateral for TBAs as of June 30, 2025.
(c)	Rate shown reflects the 7-day yield as of June 30, 2025.

Portfolio Abbreviations:

TBA	:	To Be Announced

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Government Agency Mortgage Backed Securities	99.7%
U.S. Treasury Bills	98.3%
Money Market Funds	0.1%
Total Investments	198.1%
Liabilities in Excess of Other Assets	(98.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments

June 30, 2025

	Shares	Value
Common Stocks – 99.6%
Communication Services – 5.2%
Electronic Arts, Inc.	57	$9,103
Live Nation Entertainment, Inc.*	15	2,269
Match Group, Inc.	58	1,792
New York Times Co. (The), Class A	37	2,071
News Corp., Class B	130	4,460
Paramount Global, Class B	42	542
Pinterest, Inc., Class A*	149	5,343
Reddit, Inc., Class A*	41	6,173
Snap, Inc., Class A*	385	3,346
Spotify Technology SA*	46	35,298
Take-Two Interactive Software, Inc.*	40	9,714
		80,111
Consumer Discretionary – 6.8%
Airbnb, Inc., Class A*	46	6,088
AutoZone Inc*	1	3,712
Best Buy Co, Inc.	27	1,812
Booking Holdings, Inc.	3	17,368
Burlington Stores, Inc.*	9	2,094
Carvana Co., Class A*	12	4,044
Chewy, Inc., Class A*	62	2,642
Deckers Outdoor Corp.*	17	1,752
DoorDash, Inc., Class A*	31	7,642
DraftKings Inc, Class A*	28	1,201
Duolingo, Inc.*	11	4,510
Expedia Group, Inc.	10	1,687
Flutter Entertainment PLC*	10	2,858
GameStop Corp., Class A*	75	1,829
Home Depot, Inc. (The)	53	19,432
Light & Wonder, Inc.*	5	481
Lowe’s Cos, Inc.	30	6,656
Lululemon Athletica, Inc.*	18	4,276
O’Reilly Automotive, Inc.*	67	6,039
Ralph Lauren Corp.	8	2,194
Tractor Supply Co.	28	1,478
Ulta Beauty, Inc.*	6	2,807
Williams-Sonoma, Inc.	16	2,614
		105,216
Consumer Staples – 10.5%
Albertsons Cos., Inc., Class A	76	1,635
BJ’s Wholesale Club Holdings, Inc.*	17	1,833
Clorox Co. (The)	14	1,681
Coca-Cola Co. (The)	229	16,202
Colgate-Palmolive Co.	89	8,090
Estee Lauder Cos., Inc. (The), Class A	36	2,909
Hershey Co. (The)	10	1,659
Kellanova	19	1,511
Kimberly-Clark Corp.	33	4,254
Kroger Co. (The)	88	6,312
Monster Beverage Corp.*	51	3,195

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
PepsiCo, Inc.	73	$9,639
Philip Morris International, Inc.	82	14,935
Sprouts Farmers Market, Inc.*	14	2,305
Sysco Corp.	25	1,894
Target Corp.	57	5,623
Walmart, Inc.	790	77,246
		160,923
Energy – 3.6%
Baker Hughes Co.	78	2,991
Exxon Mobil Corp.	323	34,819
Marathon Petroleum Corp.	24	3,987
Phillips 66	30	3,579
Targa Resources Corp.	18	3,133
Williams Cos., Inc. (The)	109	6,846
		55,355
Financials – 12.1%
Aflac, Inc.	28	2,953
Allstate Corp. (The)	14	2,818
American Express Co.	37	11,802
American International Group, Inc.	30	2,568
Ameriprise Financial Inc.	5	2,669
Arch Capital Group Ltd.	20	1,821
Arthur J Gallagher & Co.	14	4,482
Berkshire Hathaway, Inc., Class B*	112	54,406
Blackstone, Inc.	63	9,424
Brown & Brown, Inc.	15	1,663
Coinbase Global, Inc., Class A*	12	4,206
Hartford Insurance Group, Inc. (The)	15	1,903
LPL Financial Holdings Inc.	4	1,500
Marsh & McLennan Cos., Inc.	27	5,903
Mastercard, Inc., Class A	91	51,137
Progressive Corp. (The)	32	8,539
Prudential Financial, Inc.	18	1,934
Robinhood Markets, Inc., Class A*	44	4,120
Toast, Inc., Class A*	134	5,935
Tradeweb Markets, Inc., Class A	11	1,610
Travelers Cos., Inc. (The)	12	3,210
W R Berkley Corp.	20	1,469
		186,072
Health Care – 9.6%
ACADIA Pharmaceuticals, Inc.*	66	1,424
Agilent Technologies, Inc.	26	3,068
Align Technology, Inc.*	29	5,491
Alkermes PLC*	70	2,003
Alnylam Pharmaceuticals Inc*	52	16,957
Axsome Therapeutics, Inc.*	22	2,297
Blueprint Medicines Corp.*	26	3,333
Bridgebio Pharma, Inc.*	72	3,109
Cigna Group (The)	14	4,628

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Corcept Therapeutics, Inc.*	42	$3,083
CVS Health Corp.	62	4,277
Elevance Health, Inc.	12	4,667
Exelixis, Inc.*	112	4,936
Glaukos Corp.*	21	2,169
Guardant Health, Inc.*	49	2,550
Henry Schein, Inc.*	49	3,579
Hims & Hers Health, Inc.*	46	2,293
Humana, Inc.	6	1,467
IDEXX Laboratories, Inc.*	32	17,163
Incyte Corp.*	77	5,244
Insmed, Inc.*	56	5,636
Inspire Medical Systems, Inc.*	12	1,557
Ionis Pharmaceuticals, Inc.*	64	2,529
Irhythm Technologies, Inc.*	13	2,001
Madrigal Pharmaceuticals, Inc.*	9	2,724
Mettler-Toledo International Inc*	2	2,349
Natera, Inc.*	54	9,123
Penumbra, Inc.*	15	3,849
PTC Therapeutics, Inc.*	32	1,563
Rhythm Pharmaceuticals, Inc.*	28	1,769
Tempus AI, Inc., Class A*	32	2,033
Tg Therapeutics, Inc.*	71	2,555
UnitedHealth Group, Inc.	46	14,351
Waters Corp.*	6	2,094
		147,871
Industrials – 7.8%
3M Co.	53	8,069
CACI International Inc, Class A*	5	2,384
Cummins Inc.	10	3,275
Dover Corp.	10	1,832
Fastenal Co.	57	2,394
Ferguson Enterprises, Inc.	10	2,178
GE Vernova, Inc.	24	12,700
General Electric Co.	85	21,878
Honeywell International, Inc.	49	11,411
Illinois Tool Works, Inc.	22	5,440
Lennox International, Inc.	4	2,293
Lyft, Inc., Class A*	101	1,592
Otis Worldwide Corp.	20	1,980
Rockwell Automation, Inc.	26	8,636
Rollins, Inc.	48	2,708
Uber Technologies, Inc.*	156	14,555
United Parcel Service, Inc., Class B	61	6,157
Veralto Corp.	22	2,221
WW Grainger, Inc.	5	5,201
Xylem, Inc.	18	2,328
		119,232

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Information Technology – 41.6%
Adobe, Inc.*	102	$39,462
Appfolio, Inc., Class A*	8	1,842
Applied Materials, Inc.	55	10,069
AppLovin Corp, Class A*	87	30,457
Atlassian Corp., Class A*	66	13,404
Aurora Innovation, Inc., Class A*	418	2,190
Autodesk, Inc.*	49	15,169
Cadence Design Systems, Inc.*	62	19,105
Ciena Corp.*	32	2,602
Cloudflare Inc, Class A*	79	15,471
Commvault Systems, Inc.*	10	1,743
Confluent, Inc., Class A*	80	1,994
Dell Technologies, Inc., Class C	155	19,003
DocuSign, Inc.*	58	4,518
Dropbox, Inc., Class A*	67	1,916
Dynatrace, Inc.*	70	3,865
Elastic NV*	26	2,193
F5, Inc.*	13	3,826
Fair Isaac Corp.*	5	9,140
Fortinet, Inc.*	179	18,924
Gartner, Inc.*	8	3,234
Gitlab, Inc., Class A*	44	1,985
GoDaddy Inc, Class A*	33	5,942
Guidewire Software, Inc.*	20	4,709
HP, Inc.	219	5,357
HubSpot, Inc.*	13	7,236
International Business Machines Corp.	202	59,545
Intuit, Inc.	64	50,408
Juniper Networks, Inc.	77	3,075
Keysight Technologies, Inc.*	17	2,786
Klaviyo, Inc., Class A*	62	2,082
Kyndryl Holdings, Inc.*	52	2,182
Lam Research Corp.	88	8,566
Lattice Semiconductor Corp.*	31	1,519
Manhattan Associates, Inc.*	14	2,765
MongoDB, Inc.*	21	4,410
Motorola Solutions, Inc.	39	16,398
NetApp, Inc.	48	5,114
Nutanix, Inc., Class A*	68	5,198
Palantir Technologies, Inc., Class A*	455	62,026
Pegasystems, Inc.	40	2,165
Procore Technologies, Inc.*	36	2,463
Pure Storage Inc, Class A*	82	4,721
Qorvo, Inc.*	21	1,783
QUALCOMM, Inc.	239	38,063
Rubrik, Inc., Class A*	48	4,300
Samsara, Inc., Class A*	160	6,365
Seagate Technology Holdings PLC	48	6,928
ServiceNow, Inc.*	48	49,348

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Synopsys, Inc.*	36	$18,456
Trimble Inc*	23	1,747
UiPath, Inc., Class A*	133	1,702
Unity Software, Inc.*	98	2,372
Vertex, Inc., Class A*	42	1,484
Workday, Inc., Class A*	63	15,120
Zscaler, Inc.*	35	10,988
		639,435
Materials – 1.2%
CRH PLC	35	3,213
DuPont de Nemours, Inc.	31	2,127
Ecolab, Inc.	21	5,658
Sherwin-Williams Co. (The)	14	4,807
Vulcan Materials Co.	11	2,869
		18,674
Real Estate – 0.1%
CBRE Group, Inc., Class A*	15	2,102

Utilities – 1.1%
Consolidated Edison, Inc.	32	3,211
Dominion Energy, Inc.	76	4,295
NiSource, Inc.	41	1,654
NRG Energy, Inc.	17	2,730
Vistra Corp.	28	5,427
		17,317

Total Common Stocks (Cost $1,342,063)		1,532,308

Money Market Funds – 0.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(a)
(Cost $6,045)	6,045	6,045

Total Investments – 100.0%
(Cost $1,348,108)		$1,538,353
Other Assets in Excess of Liabilities – 0.0%†		334
Net Assets – 100.0%		$1,538,687

*	Non Income Producing
†	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	99.6%
Money Market Funds	0.4%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%†
Net Assets	100.0%

See Notes to Financial Statements.

Simplify NEXT Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2025

†	Less than 0.05%
††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Short Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 99.8%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$7,100,000	$7,094,271
U.S. Treasury Bill, 4.31%, 7/29/2025(a)(b)	185,600,000	185,000,709
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	422,500,000	420,752,506
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	25,000,000	24,832,097
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	27,500,000	27,208,216
Total U.S. Treasury Bills (Cost $664,893,368)		664,887,799

Total Investments – 99.8%
(Cost $664,893,368)		$664,887,799
Other Assets in Excess of Liabilities – 0.2%		1,282,934
Net Assets – 100.0%		$666,170,733

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $233,370,369 have been pledged as collateral for futures as of June 30, 2025.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	16,479	$3,428,018,235	9/30/25	$11,989,733

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.8%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify Target 15 Distribution ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 101.2%
U.S. Treasury Bill, 4.33%, 8/12/2025(a)(b)	$27,250,000	$27,113,693
U.S. Treasury Bill, 4.32%, 8/26/2025(a)(b)	16,500,000	16,389,184
U.S. Treasury Bill, 4.32%, 9/30/2025(a)(b)	4,500,000	4,452,254
Total U.S. Treasury Bills (Cost $47,958,425)		47,955,131

Total Investments – 101.2%
(Cost $47,958,425)	$47,955,131
Liabilities in Excess of Other Assets – (1.2)%	(552,689)
Net Assets – 100.0%	$47,402,442

	Notional Amount
Written Options – (2.2)%

Puts – Over the Counter Barrier Options – (2.2)%
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/75% NC2 EKI (counterparty: HSBC Bank)	(10,000,000)	(257,000)
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/75% NC3 EKI (counterparty: Morgan Stanley Capital Services LLC)	(2,670,000)	(63,279)
SPX/RTY/NDX WOF, Expires 6/12/26, P100%/75% NC2 EKI (counterparty: Nomura Securities)	(14,500,000)	(292,900)
SPX/RTY/NDX WOF, Expires 6/26/26, P100%/75% NC2 EKI (counterparty: Nomura Securities)	(11,000,000)	(414,700)
		(1,027,879)

Total Written Options (Cost $(1,317,309))		(1,027,879)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $11,626,863 have been pledged as collateral for options as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	101.2%
Total Investments	101.2%
Liabilities in Excess of Other Assets	(1.2)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Target 15 Distribution ETF

Schedule of Investments (Continued)

June 30, 2025

Abbreviations:

EKI - European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

See Notes to Financial Statements.

Simplify Treasury Option Income ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 100.1%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$216,700,000	$216,525,149
U.S. Treasury Bill, 4.31%, 7/29/2025(a)(b)	87,000,000	86,719,083
U.S. Treasury Bill, 4.33%, 8/5/2025(a)(b)	8,800,000	8,763,602
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	20,500,000	20,362,320
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	11,500,000	11,377,981
Total U.S. Treasury Bills (Cost $343,761,583)		343,748,135

Total Investments – 100.1%
(Cost $343,761,583)	$343,748,135
Liabilities in Excess of Other Assets – (0.1)%	(470,766)
Net Assets – 100.0%	$343,277,369

	Number of Contracts	Notional Amount
Written Options – (0.6)%

Calls – Exchange-Traded – (0.4)%
10-Year U.S. Treasury Note Futures, July Strike Price $112, Expires 7/25/25	(1,100)	$(123,200,000)	$(825,000)
U.S. Long Bond, July Strike Price $116, Expires 7/25/25	(550)	(63,800,000)	(601,562)
			(1,426,562)
Puts – Exchange-Traded – (0.2)%
U.S. Long Bond, July Strike Price $108, Expires 7/25/25	(382)	$(41,256,000)	$(17,906)
U.S. Long Bond, July Strike Price $112, Expires 7/25/25	(600)	(67,200,000)	(178,125)
U.S. Long Bond, July Strike Price $113, Expires 7/25/25	(600)	(67,800,000)	(281,250)
U.S. Long Bond, July Strike Price $114, Expires 7/25/25	(300)	(34,200,000)	(220,313)
			(697,594)

Total Written Options (Premiums Received $3,081,176)			$(2,124,156)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $117,401,267 have been pledged as collateral for futures as of June 30, 2025.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury Bond Futures	550	$63,507,813	9/19/25	$2,341,812
10-Year U.S. Treasury Note Futures	1,100	123,337,500	9/19/25	2,259,572
Total net unrealized appreciation				$4,601,384

See Notes to Financial Statements.

Simplify Treasury Option Income ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	100.1%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify US Equity PLUS Bitcoin Strategy ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 98.6%
Alternative Funds – 10.0%
VanEck Bitcoin ETF*	248,616	$7,575,330

Equity Funds – 88.6%
iShares Core S&P 500 ETF(a)(b)	107,835	66,954,751
Total U.S. Exchange-Traded Funds (Cost $71,405,366)		74,530,081

	Principal
U.S. Treasury Bills – 0.8%
U.S. Treasury Bill, 4.33%, 8/5/2025 (b)(c)	$100,000	99,587
U.S. Treasury Bill, 4.38%, 8/26/2025 (b)(c)	500,000	496,642
Total U.S. Treasury Bills (Cost $596,264)		596,229

	Shares
Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $72,603)	72,603	72,603

Total Investments – 99.5%
(Cost $72,074,233)		$75,198,913
Other Assets in Excess of Liabilities – 0.5%		367,429
Net Assets – 100.0%		$75,566,342

*	Non Income Producing
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $9,288,828 have been pledged as collateral for futures as of June 30, 2025.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	28	$8,755,250	9/19/25	$279,165

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	98.6%
U.S. Treasury Bills	0.8%
Money Market Funds	0.1%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Bitcoin Strategy ETF

Schedule of Investments (Continued)

June 30, 2025

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 96.1%
Equity Funds – 96.1%
iShares Core S&P 500 ETF(a)(b)
(Cost $62,511,721)	128,981	$80,084,303

	Number of Contracts	Notional Amount
Purchased Options – 3.3%
Calls – Exchange-Traded – 2.9%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	146	$90,520,000	457,710
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	93	58,590,000	40,176
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	220	138,050,000	372,900
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	223	140,490,000	731,440
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	415	269,750,000	404,625
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	58	37,120,000	274,920
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	146	97,090,000	94,170
			2,375,941

Puts – Exchange-Traded – 0.4%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	6	12,270,000	3,240
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	6	12,360,000	9,210
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	63	12,285,000	4,567
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	110	63,800,000	1,100
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	127	74,930,000	3,175
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	108	64,800,000	22,680
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	41	23,042,000	4,202
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	41	23,165,000	12,300
S&P 500 Index, July Strike Price $5,455, Expires 7/18/25(c)	64	34,912,000	16,320
S&P 500 Index, August Strike Price $5,520, Expires 8/15/25(c)	54	29,808,000	85,590
S&P 500 Index, September Strike Price $5,250, Expires 9/19/25(c)	67	35,175,000	159,795
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	623	17,755,500	5,296
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	635	17,780,000	4,763
			332,238

Total Purchased Options (Cost $2,610,680)			2,708,179

	Shares
Money Market Funds – 0.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $351,135)	351,135	351,135

Total Investments – 99.8%
(Cost $65,473,536)		$83,143,617
Other Assets in Excess of Liabilities – 0.2%		202,361
Net Assets – 100.0%		$83,345,978

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.4)%

Puts – Exchange-Traded – (0.4)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(6)	$(12,870,000)	$(13,080)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(6)	(12,960,000)	(31,710)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(63)	(12,915,000)	(18,270)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(41)	(24,272,000)	(18,450)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(41)	(24,436,000)	(50,430)
S&P 500 Index, July Strike Price $5,155, Expires 7/18/25	(64)	(32,992,000)	(8,960)
S&P 500 Index, August Strike Price $5,220, Expires 8/15/25	(54)	(28,188,000)	(45,630)
S&P 500 Index, September Strike Price $4,950, Expires 9/19/25	(67)	(33,165,000)	(99,495)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(623)	(18,378,500)	(24,920)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(635)	(18,415,000)	(15,240)
			(326,185)

Total Written Options (Premiums Received $731,037)			$(326,185)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $43,463,000 have been pledged as collateral for options as of June 30, 2025.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	96.1%
Purchased Options	3.3%
Money Market Funds	0.4%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 97.3%
Equity Funds – 97.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $78,232,594)	138,273	$85,853,706

	Number of Contracts	Notional Amount
Purchased Options – 2.8%
Calls – Exchange-Traded – 2.1%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	156	$96,720,000	489,060
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	66	41,580,000	28,512
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	156	97,890,000	264,420
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	162	102,060,000	531,360
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	297	193,050,000	289,575
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	41	26,240,000	194,340
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	104	69,160,000	67,080
			1,864,347

Puts – Exchange-Traded – 0.7%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	4	8,180,000	2,160
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	4	8,240,000	6,140
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	45	8,775,000	3,262
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	118	68,440,000	1,180
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	136	80,240,000	3,400
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	115	69,000,000	24,150
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	29	16,298,000	2,972
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	29	16,385,000	8,700
S&P 500 Index, July Strike Price $5,455, Expires 7/18/25(c)	137	74,733,500	34,935
S&P 500 Index, August Strike Price $5,520, Expires 8/15/25(c)	115	63,480,000	182,275
S&P 500 Index, September Strike Price $5,250, Expires 9/19/25(c)	143	75,075,000	341,055
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	442	12,597,000	3,757
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	451	12,628,000	3,383
			617,369

Total Purchased Options (Cost $3,236,486)			2,481,716

Total Investments – 100.1%
(Cost $81,469,080)	$88,335,422
Liabilities in Excess of Other Assets – (0.1)%	(122,326)
Net Assets – 100.0%	$88,213,096

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.5)%

Puts – Exchange-Traded – (0.5)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(4)	$(8,580,000)	$(8,720)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(4)	(8,640,000)	(21,140)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(45)	(9,225,000)	(13,050)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(29)	(17,168,000)	(13,050)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(29)	(17,284,000)	(35,670)
S&P 500 Index, July Strike Price $5,155, Expires 7/18/25	(137)	(70,623,500)	(19,180)
S&P 500 Index, August Strike Price $5,220, Expires 8/15/25	(115)	(60,030,000)	(97,175)
S&P 500 Index, September Strike Price $4,950, Expires 9/19/25	(143)	(70,785,000)	(212,355)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(442)	(13,039,000)	(17,680)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(451)	(13,079,000)	(10,824)
			(448,844)

Total Written Options (Premiums Received $1,232,319)			$(448,844)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $55,881,000 have been pledged as collateral for options as of June 30, 2025.
(c)	Held in connection with Written Options.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	97.3%
Purchased Options	2.8%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments

June 30, 2025

	Shares	Value
U.S. Exchange-Traded Funds – 95.1%
Equity Funds – 95.1%
iShares Core S&P 500 ETF(a)(b)
(Cost $106,384,425)	178,654	$110,926,269

	Number of Contracts	Notional Amount
Purchased Options – 4.2%
Calls – Exchange-Traded – 4.2%
S&P 500 Index, July Strike Price $5,970, Expires 7/18/25	188	$112,236,000	4,907,740

Total Purchased Options (Cost $2,169,591)			4,907,740

	Shares
Money Market Funds – 1.0%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(c)
(Cost $1,172,677)	1,172,677	1,172,677

Total Investments – 100.3%
(Cost $109,726,693)		$117,006,686
Liabilities in Excess of Other Assets – (0.3)%		(338,853)
Net Assets – 100.0%		$116,667,833

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $39,427,150 have been pledged as collateral for options as of June 30, 2025.
(c)	Rate shown reflects the 7-day yield as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	95.1%
Purchased Options	4.2%
Money Market Funds	1.0%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Bitcoin Strategy PLUS Income ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 194.9%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)	$6,900,000	$6,894,432
U.S. Treasury Bill, 4.31%, 7/29/2025(a)(b)	3,200,000	3,189,668
U.S. Treasury Bill, 4.34%, 8/5/2025(a)(b)	2,400,000	2,390,074
U.S. Treasury Bill, 4.35%, 8/7/2025(a)(c)	60,000,000	59,738,410
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	25,500,000	25,328,739
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	4,400,000	4,353,314
Total U.S. Treasury Bills (Cost $101,895,476)		101,894,637

	Number of Contracts	Notional Amount
Purchased Options – 15.8%
Calls – Exchange-Traded – 15.6%
iShares Bitcoin Trust, July Strike Price $53, Expires 7/03/25	5,100	27,030,000	4,233,000
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	172	106,640,000	539,220
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	153	96,390,000	66,096
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	352	220,880,000	596,640
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	385	242,550,000	1,262,800
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	818	531,700,000	797,550
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	105	67,200,000	497,700
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	264	175,560,000	170,280
			8,163,286
Puts – Exchange-Traded – 0.2%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(d)	10	20,450,000	5,400
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(d)	10	20,600,000	15,350
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(d)	102	19,890,000	7,395
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	130	75,400,000	1,300
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	157	92,630,000	3,925
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	134	80,400,000	28,140
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(d)	67	37,654,000	6,868
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(d)	67	37,855,000	20,100
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(d)	1,016	28,956,000	8,636
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(d)	1,030	28,840,000	7,725
			104,839

Total Purchased Options (Cost $6,520,384)			8,268,125

Total Investments – 210.7%
(Cost $108,415,860)	$110,162,762
Liabilities in Excess of Other Assets – (110.7)%	(57,871,938)
Net Assets – 100.0%	$52,290,824

See Notes to Financial Statements.

Simplify Bitcoin Strategy PLUS Income ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.5)%

Puts – Exchange-Traded – (0.5)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(10)	$(21,450,000)	$(21,800)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(10)	(21,600,000)	(52,850)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(102)	(20,910,000)	(29,580)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(67)	(39,664,000)	(30,150)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(67)	(39,932,000)	(82,410)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(1,016)	(29,972,000)	(40,640)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(1,030)	(29,870,000)	(24,720)
			(282,150)

Total Written Options (Premiums Received $374,329)			$(282,150)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $32,480,600 have been pledged as collateral for options and futures as of June 30, 2025.
(c)	Security, or a portion thereof, in the amount of $59,738,410 has been pledged as collateral for reverse repurchase agreements as of June 30, 2025. See note 5 for additional information
(d)	Held in connection with Written Options.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
CME Bitcoin Futures	82	$44,376,350	7/25/25	$516,580

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	194.9%
Purchased Options	15.8%
Total Investments	210.7%
Liabilities in Excess of Other Assets	(110.7)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2025, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	4.53%	6/30/2025	7/1/2025	$58,542,856	$58,542,856
				$58,542,856	$58,542,856

See Notes to Financial Statements.

Simplify Gold Strategy PLUS Income ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 92.9%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)	$1,900,000	$1,898,467
U.S. Treasury Bill, 4.31%, 7/29/2025(a)	5,720,000	5,701,530
U.S. Treasury Bill, 4.34%, 8/5/2025(a)	2,600,000	2,589,246
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	9,900,000	9,833,511
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	6,300,000	6,233,155
Total U.S. Treasury Bills (Cost $26,256,529)		26,255,909

	Number of Contracts	Notional Amount
Purchased Options – 3.0%
Calls – Exchange-Traded – 2.9%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	53	32,860,000	166,155
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	42	26,460,000	18,144
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	108	67,770,000	183,060
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	51	32,130,000	167,280
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	100	65,000,000	97,500
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	28	17,920,000	132,720
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	69	45,885,000	44,505
			809,364
Puts – Exchange-Traded – 0.1%
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	2	4,090,000	1,080
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	2	4,120,000	3,070
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	28	5,460,000	2,030
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	40	23,200,000	400
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	44	25,960,000	1,100
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	37	22,200,000	7,770
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	18	10,116,000	1,845
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	18	10,170,000	5,400
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	290	8,265,000	2,465
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	286	8,008,000	2,145
			27,305

Total Purchased Options (Cost $583,742)			836,669

Total Investments – 95.9%
(Cost $26,840,271)	$27,092,578
Other Assets in Excess of Liabilities – 4.1%	1,157,034
Net Assets – 100.0%	$28,249,612

See Notes to Financial Statements.

Simplify Gold Strategy PLUS Income ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Options – (0.3)%

Puts – Exchange-Traded – (0.3)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(2)	$(4,290,000)	$(4,360)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(2)	(4,320,000)	(10,570)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(28)	(5,740,000)	(8,120)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(18)	(10,656,000)	(8,100)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(18)	(10,728,000)	(22,140)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(290)	(8,555,000)	(11,600)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(286)	(8,294,000)	(6,864)
			(71,754)

Total Written Options (Premiums Received $95,571)			$(71,754)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $10,275,426 have been pledged as collateral for options and futures as of June 30, 2025.
(c)	Held in connection with Written Options.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Gold 100 OZ Future	119	$39,361,630	8/27/25	$(372,470)

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	92.9%
Purchased Options	3.0%
Total Investments	95.9%
Other Assets in Excess of Liabilities	4.1%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 85.5%
U.S. Treasury Bill, 4.29%, 7/8/2025(a)(b)	$24,050,000	$24,030,595
U.S. Treasury Bill, 4.30%, 7/29/2025(a)(b)	25,000,000	24,919,276
U.S. Treasury Bill, 4.33%, 8/5/2025(a)(b)	7,100,000	7,070,634
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	6,000,000	5,959,703
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	20,400,000	20,183,549
Total U.S. Treasury Bills (Cost $82,162,315)		82,163,757

	Number of Contracts	Notional Amount
Purchased Options – 8.0%
Calls – Exchange-Traded – 7.7%
CBOE VIX, August Strike Price $30, Expires 8/20/25	555	1,665,000	53,835
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	333	206,460,000	1,043,955
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	283	178,290,000	122,256
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	686	430,465,000	1,162,770
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	741	466,830,000	2,430,480
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	1,403	911,950,000	1,367,925
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	188	120,320,000	891,120
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	470	312,550,000	303,150
			7,375,491
Puts - Over the Counter Barrier Options – 0.3%
RTY, Expires 1/26/26 90% Put/70% KO (Counterparty: Goldman)	12,352	25,199,451	280,528
SPX/USDJPY, Expires 7/18/25, <5690.9275/149.85 (Counterparty: Goldman)	1,330,000	1,330,000	23,742
			304,270
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	248	148,800,000	52,080

Total Purchased Options (Cost $5,411,945)			7,731,841

	Shares
U.S. Exchange-Traded Funds – 7.9%
Alternative Funds – 7.9%
Simplify Currency Strategy ETF(c)
(Cost $7,638,913)	289,943	7,566,932

Total Investments – 101.4%
(Cost $95,213,173)		$97,462,530
Liabilities in Excess of Other Assets – (1.4)%		(1,343,922)
Net Assets – 100.0%		$96,118,608

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Written Option – (0.4)%

Puts - Over the Counter Barrier Options – (0.4)%
SPX/RTY/NDX WOF, Expires 5/22/26, P100%/70% NC1 EKI (Counterparty: Nomura International) (Premiums Received $572,500)	(25,000,000)	$(17,500,000)	$(337,500)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $54,110,378 have been pledged as collateral for options and swaps as of June 30, 2025.
(c)	Affiliated fund managed by Simplify Asset Management Inc.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Return of Capital	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income
Simplify Currency Strategy ETF	$—	$12,035,656	$(4,065,456)	$(85,617)	$(261,382)	$(71,981)	$7,566,932	289,943	$89,863
	$—	$12,035,656	$(4,065,456)	$(85,617)	$(261,382)	$(71,981)	$7,566,932	289,943	$89,863

As of June 30, 2025, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	9/17/2025	USD	3,304,614	EUR	2,850,000	$70,507	$—
Citigroup Global Markets	9/17/2025	JPY	462,460,000	USD	3,215,387	—	(25,243)
Citigroup Global Markets	9/17/2025	CHF	7,910,000	USD	9,937,198	—	(133,028)
Citigroup Global Markets	9/17/2025	CAD	3,410,000	USD	2,524,830	10,558	—
Citigroup Global Markets	9/17/2025	JPY	354,250,000	USD	2,473,969	—	(8,394)
Citigroup Global Markets	9/17/2025	GBP	2,410,000	USD	3,254,491	—	(55,318)
Citigroup Global Markets	9/17/2025	EUR	2,850,000	USD	3,266,819	—	(108,301)
Goldman Sachs & Co.	9/17/2025	GBP	110,000	USD	149,889	—	(1,181)
Citigroup Global Markets	9/17/2025	CAD	3,180,000	USD	2,325,187	—	(19,501)
Citigroup Global Markets	9/17/2025	SEK	31,280,000	USD	3,260,007	—	(63,754)
Citigroup Global Markets	9/17/2025	AUD	11,430,000	USD	7,507,910	—	(27,316)
Citigroup Global Markets	9/17/2025	CHF	170,000	USD	213,311	—	(3,116)
Citigroup Global Markets	9/17/2025	AUD	5,020,000	USD	3,267,854	—	(41,580)
Citigroup Global Markets	9/17/2025	NOK	54,440,000	USD	5,386,793	—	(17,007)
Citigroup Global Markets	9/17/2025	CAD	3,210,000	USD	2,348,216	—	(18,592)
Goldman Sachs & Co.	9/17/2025	AUD	4,650,000	USD	3,025,834	—	(39,678)
Goldman Sachs & Co.	9/17/2025	EUR	1,980,000	USD	2,311,764	—	(33,056)
Goldman Sachs & Co.	9/17/2025	GBP	3,520,000	USD	4,721,746	—	(112,499)
Citigroup Global Markets	9/17/2025	JPY	469,940,000	USD	3,278,142	—	(14,904)
Citigroup Global Markets	9/17/2025	NOK	45,960,000	USD	4,537,520	—	(24,542)
Goldman Sachs & Co.	9/17/2025	NOK	24,600,000	USD	2,430,985	—	(10,849)
Citigroup Global Markets	9/17/2025	SEK	42,930,000	USD	4,551,140	—	(10,530)
Citigroup Global Markets	9/17/2025	USD	3,255,329	AUD	5,020,000	54,105	—
Goldman Sachs & Co.	9/17/2025	USD	3,033,553	AUD	4,650,000	31,959	—
Citigroup Global Markets	9/17/2025	USD	2,302,481	CAD	3,140,000	12,714	—
Goldman Sachs & Co.	9/17/2025	USD	4,886,211	CAD	6,660,000	24,362	—

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	9/17/2025	USD	2,460,787	CHF	2,000,000	$85,414	$—
Citigroup Global Markets	9/17/2025	USD	5,710,714	EUR	4,870,000	56,597	—
Goldman Sachs & Co.	9/17/2025	USD	2,305,145	EUR	1,980,000	39,676	—
Citigroup Global Markets	9/17/2025	USD	6,795,459	GBP	4,970,000	30,164	—
Citigroup Global Markets	9/17/2025	USD	3,274,461	GBP	2,410,000	35,348	—
Goldman Sachs & Co.	9/17/2025	USD	4,634,176	GBP	3,440,000	90,199	—
Goldman Sachs & Co.	9/17/2025	USD	4,785,019	GBP	3,520,000	49,225	—
Citigroup Global Markets	9/17/2025	USD	5,748,635	JPY	824,190,000	26,773	—
Citigroup Global Markets	9/17/2025	USD	5,513,258	JPY	790,920,000	29,014	—
Goldman Sachs & Co.	9/17/2025	USD	3,442,226	JPY	495,050,000	26,774	—
Citigroup Global Markets	9/17/2025	USD	2,430,605	NOK	24,600,000	11,230	—
Citigroup Global Markets	9/17/2025	USD	2,328,789	NOK	23,250,000	—	(20,958)
Goldman Sachs & Co.	9/17/2025	USD	59,295	NOK	600,000	262	—
Goldman Sachs & Co.	9/17/2025	USD	7,608,867	SEK	71,780,000	18,357	—
Goldman Sachs & Co.	9/17/2025	USD	256,518	SEK	2,430,000	1,690	—
Total unrealized appreciation (depreciation)						$704,928	$(789,347)

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

Abbreviations:

KO - Knock Out. - Represents a knock-out option contract with a built-in mechanism to expire worthless if a specified price level in the underlying asset(s) is reached.

EKI - European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	85.5%
Purchased Options	8.0%
U.S. Exchange-Traded Funds	7.9%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

At June 30, 2025, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
ARCMBBARS*	12/12/2025	0.00%(c)	BOFA	14,454,119	$1,953
ARCMCC1RS*	6/15/2026	0.00%(c)	CITI	15,000,010	20,021
ARCMCC2RS*	6/15/2026	0.00%(c)	GS	15,004,544	16,682
ARFIFMRRS*	10/15/2025	0.00%(c)	UBS	25,108,638	66,407
ARFXXCCRS*	2/17/2026	0.00%(c)	DB	15,178,095	45,494
BACVWWTRS*	10/15/2025	0.00%(c)	BOA	9,479,504	(61,638)
BNPXVTRS*	7/15/2025	0.19%(c)	BNP	9,029,890	(11,896)
CTABOATRS(1)	3/13/2026	4.88% (SOFR+0.55%)(c)	BOA	48,265,395	(2,745,526)
DFEQDLPRS*	5/15/2026	0.00%(c)	BOA	29,458,108	(111,745)
DFEQGDTRS*	10/15/2025	0.15%(c)	UBS	11,901,242	(11,029)
DFEQPR2RS*	4/15/2026	0.00%(c)	BOA	30,114,910	7,658
DFEQUDVRS*	4/15/2026	0.00%(c)	GS	21,174,383	(10,607)
DFFIERVRS*	12/12/2025	0.00%(c)	NOM	11,488,677	(18,247)
FOXBOATRS(2)	3/13/2026	4.88% (SOFR+0.55%)(c)	BOA	1,325,705	(23,139)
FOXCI1TRS(2)	3/13/2026	4.98% (SOFR+0.65%)(c)	CITI	758,303	(13,259)
GSISCDTRS*	10/15/2025	0.00%(c)	GS	12,463,284	(5,708)
JPOSFTRS*	7/15/2025	0.00%(c)	JPM	20,385,725	82,981
Morgan Stanley Custom Junk Index*	2/17/2026	4.08% (EFFR - 0.25%)(c)	MSCS	(37,860,353)	(320,059)
Morgan Stanley Custom Quality Index*	2/17/2026	4.68% (EFFR + 0.35%)(c)	MSCS	48,005,023	475,267
MQCP44TRS*	10/15/2025	0.00%(c)	MAC	9,910,004	74,868
MSVXCSTRS*	10/15/2025	0.00%(c)	MS	29,304,849	248,167
NMVVR1TRS*	10/15/2025	0.00%(c)	NOM	11,422,613	123,838
SGDRCTTRS*	1/20/2026	0.18%(c)	SG	7,879,108	50,766
SGIXTTTRS*	12/31/2049	0.20%(c)	SG	9,546,480	37,210
VCEQCE1RS*	1/16/2026	0.10%(c)	BOA	7,707,533	15,364
VCEQCE2RS*	1/16/2026	0.10%(c)	BOA	7,735,738	8,000
VCEQUSURS*	5/15/2026	0.00%(c)	BOA	29,713,293	22,485
VMACBTRS*	10/15/2025	0.15%(c)	MAC	12,129,505	(70,810)
					$(2,106,502)

*	The components of the basket shown below. The aggregate unrealized of the constituents of the swap reference index have been shown below for derivative based indices.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.
(1)	Based on Simplify Managed Futures Strategy ETF.
(2)	Based on Simplify Currency Strategy ETF.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
EFFR	:	Effective Federal Funds Rate
GS	:	Goldman Sachs
JPM	:	JP Morgan
MSCS	:	Morgan Stanley Capital Services LLC

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

NOM	:	Nomura International
SOFR	:	Secured Overnight Financing Rate

*	The following table shows the top 50 positions and related values of the securities within the ARCMBBARS (Diversified Commodity Carry Basket 2, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
XBQ5 Comdty	$1,770,922	Short		3.7%
HOQ5 Comdty	1,770,922	Long		3.7%
LHQ5 Comdty	1,410,425	Short		3.0%
LHQ5 Comdty	1,096,285	Long		2.3%
FCQ5 Comdty	1,096,285	Short		2.3%
SBV5 Comdty	1,096,285	Long		2.3%
HGU5 Comdty	1,096,285	Short		2.3%
SMZ5 Comdty	1,096,285	Long		2.3%
CCU5 Comdty	1,096,285	Short		2.3%
QCU5 Comdty	1,096,285	Long		2.3%
LPQ25 Comdty	1,096,285	Long		2.3%
CAU5 Comdty	1,096,285	Short		2.3%
BOZ5 Comdty	1,096,285	Short		2.3%
KWU5 Comdty	1,096,285	Long		2.3%
QSQ5 Comdty	1,062,553	Long		2.2%
LCQ5 Comdty	1,055,329	Short		2.2%
LCZ5 Comdty	1,049,422	Long		2.2%
BOQ5 Comdty	1,031,344	Long		2.2%
SMZ5 Comdty	1,030,354	Short		2.2%
S Q5 Comdty	1,030,055	Long		2.2%
BOZ5 Comdty	1,027,210	Short		2.2%
SMQ5 Comdty	1,021,463	Long		2.2%
W U5 Comdty	1,015,252	Short		2.1%
W H6 Comdty	1,013,576	Long		2.1%
SBH6 Comdty	1,012,411	Long		2.1%
SBV5 Comdty	1,006,967	Short		2.1%
LHN5 Comdty	1,000,797	Long		2.1%
KWZ5 Comdty	1,000,042	Long		2.1%
KWU5 Comdty	999,223	Short		2.1%
NGJ26 Comdty	994,172	Long		2.1%
NGH26 Comdty	990,583	Short		2.1%
XBQ5 Comdty	959,920	Short		2.0%
SMZ5 Comdty	873,781	Long		1.8%
GBP-UNK	730,857	Long		1.5%
EUR-UNK	730,857	Short		1.5%
QWV5 Comdty	726,794	Short		1.5%
CLQ5 Comdty	708,369	Short		1.5%
S U5 Comdty	619,821	Short		1.3%
BOZ5 Comdty	520,311	Short		1.1%
CLQ5 Comdty	492,702	Long		1.0%
CAD-UNK	491,880	Long		1.0%
RSX5 Comdty	491,880	Long		1.0%
COU5 Comdty	486,668	Long		1.0%
EUR-UNK	471,417	Short		1.0%
IJQ5 Comdty	471,417	Short		1.0%
W U5 Comdty	450,794	Long		1.0%
C U5 Comdty	447,765	Long		0.9%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
S X5 Comdty	418,093	Short		0.9%
LHZ5 Comdty	402,402	Short		0.9%
LHQ5 Comdty	391,544	Short		0.8%
Other Components	2,085,605	—		5.1%
Total			1,953	100.0%

*	The following table shows the top 50 positions and related values of the securities within the ARCMCC1RS (Diversified Commodity Carry Basket 2, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
HGH6 Comdty	$6,896,128	Long		8.6%
S Q5 Comdty	3,627,336	Short		4.5%
NGH6 Comdty	3,468,372	Long		4.3%
GCG6 Comdty	2,240,913	Long		2.8%
SMQ5 Comdty	2,137,337	Long		2.7%
LCZ5 Comdty	2,095,854	Long		2.6%
BOQ5 Comdty	2,040,079	Long		2.5%
SIH6 Comdty	2,007,183	Long		2.5%
SIU5 Comdty	1,963,487	Short		2.5%
SBV5 Comdty	1,643,706	Short		2.1%
SBH6 Comdty	1,594,446	Long		2.0%
CLQ5 Comdty	1,523,055	Short		1.9%
SBV5 Comdty	1,467,265	Short		1.8%
FCQ5 Comdty	1,430,473	Short		1.8%
XBQ5 Comdty	1,357,177	Long		1.7%
KCH6 Comdty	1,265,408	Long		1.6%
GCG6 Comdty	1,212,970	Long		1.5%
GCQ5 Comdty	1,212,304	Short		1.5%
KCU5 Comdty	1,182,854	Short		1.5%
GCZ5 Comdty	1,110,750	Short		1.4%
GCQ5 Comdty	1,107,525	Short		1.4%
NGH6 Comdty	964,514	Long		1.2%
LAU5 Comdty	848,283	Short		1.1%
CCU5 Comdty	847,110	Short		1.1%
HOQ5 Comdty	745,462	Long		0.9%
LCG6 Comdty	696,196	Long		0.9%
CLH6 Comdty	695,161	Long		0.9%
LCQ5 Comdty	686,733	Short		0.9%
NGU5 Comdty	616,763	Short		0.8%
LAQ5 Comdty	614,799	Short		0.8%
COH6 Comdty	607,256	Long		0.8%
KWU5 Comdty	589,033	Short		0.7%
BOZ5 Comdty	551,001	Short		0.7%
W U5 Comdty	535,877	Short		0.7%
CLH6 Comdty	525,316	Long		0.7%
COU5 Comdty	522,365	Short		0.7%
LHG6 Comdty	501,445	Long		0.6%
HGH6 Comdty	499,997	Long		0.6%
CLU5 Comdty	488,043	Short		0.6%
COH6 Comdty	487,176	Long		0.6%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
HGU5 Comdty	480,351	Short		0.6%
CLU5 Comdty	462,419	Short		0.6%
S X5 Comdty	440,457	Short		0.6%
S H6 Comdty	439,593	Long		0.5%
BOF6 Comdty	425,245	Long		0.5%
LCZ5 Comdty	413,284	Long		0.5%
CTH6 Comdty	399,453	Long		0.5%
S X5 Comdty	391,145	Short		0.5%
SIH6 Comdty	388,745	Long		0.5%
SIU5 Comdty	388,222	Short		0.5%
Other Components	21,240,097	—		26.2%
Total			20,021	100.0%

*	The following table shows the top 50 positions and related values of the securities within the ARCMCC2RS (Diversified Commodity Carry Basket 2, Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
GCZ5 Comdty	$2,964,605	Long		6.1%
GCQ5 Comdty	2,803,965	Short		5.8%
NGF26 Comdty	2,045,286	Long		4.2%
C U5 Comdty	1,522,390	Short		3.1%
NGU25 Comdty	1,414,660	Short		2.9%
NGF26 Comdty	1,327,632	Long		2.7%
NGX25 Comdty	1,314,951	Short		2.7%
COX5 Comdty	1,118,664	Long		2.3%
COU5 Comdty	1,100,269	Short		2.3%
HGU5 Comdty	1,070,569	Long		2.2%
S F6 Comdty	1,025,212	Long		2.1%
COX5 Comdty	1,007,670	Long		2.1%
CLU5 Comdty	994,041	Long		2.0%
HGZ5 Comdty	942,804	Short		1.9%
C N6 Comdty	924,223	Long		1.9%
S H6 Comdty	890,400	Short		1.8%
SIU5 Comdty	870,509	Long		1.8%
W U5 Comdty	849,111	Short		1.7%
SIU5 Comdty	837,079	Short		1.7%
C H6 Comdty	729,756	Long		1.5%
LAG26 Comdty	708,898	Long		1.5%
BOZ5 Comdty	707,379	Long		1.5%
BOZ5 Comdty	680,214	Short		1.4%
XBU5 Comdty	653,542	Short		1.3%
LCV5 Comdty	634,669	Long		1.3%
BOF6 Comdty	623,070	Short		1.3%
BOK6 Comdty	622,605	Long		1.3%
LCQ5 Comdty	621,040	Short		1.3%
SBV5 Comdty	610,223	Short		1.3%
COH6 Comdty	604,186	Short		1.2%
LCZ5 Comdty	568,490	Short		1.2%
LCV5 Comdty	568,289	Long		1.2%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SMZ5 Comdty	553,098	Long		1.1%
CLN6 Comdty	526,484	Short		1.1%
LAK26 Comdty	498,068	Short		1.0%
SMH6 Comdty	487,959	Short		1.0%
CTZ5 Comdty	484,241	Short		1.0%
W U5 Comdty	460,867	Long		0.9%
QSU5 Comdty	439,356	Long		0.9%
KCK6 Comdty	438,099	Long		0.9%
SBH6 Comdty	428,986	Long		0.9%
KCK6 Comdty	409,193	Short		0.8%
W K6 Comdty	405,764	Long		0.8%
LNG6 Comdty	398,713	Long		0.8%
QSK6 Comdty	385,623	Short		0.8%
LNU5 Comdty	375,542	Short		0.8%
LHQ5 Comdty	372,176	Short		0.8%
SBH6 Comdty	363,503	Long		0.7%
LXG6 Comdty	359,689	Long		0.7%
XBU5 Comdty	354,719	Long		0.7%
Other Components	7,549,237	—		15.7%
Total			16,682	100.0%

*	The following table shows the individual positions and related values of the securities within the ARFIFMRRS (FX Mean Reversion, Foreign Exchange) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
CHF/USD 09/30/2025 Curncy	$4,536,562	Short		36.4%
CAD/USD 10/01/2025 Curncy	2,560,811	Long		20.6%
NOK/USD 09/30/2025 Curncy	2,453,234	Long		19.7%
GBP/USD 09/30/2025 Curncy	1,317,576	Short		10.6%
SEK/USD 09/30/2025 Curncy	1,053,639	Long		8.5%
NZD/USD 09/30/2025 Curncy	385,637	Short		3.1%
CAD/USD 08/29/2025 Curncy	88,174	Long		0.7%
AUD/USD 09/30/2025 Curncy	53,780	Long		0.4%
Total			66,407	100.0%

*	The following table shows the top 50 positions and related values of the securities within the ARFXXCCRS (Cross Currency Carry, Foreign Exchange) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
JPY/USD Swap 2y2y 17/03/2027 19/03/2029	20,035,759	Long		8.8%
JPY/USD Swap 2y2y 16/12/2026 18/12/2028	20,035,759	Long		8.8%
JPY/USD Swap 2y2y 16/09/2026 19/09/2028	20,035,759	Long		8.8%
JPY/USD Swap 2y2y 16/06/2027 18/06/2029	20,035,759	Long		8.8%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
JPY/USD Swap 2y3y 16/06/2027 17/06/2030	13,331,301	Long		5.8%
JPY/USD Swap 2y3y 16/12/2026 17/12/2029	13,331,301	Long		5.8%
JPY/USD Swap 2y3y 17/03/2027 18/03/2030	13,331,301	Long		5.8%
JPY/USD Swap 2y3y 16/09/2026 18/09/2029	13,331,301	Long		5.8%
JPY/USD Swap 10y10y 20/09/2034 20/09/2044	5,610,354	Short		2.5%
JPY/USD Swap 10y10y 22/03/2035 22/03/2045	5,610,354	Short		2.5%
JPY/USD Swap 10y10y 20/12/2034 20/12/2044	5,610,354	Short		2.5%
JPY/USD Swap 10y10y 20/06/2035 20/06/2045	5,610,354	Short		2.5%
JPY/USD Swap 5y5y 21/03/2030 22/03/2035	3,328,328	Short		1.5%
JPY/USD Swap 5y5y 20/06/2030 20/06/2035	3,328,328	Short		1.5%
JPY/USD Swap 5y5y 19/09/2029 19/09/2034	3,328,328	Short		1.5%
JPY/USD Swap 5y5y 19/12/2029 19/12/2034	3,328,328	Short		1.5%
JPY/USD Swap 2y8y 16/12/2026 18/12/2034	3,225,326	Long		1.4%
JPY/USD Swap 2y8y 17/03/2027 19/03/2035	3,225,326	Long		1.4%
JPY/USD Swap 2y8y 16/09/2026 19/09/2034	3,225,326	Long		1.4%
JPY/USD Swap 2y8y 16/06/2027 18/06/2035	3,225,326	Long		1.4%
EUR/USD Swap 10y10y 20/06/2035 20/06/2045	2,924,486	Short		1.3%
EUR/USD Swap 10y10y 21/03/2035 21/03/2045	2,924,486	Short		1.3%
EUR/USD Swap 10y10y 20/12/2034 20/12/2044	2,924,486	Short		1.3%
EUR/USD Swap 10y10y 20/09/2034 20/09/2044	2,924,486	Short		1.3%
CAD/USD Swap 2y2y 16/12/2026 18/12/2028	2,859,318	Short		1.3%
CAD/USD Swap 2y2y 16/09/2026 18/09/2028	2,859,318	Short		1.3%
CAD/USD Swap 2y2y 16/06/2027 18/06/2029	2,859,318	Short		1.3%
CAD/USD Swap 2y2y 17/03/2027 19/03/2029	2,859,318	Short		1.3%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
AUD/USD Swap 2y2y 16/12/2026 18/12/2028	2,323,115	Short		1.0%
AUD/USD Swap 2y2y 17/03/2027 19/03/2029	2,323,115	Short		1.0%
AUD/USD Swap 2y2y 16/09/2026 18/09/2028	2,323,115	Short		1.0%
AUD/USD Swap 2y2y 16/06/2027 18/06/2029	2,323,115	Short		1.0%
EUR/USD Swap 2y8y 16/06/2027 18/06/2035	1,783,922	Short		0.8%
EUR/USD Swap 2y8y 17/03/2027 19/03/2035	1,783,922	Short		0.8%
EUR/USD Swap 2y8y 16/12/2026 18/12/2034	1,783,922	Short		0.8%
EUR/USD Swap 2y8y 16/09/2026 18/09/2034	1,783,922	Short		0.8%
EUR/USD Swap 2y18y 16/12/2026 16/12/2044	729,481	Short		0.3%
EUR/USD Swap 2y18y 16/06/2027 16/06/2045	729,481	Short		0.3%
EUR/USD Swap 2y18y 16/09/2026 16/09/2044	729,481	Short		0.3%
EUR/USD Swap 2y18y 17/03/2027 17/03/2045	729,481	Short		0.3%
GBP/USD Swap 10y10y 20/12/2034 20/12/2044	513,065	Long		0.2%
GBP/USD Swap 10y10y 20/09/2034 20/09/2044	513,065	Long		0.2%
GBP/USD Swap 10y10y 20/06/2035 20/06/2045	513,065	Long		0.2%
GBP/USD Swap 10y10y 21/03/2035 21/03/2045	513,065	Long		0.2%
AUD/USD Swap 5y5y 20/03/2030 20/03/2035	79,830	Short		0.0%
AUD/USD Swap 5y5y 19/09/2029 19/09/2034	79,830	Short		0.0%
AUD/USD Swap 5y5y 19/12/2029 19/12/2034	79,830	Short		0.0%
AUD/USD Swap 5y5y 20/06/2030 20/06/2035	79,830	Short		0.0%
EUR/USD Swap 2y3y 16/06/2027 17/06/2030	68,930	Short		0.0%
EUR/USD Swap 2y3y 16/09/2026 17/09/2029	68,930	Short		0.0%
Other Components	919,454	—		0.4%
Total			45,494	100.0%

*	The following table shows the top 50 positions and related values of the securities within the BACVWWTRS (Oil Convexity, Commodity) basket.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
COV5 Comdty	889,187	Long		30.0%
CLX5 Comdty	314,099	Long		10.6%
COX5 Comdty	178,565	Long		6.0%
COU5 Comdty	119,651	Short		4.0%
COZ5 Comdty	92,654	Short		3.1%
COX5C 63.00 Comdty	85,452	Short		2.9%
CLU5 Comdty	78,603	Short		2.6%
CLV5 Comdty	77,936	Long		2.6%
COV5C 64.00 Comdty	68,174	Short		2.3%
COX5P 63.00 Comdty	47,753	Short		1.6%
COV5C 60.00 Comdty	45,434	Short		1.5%
COV5C 61.00 Comdty	39,693	Short		1.3%
COU5P 71.00 Comdty	38,801	Short		1.3%
COU5C 63.00 Comdty	37,710	Short		1.3%
COV5P 64.00 Comdty	37,619	Short		1.3%
COZ5P 65.00 Comdty	35,930	Short		1.2%
COZ5C 65.00 Comdty	35,224	Short		1.2%
COX5P 73.00 Comdty	31,225	Short		1.1%
CLQ5 Comdty	30,342	Long		1.0%
COV5C 63.00 Comdty	29,879	Short		1.0%
COV5C 65.00 Comdty	29,059	Short		1.0%
COU5P 73.00 Comdty	25,316	Short		0.9%
COX5C 65.00 Comdty	24,625	Short		0.8%
COU5C 64.00 Comdty	23,280	Short		0.8%
COX5P 65.00 Comdty	23,086	Short		0.8%
COU5C 62.00 Comdty	22,520	Short		0.8%
COU5P 72.00 Comdty	22,341	Short		0.8%
COV5P 65.00 Comdty	22,098	Short		0.7%
COX5C 64.00 Comdty	18,808	Short		0.6%
COZ5P 74.00 Comdty	17,891	Short		0.6%
COU5P 70.00 Comdty	16,533	Short		0.6%
COZ5P 72.00 Comdty	15,751	Short		0.5%
COX5C 61.00 Comdty	13,799	Short		0.5%
COX5P 71.00 Comdty	13,625	Short		0.5%
COX5P 64.00 Comdty	13,618	Short		0.5%
COZ5P 69.00 Comdty	12,804	Short		0.4%
COX5P 70.00 Comdty	12,475	Short		0.4%
COX5C 62.00 Comdty	12,194	Short		0.4%
COV5P 63.00 Comdty	12,001	Short		0.4%
CLV5P 39.00 Comdty	11,737	Long		0.4%
COV5C 62.00 Comdty	11,542	Short		0.4%
COX5P 68.00 Comdty	10,576	Short		0.4%
COX5P 67.00 Comdty	9,500	Short		0.3%
CLX5P 42.00 Comdty	9,369	Long		0.3%
CLV5P 40.00 Comdty	9,135	Long		0.3%
CLX5P 46.00 Comdty	9,120	Long		0.3%
COV5P 61.00 Comdty	8,529	Short		0.3%
CLX5P 45.00 Comdty	8,274	Long		0.3%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
CLX5P 44.00 Comdty	7,558	Long		0.3%
COV5P 60.00 Comdty	7,181	Short		0.2%
Other Components	199,392	—		6.6%
Total			(61,638)	100.0%

*	The following table shows the individual positions and related values of the securities within the BNPXVTRS (Synthetic Volatility Long, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Cash	$8,983,553	Long		99.6%
UXN5 Index	18,574	Long		0.2%
UXQ5 Index	15,863	Long		0.2%
Total			(11,896)	100.0%

*	The following table shows the top 50 positions and related values of the securities within the DFEQDLPRS (Synthetic Shallow Hedge, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
CASH	29,046,536	Long		99.0%
SPX 03/20/26 P5375 Index	21,060	Long		0.1%
SPX 12/19/25 P5450 Index	11,899	Long		0.0%
SPX 12/19/25 P5425 Index	11,523	Long		0.0%
SPX 12/19/25 P5350 Index	10,692	Long		0.0%
SPX 12/19/25 P5500 Index	10,478	Long		0.0%
SPX 03/20/26 P5325 Index	10,093	Long		0.0%
SPX 03/20/26 P5425 Index	8,227	Long		0.0%
SPX 03/20/26 P5350 Index	7,737	Long		0.0%
SPX 12/19/25 P5400 Index	7,522	Long		0.0%
SPX 03/20/26 P5300 Index	7,410	Long		0.0%
SPX 12/19/25 P5375 Index	7,269	Long		0.0%
SPX 06/18/26 P5475 Index	7,113	Long		0.0%
SPX 03/20/26 P5250 Index	7,095	Long		0.0%
SPX 03/20/26 P4750 Index	6,419	Long		0.0%
SPX 12/19/25 P5250 Index	6,413	Long		0.0%
SPX 03/20/26 P5100 Index	6,294	Long		0.0%
SPX 03/20/26 P5075 Index	6,166	Long		0.0%
SPX 12/19/25 P5475 Index	6,126	Long		0.0%
SPX 03/20/26 P5050 Index	6,051	Long		0.0%
SPX 12/19/25 P5100 Index	5,459	Long		0.0%
SPX 03/20/26 P5400 Index	5,369	Long		0.0%
SPX 12/19/25 P5325 Index	5,221	Long		0.0%
SPX 03/20/26 P4850 Index	5,177	Long		0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 12/19/25 P5275 Index	4,940	Long		0.0%
SPX 03/20/26 P5200 Index	4,559	Long		0.0%
SPX 09/19/25 P5450 Index	4,468	Long		0.0%
SPX 12/19/25 P5525 Index	4,308	Long		0.0%
SPX 03/20/26 P5125 Index	4,288	Long		0.0%
SPX 09/19/25 P5275 Index	3,918	Long		0.0%
SPX 12/19/25 P5050 Index	3,912	Long		0.0%
SPX 09/19/25 P5475 Index	3,878	Long		0.0%
SPX 03/20/26 P5000 Index	3,865	Long		0.0%
SPX 06/18/26 P5575 Index	3,833	Long		0.0%
SPX 03/20/26 P4975 Index	3,795	Long		0.0%
SPX 06/18/26 P5550 Index	3,766	Long		0.0%
SPX 06/18/26 P5525 Index	3,697	Long		0.0%
SPX 09/19/25 P5225 Index	3,630	Long		0.0%
SPX 06/18/26 P5425 Index	3,436	Long		0.0%
SPX 09/19/25 P5150 Index	3,240	Long		0.0%
SPX 12/19/25 P5200 Index	3,045	Long		0.0%
SPX 03/20/26 P5450 Index	2,809	Long		0.0%
SPX 09/19/25 P5400 Index	2,737	Long		0.0%
SPX 09/19/25 P5375 Index	2,626	Long		0.0%
SPX 09/19/25 P5175 Index	2,419	Long		0.0%
SPX 03/20/26 P5225 Index	2,325	Long		0.0%
SPX 03/20/26 P5150 Index	2,190	Long		0.0%
SPX 09/19/25 P5250 Index	2,159	Long		0.0%
SPX 09/19/25 P5425 Index	2,136	Long		0.0%
SPX 03/20/26 P5025 Index	1,975	Long		0.0%
Other Components	26,358	—		0.9%
Total			(111,745)	100.0%

*	The following table shows the top 50 positions and related values of the securities within the DFEQGDTRS (Dispersion, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPY Equity	$9,341,326	Long		75.2%
BRKb Equity	366,136	Long		2.9%
UNH Equity	123,818	Long		1.0%
MCD Equity	106,583	Long		0.9%
PG Equity	88,832	Long		0.7%
COST Equity	64,986	Long		0.5%
ACN Equity	35,282	Long		0.3%
MA Equity	31,653	Long		0.3%
KO Equity	29,970	Long		0.2%
JNJ Equity	25,388	Long		0.2%
LLY Equity	16,490	Long		0.1%
ADBE Equity	14,273	Long		0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
V Equity	10,899	Long		0.1%
VZ Equity	8,178	Long		0.1%
PEP Equity	5,747	Long		0.0%
ABBV Equity	5,343	Long		0.0%
NVDA US 07/18/2025 C115 Equity	3,527	Long		0.0%
NVDA US 07/18/2025 C115 Equity	3,425	Long		0.0%
NVDA US 07/18/2025 C115 Equity	3,242	Long		0.0%
NVDA US 07/18/2025 C120 Equity	3,180	Long		0.0%
NVDA US 07/18/2025 C110 Equity	3,169	Long		0.0%
NVDA US 07/18/2025 C115 Equity	3,142	Long		0.0%
NVDA US 07/18/2025 C105 Equity	3,128	Long		0.0%
NVDA US 07/18/2025 C120 Equity	3,127	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,999	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,978	Long		0.0%
NVDA US 07/18/2025 C110 Equity	2,951	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,866	Long		0.0%
NVDA US 07/18/2025 C105 Equity	2,823	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,783	Long		0.0%
NVDA US 07/18/2025 C105 Equity	2,744	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,635	Long		0.0%
NVDA US 07/18/2025 C115 Equity	2,613	Long		0.0%
NVDA US 07/18/2025 C110 Equity	2,585	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,564	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,553	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,522	Long		0.0%
NVDA US 07/18/2025 C115 Equity	2,432	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,418	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,401	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,343	Long		0.0%
NVDA US 07/18/2025 C110 Equity	2,332	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,311	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,294	Long		0.0%
NVDA US 07/18/2025 C110 Equity	2,267	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,245	Long		0.0%
NVDA US 07/18/2025 C110 Equity	2,139	Long		0.0%
NVDA US 07/18/2025 C115 Equity	2,131	Long		0.0%
NVDA US 07/18/2025 C125 Equity	2,125	Long		0.0%
NVDA US 07/18/2025 C120 Equity	2,123	Long		0.0%
Other Components	2,054,097	—		17.4%
Total			(11,029)	100.0%

*	The following table shows the top 50 positions and related values of the securities within the DFEQPR2RS (Dispersion, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD	$25,503,193	Long		84.5%
ESU5 Index	4,642,681	Long		15.4%
SPXW US 07/02/25 C6230 Index	1,429	Short		0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPXW US 07/02/25 C6240 Index	1,151	Short		0.0%
SPXW US 07/02/25 C6260 Index	1,088	Short		0.0%
SPXW US 07/01/25 C6240 Index	1,039	Short		0.0%
SPXW US 07/02/25 C6275 Index	957	Short		0.0%
SPXW US 07/01/25 C6245 Index	899	Short		0.0%
SPXW US 07/03/25 C6280 Index	816	Short		0.0%
SPXW US 07/01/25 C6215 Index	804	Short		0.0%
SPXW US 07/01/25 C6220 Index	777	Short		0.0%
SPXW US 07/07/25 C6310 Index	709	Short		0.0%
SPXW US 07/02/25 C6270 Index	701	Short		0.0%
SPXW US 07/01/25 C6250 Index	665	Short		0.0%
SPXW US 07/02/25 C6250 Index	610	Short		0.0%
SPXW US 07/02/25 C6280 Index	607	Short		0.0%
SPXW US 07/01/25 C6225 Index	559	Short		0.0%
SPXW US 07/07/25 C6330 Index	556	Short		0.0%
SPXW US 07/03/25 C6300 Index	550	Short		0.0%
SPXW US 07/02/25 C6265 Index	535	Short		0.0%
SPXW US 07/07/25 C6320 Index	499	Short		0.0%
SPXW US 07/03/25 C6290 Index	477	Short		0.0%
SPXW US 07/08/25 C6350 Index	443	Short		0.0%
SPXW US 07/02/25 C6255 Index	428	Short		0.0%
SPXW US 07/01/25 C6230 Index	423	Short		0.0%
SPXW US 07/07/25 C6350 Index	406	Short		0.0%
SPXW US 07/03/25 C6310 Index	395	Short		0.0%
SPXW US 07/07/25 C6325 Index	394	Short		0.0%
SPXW US 07/01/25 C6235 Index	350	Short		0.0%
SPXW US 07/07/25 C6340 Index	341	Short		0.0%
SPXW US 07/01/25 C6255 Index	315	Short		0.0%
SPXW US 07/03/25 C6285 Index	301	Short		0.0%
SPXW US 07/03/25 C6305 Index	294	Short		0.0%
SPXW US 07/02/25 C6290 Index	284	Short		0.0%
SPXW US 07/02/25 C6285 Index	253	Short		0.0%
SPXW US 07/03/25 C6295 Index	227	Short		0.0%
SPXW US 07/03/25 C6320 Index	225	Short		0.0%
SPXW US 07/01/25 C6260 Index	222	Short		0.0%
SPXW US 07/02/25 C6300 Index	218	Short		0.0%
SPXW US 07/08/25 C6375 Index	212	Short		0.0%
SPXW US 07/03/25 C6315 Index	194	Short		0.0%
SPXW US 07/03/25 C6325 Index	186	Short		0.0%
SPXW US 07/07/25 C6375 Index	182	Short		0.0%
SPXW US 07/02/25 C6295 Index	165	Short		0.0%
SPXW US 07/01/25 C6265 Index	163	Short		0.0%
SPXW US 07/03/25 C6330 Index	155	Short		0.0%
SPXW US 07/02/25 C6310 Index	129	Short		0.0%
SPXW US 07/01/25 C6275 Index	125	Short		0.0%
SPXW US 07/07/25 C6400 Index	118	Short		0.0%
SPXW US 07/01/25 C6270 Index	117	Short		0.0%
Other Components	1,526	—		0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Total			7,658	100.0%

*	The following table shows the top 50 positions and related values of the securities within the DFEQUDVRS (Dispersion, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/19/25 P5400 Index	$24,049	Short		6.8%
SPX 09/19/25 P5100 Index	18,449	Long		5.2%
SPX 09/19/25 P5550 Index	18,187	Short		5.2%
SPX 09/19/25 P5050 Index	17,633	Long		5.0%
SPX 09/19/25 P5350 Index	16,669	Short		4.7%
SPX 09/19/25 P5250 Index	14,586	Long		4.1%
SPX 08/15/25 P5350 Index	11,785	Short		3.3%
SPX 08/15/25 P5400 Index	10,852	Short		3.1%
SPX 08/15/25 P5050 Index	10,559	Long		3.0%
SPX 08/15/25 P5100 Index	9,055	Long		2.6%
SPX 09/19/25 P5650 Index	8,643	Short		2.5%
SPX 09/19/25 P5150 Index	8,197	Long		2.3%
SPX 09/19/25 P5450 Index	7,520	Short		2.1%
SPX 09/19/25 P5600 Index	7,298	Short		2.1%
SPX 09/19/25 P5000 Index	6,773	Long		1.9%
SPX 08/15/25 P5000 Index	5,054	Long		1.4%
SPX 08/15/25 P5550 Index	4,833	Short		1.4%
SPX 08/15/25 P5200 Index	4,739	Long		1.3%
SPX 08/15/25 P5500 Index	4,373	Short		1.2%
SPX 08/15/25 P5450 Index	4,266	Short		1.2%
SPX 08/15/25 P4950 Index	3,947	Long		1.1%
SPX 08/15/25 P5150 Index	3,725	Long		1.1%
SPX 09/19/25 P5200 Index	2,859	Long		0.8%
SPX 08/15/25 P5300 Index	2,675	Short		0.8%
SPX 08/15/25 P4850 Index	2,244	Long		0.6%
SPXW 08/29/25 P5650 Index	2,227	Short		0.6%
SPX 09/19/25 P4950 Index	2,150	Long		0.6%
SPX 09/19/25 P4900 Index	2,048	Long		0.6%
SPXW 08/29/25 P5600 Index	1,968	Short		0.6%
SPX 09/19/25 P4850 Index	1,957	Long		0.6%
SPX 09/19/25 P4800 Index	1,878	Long		0.5%
SPXW 08/22/25 P5650 Index	1,841	Short		0.5%
SPXW 07/31/25 P5350 Index	1,825	Short		0.5%
SPX 09/19/25 P4750 Index	1,806	Long		0.5%
SPXW 08/29/25 P5550 Index	1,745	Short		0.5%
SPX 09/19/25 P4700 Index	1,743	Long		0.5%
SPX 09/19/25 P4650 Index	1,682	Long		0.5%
SPXW 08/08/25 P5550 Index	1,679	Short		0.5%
SPXW 08/08/25 P5400 Index	1,650	Short		0.5%
SPXW 07/31/25 P5400 Index	1,643	Short		0.5%
SPX 09/19/25 P4600 Index	1,628	Long		0.5%
SPXW 08/22/25 P5600 Index	1,615	Short		0.5%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/19/25 P5500 Index	1,607	Long		0.5%
SPX 09/19/25 P4550 Index	1,578	Long		0.4%
SPXW 07/25/25 P5350 Index	1,551	Short		0.4%
SPX 08/15/25 P4900 Index	1,537	Long		0.4%
SPX 09/19/25 P4500 Index	1,526	Long		0.4%
SPX 09/19/25 P4450 Index	1,482	Long		0.4%
SPXW 07/31/25 P5550 Index	1,462	Short		0.4%
SPX 08/15/25 P5650 Index	1,443	Short		0.4%
Other Components	79,691	—		22.9%
Total			(10,607)	100.0%

The following table shows the individual positions and related values of the securities within the DFFIERVRS (EU Long Rates Volatility, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
30Y10Y EUR Swaption Straddle	$14,015,903	Long		17.1%
30Y10Y EUR Swaption Straddle	7,709,987	Long		9.2%
30Y10Y EUR Swaption Straddle	7,474,166	Long		8.9%
30Y20Y EUR Swaption Straddle	5,745,840	Long		6.9%
30Y10Y EUR Swaption Straddle	5,360,268	Long		6.4%
30Y20Y EUR Swaption Straddle	5,310,680	Long		6.3%
20Y10Y EUR Swaption Straddle	5,041,786	Long		6.0%
30Y20Y EUR Swaption Straddle	5,000,585	Long		6.0%
20Y10Y EUR Swaption Straddle	4,531,221	Long		5.4%
30Y20Y EUR Swaption Straddle	3,804,065	Long		4.5%
5Y10Y EUR Swaption Straddle	3,803,876	Long		4.5%
20Y30Y EUR Swaption Straddle	3,624,832	Long		4.3%
3Y10Y EUR Swaption Straddle	3,412,632	Long		4.1%
3Y10Y EUR Swaption Straddle	2,710,669	Long		3.2%
20Y30Y EUR Swaption Straddle	2,200,135	Long		2.6%
30Y10Y EUR Swaption Straddle	2,137,753	Long		2.6%
Fixed Leg @ 09/3/2055	342,351	Short		0.4%
Fixed Leg @ 08/12/2054	183,797	Short		0.2%
Fixed Leg @ 08/9/2054	172,961	Short		0.2%
Fixed Leg @ 08/6/2055	130,004	Short		0.2%
Fixed Leg @ 08/9/2054	125,457	Short		0.1%
Fixed Leg @ 08/6/2055	118,297	Short		0.1%
Fixed Leg @ 09/3/2055	112,502	Short		0.1%
Fixed Leg @ 07/6/2045	110,618	Short		0.1%
Fixed Leg @ 07/9/2044	99,151	Short		0.1%
Fixed Leg @ 08/12/2054	84,235	Short		0.1%
Fixed Leg @ 07/6/2045	70,555	Short		0.1%
Fixed Leg @ 08/9/2054	52,946	Short		0.1%
Fixed Leg @ 06/12/2029	51,605	Short		0.1%
Fixed Leg @ 07/9/2044	42,204	Short		0.1%
Fixed Leg @ 08/12/2027	34,636	Short		0.0%
Fixed Leg @ 08/3/2028	28,669	Short		0.0%
Total			(18,247)	100.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

The following table shows the top 50 positions and related values of the securities within the GSISCDTRS (Global Conditional Volatility, Hedge Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX 09/19/25 P5400 Index	$7,071	Short		2.1%
SX5E 08/15/25 P4950 Index	6,819	Short		2.0%
SX5E 08/15/25 P4900 Index	6,364	Short		1.9%
SX5E 08/15/25 P5000 Index	5,556	Short		1.6%
SPX 09/19/25 P5100 Index	5,424	Long		1.6%
SPX 09/19/25 P5550 Index	5,347	Short		1.6%
SX5E 08/15/25 P4850 Index	5,222	Short		1.5%
SPX 09/19/25 P5050 Index	5,184	Long		1.5%
NKY 09/12/25 P34000 Index	5,072	Short		1.5%
SPX 09/19/25 P5350 Index	4,901	Short		1.4%
SPX 09/19/25 P5250 Index	4,288	Long		1.3%
NKY 09/12/25 P33750 Index	4,220	Short		1.2%
SX5E 09/19/25 P4700 Index	4,044	Short		1.2%
NKY 09/12/25 P32000 Index	3,832	Long		1.1%
SX5E 09/19/25 P4800 Index	3,697	Short		1.1%
NKY 09/12/25 P31750 Index	3,479	Long		1.0%
SPX 08/15/25 P5350 Index	3,465	Short		1.0%
SX5E 09/19/25 P4750 Index	3,422	Short		1.0%
NKY 08/08/25 P33750 Index	3,325	Short		1.0%
SX5E 08/15/25 P4600 Index	3,226	Long		0.9%
SPX 08/15/25 P5400 Index	3,191	Short		0.9%
SX5E 09/19/25 P4450 Index	3,187	Long		0.9%
NKY 08/08/25 P34000 Index	3,117	Short		0.9%
SPX 08/15/25 P5050 Index	3,104	Long		0.9%
SX5E 08/15/25 P4650 Index	3,065	Long		0.9%
NKY 09/12/25 P34500 Index	2,950	Short		0.9%
SX5E 09/19/25 P4550 Index	2,818	Long		0.8%
SX5E 09/19/25 P4500 Index	2,739	Long		0.8%
NKY 09/12/25 P36250 Index	2,686	Short		0.8%
SPX 08/15/25 P5100 Index	2,662	Long		0.8%
NKY 08/08/25 P32000 Index	2,611	Long		0.8%
SPX 09/19/25 P5650 Index	2,541	Short		0.7%
SX5E 07/18/25 P5000 Index	2,516	Short		0.7%
SX5E 08/15/25 P4700 Index	2,491	Long		0.7%
COV5P 60.00 Comdty	2,414	Short		0.7%
SPX 09/19/25 P5150 Index	2,410	Long		0.7%
NKY 09/12/25 P32500 Index	2,373	Long		0.7%
NKY 08/08/25 P31750 Index	2,370	Long		0.7%
SX5E 09/19/25 P4850 Index	2,345	Short		0.7%
SX5E 09/19/25 P4650 Index	2,317	Short		0.7%
SX5E 07/18/25 P4950 Index	2,218	Short		0.6%
SX5E 09/19/25 P4400 Index	2,211	Long		0.6%
SPX 09/19/25 P5450 Index	2,211	Short		0.6%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
CLV5P 57.00 Comdty	2,179	Short		0.6%
SPX 09/19/25 P5600 Index	2,146	Short		0.6%
SPX 09/19/25 P5000 Index	1,992	Long		0.6%
SX5E 07/18/25 P4900 Index	1,947	Short		0.6%
NKY 09/12/25 P35250 Index	1,888	Short		0.6%
CLV5P 56.00 Comdty	1,756	Short		0.5%
NKY 09/12/25 P31000 Index	1,699	Long		0.5%
Other Components	174,317	—		51.0%
Total			(5,708)	100.0%

The following table shows the top 50 positions and related values of the securities within the JPOSFTRS (FX Volatility Carry, Foreign Exchange) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USDCNH,Put,7.065296125618409,08/07/2025,05/06/2025	$22,540	Short		0.1%
USDCNH,Put,7.079046665101844,08/07/2025,05/06/2025	22,453	Short		0.1%
USDCNH,Put,7.0927972045852785,08/07/2025,05/06/2025	22,366	Short		0.1%
USDCNH,Put,7.106547744068712,08/07/2025,05/06/2025	22,279	Short		0.1%
USDCNH,Put,7.120298283552147,08/07/2025,05/06/2025	22,193	Short		0.1%
USDCNH,Put,7.134048823035582,08/07/2025,05/06/2025	22,108	Short		0.1%
USDCNH,Put,7.147799362519017,08/07/2025,05/06/2025	22,023	Short		0.1%
USDCNH,Put,7.086248427885084,30/06/2025,29/05/2025	21,964	Short		0.1%
USDCNH,Put,7.0808453997759315,07/07/2025,04/06/2025	21,943	Short		0.1%
USDCNH,Call,7.1615499020024505,08/07/2025,05/06/2025	21,938	Short		0.1%
USDCNH,Put,7.083909471727097,03/07/2025,03/06/2025	21,896	Short		0.1%
USDCNH,Put,7.099773530382158,30/06/2025,29/05/2025	21,880	Short		0.1%
USDCNH,Put,7.094299598774193,07/07/2025,04/06/2025	21,860	Short		0.1%
USDCNH,Call,7.175300441485885,08/07/2025,05/06/2025	21,854	Short		0.1%
USDCNH,Put,7.078154747339832,02/07/2025,30/05/2025	21,833	Short		0.1%
USDCNH,Put,7.09736786794685,03/07/2025,03/06/2025	21,813	Short		0.1%
USDCNH,Put,7.11329863287923,30/06/2025,29/05/2025	21,797	Short		0.1%
USDCNH,Put,7.107753797772455,07/07/2025,04/06/2025	21,777	Short		0.1%
USDCNH,Call,7.18905098096932,08/07/2025,05/06/2025	21,771	Short		0.1%
USDCNH,Put,7.091548765475193,02/07/2025,30/05/2025	21,751	Short		0.1%
USDCNH,Put,7.110826264166603,03/07/2025,03/06/2025	21,730	Short		0.1%
USDCNH,Put,7.126823735376304,30/06/2025,29/05/2025	21,714	Short		0.1%
USDCNH,Put,7.121207996770717,07/07/2025,04/06/2025	21,695	Short		0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USDCNH,Call,7.202801520452755,08/07/2025,05/06/2025	21,688	Short		0.1%
USDCNH,Put,7.104942783610553,02/07/2025,30/05/2025	21,669	Short		0.1%
USDCNH,Put,7.1242846603863565,03/07/2025,03/06/2025	21,648	Short		0.1%
USDCNH,Put,7.140348837873377,30/06/2025,29/05/2025	21,632	Short		0.1%
USDCNH,Put,7.1346621957689775,07/07/2025,04/06/2025	21,613	Short		0.1%
USDCNH,Call,7.216552059936189,08/07/2025,05/06/2025	21,605	Short		0.1%
USDCNH,Put,7.118336801745913,02/07/2025,30/05/2025	21,587	Short		0.1%
USDCNH,Put,7.1377430566061095,03/07/2025,03/06/2025	21,567	Short		0.1%
USDCNH,Put,7.15387394037045,30/06/2025,29/05/2025	21,550	Short		0.1%
USDCNH,Put,7.148116394767239,07/07/2025,04/06/2025	21,532	Short		0.1%
USDCNH,Call,7.230302599419623,08/07/2025,05/06/2025	21,523	Short		0.1%
USDCNH,Put,7.131730819881273,02/07/2025,30/05/2025	21,506	Short		0.1%
USDCNH,Put,7.1512014528258625,03/07/2025,03/06/2025	21,486	Short		0.1%
USDCNH,Put,7.167399042867523,30/06/2025,29/05/2025	21,469	Short		0.1%
USDCNH,Put,7.161570593765501,07/07/2025,04/06/2025	21,451	Short		0.1%
USDCNH,Call,7.244053138903058,08/07/2025,05/06/2025	21,441	Short		0.1%
USDCNH,Put,7.145124838016634,02/07/2025,30/05/2025	21,426	Short		0.1%
USDCNH,Put,7.0721179174374535,09/07/2025,06/06/2025	21,408	Short		0.1%
USDCNH,Put,7.1646598490456155,03/07/2025,03/06/2025	21,405	Short		0.1%
USDCNH,Call,7.180924145364596,30/06/2025,29/05/2025	21,388	Short		0.1%
USDCNH,Call,7.175024792763763,07/07/2025,04/06/2025	21,371	Short		0.1%
USDCNH,Call,7.257803678386493,08/07/2025,05/06/2025	21,360	Short		0.1%
USDCNH,Put,7.158518856151994,02/07/2025,30/05/2025	21,346	Short		0.1%
USDCNH,Put,7.0852284904232405,09/07/2025,06/06/2025	21,329	Short		0.1%
USDCNH,Call,7.1781182452653685,03/07/2025,03/06/2025	21,325	Short		0.1%
USDCNH,Call,7.1944492478616695,30/06/2025,29/05/2025	21,308	Short		0.1%
USDCNH,Call,7.188478991762024,07/07/2025,04/06/2025	21,291	Short		0.1%
Other Components	20,043,972	—		95.0%
Total			82,981	100.0%

The following table shows the top 50 positions and related values of the securities within the Morgan Stanley Custom Junk Index basket.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Shares	Long Short	Market Value	% of basket
Avis Budget Group Inc	2,939	Short	(496,850)	1.3%
Intel Corp	21,241	Short	(475,790)	1.3%
Carnival Corp	15,814	Short	(444,681)	1.2%
Charter Communications Inc	1,074	Short	(439,234)	1.2%
GXO Logistics Inc	8,665	Short	(421,987)	1.1%
Warner Bros Discovery Inc	36,437	Short	(417,565)	1.1%
Norwegian Cruise Line Holdings	20,539	Short	(416,536)	1.1%
Lumentum Holdings Inc	4,370	Short	(415,402)	1.1%
Coherent Corp	4,642	Short	(414,070)	1.1%
BILL Holdings Inc	8,927	Short	(412,968)	1.1%
Caesars Entertainment Inc	14,451	Short	(410,252)	1.1%
Penn Entertainment Inc	22,732	Short	(406,219)	1.1%
Acadia Healthcare Co Inc	17,749	Short	(402,715)	1.1%
Marriott Vacations Worldwide C	5,556	Short	(401,758)	1.1%
Tenet Healthcare Corp	2,282	Short	(401,689)	1.1%
United Airlines Holdings Inc	5,016	Short	(399,385)	1.1%
Ryder System Inc	2,506	Short	(398,376)	1.1%
MKS Inc	4,004	Short	(397,874)	1.1%
Delta Air Lines Inc	8,047	Short	(395,738)	1.0%
Sensata Technologies Holding P	13,130	Short	(395,331)	1.0%
Sirius XM Holdings Inc	17,116	Short	(393,164)	1.0%
WESCO International Inc	2,122	Short	(393,058)	1.0%
RingCentral Inc	13,847	Short	(392,574)	1.0%
Chemours Co/The	34,264	Short	(392,324)	1.0%
Southwest Airlines Co	12,093	Short	(392,310)	1.0%
Amentum Holdings Inc	16,608	Short	(392,122)	1.0%
Albemarle Corp	6,241	Short	(391,134)	1.0%
Kyndryl Holdings Inc	9,299	Short	(390,193)	1.0%
Mosaic Co/The	10,634	Short	(387,921)	1.0%
Entegris Inc	4,790	Short	(386,346)	1.0%
Envista Holdings Corp	19,750	Short	(385,909)	1.0%
American Airlines Group Inc	34,390	Short	(385,854)	1.0%
Air Lease Corp	6,594	Short	(385,663)	1.0%
Dollar General Corp	3,359	Short	(384,174)	1.0%
Elanco Animal Health Inc	26,794	Short	(382,619)	1.0%
Whirlpool Corp	3,772	Short	(382,557)	1.0%
Capri Holdings Ltd	21,543	Short	(381,312)	1.0%
Alcoa Corp	12,921	Short	(381,310)	1.0%
HP Inc	15,587	Short	(381,247)	1.0%
Viatris Inc	42,571	Short	(380,157)	1.0%
Alaska Air Group Inc	7,683	Short	(380,150)	1.0%
ZoomInfo Technologies Inc	37,522	Short	(379,727)	1.0%
MGM Resorts International	10,994	Short	(378,094)	1.0%
Clarivate PLC	87,377	Short	(375,723)	1.0%
Perrigo Co PLC	14,045	Short	(375,271)	1.0%
RH	1,980	Short	(374,295)	1.0%
DENTSPLY SIRONA Inc	23,531	Short	(373,673)	1.0%
Lithia Motors Inc	1,104	Short	(373,111)	1.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Shares	Long Short	Market Value	% of basket
Unity Software Inc	15,363	Short	(371,777)	1.0%
Olin Corp	18,465	Short	(370,972)	1.0%
Other Components	1,569,846	—	(18,321,251)	47.5%
Total			(38,180,412)	100.0%

The following table shows the top 50 positions and related values of the securities within the Morgan Stanley Custom Quality Index basket.

Security description	Shares	Long Short	Market Value	% of basket
Bentley Systems Inc	9,593	Long	517,752	1.1%
Core & Main Inc	8,572	Long	517,340	1.1%
TopBuild Corp	1,598	Long	517,279	1.1%
Comfort Systems USA Inc	958	Long	513,880	1.1%
CACI International Inc	1,076	Long	512,818	1.1%
Edison International	9,929	Long	512,318	1.1%
Leidos Holdings Inc	3,238	Long	510,844	1.1%
Cisco Systems Inc	7,328	Long	508,409	1.0%
Allegion plc	3,527	Long	508,338	1.0%
Amphenol Corp	5,141	Long	507,656	1.0%
Meta Platforms Inc	684	Long	504,643	1.0%
Pentair PLC	4,910	Long	504,112	1.0%
Loar Holdings Inc	5,850	Long	504,094	1.0%
Element Solutions Inc	22,255	Long	504,086	1.0%
Stryker Corp	1,273	Long	503,612	1.0%
DT Midstream Inc	4,572	Long	502,498	1.0%
Fiserv Inc	2,911	Long	501,943	1.0%
S&P Global Inc	951	Long	501,239	1.0%
Yum! Brands Inc	3,382	Long	501,154	1.0%
NRG Energy Inc	3,118	Long	500,757	1.0%
Antero Midstream Corp	26,405	Long	500,382	1.0%
nVent Electric PLC	6,819	Long	499,484	1.0%
Cboe Global Markets Inc	2,138	Long	498,697	1.0%
Microsoft Corp	1,002	Long	498,355	1.0%
Home Depot Inc/The	1,358	Long	497,809	1.0%
Applied Materials Inc	2,719	Long	497,778	1.0%
Oracle Corp	2,274	Long	497,174	1.0%
Brown & Brown Inc	4,481	Long	496,809	1.0%
Autodesk Inc	1,604	Long	496,522	1.0%
Elevance Health Inc	1,275	Long	495,898	1.0%
Henry Schein Inc	6,784	Long	495,586	1.0%
Motorola Solutions Inc	1,178	Long	495,366	1.0%
Nasdaq Inc	5,538	Long	495,224	1.0%
AutoZone Inc	133	Long	494,580	1.0%
Masco Corp	7,682	Long	494,415	1.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Shares	Long Short	Market Value	% of basket
SS&C Technologies Holdings Inc	5,963	Long	493,705	1.0%
Lowe’s Cos Inc	2,222	Long	492,913	1.0%
Molina Healthcare Inc	1,654	Long	492,703	1.0%
Intuit Inc	625	Long	492,269	1.0%
ResMed Inc	1,907	Long	492,105	1.0%
O’Reilly Automotive Inc	5,448	Long	491,000	1.0%
Sherwin-Williams Co/The	1,430	Long	490,916	1.0%
CenterPoint Energy Inc	13,346	Long	490,327	1.0%
Intercontinental Exchange Inc	2,670	Long	489,849	1.0%
Aon PLC	1,371	Long	489,266	1.0%
Omnicom Group Inc	6,794	Long	488,746	1.0%
Broadridge Financial Solutions	2,009	Long	488,165	1.0%
Omega Healthcare Investors Inc	13,309	Long	487,769	1.0%
IDEXX Laboratories Inc	908	Long	486,922	1.0%
Crown Holdings Inc	4,728	Long	486,906	1.0%
Other Components	409,100	—	23,517,878	48.6%
Total			48,480,290	100.0%

The following table shows the top 50 positions and related values of the securities within the MQCP44TRS (Diversified Commodity Carry, Basket 1 Commodity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
LNU5 Comdty	$88,893	Short		13.8%
LNH6 Comdty	59,156	Long		9.2%
LNX5 Comdty	42,187	Long		6.6%
QCZ5 Comdty	34,426	Long		5.4%
QCU5 Comdty	34,291	Short		5.3%
LAU25 Comdty	32,817	Short		5.1%
LAH26 Comdty	26,522	Long		4.1%
LXU5 Comdty	22,177	Short		3.5%
GCZ5 Comdty	19,048	Long		3.0%
GCQ5 Comdty	18,891	Short		2.9%
LAX25 Comdty	16,345	Long		2.5%
LNZ5 Comdty	14,688	Short		2.3%
LXQ5 Comdty	14,561	Long		2.3%
LNQ5 Comdty	14,098	Short		2.2%
LXH6 Comdty	12,775	Long		2.0%
LAM26 Comdty	11,006	Short		1.7%
LLU5 Comdty	10,043	Short		1.6%
LAV25 Comdty	9,115	Long		1.4%
LNV5 Comdty	8,351	Long		1.3%
LNF6 Comdty	8,291	Long		1.3%
SMH6 Comdty	6,839	Long		1.1%
LTX5 Comdty	5,957	Long		0.9%
LXZ6 Comdty	5,833	Short		0.9%
LLH6 Comdty	5,742	Long		0.9%
QSU5 Comdty	5,558	Short		0.9%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
LAZ26 Comdty	5,481	Short		0.9%
LLX5 Comdty	5,339	Long		0.8%
LAQ25 Comdty	4,951	Short		0.8%
SMZ5 Comdty	4,693	Short		0.7%
CCZ5 Comdty	4,455	Long		0.7%
LLF6 Comdty	4,300	Short		0.7%
QSX5 Comdty	4,170	Long		0.6%
LTV5 Comdty	3,970	Short		0.6%
LTU5 Comdty	3,970	Short		0.6%
LTZ5 Comdty	3,966	Long		0.6%
CAU5 Comdty	3,960	Short		0.6%
CAZ5 Comdty	3,951	Long		0.6%
LXX5 Comdty	3,596	Long		0.6%
LLV5 Comdty	3,157	Long		0.5%
LXV5 Comdty	2,944	Short		0.5%
LXF6 Comdty	2,937	Short		0.5%
QSH6 Comdty	2,793	Long		0.4%
QSQ5 Comdty	2,583	Long		0.4%
LLQ5 Comdty	2,379	Short		0.4%
SMV5 Comdty	2,273	Short		0.4%
SMQ5 Comdty	2,261	Long		0.4%
CCH6 Comdty	2,223	Short		0.3%
CCU5 Comdty	2,222	Short		0.3%
LLZ5 Comdty	2,057	Long		0.3%
LTQ5 Comdty	1,987	Short		0.3%
Other Components	28,302	—		4.4%
Total			74,868	100.0%

The following table shows the positions and related values of the securities within the MSVXCSTRS (Volatility Relative Value, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD Curncy	$28,769,866	Long		94.0%
UXN5 Index	740,501	Long		2.4%
UXQ5 Index	626,630	Long		2.0%
VIX UO 08/20/25 C27 Index	50,340	Short		0.2%
VIX UO 07/16/25 C26 Index	41,513	Short		0.1%
VIX UO 08/20/25 C25 Index	40,875	Short		0.1%
VIX UO 08/20/25 C26 Index	35,641	Short		0.1%
VIX UO 08/20/25 C28 Index	29,784	Short		0.1%
VIX UO 08/20/25 C23.5 Index	29,399	Short		0.1%
VIX UO 07/16/25 C24 Index	28,353	Short		0.1%
VIX UO 07/16/25 C25 Index	25,486	Short		0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
VIX UO 07/16/25 C28 Index	22,510	Short		0.1%
VIX UO 08/20/25 C30 Index	21,941	Short		0.1%
VIX UO 07/16/25 C27 Index	18,824	Short		0.1%
VIX UO 07/16/25 C23.5 Index	17,123	Short		0.1%
VIX UO 07/16/25 C24.5 Index	15,665	Short		0.1%
VIX UO 07/16/25 C23 Index	13,706	Short		0.0%
VIX UO 08/20/25 C29 Index	11,075	Short		0.0%
VIX UO 08/20/25 C31 Index	10,938	Short		0.0%
VIX UO 08/20/25 C24 Index	7,386	Short		0.0%
VIX UO 07/16/25 C22.5 Index	7,121	Short		0.0%
VIX UO 07/16/25 C22 Index	7,087	Short		0.0%
VIX UO 08/20/25 C32 Index	6,385	Short		0.0%
VIX UO 07/16/25 C20.5 Index	5,488	Short		0.0%
VIX UO 07/16/25 C21 Index	5,359	Short		0.0%
VIX UO 07/16/25 C29 Index	4,069	Short		0.0%
VIX UO 07/16/25 C30 Index	3,611	Short		0.0%
VIX UO 07/16/25 C32 Index	2,226	Short		0.0%
VIX UO 07/16/25 C21.5 Index	1,982	Short		0.0%
VIX UO 07/16/25 C33 Index	273	Short		0.0%
VIX UO 07/16/25 C31 Index	106	Short		0.0%
VIX UO 07/16/25 C34 Index	97	Short		0.2%
Total			248,167	100.0%

The following table shows the positions and related values of the securities within the NMVVR1TRS (US Long Rates Volatility, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
20Y10Y USD Swaption Straddle	$16,477,614	Long		16.2%
20Y10Y USD Swaption Straddle	15,757,269	Long		15.6%
20Y10Y USD Swaption Straddle	10,469,925	Long		10.4%
15Y10Y USD Swaption Straddle	9,589,683	Long		9.5%
20Y10Y USD Swaption Straddle	8,733,798	Long		8.7%
15Y10Y USD Swaption Straddle	7,972,190	Long		7.9%
15Y10Y USD Swaption Straddle	7,221,542	Long		7.2%
15Y10Y USD Swaption Straddle	4,618,190	Long		4.6%
20Y20Y USD Swaption Straddle	4,586,227	Long		4.5%
20Y20Y USD Swaption Straddle	3,157,925	Long		3.1%
20Y20Y USD Swaption Straddle	2,629,235	Long		2.6%
20Y20Y USD Swaption Straddle	2,618,384	Long		2.6%
10Y10Y USD Swaption Straddle	2,395,959	Long		2.4%
15Y30Y USD Swaption Straddle	2,171,577	Long		2.2%
20Y10Y USD Swaption Straddle, Fixed Leg @ 08/9/2044	442,191	Short		0.4%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
20Y10Y USD Swaption Straddle, Fixed Leg @ 07/12/2044	381,294	Short		0.4%
20Y10Y USD Swaption Straddle, Fixed Leg @ 07/6/2045	280,464	Short		0.3%
15Y10Y USD Swaption Straddle, Fixed Leg @ 08/9/2039	242,003	Short		0.2%
20Y10Y USD Swaption Straddle, Fixed Leg @ 08/3/2045	214,793	Short		0.2%
15Y10Y USD Swaption Straddle, Fixed Leg @ 06/6/2040	201,996	Short		0.2%
15Y10Y USD Swaption Straddle, Fixed Leg @ 07/3/2040	168,938	Short		0.2%
15Y10Y USD Swaption Straddle, Fixed Leg @ 07/12/2039	107,225	Short		0.1%
20Y20Y USD Swaption Straddle, Fixed Leg @ 07/12/2044	106,845	Short		0.1%
20Y20Y USD Swaption Straddle, Fixed Leg @ 08/3/2045	74,655	Short		0.1%
20Y20Y USD Swaption Straddle,Fixed Leg @ 07/6/2045	66,974	Short		0.1%
20Y20Y USD Swaption Straddle, Fixed Leg @ 08/9/2044	66,949	Short		0.1%
10Y10Y USD Swaption Straddle, Fixed Leg @ 06/6/2035	53,751	Short		0.1%
15Y30Y USD Swaption Straddle, Fixed Leg @ 07/3/2040	47,825	Short		0.0%
Total			123,838	100.0%

The following table shows the individual positions and related values of the securities within the The following table shows the individual positions and related values of the securities within the SGDRCTTRS (Dynamic Rates Slope, Fixed Income) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Swap US 07/14/2025 2Y Rec-3.6898	$28,057,935	Long		87.7%
Swap US 07/14/2025 20Y Rec-4.1185	3,937,542	Short		12.3%
Total			50,766	100.0%

The following table shows the top 50 positions and related values of the securities within the SGIXPRTRS (Long Equity Convexity, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
ESU5 Index	$6,708,514	Long		6.3%
SPX US 12/19/25 P3550 Index	4,458,888	Long		4.2%
SPX US 06/18/26 P3650 Index	4,267,122	Long		4.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPX US 12/19/25 P4150 Index	3,548,795	Long		3.3%
SPX US 12/19/25 P3300 Index	3,519,898	Long		3.3%
SPX US 06/18/26 P3500 Index	3,134,648	Long		2.9%
SPX US 06/18/26 P3200 Index	2,940,651	Long		2.7%
SPX US 12/19/25 P3850 Index	2,873,718	Long		2.7%
SPX US 12/19/25 P3000 Index	2,848,829	Long		2.7%
SPX US 06/18/26 P3800 Index	2,721,184	Long		2.5%
SPX US 06/18/26 P3350 Index	2,529,631	Long		2.4%
SPX US 06/18/26 P3100 Index	2,394,645	Long		2.2%
SPX US 12/19/25 P3250 Index	2,329,814	Long		2.2%
SPX US 06/18/26 P3950 Index	2,269,133	Long		2.1%
SPX US 12/19/25 P3400 Index	1,736,267	Long		1.6%
SPX US 12/19/25 P4700 Index	1,660,525	Long		1.5%
SPX US 12/19/25 P3500 Index	1,617,567	Long		1.5%
SPX US 06/18/26 P3550 Index	1,608,106	Long		1.5%
SPX US 12/19/25 P4650 Index	1,531,067	Long		1.4%
SPX US 06/18/26 P5025 Index	1,524,726	Long		1.4%
SPX US 12/19/25 P3750 Index	1,473,130	Long		1.4%
SPX US 12/19/25 P3700 Index	1,405,036	Long		1.3%
SPX US 12/19/25 P3600 Index	1,401,047	Long		1.3%
SPX US 06/18/26 P3400 Index	1,389,644	Long		1.3%
SPX US 12/19/25 P4075 Index	1,356,003	Long		1.3%
SPX US 12/19/25 P3875 Index	1,345,757	Long		1.3%
SPX US 06/18/26 P4125 Index	1,314,172	Long		1.2%
SPX US 06/18/26 P3975 Index	1,303,981	Long		1.2%
SPX US 06/18/26 P4725 Index	1,288,606	Long		1.2%
SPX US 06/18/26 P3850 Index	1,262,083	Long		1.2%
SPX US 12/19/25 P4450 Index	1,234,092	Long		1.2%
SPX US 12/19/25 P4950 Index	1,219,060	Long		1.1%
SPX US 12/19/25 P3975 Index	1,217,353	Long		1.1%
SPX US 06/18/26 P4425 Index	1,096,339	Long		1.0%
SPX US 06/18/26 P4150 Index	1,086,208	Long		1.0%
SPX US 06/18/26 P4225 Index	1,083,428	Long		1.0%
SPX US 12/19/25 P4750 Index	1,083,130	Long		1.0%
SPX US 12/19/25 P4375 Index	1,082,300	Long		1.0%
SPX US 06/18/26 P4275 Index	1,082,292	Long		1.0%
SPX US 12/19/25 P3200 Index	1,055,497	Long		1.0%
SPX US 12/19/25 P4275 Index	1,052,492	Long		1.0%
SPX US 12/19/25 P3100 Index	1,044,290	Long		1.0%
SPX US 06/18/26 P4100 Index	1,007,284	Long		0.9%
SPX US 12/19/25 P5050 Index	958,264	Long		0.9%
SPX US 12/19/25 P4425 Index	946,009	Long		0.9%
SPX US 06/18/26 P4575 Index	945,006	Long		0.9%
SPX US 06/18/26 P4450 Index	944,690	Long		0.9%
SPX US 06/18/26 P4525 Index	944,531	Long		0.9%
SPX US 12/19/25 P4400 Index	937,891	Long		0.9%
SPX US 12/19/25 P4550 Index	929,112	Long		0.9%
Other Components	16,441,877	—		15.3%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Total			37,210	100.0%

The following table shows the top 50 positions and related values of the securities within the VCEQCE1RS (Long Equity Convexity, Unfunded Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR	$8,933,364	Long		98.2%
VGU5 Index	165,476	Long		1.8%
WSX5EA 07/04/25 P5150 Index	868	Short		0.0%
SX5E 08/15/25 P4300 Index	510	Long		0.0%
WSX5EA 07/04/25 P5155 Index	504	Short		0.0%
SX5E 08/15/25 P4400 Index	443	Long		0.0%
WSX5EA 07/04/25 P5145 Index	412	Short		0.0%
SX5E 08/15/25 P4425 Index	411	Long		0.0%
SX5E 08/15/25 P4275 Index	403	Long		0.0%
SX5E 08/15/25 P4325 Index	389	Long		0.0%
SX5E 08/15/25 P4375 Index	388	Long		0.0%
SX5E 08/15/25 P4350 Index	369	Long		0.0%
SX5E 09/19/25 P4250 Index	332	Long		0.0%
SX5E 09/19/25 P4225 Index	319	Long		0.0%
WSX5EA 07/04/25 P5125 Index	273	Short		0.0%
SX5E 08/15/25 P4475 Index	273	Long		0.0%
SX5E 09/19/25 P4275 Index	271	Long		0.0%
SX5E 09/19/25 P4375 Index	251	Long		0.0%
SX5E 08/15/25 P4250 Index	241	Long		0.0%
SX5E 09/19/25 P4350 Index	240	Long		0.0%
SX5E 08/15/25 P4500 Index	233	Long		0.0%
SX5E 09/19/25 P4325 Index	230	Long		0.0%
SX5E 08/15/25 P4450 Index	200	Long		0.0%
WSX5EA 07/04/25 P5100 Index	182	Short		0.0%
SX5E 08/15/25 P4525 Index	172	Long		0.0%
SX5E 08/15/25 P4175 Index	121	Long		0.0%
SX5E 08/15/25 P4150 Index	116	Long		0.0%
SX5E 09/19/25 P4100 Index	110	Long		0.0%
SX5E 08/15/25 P4225 Index	109	Long		0.0%
SX5E 09/19/25 P4075 Index	106	Long		0.0%
SX5E 09/19/25 P4050 Index	102	Long		0.0%
WSX5EA 07/04/25 P5025 Index	93	Short		0.0%
WSX5EA 07/04/25 P4975 Index	92	Short		0.0%
SX5E 08/15/25 P4200 Index	89	Long		0.0%
WSX5EA 07/04/25 P5000 Index	69	Short		0.0%
SX5E 09/19/25 P4200 Index	65	Long		0.0%
SX5E 07/18/25 P4525 Index	64	Long		0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SX5E 08/15/25 P4550 Index	57	Long		0.0%
SX5E 07/18/25 P4550 Index	57	Long		0.0%
WSX5EA 07/04/25 P4925 Index	46	Short		0.0%
WSX5EA 07/04/25 P4950 Index	46	Short		0.0%
SX5E 07/18/25 P4575 Index	36	Long		0.0%
SX5E 08/15/25 P4125 Index	32	Long		0.0%
SX5E 07/18/25 P4500 Index	30	Long		0.0%
SX5E 07/18/25 P4475 Index	29	Long		0.0%
SX5E 07/18/25 P4000 Index	26	Long		0.0%
SX5E 07/18/25 P4200 Index	25	Long		0.0%
SX5E 07/18/25 P4250 Index	24	Long		0.0%
SX5E 07/18/25 P4175 Index	23	Long		0.0%
SX5E 07/18/25 P4225 Index	21	Long		0.0%
Other Components	197	—		0.0%
Total			15,364	100.0%

*	The following table shows the top 50 positions and related values of the securities within the VCEQCE2RS (EU Volatility Relative Value 1 Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR	$8,780,555	Long		96.3%
VGU5 Index	335,818	Long		3.7%
SX5E 08/15/25 P4300 Index	1,024	Long		0.0%
SX5E 08/15/25 P4400 Index	889	Long		0.0%
WSX5EA 07/04/25 P5150 Index	870	Short		0.0%
SX5E 08/15/25 P4425 Index	825	Long		0.0%
SX5E 08/15/25 P4275 Index	808	Long		0.0%
SX5E 08/15/25 P4325 Index	781	Long		0.0%
SX5E 08/15/25 P4375 Index	780	Long		0.0%
SX5E 08/15/25 P4350 Index	741	Long		0.0%
SX5E 09/19/25 P4250 Index	666	Long		0.0%
SX5E 09/19/25 P4225 Index	639	Long		0.0%
SX5E 08/15/25 P4475 Index	548	Long		0.0%
SX5E 09/19/25 P4275 Index	544	Long		0.0%
WSX5EA 07/04/25 P5155 Index	505	Short		0.0%
SX5E 09/19/25 P4375 Index	504	Long		0.0%
SX5E 08/15/25 P4250 Index	484	Long		0.0%
SX5E 09/19/25 P4350 Index	481	Long		0.0%
SX5E 08/15/25 P4500 Index	467	Long		0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SX5E 09/19/25 P4325 Index	462	Long		0.0%
WSX5EA 07/04/25 P5145 Index	413	Short		0.0%
SX5E 08/15/25 P4450 Index	402	Long		0.0%
SX5E 08/15/25 P4525 Index	345	Long		0.0%
WSX5EA 07/04/25 P5125 Index	274	Short		0.0%
SX5E 08/15/25 P4175 Index	243	Long		0.0%
SX5E 08/15/25 P4150 Index	232	Long		0.0%
SX5E 09/19/25 P4100 Index	221	Long		0.0%
SX5E 08/15/25 P4225 Index	218	Long		0.0%
SX5E 09/19/25 P4075 Index	212	Long		0.0%
SX5E 09/19/25 P4050 Index	205	Long		0.0%
WSX5EA 07/04/25 P5100 Index	183	Short		0.0%
SX5E 08/15/25 P4200 Index	179	Long		0.0%
SX5E 09/19/25 P4200 Index	131	Long		0.0%
SX5E 07/18/25 P4525 Index	129	Long		0.0%
SX5E 07/18/25 P4550 Index	114	Long		0.0%
SX5E 08/15/25 P4550 Index	114	Long		0.0%
WSX5EA 07/04/25 P5025 Index	93	Short		0.0%
WSX5EA 07/04/25 P4975 Index	93	Short		0.0%
SX5E 07/18/25 P4575 Index	73	Long		0.0%
WSX5EA 07/04/25 P5000 Index	70	Short		0.0%
SX5E 08/15/25 P4125 Index	65	Long		0.0%
SX5E 07/18/25 P4500 Index	60	Long		0.0%
SX5E 07/18/25 P4475 Index	57	Long		0.0%
SX5E 07/18/25 P4000 Index	52	Long		0.0%
SX5E 07/18/25 P4200 Index	50	Long		0.0%
SX5E 07/18/25 P4250 Index	47	Long		0.0%
SX5E 07/18/25 P4175 Index	47	Long		0.0%
WSX5EA 07/04/25 P4925 Index	46	Short		0.0%
WSX5EA 07/04/25 P4950 Index	46	Short		0.0%
SX5E 07/18/25 P4225 Index	43	Long		0.0%
Other Components	396	—		0.0%
Total			8,000	100.0%

*	The following table shows the top 50 positions and related values of the securities within the VCEQUSURS (EU Volatility Relative Value 2, Equity) basket.

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
USD	$26,039,330	Long		87.4%
ESU5 Index	3,719,576	Long		12.5%
SPXW US 07/02/25 C6230 Index	1,411	Short		0.0%
SPXW US 07/02/25 C6240 Index	1,137	Short		0.0%
SPXW US 07/02/25 C6260 Index	1,074	Short		0.0%
SPXW US 07/01/25 C6240 Index	1,026	Short		0.0%
SPXW US 07/02/25 C6275 Index	944	Short		0.0%
SPXW US 07/01/25 C6245 Index	887	Short		0.0%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
SPXW US 07/03/25 C6280 Index	806	Short		0.0%
SPXW US 07/01/25 C6215 Index	794	Short		0.0%
SPXW US 07/01/25 C6220 Index	767	Short		0.0%
SPXW US 07/07/25 C6310 Index	700	Short		0.0%
SPXW US 07/02/25 C6270 Index	692	Short		0.0%
SPXW US 07/01/25 C6250 Index	657	Short		0.0%
SPXW US 07/02/25 C6250 Index	603	Short		0.0%
SPXW US 07/02/25 C6280 Index	600	Short		0.0%
SPXW US 07/01/25 C6225 Index	552	Short		0.0%
SPXW US 07/07/25 C6330 Index	549	Short		0.0%
SPXW US 07/03/25 C6300 Index	543	Short		0.0%
SPXW US 07/02/25 C6265 Index	528	Short		0.0%
SPXW US 07/07/25 C6320 Index	492	Short		0.0%
SPXW US 07/03/25 C6290 Index	471	Short		0.0%
SPXW US 07/08/25 C6350 Index	437	Short		0.0%
SPXW US 07/02/25 C6255 Index	423	Short		0.0%
SPXW US 07/01/25 C6230 Index	417	Short		0.0%
SPXW US 07/07/25 C6350 Index	401	Short		0.0%
SPXW US 07/03/25 C6310 Index	390	Short		0.0%
SPXW US 07/07/25 C6325 Index	389	Short		0.0%
SPXW US 07/01/25 C6235 Index	346	Short		0.0%
SPXW US 07/07/25 C6340 Index	337	Short		0.0%
SPXW US 07/01/25 C6255 Index	311	Short		0.0%
SPXW US 07/03/25 C6285 Index	298	Short		0.0%
SPXW US 07/03/25 C6305 Index	291	Short		0.0%
SPXW US 07/02/25 C6290 Index	281	Short		0.0%
SPXW US 07/02/25 C6285 Index	250	Short		0.0%
SPXW US 07/03/25 C6295 Index	224	Short		0.0%
SPXW US 07/03/25 C6320 Index	222	Short		0.0%
SPXW US 07/01/25 C6260 Index	219	Short		0.0%
SPXW US 07/02/25 C6300 Index	215	Short		0.0%
SPXW US 07/08/25 C6375 Index	210	Short		0.0%
SPXW US 07/03/25 C6315 Index	192	Short		0.0%
SPXW US 07/03/25 C6325 Index	184	Short		0.0%
SPXW US 07/07/25 C6375 Index	180	Short		0.0%
SPXW US 07/02/25 C6295 Index	163	Short		0.0%
SPXW US 07/01/25 C6265 Index	161	Short		0.0%
SPXW US 07/03/25 C6330 Index	153	Short		0.0%
SPXW US 07/02/25 C6310 Index	128	Short		0.0%
SPXW US 07/01/25 C6275 Index	123	Short		0.0%
SPXW US 07/07/25 C6400 Index	116	Short		0.0%
SPXW US 07/01/25 C6270 Index	115	Short		0.0%
Other Components	1,506	—		0.1%
Total			22,485	100.0%

*	The following table shows the top 50 positions and related values of the securities within the VMACBTRS (Upside Risk Vol Premium, Equity) basket.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
LPN25 Comdty	$95,389	Short		38.6%
LPQ25 Comdty	27,093	Short		11.0%
GCV5 Comdty	22,436	Short		9.1%
GCQ5 Comdty	21,823	Short		8.8%
LAN25 Comdty	19,786	Short		8.0%
LXN5 Comdty	12,426	Short		5.0%
LXQ5 Comdty	8,051	Short		3.3%
LAQ25 Comdty	6,760	Short		2.7%
CCZ5 Comdty	2,739	Short		1.1%
GCZ5 Comdty	1,871	Short		0.8%
CCU5 Comdty	1,228	Short		0.5%
LPQ5C 9875 Comdty	587	Short		0.2%
LLQ5 Comdty	543	Short		0.2%
COU5 Comdty	512	Short		0.2%
LPN5C 9700 Comdty	463	Short		0.2%
LPQ5C 10100 Comdty	346	Short		0.1%
LPQ5C 9850 Comdty	312	Short		0.1%
LLZ5 Comdty	304	Short		0.1%
LLN5 Comdty	260	Short		0.1%
LPN5C 9800 Comdty	247	Short		0.1%
LPN5C 9750 Comdty	239	Short		0.1%
LLV5 Comdty	226	Short		0.1%
LPN5C 9675 Comdty	226	Short		0.1%
CCU5P 8350 Comdty	224	Short		0.1%
GCJ6 Comdty	223	Short		0.1%
LPQ5C 10200 Comdty	218	Short		0.1%
LPQ5P 9575 Comdty	198	Short		0.1%
GCV5C 2835 Comdty	191	Short		0.1%
LPN5C 9725 Comdty	189	Short		0.1%
LPQ5P 9550 Comdty	186	Short		0.1%
CCZ5P 8550 Comdty	185	Short		0.1%
CCU5P 8950 Comdty	182	Short		0.1%
GCQ5C 2840 Comdty	182	Short		0.1%
LPQ5C 9925 Comdty	179	Short		0.1%
GCV5C 2855 Comdty	179	Short		0.1%
CCZ5P 8350 Comdty	169	Short		0.1%
LPQ5C 10150 Comdty	169	Short		0.1%
GCV5C 2875 Comdty	169	Short		0.1%
LLF6 Comdty	164	Short		0.1%
CCZ5P 8200 Comdty	163	Short		0.1%
CCU5P 10100 Comdty	162	Short		0.1%
GCQ5C 2895 Comdty	158	Short		0.1%
CCZ5P 7050 Comdty	158	Short		0.1%
LPQ5C 10000 Comdty	158	Short		0.1%
CCU5C 9650 Comdty	154	Short		0.1%
CCZ5P 8100 Comdty	154	Short		0.1%
LLX5 Comdty	151	Short		0.1%
GCQ5C 2965 Comdty	146	Short		0.1%

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
GCQ5C 2955 Comdty	146	Short		0.1%
LPN5C 9650 Comdty	145	Short		0.1%
Other Components	18,286	—		6.8%
Total			(70,810)	100.0%

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 110.7%
U.S. Treasury Bill, 4.35%, 8/5/2025(a)(b)	$138,500,000	$137,927,153
U.S. Treasury Bill, 4.35%, 8/7/2025(a)(c)	630,000,000	627,253,307
U.S. Treasury Bill, 4.32%, 8/12/2025(a)(b)	134,000,000	133,329,722
U.S. Treasury Bill, 4.31%, 8/26/2025(a)(b)	60,000,000	59,597,033
U.S. Treasury Bill, 4.33%, 9/30/2025(a)(b)	57,500,000	56,889,905
Total U.S. Treasury Bills (Cost $1,015,053,068)		1,014,997,120

	Shares
U.S. Exchange-Traded Funds – 48.6%
Alternative Funds – 9.4%
Simplify Multi-QIS Alternative ETF(d)	3,927,620	86,368,364

Equity Funds – 9.7%
Simplify NEXT Intangible Core Index ETF(d)	22,303	686,375
Simplify Piper Sandler US Small-Capital Plus Income ETF*(d)	91,464	2,530,809
Simplify US Equity PLUS Upside Convexity ETF(b)(d)	1,913,678	85,560,543
		88,777,727
Fixed Income Funds – 29.5%
Simplify Aggregate Bond ETF(b)(d)	5,193,254	107,188,763
Simplify Barrier Income ETF(d)	1,100,000	28,842,000
Simplify Intermediate Term Treasury Futures Strategy ETF(b)(d)	2,917,182	39,352,785
Simplify National Muni Bond ETF(d)	2,714,076	67,824,759
Simplify Target 15 Distribution ETF(d)	1,000,000	26,630,000
		269,838,307
Total U.S. Exchange-Traded Funds (Cost $447,770,300)		444,984,398

	Number of Contracts	Notional Amount
Purchased Options – 7.5%
Calls – Exchange-Traded – 7.5%
CBOE Volatility Index, July Strike Price $50, Expires 7/16/25	10,001	50,005,000	85,008
CBOE Volatility Index, July Strike Price $60, Expires 7/16/25	12,000	72,000,000	66,000
CBOE Volatility Index, July Strike Price $70, Expires 7/16/25	14,000	98,000,000	49,000
CBOE Volatility Index, July Strike Price $80, Expires 7/16/25	12,094	96,752,000	42,329
CBOE Volatility Index, July Strike Price $90, Expires 7/16/25	10,000	90,000,000	25,000
CBOE Volatility Index, August Strike Price $60, Expires 8/20/25	16,000	96,000,000	440,000
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	3,098	1,920,760,000	9,712,230
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	2,692	1,695,960,000	1,162,944
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	6,260	3,928,150,000	10,610,700
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	7,149	4,503,870,000	23,448,720
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	12,674	8,238,100,000	12,357,150
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	1,717	1,098,880,000	8,138,580
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	4,299	2,858,835,000	2,772,855
			68,910,516

Total Purchased Options (Cost $49,741,969)			68,910,516

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Value
Total Investments – 166.8%
(Cost $1,512,565,337)	$1,528,892,034
Liabilities in Excess of Other Assets – (66.8)%	(612,151,709)
Net Assets – 100.0%	$916,740,325

	Number of Contracts	Notional Amount
Written Options – (0.4)%

Calls – Exchange-Traded – (0.2)%
U.S. Long Bond, July Strike Price $116, Expires 7/25/25	(2,000)	$(232,000,000)	$(2,187,500)

Puts – Exchange-Traded – (0.2)%
U.S. Treasury Bond Future, July Strike Price $112, Expires 7/25/25	(1,600)	$(179,200,000)	$(475,000)
U.S. Treasury Bond Future, July Strike Price $113, Expires 7/25/25	(1,600)	(180,800,000)	(750,000)
U.S. Treasury Bond Future, July Strike Price $114, Expires 7/25/25	(800)	(91,200,000)	(587,500)
			(1,812,500)

Total Written Options (Premiums Received $6,890,350)			$(4,000,000)

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $599,052,020 have been pledged as collateral for options as of June 30, 2025.
(c)	Security, or a portion thereof, in the amount of $627,253,307 has been pledged as collateral for reverse repurchase agreements as of June 30, 2025. See note 5 for additional information
(d)	Affiliated fund managed by Simplify Asset Management Inc.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. Treasury Bond Futures	2,000	$230,937,500	9/19/25	$6,598,902

Short position contracts:
CBOE VIX Future	(2,222)	(41,579,175)	7/16/25	3,004,782
CBOE VIX Future	(6,954)	(139,758,710)	8/20/25	2,549,276
Total unrealized appreciation/(depreciation)				$5,554,058
Total net unrealized appreciation				$12,152,960

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Return of Capital	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income
Simplify Aggregate Bond ETF	$101,656,343	$6,238,605	$—	$(3,894,280)	$—	$3,188,095	$107,188,763	5,193,254	$4,113,755
Simplify Barrier Income ETF	—	27,586,730	—	—	—	1,255,270	28,842,000	1,100,000	616,000
Simplify Enhanced Income ETF	—	80,085,479	(78,569,074)	—	(1,516,405)	—	—	—	822,522
Simplify High Yield ETF	90,712,714	17,509,622	(109,939,427)	—	1,730,377	(13,286)	—	—	3,644,914
Simplify Intermediate Term Treasury Futures Strategy ETF	—	54,646,973	(12,491,331)	—	(675,648)	(2,127,209)	39,352,785	2,917,182	1,854,123
Simplify MBS ETF	44,541,053	126,751,311	(170,713,287)	(6,959)	(722,076)	149,958	—	—	1,902,221
Simplify Multi-QIS Alternative ETF	—	98,585,565	(991,952)	—	(183,138)	(11,042,111)	86,368,364	3,927,620	1,585,262
Simplify National Muni Bond ETF	—	78,697,622	(10,144,759)	—	(272,929)	(455,175)	67,824,759	2,714,076	2,371,897
Simplify NEXT Intangible Core Index ETF	—	657,037	—	—	—	29,338	686,375	22,303	1,338
Simplify Piper Sandler US Small-Capital Plus Income ETF	—	2,416,497	—	—	—	114,312	2,530,809	91,464	—
Simplify Target 15 Distribution ETF	—	25,007,000	—	—	—	1,623,000	26,630,000	1,000,000	650,000
Simplify Treasury Option Income ETF	79,180,333	30,276,389	(109,325,612)	—	84,204	(215,314)	—	—	4,527,741
Simplify US Equity PLUS Upside Convexity ETF	—	99,046,461	(18,472,947)	—	607,769	4,379,260	85,560,543	1,913,678	415,646
Simplify US Small Cap PLUS Income ETF	—	2,148,900	(2,100,162)	—	(48,738)	—	—	—	9,500
	$316,090,443	$649,654,191	$(512,748,551)	$(3,901,239)	$(996,584)	$(3,113,862)	$444,984,398	18,879,577	$22,514,919

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	110.7%
U.S. Exchange-Traded Funds	48.6%
Purchased Options	7.5%
Total Investments	166.8%
Liabilities in Excess of Other Assets	(66.8)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2025, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	4.53%	6/30/2025	7/2/2025	$614,699,989	$614,699,989
				$614,699,989	$614,699,989

See Notes to Financial Statements.

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2025

	Simplify Aggregate Bond ETF	Simplify Barrier Income ETF	Simplify Bond Bull ETF	Simplify China A Shares PLUS Income ETF
Assets
Investments, at value	$323,021,152	$35,197,462	$152,404,206	$10,953,282
Cash	154,781	105,670	292,865	23,454
Cash held as collateral for swaps	41,532	—	—	—
Unrealized appreciation on centrally cleared swaps	4,807,397	—	—	—
Unrealized appreciation on over the counter swaps	—	—	—	380,603
Receivables:
Due from broker	1,453,248	—	—	5
Securities sold	—	512,000	—	25,260
Total assets	329,478,110	35,815,132	152,697,071	11,382,604

Liabilities
Unrealized depreciation on centrally cleared swaps	3,087,948	—	—	—
Payables:
Written options	1,424,125	614,810	—	29,607
Investment advisory fees	65,194	20,025	61,663	7,819
Securities purchased	—	—	—	14,893
Total liabilities	4,577,267	634,835	61,663	52,319
Net Assets	$324,900,843	$35,180,297	$152,635,408	$11,330,285

Net Assets Consist of
Paid-in capital	$322,492,767	$33,922,731	$161,681,777	$9,378,987
Distributable earnings (loss)	2,438,076	1,257,566	(9,046,369)	1,951,298
Net Assets	$324,930,843	$35,180,297	$152,635,408	$11,330,285
Number of Common Shares outstanding	15,900,001	1,350,001	3,125,001	375,001
Net Asset Value, offering and redemption price per share	$20.44	$26.06	$48.84	$30.21
Investments, at cost	$316,398,701	$35,199,075	$161,893,802	$10,833,714
Premiums received on written options	$2,712,023	$647,855	$—	$39,336

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2025

	Simplify Currency Strategy ETF	Simplify Enhanced Income ETF	Simplify Health Care ETF	Simplify Hedged Equity ETF
Assets
Investments, at value	$14,592,835	$191,944,475	$130,553,855	$349,038,334
Cash	109,917	617,248	—	—
Foreign currency at value	2,792	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,199,174	—	—	—
Receivables:
Interest	—	1,610	—	519
Dividends	—	—	58,104	—
Foreign tax reclaim	—	—	41,044	—
Due from broker	—	442	—	132
Securities sold	—	468,373	719,281	—
Total assets	16,904,718	193,032,148	131,372,284	349,038,985

Liabilities
Unrealized depreciation on forward foreign currency contracts	1,952,033	—	—	—
Payables:
Investment advisory fees	8,712	75,713	54,152	108,788
Capital shares	—	—	750,392	—
Securities purchased	—	256,308	—	—
Written options	—	533,683	—	17,303,740
Total liabilities	1,960,745	865,704	804,544	17,412,528
Net Assets	$14,943,973	$192,166,444	$130,567,740	$331,626,457

Net Assets Consist of
Paid-in capital	$15,272,006	$197,010,302	$149,839,741	$341,592,379
Distributable earnings (loss)	(328,033)	(4,843,858)	(19,272,001)	(9,965,922)
Net Assets	$14,943,973	$192,166,444	$130,567,740	$331,626,457
Number of Common Shares outstanding	575,001	7,950,001	4,350,001	11,025,001
Net Asset Value, offering and redemption price per share	$25.99	$24.17	$30.02	$30.08
Investments, at cost	$14,592,619	$189,866,363	$124,364,072	$329,189,505
Foreign currency, at cost	$2,661	$—	$—	$—
Premiums received on written options	$—	$709,038	$—	$6,845,279

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2025

	Simplify High Yield ETF	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify MBS ETF
Assets
Investments in unaffiliated securities, at value	$241,018,483	$155,341,393	$150,687,076	$2,719,205,614
Investments in affiliated securities, at value	1,416,450	—	—	—
Cash collateral	—	58,250	—	700,000
Unrealized appreciation on written options	—	648,645	—	—
Unrealized appreciation on centrally cleared swaps	—	2,458	—	—
Unrealized appreciation on over the counter swaps	3,674,733	—	—	—
Receivables:
Due from broker	1,414,344	39,523	2,017,368	—
Interest	3,409	28,947	590	—
Dividends	1,329	—	—	4,795
Securities sold	—	—	—	120,329,102
Total assets	247,528,748	156,119,216	152,705,034	2,840,239,511

Liabilities
Unrealized depreciation on over the counter swaps	424,548	—	—	—
Unrealized depreciation on centrally cleared swaps	348,198	—	—	—
Payables:
Premium received on swaps	1,122,725	—	—	—
Written options	260,000	—	—	—
Investment advisory fees	45,488	67,977	18,262	180,052
Securities purchased	—	—	—	1,467,153,714
Total liabilities	2,200,959	67,977	18,262	1,467,333,766
Net Assets	$245,327,789	$156,051,239	$152,686,772	$1,372,905,745

Net Assets Consist of
Paid-in capital	$243,052,532	$127,568,060	$181,750,181	$1,371,278,581
Distributable earnings (loss)	2,275,257	28,483,179	(29,063,409)	1,627,164
Net Assets	$245,327,789	$156,051,239	$152,686,772	$1,372,905,745
Number of Common Shares outstanding	10,575,001	2,900,001	11,325,001	27,425,001
Net Asset Value, offering and redemption price per share	$23.20	$53.81	$13.48	$50.06
Investments, at cost	$241,323,106	$139,489,068	$150,692,484	$2,699,174,216
Investments in affiliated securities, at cost	$1,398,579	$—	$—	$—
Premiums received on written options	$766,201	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2025

	Simplify NEXT Intangible Core Index ETF	Simplify Short Term Treasury Futures Strategy ETF	Simplify Target 15 Distribution ETF	Simplify Treasury Option Income ETF
Assets
Investments, at value	$1,538,353	$664,887,799	$47,955,131	$343,748,135
Cash	—	193,041	87,673	209,131
Receivables:
Dividends	649	—	—	—
Due from broker	—	1,171,553	—	1,541,374
Securities sold	—	—	414,700	—
Investment adviser	—	54,440	—	—
Total assets	1,539,002	666,306,833	48,457,504	345,498,640

Liabilities
Payables:
Investment advisory fees	315	136,100	27,183	97,115
Written options	—	—	1,027,879	2,124,156
Total liabilities	315	136,100	1,055,062	2,221,271
Net Assets	$1,538,687	$666,170,733	$47,402,442	$343,277,369

Net Assets Consist of
Paid-in capital	$1,359,004	$699,098,400	$45,719,648	$349,004,892
Distributable earnings (loss)	179,683	(32,927,667)	1,682,794	(5,727,523)
Net Assets	$1,538,687	$666,170,733	$47,402,442	$343,277,369
Number of Common Shares outstanding	50,001	30,250,001	1,800,001	14,500,001
Net Asset Value, offering and redemption price per share	$30.77	$22.02	$26.33	$23.68
Investments, at cost	$1,348,108	$664,893,368	$47,958,425	$343,761,583
Premiums received on written options	$—	$—	$—	$3,081,176

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2025

	Simplify US Equity PLUS Bitcoin Strategy ETF	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Upside Convexity ETF
Assets
Investments, at value	$75,198,913	$83,143,617	$88,335,422	$117,006,686
Cash	—	—	336,370	—
Receivables:
Securities sold	868,281	1,201,688	—	1,986,867
Due from broker	396,530	—	24,831	—
Interest	1,180	796	491	3,642
Total assets	76,464,904	84,346,101	88,697,114	118,997,195

Liabilities
Payables:
Securities purchased	869,266	—	—	—
Investment advisory fees	29,296	32,956	35,174	52,613
Due to broker	—	640,982	—	1,165,623
Capital shares	—	—	—	1,111,126
Written options	—	326,185	448,844	—
Total liabilities	898,562	1,000,123	484,018	2,329,362
Net Assets	$75,566,342	$83,345,978	$88,213,096	$116,667,833

Net Assets Consist of
Paid-in capital	$76,215,572	$72,265,396	$134,469,359	$111,786,131
Distributable earnings (loss)	(649,230)	11,080,582	(46,256,263)	4,881,702
Net Assets	$75,566,342	$83,345,978	$88,213,096	$116,667,833
Number of Common Shares outstanding	1,825,001	2,025,001	2,325,001	2,625,001
Net Asset Value, offering and redemption price per share	$41.41	$41.16	$37.94	$44.44
Investments, at cost	$72,074,233	$65,473,536	$81,469,080	$109,726,693
Premiums received on written options	$—	$731,037	$1,232,319	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2025

	Simplify Bitcoin Strategy PLUS Income ETF	Simplify Gold Strategy PLUS Income ETF	Simplify Multi- QIS Alternative ETF	Simplify Volatility Premium ETF
Assets
Investments in unaffiliated securities, at value	$110,162,762	$27,092,578	$89,895,598	$1,083,907,636
Investments in affiliated securities, at value	—	—	7,566,932	444,984,398
Cash	537,778	630,514	942,467	1,189,658
Foreign currency at value	—	—	19,451	—
Unrealized appreciation on over the counter swaps	—	—	1,297,162	—
Unrealized appreciation on forward foreign currency contracts	—	—	704,927	—
Receivables:
Due from broker	350,576	333,389	1,881	6,266,107
Securities sold	236,283	578,760	834,578	4,848,299
Dividends	—	—	4,057	—
Foreign tax reclaim	—	—	—	431
Total assets	111,287,399	28,635,241	101,267,053	1,541,196,529

Liabilities
Unrealized depreciation on over the counter swaps	—	—	3,403,663	—
Unrealized depreciation on forward foreign currency contracts	—	—	789,346	—
Payables:
Reverse repurchase agreement	58,542,856	—	—	614,699,989
Written options	282,150	71,754	337,500	4,000,000
Securities purchased	136,552	301,984	539,616	1,245,612
Investment advisory fees	35,017	11,891	78,320	359,101
Capital shares	—	—	—	4,150,546
Other accrued expenses	—	—	—	956
Total liabilities	58,996,575	385,629	5,148,445	624,456,204
Net Assets	$52,290,824	$28,249,612	$96,118,608	$916,740,325

Net Assets Consist of
Paid-in capital	$37,092,354	$21,913,109	$95,666,620	$917,141,472
Distributable earnings (loss)	15,198,470	6,336,503	451,988	(401,147)
Net Assets	$52,290,824	$28,249,612	$96,118,608	$916,740,325
Number of Common Shares outstanding	1,680,001	825,001	4,325,001	49,725,001
Net Asset Value, offering and redemption price per share	$31.13	$34.24	$22.22	$18.44
Investments, at cost	$108,415,860	$26,840,271	$87,574,260	$1,064,795,037
Investments in affiliated securities, at cost	$—	$—	$7,638,913	$447,770,300
Foreign currency, at cost	$—	$—	$18,107	$—
Premiums received on written options	$374,329	$95,571	$572,500	$6,890,350

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations

For the Year Ended June 30, 2025

	Simplify Aggregate Bond ETF	Simplify Barrier Income ETF(1)	Simplify Bond Bull ETF(2)	Simplify China A Shares PLUS Income ETF(3)
Investment Income
Dividend income	$9,261,019	$—	$—	$—
Interest income	784,062	276,932	2,809,680	193,197
Total income	10,045,081	276,932	2,809,680	193,197

Expenses
Investment advisory fees	1,335,260	46,972	312,976	40,387
Interest expense	1,703	—	—	97
Tax expenses	58	—	1,344	—
Other expenses	891	—	—	—
Total expenses	1,337,912	46,972	314,320	40,484
Less fees waived:
Waiver	(667,643)	—	—	—
Net expenses	670,269	46,972	314,320	40,484
Net investment income (loss)	9,374,812	229,960	2,495,360	152,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,168,544)	(5)	(883)	265,572
In-kind redemptions	246,871	—	—	—
Futures	(2,006,308)	—	—	—
Swaps	2,401,423	—	—	1,010,699
Written options	(4,227,942)	1,703,180	—	102,414
Net realized gain (loss)	(6,754,500)	1,703,175	(883)	1,378,685
Net change in unrealized appreciation (depreciation) on:
Investments	6,418,761	(1,613)	(9,489,595)	119,568
Futures	950,435	—	—	—
Swaps	1,719,449	—	—	380,603
Written options	1,156,357	33,045	—	9,729
Net unrealized gain (loss)	10,245,002	31,432	(9,489,595)	509,900
Net realized and unrealized gain (loss)	3,490,502	1,734,607	(9,490,478)	1,888,585
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,865,314	$1,964,567	$(6,995,118)	$2,041,298

(1)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.
(2)	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
(3)	For the period January 13, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2025

	Simplify Currency Strategy ETF(1)	Simplify Enhanced Income ETF	Simplify Health Care ETF	Simplify Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$—	$—	$1,636,784	$4,133,008
Affiliated dividend income	—	—	67,350	—
Interest income	204,339	14,534,288	—	—
Total income	204,339	14,534,288	1,704,134	4,133,008

Expenses
Investment advisory fees	34,712	1,518,590	832,382	1,487,143
Interest expense	2,760	7,055	2,198	2,039
Tax expenses	—	—	58	403
Other expenses	—	677	—	—
Total expenses	37,472	1,526,322	834,638	1,489,585
Less fees waived:
Waiver	—	—	—	(228,813)
Net expenses	37,472	1,526,322	834,638	1,260,772
Net investment income (loss)	166,867	13,007,966	869,496	2,872,236

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(262)	(12,861,698)	(19,928,415)	(6,056,387)
Affiliated investments	—	—	59,447	—
In-kind redemptions	—	—	15,064,438	20,236,688
Written options	—	5,735,948	—	5,671,387
Forward foreign currency contracts	(575,050)	—	—	—
Foreign currency transactions	(5)	—	—	—
Net realized gain (loss)	(575,317)	(7,125,750)	(4,804,530)	19,851,688
Net change in unrealized appreciation (depreciation) on:
Investments	216	2,312,766	(2,184,220)	8,169,907
Forward foreign currency contracts	247,142	—	—	—
Foreign currency translations	131	—	—	—
Written options	—	(257,868)	—	(9,216,343)
Net unrealized gain (loss)	247,489	2,054,898	(2,184,220)	(1,046,436)
Net realized and unrealized gain (loss)	(327,828)	(5,070,852)	(6,988,750)	18,805,252
Net Increase (Decrease) in Net Assets Resulting from Operations	$(160,961)	$7,937,114	$(6,119,254)	$21,677,488

* Withholding tax	$—	$—	$34,209	$—

(1)	For the period February 3, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2025

	Simplify High Yield ETF	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF	Simplify MBS ETF
Investment Income
Unaffiliated dividend income	$107,275	$—	$15,106	$—
Affiliated dividend income	28,760	—	—	—
Interest income	6,347,594	6,137,076	5,462,089	65,746,431
Total income	6,483,629	6,137,076	5,477,195	65,746,431

Expenses
Investment advisory fees	717,904	754,832	298,704	3,587,710
Interest expense	771	508	848	9,006
Tax expenses	403	1,150	173	—
Total expenses	719,078	756,490	299,725	3,596,716
Less fees waived:
Waiver	(358,952)	—	(119,477)	(1,435,131)
Net expenses	360,126	756,490	180,248	2,161,585
Net investment income (loss)	6,123,503	5,380,586	5,296,947	63,584,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,692,703)	16,088,323	30,301	(14,741,027)
Affiliated investments	225,912	—	—	—
Futures	—	—	(8,766,339)	—
Swaps	9,193,669	—	—	—
Written options	1,977,013	—	—	—
Net realized gain (loss)	9,703,891	16,088,323	(8,736,038)	(14,741,027)
Net change in unrealized appreciation (depreciation) on:
Investments	(248,098)	(5,162,553)	(10,126)	17,945,205
Affiliated investments	17,871	—	—	—
Futures	—	—	7,010,089	—
Swaps	3,687,163	535	—	—
Written options	478,202	648,645	—	—
Net unrealized gain (loss)	3,935,138	(4,513,373)	6,999,963	17,945,205
Net realized and unrealized gain (loss)	13,639,029	11,574,950	(1,736,075)	3,204,178
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,762,532	$16,955,536	$3,560,872	$66,789,024

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2025

	Simplify NEXT Intangible Core Index ETF	Simplify Short Term Treasury Futures Strategy ETF	Simplify Target 15 Distribution ETF(1)	Simplify Treasury Option Income ETF
Investment Income
Dividend income*	$16,090	$—	$—	$—
Interest income	—	28,257,292	337,587	11,633,334
Total income	16,090	28,257,292	337,587	11,633,334

Expenses
Investment advisory fees	3,880	1,523,260	57,579	889,296
Interest expense	4	26	—	1,762
Tax expenses	—	2,248	—	44
Other expenses	—	—	—	55
Total expenses	3,884	1,525,534	57,579	891,157
Less fees waived:
Waiver	—	(609,258)	—	—
Net expenses	3,884	916,276	57,579	891,157
Net investment income (loss)	12,206	27,341,016	280,008	10,742,177

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,176)	157,422	(24)	(1,027,281)
In-kind redemptions	234,585	—	—	—
Futures	—	15,658,542	—	(1,121,029)
Written options	—	—	2,238,675	(8,165,016)
Net realized gain (loss)	232,409	15,815,964	2,238,651	(10,313,326)
Net change in unrealized appreciation (depreciation) on:
Investments	99,254	(66,913)	(3,294)	(5,516)
Futures	—	4,306,154	—	4,601,384
Written options	—	—	289,430	841,102
Net unrealized gain (loss)	99,254	4,239,241	286,136	5,436,970
Net realized and unrealized gain (loss)	331,663	20,055,205	2,524,787	(4,876,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	$343,869	$47,396,221	$2,804,795	$5,865,821

* Withholding tax	$12	$—	$—	$—

(1)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2025

	Simplify US Equity PLUS Bitcoin Strategy ETF	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Upside Convexity ETF
Investment Income
Dividend income	$534,555	$1,030,899	$1,440,208	$833,385
Interest income	34,621	—	—	—
Total income	569,176	1,030,899	1,440,208	833,385

Expenses
Investment advisory fees	189,440	369,331	531,814	251,486
Interest expense	2,504	461	1,522	2,229
Tax expenses	58	173	2,224	58
Other expenses	—	230	175	155
Total expenses	192,002	370,195	535,735	253,928
Net investment income (loss)	377,174	660,704	904,473	579,457

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	123,034	(2,852,637)	3,080,653	(2,026,450)
In-kind redemptions	4,924,124	5,595,822	15,068,939	1,738,621
Futures	251,606	—	—	—
Written options	—	1,417,739	(2,465,418)	(635,646)
Net realized gain (loss)	5,298,764	4,160,924	15,684,174	(923,475)
Net change in unrealized appreciation (depreciation) on:
Investments	1,574,163	5,597,801	(6,031,543)	6,489,413
Futures	270,266	—	—	—
Written options	—	(1,432)	41,353	(29,330)
Net unrealized gain (loss)	1,844,429	5,596,369	(5,990,190)	6,460,083
Net realized and unrealized gain (loss)	7,143,193	9,757,293	9,693,984	5,536,608
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,520,367	$10,417,997	$10,598,457	$6,116,065

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Year Ended June 30, 2025

	Simplify Bitcoin Strategy PLUS Income ETF	Simplify Gold Strategy PLUS Income ETF(1)	Simplify Multi- QIS Alternative ETF	Simplify Volatility Premium ETF
Investment Income
Unaffiliated dividend income	$—	$—	$20,358	$2,250,479
Affiliated dividend income	—	—	89,863	22,514,919
Interest income	1,754,093	455,795	4,948,296	22,547,014
Total income	1,754,093	455,795	5,058,517	47,312,412

Expenses
Investment advisory fees	347,717	54,284	1,084,120	5,469,662
Interest on reverse repurchase agreement	60,656	—	—	1,032,367
Interest expense	127,068	2,653	1,561	6,605
Tax expenses	1,210	506	—	350,909
Other expenses	597	100	—	—
Total expenses	537,248	57,543	1,085,681	6,859,543
Net investment income (loss)	1,216,845	398,252	3,972,836	40,452,869

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,204,936)	1,564,843	(7,064,379)	(57,082,316)
Affiliated investments	—	—	(261,382)	(996,584)
Futures	11,647,343	5,138,645	460,451	(94,529,001)
Swaps	—	—	(15,864,776)	—
Written options	8,555,763	220,950	7,500,210	44,276,336
Forward foreign currency contracts	—	—	19,360	—
Foreign currency transactions	—	—	(1,494)	—
Net realized gain (loss)	12,998,170	6,924,438	(15,212,010)	(108,331,565)
Net change in unrealized appreciation (depreciation) on:
Investments	1,763,523	252,307	2,336,586	22,088,074
Affiliated investments	—	—	(71,981)	(3,113,862)
Forward foreign currency contracts	—	—	(84,419)	—
Foreign currency translations	—	—	1,343	—
Futures	1,591,527	(372,470)	—	11,121,240
Swaps	—	—	(2,494,335)	—
Written options	54,247	23,817	224,261	2,597,171
Net unrealized gain (loss)	3,409,297	(96,346)	(88,545)	32,692,623
Net realized and unrealized gain (loss)	16,407,467	6,828,092	(15,300,555)	(75,638,942)
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,624,312	$7,226,344	$(11,327,719)	$(35,186,073)

(1)	For the period December 2, 2024 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Aggregate Bond ETF		Simplify Barrier Income ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	For the period April 14, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$9,374,812	$5,621,077	$229,960
Net realized gain (loss)	(6,754,500)	(654,711)	1,703,175
Net change in net unrealized appreciation (depreciation)	10,245,002	712,753	31,432
Net increase (decrease) in net assets resulting from operations	12,865,314	5,679,119	1,964,567

Distributions to Shareholders from:
Distributions	(9,356,735)	(6,394,098)	(707,001)
Return of capital	(10,913,767)	(8,368,404)	—
Total distributions	(20,270,502)	(14,762,502)	(707,001)

Fund Shares Transactions
Proceeds from shares sold	157,247,218	209,989,955	33,922,731
Value of shares redeemed	(32,248,571)	(5,381,902)	—
Net increase (decrease) in net assets resulting from fund share transactions	124,998,647	204,608,053	33,922,731
Total net increase (decrease) in Net Assets	117,593,459	195,524,670	35,180,297

Net Assets
Beginning of year	207,337,384	11,812,714	—
End of year	$324,930,843	$207,337,384	$35,180,297

Changes in Shares Outstanding
Shares outstanding, beginning of year	10,000,001	525,001	—
Shares sold	7,475,000	9,725,000	1,350,001 (2)
Shares redeemed	(1,575,000)	(250,000)	—
Shares outstanding, end of year	15,900,001	10,000,001	1,350,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Bond Bull ETF	Simplify China A Shares PLUS Income ETF
	For the period December 9, 2024(1) to June 30, 2025	For the period January 13, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,495,360	$152,713
Net realized gain (loss)	(883)	1,378,685
Net change in net unrealized appreciation (depreciation)	(9,489,595)	509,900
Net increase (decrease) in net assets resulting from operations	(6,995,118)	2,041,298

Distributions	(2,051,251)	(90,000)

Fund Shares Transactions
Proceeds from shares sold	183,220,251	10,714,545
Variable transaction fees (see Note 8)	1,677,081	33,568
Value of shares redeemed	(23,215,555)	(1,369,126)
Net increase (decrease) in net assets resulting from fund share transactions	161,681,777	9,378,987
Total net increase (decrease) in Net Assets	152,635,408	11,330,285

Net Assets
Beginning of period	—	—
End of period	$152,635,408	$11,330,285

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares sold	3,550,001 (2)	425,001 (2)
Shares redeemed	(425,000)	(50,000)
Shares outstanding, end of period	3,125,001	375,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Currency Strategy ETF	Simplify Enhanced Income ETF
	For the period February 3, 2025(1) to June 30, 2025	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$166,867	$13,007,966	$11,965,676
Net realized gain (loss)	(575,317)	(7,125,750)	3,631,514
Net change in net unrealized appreciation (depreciation)	247,489	2,054,898	196,587
Net increase (decrease) in net assets resulting from operations	(160,961)	7,937,114	15,793,777

Distributions to Shareholders from:
Distributions	(167,072)	(14,816,751)	(15,538,128)
Return of capital	(159,179)	(6,963,751)	(7,633,526)
Total distributions	(326,251)	(21,780,502)	(23,171,654)

Fund Shares Transactions
Proceeds from shares sold	21,661,338	166,862,287	473,404,665
Value of shares redeemed	(6,230,153)	(396,338,890)	(56,151,091)
Net increase (decrease) in net assets resulting from fund share transactions	15,431,185	(229,476,603)	417,253,574
Total net increase (decrease) in Net Assets	14,943,973	(243,319,991)	409,875,697

Net Assets
Beginning of year	—	435,486,435	25,610,738
End of year	$14,943,973	$192,166,444	$435,486,435

Changes in Shares Outstanding
Shares outstanding, beginning of year	—	17,925,001	1,025,001
Shares sold	825,001 (2)	7,000,000	19,200,000
Shares redeemed	(250,000)	(16,975,000)	(2,300,000)
Shares outstanding, end of year	575,001	7,950,001	17,925,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify Health Care ETF		Simplify Hedged Equity ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$869,496	$371,495	$2,872,236	$1,793,143
Net realized gain (loss)	(4,804,530)	6,503,689	19,851,688	18,317,958
Net change in net unrealized appreciation (depreciation)	(2,184,220)	6,718,265	(1,046,436)	3,883,500
Net increase (decrease) in net assets resulting from operations	(6,119,254)	13,593,449	21,677,488	23,994,601

Distributions	(677,797)	(490,865)	(3,789,501)	(6,120,484)

Fund Shares Transactions
Proceeds from shares sold	126,501,083	134,296,970	304,053,693	242,299,095
Value of shares redeemed	(126,305,541)	(69,294,326)	(158,981,128)	(198,304,502)
Net increase (decrease) in net assets resulting from fund share transactions	195,542	65,002,644	145,072,565	43,994,593
Total net increase (decrease) in Net Assets	(6,601,509)	78,105,228	162,960,552	61,868,710

Net Assets
Beginning of year	137,169,249	59,064,021	168,665,905	106,797,195
End of year	$130,567,740	$137,169,249	$331,626,457	$168,665,905

Changes in Shares Outstanding
Shares outstanding, beginning of year	4,375,001	2,225,001	6,100,001	4,300,001
Shares sold	4,000,000	4,700,000	10,400,000	9,325,000
Shares redeemed	(4,025,000)	(2,550,000)	(5,475,000)	(7,525,000)
Shares outstanding, end of year	4,350,001	4,375,001	11,025,001	6,100,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify High Yield ETF		Simplify Interest Rate Hedge ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,123,503	$3,604,024	$5,380,586	$6,645,613
Net realized gain (loss)	9,703,891	4,618,101	16,088,323	24,670,221
Net change in net unrealized appreciation (depreciation)	3,935,138	(750,938)	(4,513,373)	28,081,286
Net increase (decrease) in net assets resulting from operations	19,762,532	7,471,187	16,955,536	59,397,120

Distributions	(16,269,523)	(4,715,001)	(5,568,494)	(76,106,598)

Fund Shares Transactions
Proceeds from shares sold	210,661,410	120,041,111	73,926,807	47,576,466
Variable transaction fees (see Note 8)	—	—	1,514,407	1,814,321
Value of shares redeemed	(124,994,410)	(11,870,064)	(76,218,164)	(105,095,882)
Net increase (decrease) in net assets resulting from fund share transactions	85,667,000	108,171,047	(776,950)	(55,705,095)
Total net increase (decrease) in Net Assets	89,160,009	110,927,233	10,610,092	(72,414,573)

Net Assets
Beginning of year	156,167,780	45,240,547	145,441,147	217,855,720
End of year	$245,327,789	$156,167,780	$156,051,239	$145,441,147

Changes in Shares Outstanding
Shares outstanding, beginning of year	6,800,001	2,075,001	3,025,001	3,400,001
Shares sold	9,125,000	5,250,000	1,400,000	950,000
Shares redeemed	(5,350,000)	(525,000)	(1,525,000)	(1,325,000)
Shares outstanding, end of year	10,575,001	6,800,001	2,900,001	3,025,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify Intermediate Term Treasury Futures Strategy ETF		Simplify MBS ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	For the period November 7, 2023(1) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,296,947	$2,417,645	$63,584,846	$13,271,970
Net realized gain (loss)	(8,736,038)	(10,787,702)	(14,741,027)	(2,812,226)
Net change in net unrealized appreciation (depreciation)	6,999,963	3,922,534	17,945,205	2,086,193
Net increase (decrease) in net assets resulting from operations	3,560,872	(4,447,523)	66,789,024	12,545,937

Distributions to Shareholders from:
Distributions	(5,351,475)	(2,051,789)	(64,435,827)	(13,271,970)
Return of capital	—	—	(22,181,637)	(2,807,611)
Total distributions	(5,351,475)	(2,051,789)	(86,617,464)	(16,079,581)

Fund Shares Transactions
Proceeds from shares sold	164,400,307	18,754,647	1,212,434,602	786,576,820
Value of shares redeemed	(58,601,028)	(16,917,836)	(570,007,354)	(32,736,239)
Net increase (decrease) in net assets resulting from fund share transactions	105,799,279	1,836,811	642,427,248	753,840,581
Total net increase (decrease) in Net Assets	104,008,676	(4,662,501)	622,598,808	750,306,937

Net Assets
Beginning of year	48,678,096	53,340,597	750,306,937	—
End of year	$152,686,772	$48,678,096	$1,372,905,745	$750,306,937

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,750,001	3,625,001	14,900,001	—
Shares sold	12,075,000	1,400,000	23,950,000	15,550,001 (2)
Shares redeemed	(4,500,000)	(1,275,000)	(11,425,000)	(650,000)
Shares outstanding, end of year	11,325,001	3,750,001	27,425,001	14,900,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify NEXT Intangible Core Index ETF			Simplify Short Term Treasury Futures Strategy ETF
	Year Ended June 30, 2025	For the period April 16, 2024(1) to June 30, 2024		Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$12,206	$6,251		$27,341,016	$30,643,907
Net realized gain (loss)	232,409	28,537		15,815,964	(57,414,467)
Net change in net unrealized appreciation (depreciation)	99,254	90,991		4,239,241	30,916,505
Net increase (decrease) in net assets resulting from operations	343,869	125,779		47,396,221	4,145,945

Distributions	(54,898)	(5,000)		(27,674,131)	(28,690,445)

Fund Shares Transactions
Proceeds from shares sold	2,207,995	2,500,025		617,004,305	661,933,504
Value of shares redeemed	(3,579,083)	—		(509,635,263)	(632,576,103)
Net increase (decrease) in net assets resulting from fund share transactions	(1,371,088)	2,500,025		107,369,042	29,357,401
Total net increase (decrease) in Net Assets	(1,082,117)	2,620,804		127,091,132	4,812,901

Net Assets
Beginning of year	2,620,804	—		539,079,601	534,266,700
End of year	$1,538,687	$2,620,804		$666,170,733	$539,079,601

Changes in Shares Outstanding
Shares outstanding, beginning of year	100,001	—		25,275,001	23,575,001
Shares sold	75,000	100,001	(2)	28,050,000	29,975,000
Shares redeemed	(125,000)	—		(23,075,000)	(28,275,000)
Shares outstanding, end of year	50,001	100,001		30,250,001	25,275,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify Target 15 Distribution ETF	Simplify Treasury Option Income ETF
	For the period April 14, 2025(1) to June 30, 2025	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$280,008	$10,742,177	$3,238,489
Net realized gain (loss)	2,238,651	(10,313,326)	578,472
Net change in net unrealized appreciation (depreciation)	286,136	5,436,970	113,007
Net increase (decrease) in net assets resulting from operations	2,804,795	5,865,821	3,929,968

Distributions to Shareholders from:
Distributions	(1,122,001)	(11,594,163)	(3,934,176)
Return of capital	—	(8,307,884)	(2,109,218)
Total distributions	(1,122,001)	(19,902,047)	(6,043,394)

Fund Shares Transactions
Proceeds from shares sold	45,719,648	390,806,604	139,737,286
Value of shares redeemed	—	(173,020,408)	(12,505,971)
Net increase (decrease) in net assets resulting from fund share transactions	45,719,648	217,786,196	127,231,315
Total net increase (decrease) in Net Assets	47,402,442	203,749,970	125,117,889

Net Assets
Beginning of year	—	139,527,399	14,409,510
End of year	$47,402,442	$343,277,369	$139,527,399

Changes in Shares Outstanding
Shares outstanding, beginning of year	—	5,675,001	575,001
Shares sold	1,800,001 (2)	15,925,000	5,600,000
Shares redeemed	—	(7,100,000)	(500,000)
Shares outstanding, end of year	1,800,001	14,500,001	5,675,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Bitcoin Strategy ETF		Simplify US Equity PLUS Convexity ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$377,174	$89,806	$660,704	$731,782
Net realized gain (loss)	5,298,764	1,258,594	4,160,924	5,208,944
Net change in net unrealized appreciation (depreciation)	1,844,429	1,704,878	5,596,369	9,338,424
Net increase (decrease) in net assets resulting from operations	7,520,367	3,053,278	10,417,997	15,279,150

Distributions to Shareholders from:
Distributions	(440,000)	(41,389)	(716,500)	(874,943)
Return of capital	—	(93,611)	—	—
Total distributions	(440,000)	(135,000)	(716,500)	(874,943)

Fund Shares Transactions
Proceeds from shares sold	89,850,062	19,130,905	24,738,970	11,796,266
Value of shares redeemed	(42,890,542)	(9,264,119)	(24,451,145)	(26,258,350)
Net increase (decrease) in net assets resulting from fund share transactions	46,959,520	9,866,786	287,825	(14,462,084)
Total net increase (decrease) in Net Assets	54,039,887	12,785,064	9,989,322	(57,877)

Net Assets
Beginning of year	21,526,455	8,741,391	73,356,656	73,414,533
End of year	$75,566,342	$21,526,455	$83,345,978	$73,356,656

Changes in Shares Outstanding
Shares outstanding, beginning of year	625,001	350,001	2,025,001	2,525,001
Shares sold	2,325,000	600,000	675,000	350,000
Shares redeemed	(1,125,000)	(325,000)	(675,000)	(850,000)
Shares outstanding, end of year	1,825,001	625,001	2,025,001	2,025,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Downside Convexity ETF		Simplify US Equity PLUS Upside Convexity ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$904,473	$1,063,515	$579,457	$68,037
Net realized gain (loss)	15,684,174	(3,060,772)	(923,475)	608,303
Net change in net unrealized appreciation (depreciation)	(5,990,190)	17,805,961	6,460,083	902,184
Net increase (decrease) in net assets resulting from operations	10,598,457	15,808,704	6,116,065	1,578,524

Distributions to Shareholders from:
Distributions	(1,088,500)	(1,085,380)	(580,268)	(81,193)
Return of capital	—	(407,750)	—	—
Total distributions	(1,088,500)	(1,493,130)	(580,268)	(81,193)

Fund Shares Transactions
Proceeds from shares sold	73,652,053	50,366,819	138,895,540	3,672,870
Value of shares redeemed	(109,134,887)	(66,111,033)	(35,827,455)	(5,534,399)
Net increase (decrease) in net assets resulting from fund share transactions	(35,482,834)	(15,744,214)	103,068,085	(1,861,529)
Total net increase (decrease) in Net Assets	(25,972,877)	(1,428,640)	108,603,882	(364,198)

Net Assets
Beginning of year	114,185,973	115,614,613	8,063,951	8,428,149
End of year	$88,213,096	$114,185,973	$116,667,833	$8,063,951

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,525,001	4,225,001	200,001	275,001
Shares sold	2,150,000	1,700,000	3,275,000	100,000
Shares redeemed	(3,350,000)	(2,400,000)	(850,000)	(175,000)
Shares outstanding, end of year	2,325,001	3,525,001	2,625,001	200,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Consolidated Statements of Changes in Net Assets

	Simplify Bitcoin Strategy PLUS Income ETF		Simplify Gold Strategy PLUS Income ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	For the period December 2, 2024(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,216,845	$879,012	$398,252
Net realized gain (loss)	12,998,170	11,387,935	6,924,438
Net change in net unrealized appreciation (depreciation)	3,409,297	(1,332,483)	(96,346)
Net increase (decrease) in net assets resulting from operations	17,624,312	10,934,464	7,226,344

Distributions	(12,937,151)	(8,396,057)	(517,501)

Fund Shares Transactions
Proceeds from shares sold	49,258,948	17,720,224	28,885,871
Value of shares redeemed	(20,335,341)	(26,531,270)	(7,345,102)
Net increase (decrease) in net assets resulting from fund share transactions	28,923,607	(8,811,046)	21,540,769
Total net increase (decrease) in Net Assets	33,610,768	(6,272,639)	28,249,612

Net Assets
Beginning of year	18,680,056	24,952,695	—
End of year	$52,290,824	$18,680,056	$28,249,612

Changes in Shares Outstanding
Shares outstanding, beginning of year	740,001	1,380,001	—
Shares sold	1,760,000	760,000	1,075,001 (2)
Shares redeemed	(820,000)	(1,400,000)	(250,000)
Shares outstanding, end of year	1,680,001	740,001	825,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Multi-QIS Alternative ETF		Simplify Volatility Premium ETF
	Year Ended June 30, 2025	For the period July 11, 2023(1) to June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,972,836	$4,780,584	$40,452,869	$31,005,037
Net realized gain (loss)	(15,212,010)	(66,984)	(108,331,565)	64,354,407
Net change in net unrealized appreciation (depreciation)	(88,545)	383,325	32,692,623	(5,253,316)
Net increase (decrease) in net assets resulting from operations	(11,327,719)	5,096,925	(35,186,073)	90,106,128

Distributions to Shareholders from:
Distributions	(2,504,782)	(4,209,252)	(84,092,942)	(103,075,545)
Return of capital	—	—	(97,126,311)	—
Total distributions	(2,504,782)	(4,209,252)	(181,219,253)	(103,075,545)

Fund Shares Transactions
Proceeds from shares sold	10,302,302	127,357,696	474,837,239	773,905,376
Value of shares redeemed	(15,290,493)	(13,306,069)	(341,707,812)	(84,509,670)
Net increase (decrease) in net assets resulting from fund share transactions	(4,988,191)	114,051,627	133,129,427	689,395,706
Total net increase (decrease) in Net Assets	(18,820,692)	114,939,300	(83,275,899)	676,426,289

Net Assets
Beginning of year	114,939,300	—	1,000,016,224	323,589,935
End of year	$96,118,608	$114,939,300	$916,740,325	$1,000,016,224

Changes in Shares Outstanding
Shares outstanding, beginning of year	4,550,001	—	44,500,001	14,125,001
Shares sold	425,000	5,075,001	22,475,000	34,100,000
Shares redeemed	(650,000)	(525,000)	(17,250,000)	(3,725,000)
Shares outstanding, end of year	4,325,001	4,550,001	49,725,001	44,500,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Consolidated Statement of Cash Flows
For the Year Ended June 30, 2025

Simplify Bitcoin Strategy PLUS Income ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$17,624,312
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Net purchases and sales in short term investments	(43,541,863)
Net change in unrealized (appreciation) / depreciation on investments	(1,763,523)
Net proceeds from purchased and written options	(4,870,403)
Net change in unrealized (appreciation) / depreciation on written options	(54,247)
Net realized (gain) / loss from sales of investments	7,237,290
Net realized (gain) / loss from written options	(8,555,763)
Net amortization of premium / (discount)	(1,754,388)
(Increase) Decrease in securities sold receivable	(207,083)
(Increase) Decrease in due from broker	(126,859)
Interest payable on reverse repurchase agreement	(11,791)
Increase (Decrease) in investment advisory fees payable	19,476
(Increase) Decrease in prepaid expenses	1,211
Increase (Decrease) securities purchased payable	16,083
Net Cash Provided by / (Used for) Operating Activities	(35,987,548)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	49,258,948
Shares redeemed	(20,335,341)
Proceeds from reverse repurchase agreement	503,914,628
Payments made on reverse repurchase agreement	(483,960,257)
Distributions paid	(12,937,151)
Cash provided by (used for) financing activities	35,940,827
Net increase (decrease) in cash	(46,721)
Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of year	584,499
Cash and Restricted Cash, at end of year	$537,778

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$60,656

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$584,499

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$537,778

See Notes to Financial Statements.

Simplify Exchange Traded Funds
Consolidated Statement of Cash Flows
For the Year Ended June 30, 2025

Simplify Volatility Premium ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(35,186,073)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(2,023,199,720)
Proceeds from sale of securities	1,812,582,893
Net purchases and sales in short term investments	272,017,481
Net proceeds from purchased and written options	21,037,711
Return of capital distributions	3,901,237
Net change in unrealized (appreciation) / depreciation on investments	(22,088,074)
Net change in unrealized (appreciation) / depreciation on investments - Affiliated	3,113,862
Net change in unrealized (appreciation) / depreciation on written options	(2,597,171)
Net realized (gain) / loss from sales of investments	57,082,316
Net realized (gain) / loss from sales of investments - Affiliated	996,584
Net realized (gain) / loss from written options	(44,276,336)
Net amortization of premium / (discount)	(22,542,017)
(Increase) Decrease in dividends and interest receivable	118
(Increase) Decrease in securities sold receivable	(4,057,719)
(Increase) Decrease in tax reclaims	(431)
(Increase) Decrease in prepaid expenses	2,224
(Increase) Decrease in due from broker	23,385,651
Interest payable on reverse repurchase agreement	(179,012)
Increase (Decrease) in investment advisory fees payable	(45,978)
Increase (Decrease) securities purchased payable	(25,530,197)
Net Cash Provided by / (Used for) Operating Activities	14,417,351
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	474,837,239
Shares redeemed	(337,557,266)
Proceeds from reverse repurchase agreement	7,521,080,899
Payments made on reverse repurchase agreement	(7,492,240,222)
Distributions paid	(181,219,253)
Cash provided by (used for) financing activities	(15,098,603)
Net increase (decrease) in cash	(681,252)
Cash and Restricted Cash(1):
Cash and Restricted Cash, at beginning of year	1,870,910
Cash and Restricted Cash, at end of year	$1,189,658

(1)	Cash and restricted cash include cash and cash held as collateral for futures.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$1,032,367

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$1,870,910

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$1,189,658

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights

						Period Ended
Simplify Aggregate Bond ETF	Years Ended June 30					June 30,
Selected Per Share Data	2025	2024		2023		2022(a)
Net Asset Value, beginning of period	$20.73	$22.50		$23.64		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.73	0.89		0.55		0.13
Net realized and unrealized gain (loss)	0.53	(0.38	)(c)	(0.45)		(1.35)
Total from investment operations	1.26	0.51		0.10		(1.22)
Less distributions from:
Net investment income	(0.72)	(0.99)		(0.83)		(0.14)
Return of capital	(0.83)	(1.29)		(0.41)		—
Total distributions	(1.55)	(2.28)		(1.24)		(0.14)
Net Asset Value, end of period	$20.44	$20.73		$22.50		$23.64
Total Return (%)	6.19	2.48		0.49	(d)	(4.89	)(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$325	$207		$12		$1
Ratio of expenses before fee waiver (%)	0.50 (f)	0.52	(f)(g)	0.87	(f)(h)	0.50	(f)(i)
Ratio of expenses after fee waiver (%)	0.25 (f)	0.26	(f)(g)	0.60	(f)(h)	0.25	(f)(i)
Ratio of net investment income (loss) (%)	3.51	4.19		2.44		1.43	(i)
Portfolio turnover rate (%)(j)	299	385		400		14	(e)

	Period Ended
Simplify Barrier Income ETF	June 30,
Selected Per Share Data	2025(k)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.20
Net realized and unrealized gain (loss)	1.42
Total from investment operations	1.62
Less distributions from:
Net investment income	(0.56)
Total distributions	(0.56)
Net Asset Value, end of period	$26.06
Total Return (%)	6.52	(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$35
Ratio of expenses (%)	0.75	(i)
Ratio of net investment income (loss) (%)	3.67	(i)
Portfolio turnover rate (%)(j)	0	(e)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(e)	Not annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

	Period Ended
Simplify Bond Bull ETF Selected Per Share Data	June 30, 2025(a)
Net Asset Value, beginning of period	$60.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.11
Net realized and unrealized gain (loss)	(11.56	)(c)
Total from investment operations	(10.45)
Variable transaction fees (see Note 8)	0.75
Less distributions from:
Net investment income	(0.71)
Total distributions	(0.71)
Net Asset Value, end of period	$48.84
Total Return (%)	(17.43	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$153
Ratio of expenses (%)	0.50	(e)
Ratio of net investment income (loss) (%)	3.99	(e)
Portfolio turnover rate (%)(f)	0	(d)

	Period Ended
Simplify China A Shares PLUS Income ETF Selected Per Share Data	June 30, 2025(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.41
Net realized and unrealized gain (loss)	4.95
Total from investment operations	5.36
Variable transaction fees (see Note 8)	0.09
Less distributions from:
Net investment income	(0.24)
Total distributions	(0.24)
Net Asset Value, end of period	$30.21
Total Return (%)	21.86	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$11
Ratio of expenses (%)	0.88	(e)
Ratio of net investment income (loss) (%)	3.33	(e)
Portfolio turnover rate (%)(f)	0	(d)

(a)	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period January 13, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

	Period Ended
Simplify Currency Strategy ETF Selected Per Share Data	June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.37
Net realized and unrealized gain (loss)	1.17	(c)
Total from investment operations	1.54
Less distributions from:
Net investment income	(0.28)
Return of capital	(0.27)
Total distributions	(0.55)
Net Asset Value, end of period	$25.99
Total Return (%)	6.16	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$15
Ratio of expenses (%)	0.81	(e)(f)
Ratio of net investment income (loss) (%)	3.61	(e)
Portfolio turnover rate (%)(g)	0	(d)

			Period Ended
Simplify Enhanced Income ETF	Years Ended June 30		June 30,
Selected Per Share Data	2025	2024	2023(h)
Net Asset Value, beginning of period	$24.29	$24.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.01	1.18	0.65
Net realized and unrealized gain (loss)	0.57 (c)	0.37	0.60
Total from investment operations	1.58	1.55	1.25
Less distributions from:
Net investment income	(1.16)	(1.48)	(1.23)
Net realized gains	—	(0.03)	(0.03)
Return of capital	(0.54)	(0.74)	—
Total distributions	(1.70)	(2.25)	(1.26)
Net Asset Value, end of period	$24.17	$24.29	$24.99
Total Return (%)	6.95	6.51	5.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$192	$435	$26
Ratio of expenses (%)	0.50	0.52 (i)	0.87	(e)(j)
Ratio of net investment income (loss) (%)	4.28	4.83	3.92	(e)
Portfolio turnover rate (%)(g)	0	0	0	(d)

(a)	For the period February 3, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

				Period Ended
Simplify Health Care ETF	Years Ended June 30			June 30,
Selected Per Share Data	2025	2024	2023	2022(a)
Net Asset Value, beginning of period	$31.35	$26.55	$24.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16	0.12	0.18	0.08
Net realized and unrealized gain (loss)	(1.36)	4.85	1.99	(0.42)
Total from investment operations	(1.20)	4.97	2.17	(0.34)
Less distributions from:
Net investment income	(0.13)	(0.17)	(0.20)	(0.08)
Total distributions	(0.13)	(0.17)	(0.20)	(0.08)
Net Asset Value, end of period	$30.02	$31.35	$26.55	$24.58
Total Return (%)	(3.84)	18.83	8.81	(1.38	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$131	$137	$59	$34
Ratio of expenses (%)	0.50	0.50	0.50	0.50	(d)
Ratio of net investment income (loss) (%)	0.52	0.44	0.72	0.45	(d)
Portfolio turnover rate (%)(e)	201	210	118	146	(c)

							Period Ended
Simplify Hedged Equity ETF	Years Ended June 30						June 30,
Selected Per Share Data	2025		2024		2023		2022(f)
Net Asset Value, beginning of period	$27.65		$24.84		$22.99		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28		0.30		0.24		0.18
Net realized and unrealized gain (loss)	2.51		3.59		2.58		(2.04)
Total from investment operations	2.79		3.89		2.82		(1.86)
Less distributions from:
Net investment income	(0.36)		(0.31)		(0.54)		(0.15)
Net realized gains	—		(0.77)		(0.43)		—
Total distributions	(0.36)		(1.08)		(0.97)		(0.15)
Net Asset Value, end of period	$30.08		$27.65		$24.84		$22.99
Total Return (%)	10.13		16.08		12.65		(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$332		$169		$107		$37
Ratio of expenses before fee waiver (%)	0.50	(g)	0.51	(g)(h)	0.73	(g)(i)	0.50	(d)(g)
Ratio of expenses after fee waiver (%)	0.42	(g)	0.51	(g)(h)	0.73	(g)(i)	0.50	(d)(g)
Ratio of net investment income (loss) (%)	0.97		1.19		1.02		1.16	(d)
Portfolio turnover rate (%)(e)	5		1		10		2	(c)

(a)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.23%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

					Period Ended
Simplify High Yield ETF	Years Ended June 30				June 30,
Selected Per Share Data	2025		2024	2023	2022(a)
Net Asset Value, beginning of period	$22.97		$21.80	$22.23	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.98		1.12	0.67	0.01
Net realized and unrealized gain (loss)	1.95		1.40	0.76	(2.44)
Total from investment operations	2.93		2.52	1.43	(2.43)
Variable transaction fees (see Note 8)	—		—	—	0.01
Less distributions from:
Net investment income	(2.70)		(1.35)	(1.39)	(0.24)
Return of capital	—		—	(0.47)	(0.11)
Total distributions	(2.70)		(1.35)	(1.86)	(0.35)
Net Asset Value, end of period	$23.20		$22.97	$21.80	$22.23
Total Return (%)	13.60		11.82	6.75	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$245		$156	$45	$30
Ratio of expenses before fee waiver (%)	0.50	(d)	0.50	0.51 (e)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.25	(d)	0.25	0.26 (e)	0.25	(d)(f)
Ratio of net investment income (loss) (%)	4.26		4.98	3.05	0.15	(f)
Portfolio turnover rate (%)(g)	622		0	0	77	(c)

					Period Ended
Simplify Interest Rate Hedge ETF	Years Ended June 30				June 30,
Selected Per Share Data	2025	2024	2023	2022	2021(h)
Net Asset Value, beginning of period	$48.08	$64.08	$57.25	$40.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.77	2.47	1.45	0.03	(0.00	)(i)
Net realized and unrealized gain (loss)	5.32	16.32	5.75	15.86	(10.42)
Total from investment operations	7.09	18.79	7.20	15.89	(10.42)
Variable transaction fees (see Note 8)	0.50	0.67	0.47	0.82	0.97
Less distributions from:
Net investment income	(1.86)	(3.96)	(0.84)	(0.01)	—
Net realized gains	—	(31.50)	—	—	—
Total distributions	(1.86)	(35.46)	(0.84)	(0.01)	—
Net Asset Value, end of period	$53.81	$48.08	$64.08	$57.25	$40.55
Total Return (%)	16.28	42.78	13.35	41.18	(18.89	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$156	$145	$218	$302	$63
Ratio of expenses (%)	0.50	0.50	0.50	0.50	0.50	(f)
Ratio of net investment income (loss) (%)	3.56	3.80	2.26	0.05	(0.05	)(f)
Portfolio turnover rate (%)(g)	0	164	124	3	0	(c)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period May 11, 2021 (commencement of operations) through June 30, 2021.
(i)	Less than $.005.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

				Period Ended
Simplify Intermediate Term Treasury Futures Strategy ETF	Years Ended June 30			June 30,
Selected Per Share Data	2025	2024	2023	2022(a)
Net Asset Value, beginning of period	$12.98	$14.71	$18.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.58	0.68	0.51	0.14
Net realized and unrealized gain (loss)	0.48 (c)	(1.84)	(3.53)	(6.74)
Total from investment operations	1.06	(1.16)	(3.02)	(6.60)
Less distributions from:
Net investment income	(0.56)	(0.57)	(0.55)	(0.12)
Total distributions	(0.56)	(0.57)	(0.55)	(0.12)
Net Asset Value, end of period	$13.48	$12.98	$14.71	$18.28
Total Return (%)	8.42	(7.93)	(16.61)	(26.47	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$153	$49	$53	$40
Ratio of expenses before fee waiver (%)	0.25	0.25	0.27 (e)	0.25	(f)
Ratio of expenses after fee waiver (%)	0.15	0.15	0.17 (e)	0.15	(f)
Ratio of net investment income (loss) (%)	4.43	5.08	3.16	0.85	(f)
Portfolio turnover rate (%)(g)	0	0	0	153	(d)

	Year Ended	Period Ended
Simplify MBS ETF	June 30,	June 30,
Selected Per Share Data	2025	2024(h)
Net Asset Value, beginning of period	$50.36	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	2.23	1.66
Net realized and unrealized gain (loss)	0.47 (c)	0.45	(c)
Total from investment operations	2.70	2.11
Less distributions from:
Net investment income	(2.23)	(1.44)
Return of capital	(0.77)	(0.31)
Total distributions	(3.00)	(1.75)
Net Asset Value, end of period	$50.06	$50.36
Total Return (%)	5.52	4.24	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,373	$750
Ratio of expenses before fee waiver (%)	0.25	0.27	(e)(f)
Ratio of expenses after fee waiver (%)	0.15	0.17	(e)(f)
Ratio of net investment income (loss) (%)	4.43	5.13	(f)
Portfolio turnover rate (%)(g)	1,376	769	(d)

(a)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period November 7, 2023 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify NEXT Intangible Core Index ETF Selected Per Share Data	Year Ended June 30, 2025	Period Ended June 30, 2024(a)
Net Asset Value, beginning of period	$26.21	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.22	0.06
Net realized and unrealized gain (loss)	5.44	1.20
Total from investment operations	5.66	1.26
Less distributions from:
Net investment income	(0.26)	(0.05)
Net realized gains	(0.84)	—
Total distributions	(1.10)	(0.05)
Net Asset Value, end of period	$30.77	$26.21
Total Return (%)	21.95	5.03	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$2	$3
Ratio of expenses (%)	0.25	0.25	(d)
Ratio of net investment income (loss) (%)	0.79	1.18	(d)
Portfolio turnover rate (%)(e)	34	28	(c)

Simplify Short Term Treasury Futures Strategy ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2025	2024	2023(f)
Net Asset Value, beginning of period	$21.33	$22.66	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.98	1.14	0.68
Net realized and unrealized gain (loss)	0.70	(1.43)	(2.38)
Total from investment operations	1.68	(0.29)	(1.70)
Less distributions from:
Net investment income	(0.99)	(1.04)	(0.64)
Total distributions	(0.99)	(1.04)	(0.64)
Net Asset Value, end of period	$22.02	$21.33	$22.66
Total Return (%)	8.04	(1.33)	(6.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$666	$539	$534
Ratio of expenses before fee waiver (%)	0.25	0.25	0.26	(d)(g)
Ratio of expenses after fee waiver (%)	0.15	0.15	0.15	(d)(g)
Ratio of net investment income (loss) (%)	4.49	5.13	4.62	(d)
Portfolio turnover rate (%)(e)	0	0	0	(c)

(a)	For the period April 16, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Target 15 Distribution ETF Selected Per Share Data	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.20
Net realized and unrealized gain (loss)	1.78
Total from investment operations	1.98
Less distributions from:
Net investment income	(0.65)
Total distributions	(0.65)
Net Asset Value, end of period	$26.33
Total Return (%)	7.99	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$47
Ratio of expenses (%)	0.75	(d)
Ratio of net investment income (loss) (%)	3.65	(d)
Portfolio turnover rate (%)(e)	0	(c)

Simplify Treasury Option Income ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2025	2024	2023(f)
Net Asset Value, beginning of period	$24.59	$25.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.02	1.22	0.70
Net realized and unrealized gain (loss)	(0.04)	0.10	0.11
Total from investment operations	0.98	1.32	0.81
Less distributions from:
Net investment income	(1.05)	(1.14)	(0.74)
Net realized gains	(0.08)	(0.03)	(0.01)
Return of capital	(0.76)	(0.62)	—
Total distributions	(1.89)	(1.79)	(0.75)
Net Asset Value, end of period	$23.68	$24.59	$25.06
Total Return (%)	4.06	5.39	3.27	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$343	$140	$14
Ratio of expenses (%)	0.35	0.36 (g)	0.43	(d)(h)
Ratio of net investment income (loss) (%)	4.23	4.93	4.21	(d)
Portfolio turnover rate (%)(e)	0	0	0	(c)

(a)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Bitcoin Strategy ETF	Years Ended June 30							Period Ended June 30,
Selected Per Share Data	2025		2024		2023		2022	2021(a)
Net Asset Value, beginning of period	$34.44		$24.98		$20.43		$25.32	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.38		0.25		0.18		0.17	0.06
Net realized and unrealized gain (loss)	6.95		9.51		5.35		(4.51)	0.30
Total from investment operations	7.33		9.76		5.53		(4.34)	0.36
Less distributions from:
Net investment income	(0.36)		(0.09)		(0.11)		(0.21)	(0.04)
Net realized gains	—		—		—		(0.34)	—
Return of capital	—		(0.21)		(0.87)		—	—
Total distributions	(0.36)		(0.30)		(0.98)		(0.55)	(0.04)
Net Asset Value, end of period	$41.41		$34.44		$24.98		$20.43	$25.32
Total Return (%)	21.35		39.29		27.69		(17.66)	1.46	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$76		$22		$9		$87	$103
Ratio of expenses (%)	0.51	(d)(e)	0.51	(d)(e)	0.51	(d)(e)	0.50 (e)	0.51	(d)(e)(f)
Ratio of net investment income (loss) (%)	1.00		0.83		0.84		0.66	2.65	(f)
Portfolio turnover rate (%)(g)	30		21		8		6	2	(c)

Simplify US Equity PLUS Convexity ETF	Years Ended June 30							Period Ended June 30,
Selected Per Share Data	2025		2024		2023		2022	2021(h)
Net Asset Value, beginning of period	$36.23		$29.08		$26.59		$30.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.34		0.34		0.36		0.33	0.31
Net realized and unrealized gain (loss)	4.95		7.22		2.46		(3.85)	5.59
Total from investment operations	5.29		7.56		2.82		(3.52)	5.90
Less distributions from:
Net investment income	(0.36)		(0.41)		(0.33)		(0.52)	(0.27)
Total distributions	(0.36)		(0.41)		(0.33)		(0.52)	(0.27)
Net Asset Value, end of period	$41.16		$36.23		$29.08		$26.59	$30.63
Total Return (%)	14.71		26.21		10.67		(11.68)	23.68	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$83		$73		$73		$61	$89
Ratio of expenses (%)	0.50	(e)	0.50	(e)	0.53	(e)(i)	0.50 (e)	0.50	(e)(f)
Ratio of expenses after fee waiver (%)	0.50	(e)	0.38	(e)	0.28	(e)(i)	0.25 (e)	0.25	(e)(f)
Ratio of net investment income (loss) (%)	0.89		1.10		1.35		1.04	1.35	(f)
Portfolio turnover rate (%)(g)	8		3		1		3	6	(c)

(a)	For the period May 25, 2021 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Downside Convexity ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2025		2024	2023		2022	2021(a)
Net Asset Value, beginning of period	$32.39		$27.36	$26.48		$30.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.29		0.32	0.30		0.35	0.36
Net realized and unrealized gain (loss)	5.62		5.17	1.07	(c)	(3.76)	5.14
Total from investment operations	5.91		5.49	1.37		(3.41)	5.50
Less distributions from:
Net investment income	(0.36)		(0.33)	(0.49)		(0.37)	(0.24)
Return of capital	—		(0.13)	—		—	—
Total distributions	(0.36)		(0.46)	(0.49)		(0.37)	(0.24)
Net Asset Value, end of period	$37.94		$32.39	$27.36		$26.48	$30.26
Total Return (%)	18.38		20.23	5.31		(11.38)	22.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$88		$114	$116		$445	$225
Ratio of expenses (%)	0.50	(e)	0.50 (e)	0.62	(e)(f)	0.50 (e)	0.50	(e)(g)
Ratio of expenses after fee waiver (%)	0.50	(e)	0.38 (e)	0.37	(e)(f)	0.25 (e)	0.25	(e)(g)
Ratio of net investment income (loss) (%)	0.85		1.11	1.15		1.14	1.53	(g)
Portfolio turnover rate (%)(h)	13		0	0		5	4	(d)

Simplify US Equity PLUS Upside Convexity ETF	Years Ended June 30							Period Ended June 30,
Selected Per Share Data	2025		2024		2023		2022	2021(a)
Net Asset Value, beginning of period	$40.32		$30.65		$26.60		$30.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.46		0.34		0.40		0.36	0.32
Net realized and unrealized gain (loss)	4.02		9.78		3.99		(3.91)	6.02
Total from investment operations	4.48		10.12		4.39		(3.55)	6.34
Less distributions from:
Net investment income	(0.36)		(0.45)		(0.34)		(0.43)	(0.35)
Net realized gains	—		—		—		(0.41)	—
Total distributions	(0.36)		(0.45)		(0.34)		(0.84)	(0.35)
Net Asset Value, end of period	$44.44		$40.32		$30.65		$26.60	$30.99
Total Return (%)	11.20		33.28		16.65		(11.99)	25.52	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$117		$8		$8		$12	$9
Ratio of expenses (%)	0.50	(e)	0.50	(e)	0.50	(e)	0.50 (e)	0.50	(e)(g)
Ratio of expenses after fee waiver (%)	0.50	(e)	0.37	(e)	0.25	(e)	0.25 (e)	0.25	(e)(g)
Ratio of net investment income (loss) (%)	1.15		1.04		1.46		1.13	1.37	(g)
Portfolio turnover rate (%)(h)	94		4		0		4	5	(d)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Bitcoin Strategy PLUS Income ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2025		2024		2023(a)
Net Asset Value, beginning of period	$25.24		$18.08		$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.78		0.76		0.15
Net realized and unrealized gain (loss)	14.28		12.23		6.64
Total from investment operations	15.06		12.99		6.79
Less distributions from:
Net investment income	(8.89)		(4.97)		(1.15)
Net realized gains	(0.28)		(0.86)		(0.06)
Total distributions	(9.17)		(5.83)		(1.21)
Net Asset Value, end of period	$31.13		$25.24		$18.08
Total Return (%)	74.47		84.03		58.15	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$52		$19		$25
Ratio of expenses (%)	1.31	(d)(e)	6.09	(e)(f)	11.18	(e)(g)(h)
Ratio of net investment income (loss) (%)	2.97		3.67		1.35	(g)
Portfolio turnover rate (%)(i)	0		0		0	(c)

Simplify Gold Strategy PLUS Income ETF Selected Per Share Data	Period Ended June 30, 2025(j)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.64
Net realized and unrealized gain (loss)	9.25
Total from investment operations	9.89
Less distributions from:
Net investment income	(0.65)
Total distributions	(0.65)
Net Asset Value, end of period	$34.24
Total Return (%)	39.74	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$28
Ratio of expenses (%)	0.53	(g)(k)
Ratio of net investment income (loss) (%)	3.67	(g)
Portfolio turnover rate (%)(i)	0	(c)

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 5.24%.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(j)	For the period December 2, 2024 (commencement of operations) through June 30, 2025.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Multi-QIS Alternative ETF	Year Ended June 30,	Period Ended June 30,
Selected Per Share Data	2025	2024(a)
Net Asset Value, beginning of period	$25.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.88	1.07
Net realized and unrealized gain (loss)	(3.36)	0.10
Total from investment operations	(2.48)	1.17
Less distributions from:
Net investment income	(0.56)	(0.91)
Total distributions	(0.56)	(0.91)
Net Asset Value, end of period	$22.22	$25.26
Total Return (%)	(9.89)	4.78	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$96	$115
Ratio of expenses (%)	1.00 (d)	1.00	(e)
Ratio of net investment income (loss) (%)	3.66	4.36	(e)
Portfolio turnover rate (%)(f)	29	0	(c)

									Period Ended
Simplify Volatility Premium ETF	Years Ended June 30								June 30,
Selected Per Share Data	2025		2024		2023		2022		2021(g)
Net Asset Value, beginning of period	$22.47		$22.91		$22.18		$27.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.75		1.13		0.63		0.03		(0.02)
Net realized and unrealized gain (loss)	(1.41)		2.04		3.97		(1.54)		2.03
Total from investment operations	(0.66)		3.17		4.60		(1.51)		2.01
Less distributions from:
Net investment income	(0.70)		(3.61)		(3.87)		(0.04)		—
Net realized gains	(0.86)		—		—		—		—
Return of capital	(1.81)		—		—		(3.28)		—
Total distributions	(3.37)		(3.61)		(3.87)		(3.32)		—
Net Asset Value, end of period	$18.44		$22.47		$22.91		$22.18		$27.01
Total Return (%)	(3.00)		15.05		23.14		(6.23)		8.05	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$917		$1,000		$324		$99		$15
Ratio of expenses (%)	0.63	(d)(h)	0.65	(d)(i)	1.16	(d)(j)	0.61	(d)(k)	0.51	(d)(e)(l)
Ratio of net investment income (loss) (%)	3.70		5.00		2.85		0.10		(0.51	)(e)
Portfolio turnover rate (%)(f)	298		97		260		207		10	(c)

(a)	For the period July 11, 2023 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period May 13, 2021 (commencement of operations) through June 30, 2021.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.09%.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.15%.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.66%.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(l)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Simplify Aggregate Bond ETF, Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Enhanced Income ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify MBS ETF, Simplify NEXT Intangible Core Index ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Target 15 Distribution ETF, Simplify Treasury Option Income ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Upside Convexity ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Gold Strategy PLUS Income ETF, Simplify Multi-QIS Alternative ETF and Simplify Volatility Premium ETF

Effective August 27, 2024, Simplify Stable Income ETF changed its name to Simplify Treasury Option Income ETF. Effective November 1, 2024, Simplify US Equity PLUS GBTC ETF changed its name to Simplify US Equity PLUS Bitcoin Strategy ETF. Effective February 20, 2025, Simplify Downside Interest Rate Hedge Strategy ETF changed its name to Simplify Bond Bull ETF. Effective February 12, 2025, Simplify High Yield PLUS Credit Hedge ETF changed its name to Simplify High Yield ETF.

Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Interest Rate Hedge ETF, Simplify Target 15 Distribution ETF, Simplify Bitcoin Strategy PLUS Income ETF and Simplify Gold Strategy PLUS Income ETF are each a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to each Fund. The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares (‘Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Intermediate Term Treasury Futures Strategy ETF and Simplify NEXT Intangible Core Index ETF which offers Shares that are listed and traded on the Cboe BZX Exchange, Inc. and Simplify US Equity PLUS Bitcoin Strategy ETF and Simplify Bitcoin Strategy PLUS Income ETF which offer Shares that are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”). Unlike mutual funds, each Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, or 10,000 Shares in the case of Simplify Bitcoin Strategy PLUS Income ETF, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the Shares who are authorized participants may acquire those Shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment Objectives
Simplify Aggregate Bond ETF	The Fund seeks to maximize total return.
Simplify Barrier Income ETF	The Fund seeks to provide monthly income.
Simplify Bond Bull ETF	The Fund seeks to hedge interest rate movements arising from falling long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify China A Shares PLUS Income ETF	The Fund seeks capital appreciation and income.
Simplify Currency Strategy ETF	The Fund seeks capital gains.
Simplify Enhanced Income ETF	The Fund seeks to provide monthly income.
Simplify Health Care ETF	The Fund seeks long-term capital appreciation.
Simplify Hedged Equity ETF	The Fund seeks to provide long-term capital appreciation.
Simplify High Yield ETF	The Fund seeks to maximize current income by investing primarily in high-yield bonds through swaps on exchange traded funds while mitigating credit risk.
Simplify Interest Rate Hedge ETF	The Fund seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify Intermediate Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify MBS ETF	The Fund seeks to provide total return, consistent with preservation of capital and prudent investment management.
Simplify NEXT Intangible Core Index ETF	The Fund seeks to provide investment results that track, before fees and expenses, the performance of the Next Intangible Core Index.
Simplify Short Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Investment Objectives
Simplify Target 15 Distribution ETF	The Fund seeks to provide high monthly income.
Simplify Treasury Option Income ETF	The Fund seeks to provide monthly income.
Simplify US Equity PLUS Bitcoin Strategy ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Upside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Bitcoin Strategy PLUS Income ETF	The Fund seeks income and capital appreciation.
Simplify Gold Strategy PLUS Income ETF	The Fund seeks capital gains and income.
Simplify Multi-QIS Alternative ETF	The Fund seeks to provide positive absolute returns and income.
Simplify Volatility Premium ETF	The Fund seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while also seeking to mitigate extreme volatility.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Bitcoin Strategy PLUS Income ETF	Simplify Bitcoin Strategy PLUS Income Cayman Fund
Simplify Gold Strategy PLUS Income ETF	Simplify Gold Strategy PLUS Income Cayman Fund
Simplify Multi-QIS Alternative ETF	Simplify Multi-QIS Alternative Cayman Fund
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2025	% of Fund’s Consolidated Total Assets at June 30, 2025
Simplify Bitcoin Strategy PLUS Income ETF	September 30, 2022	$25,832,348	23.2%
Simplify Gold Strategy PLUS Income ETF	December 2, 2024	$6,883,966	24.0%
Simplify Multi-QIS Alternative ETF	July 11, 2023	$13,919,712	13.7%
Simplify Volatility Premium ETF	May 13, 2021	$357,721,146	23.2%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of a Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter options are valued based on prices provided by a broker.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swaptions are valued based on prices provided by a third-party pricing vendor that collects and aggregates market data to produce valuations. These securities are categorized as Level 2 in the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for each Fund based upon the three levels defined above:

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify Aggregate Bond ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$308,446,528	$—	$—	$308,446,528
U.S. Treasury Bills	14,624,231	—	—	14,624,231
Interest Rate Swaps	—	4,807,397	—	4,807,397
Futures	1,249,978	—	—	1,249,978
TOTAL	$324,320,737	$4,807,397	$—	$329,128,134

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,424,125)	$—	$—	$(1,424,125)
Interest Rate Swaps	—	(3,087,948)	—	(3,087,948)
TOTAL	$(1,424,125)	$(3,087,948)	$—	$(4,512,073)

Simplify Barrier Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	35,197,462	—	—	35,197,462
TOTAL	$35,197,462	$—	$—	$35,197,462

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	—	(614,810)	—	(614,810)
TOTAL	$—	$(614,810)	$—	$(614,810)

Simplify Bond Bull ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	161,896,568	—	—	161,896,568
Purchased Swaptions	—	69,480	—	69,480
TOTAL	$161,896,568	$69,480	$—	$161,966,048

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions	—	(9,561,842)	—	(9,561,842)
TOTAL	$—	$(9,561,842)	$—	$(9,561,842)

Simplify China A Shares PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	10,538,863	—	—	10,538,863
Purchased Options	414,419	—	—	414,419
Total Return Swaps	—	380,603	—	380,603
TOTAL	$10,953,282	$380,603	$—	$11,333,885

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(29,607)	—	—	(29,607)
TOTAL	$(29,607)	$—	$—	$(29,607)

Simplify Currency Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	14,592,835	—	—	14,592,835
Forward Foreign Currency Contracts	—	2,199,174	—	2,199,174
TOTAL	$14,592,835	$2,199,174	$—	$16,792,009

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(1,952,033)	$—	$(1,952,033)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

TOTAL	$—	$(1,952,033)	$—	$(1,952,033)

Simplify Enhanced Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$184,829,622	$—	$—	$184,829,622
Purchased Options	7,114,853	—	—	7,114,853
TOTAL	$191,944,475	$—	$—	$191,944,475

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(533,683)	—	—	(533,683)
TOTAL	$(533,683)	$—	$—	$(533,683)

Simplify Health Care ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	125,314,945	—	—	125,314,945
Money Market Funds	5,238,910	—	—	5,238,910
TOTAL	$130,553,855	$—	$—	$130,553,855

Simplify Hedged Equity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	347,482,339	—	—	347,482,339
Purchased Options	1,333,540	—	—	1,333,540
Money Market Funds	222,455	—	—	222,455
TOTAL	$349,038,334	$—	$—	$349,038,334

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(17,303,740)	—	—	(17,303,740)
TOTAL	$(17,303,740)	$—	$—	$(17,303,740)

Simplify High Yield ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	239,355,587	—	—	239,355,587
U.S. Exchange-Traded Funds	1,416,450	—	—	1,416,450
Purchased Options	262,500	287,982	—	550,482
Total Return Swaps	—	3,674,733	—	3,674,733
Money Market Funds	1,112,414	—	—	1,112,414
TOTAL	$242,146,951	$3,962,715	$—	$246,109,666

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(260,000)	—	—	(260,000)
Credit Default Swaps	—	(348,198)	—	(348,198)
Total Return Swaps	—	(424,548)	—	(424,548)
TOTAL	$(260,000)	$(772,746)	$—	$(1,032,746)

Simplify Interest Rate Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	95,437,242	—	—	95,437,242
U.S. Government Obligations	43,786,740	—	—	43,786,740
Purchased Swaptions	—	17,699,657	—	17,699,657
Written Swaptions	—	648,645	—	648,645
Interest Rate Swaps	—	2,458	—	2,458

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Money Market Funds	$337,138	$—	$—	$337,138
TOTAL	$139,561,120	$18,350,760	$—	$157,911,880

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions	—	(1,919,384)	—	(1,919,384)
TOTAL	$—	$(1,919,384)	$—	$(1,919,384)

Simplify Intermediate Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	150,546,663	—	—	150,546,663
Money Market Funds	145,315	—	—	145,315
Futures	8,336,338	—	—	8,336,338
TOTAL	$159,028,316	$—	$—	$159,028,316

Simplify MBS ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Agency Mortgage Backed Securities	—	1,368,412,936	—	1,368,412,936
U.S. Treasury Bills	1,350,058,900	—	—	1,350,058,900
Money Market Funds	733,778	—	—	733,778
TOTAL	$1,350,792,678	$1,368,412,936	$—	$2,719,205,614

Simplify NEXT Intangible Core Index ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	1,532,308	—	—	1,532,308
Money Market Funds	6,045	—	—	6,045
TOTAL	$1,538,353	$—	$—	$1,538,353

Simplify Short Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	664,907,406	—	—	664,907,406
Futures	11,989,733	—	—	11,989,733
TOTAL	$676,897,139	$—	$—	$676,897,139

Simplify Target 15 Distribution ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	47,955,131	—	—	47,955,131
TOTAL	$47,955,131	$—	$—	$47,955,131

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	—	(1,027,879)	—	(1,027,879)
TOTAL	$—	$(1,027,879)	$—	$(1,027,879)

Simplify Treasury Option Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	343,767,742	—	—	343,767,742
Futures	4,601,384	—	—	4,601,384
TOTAL	$348,369,126	$—	$—	$348,369,126

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(2,124,156)	—	—	(2,124,156)
TOTAL	$(2,124,156)	$—	$—	$(2,124,156)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify US Equity PLUS Bitcoin Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$74,530,081	$—	$—	$74,530,081
U.S. Treasury Bills	596,229	—	—	596,229
Money Market Funds	72,603	—	—	72,603
Futures	279,165	—	—	279,165
TOTAL	$75,478,078	$—	$—	$75,478,078

Simplify US Equity PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	80,084,303	—	—	80,084,303
Purchased Options	2,708,179	—	—	2,708,179
Money Market Funds	351,135	—	—	351,135
TOTAL	$83,143,617	$—	$—	$83,143,617

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(326,185)	—	—	(326,185)
TOTAL	$(326,185)	$—	$—	$(326,185)

Simplify US Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	85,853,706	—	—	85,853,706
Purchased Options	2,481,716	—	—	2,481,716
TOTAL	$88,335,422	$—	$—	$88,335,422

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(448,844)	—	—	(448,844)
TOTAL	$(448,844)	$—	$—	$(448,844)

Simplify US Equity PLUS Upside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	110,926,269	—	—	110,926,269
Purchased Options	4,907,740	—	—	4,907,740
Money Market Funds	1,172,677	—	—	1,172,677
TOTAL	$117,006,686	$—	$—	$117,006,686

Simplify Bitcoin Strategy PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	101,894,637	—	—	101,894,637
Purchased Options	8,268,125	—	—	8,268,125
Futures	516,580	—	—	516,580
TOTAL	$110,679,342	$—	$—	$110,679,342

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	—	(58,542,856)	—	(58,542,856)
Written Options	(282,150)	—	—	(282,150)
TOTAL	$(282,150)	$(58,542,856)	$—	$(58,825,006)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify Gold Strategy PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$26,255,909	$—	$—	26,255,909
Purchased Options	836,669	—	—	836,669
TOTAL	$27,092,578	$—	$—	$27,092,578

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	(71,754)	—	—	$(71,754)
Futures	(372,470)	—	—	(372,470)
TOTAL	$(444,224)	$—	$—	$(444,224)

Simplify Multi-QIS Alternative ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	82,163,757	—	—	82,163,757
U.S. Exchange-Traded Funds	7,566,932	—	—	7,566,932
Purchased Options	7,373,736	304,270	—	7,678,006
Total Return Swaps	—	1,297,161	—	1,297,161
Forward Foreign Currency Contracts	—	704,928	—	704,928
TOTAL	$97,104,425	$2,306,359	$—	$99,410,784

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	—	(3,403,663)	—	(3,403,663)
Written Options	—	(337,500)	—	(337,500)
Forward Foreign Currency Contracts	—	(789,347)	—	(789,347)
TOTAL	$—	$(4,530,510)	$—	$(4,530,510)

Simplify Volatility Premium ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	1,015,104,958	—	—	1,015,104,958
U.S. Exchange-Traded Funds	444,984,398	—	—	444,984,398
Purchased Options	68,910,516	—	—	68,910,516
Futures	12,152,960	—	—	12,152,960
TOTAL	$1,541,152,832	$—	$—	$1,541,152,832

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	—	(614,699,989)	—	(614,699,989)
Written Options	(4,000,000)	—	—	(4,000,000)
TOTAL	$(4,000,000)	$(614,699,989)	$—	$(618,699,989)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy to pay out dividends from net investment income monthly, except for Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify NEXT Intangible Core Index ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Upside Convexity ETF, Simplify Gold Strategy PLUS Income ETF and Simplify Multi-QIS Alternative ETF which pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Binary/Curve Option

OTC Options are complex instruments that have multiple components impacting the value of the options. The strike price, reference index, knock-in/knock-out rates, and observable/maturity dates are all inputs to the option value.

Binary Option		Put/Call	Description of option
USD Curve, September Strike Price 0.4%, Expires 9/30/25	Curve	Put	European curve option has 2 variables, strike rate and 30-5 year swap rate spread. On maturity date, the put option collects premium when the strike rate is above the 30- 5 year swap rate spread. This short put option put on in fund AGGH collects premium when the reverse is true, that is when the spread between 30-5 year swap rate is higher than 0.4% strike

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

SPX/USDJPY, Expires 7/18/25, <5690.9275/149.85	Equity Hybrid Binary	Put	Hybrid Binary European option has two knock-in components – SPX strike and a USD/JPY FX rate. The knock-in event occurs if both the SPX price is at or below the initial price and the USD/JPY FX rate is at or below the initial rate on maturity date.
RTY, Expires 1/26/26 90% Put/70% KO	Autocallable	Put	RTY option is an European barrier knock-out option, whereby there is an initial price and if the reference index falls below the 70% barrier, then the option is terminated. On maturity date, if the reference index is below the 90% strike price, then the option is exercised.
OTC SPX/RTY/NDX WOF 5/22/26 P100%/70% NC1 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 5/15/26, P100%/70% NC1 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/12/26, P100%/70% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/70% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

SPX/RTY/NDX WOF, Expires 6/26/26, P100%/70% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/5/26, P100%/75% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 75% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/12/26, P100%/75% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 75% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/18/26, P100%/75% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 75% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
SPX/RTY/NDX WOF, Expires 6/26/26, P100%/75% NC2 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 75% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, it becomes obligated (if the swaption is exercised) according to the terms of the underlying agreement.

When a Fund writes a swaption, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the written swaption expires, a Fund realizes a gain equal to the amount of the premium paid, which is included in realized gain (loss) on written swaptions in the Statement of Operations. If the written swaption is exercised or sold, the premium received is added to the proceeds or offset against amounts paid on the underlying security to determine the realized gain or loss, which is reported as gain (loss) on written swaptions in the Statements of Operations.

A Fund may also purchase swaptions which involve the payment of premium in exchange for an option to enter into an interest rate swap and credit default swap with specified terms and conditions on a future date. The purchaser has the right, but not the obligation, to enter into the new swap agreement. Periodic payments are typically made during the life of the swap agreement according to the terms of such agreement. Changes in value of purchased swaptions are reported as part of change in unrealized gain (loss) on investments in the Statements of Operations. When the purchased swaption is exercised, terminated, expires or is sold, a Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statements of Operations.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

Forward Foreign Exchange Currency Contracts

The Simplify Currency Strategy ETF and Simplify Multi-QIS Alternative ETF entered into forward foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between a Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2025 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Aggregate Bond ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$1,249,978	Unrealized depreciation on futures contracts*	$—
Interest Rate Contracts	Written options	$—	Written options	$1,424,125
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$4,807,397	Unrealized depreciation on OTC swaps	$3,097,948

Simplify Barrier Income ETF
Equity Contracts	Written options	$—	Written options	$614,810

Simplify Bond Bull ETF
Interest Rate Contracts	Investments, at value(1)	$69,480	Investments, at value(1)	$9,561,842

Simplify China A Shares PLUS Income ETF
Commodity Contracts	Investments, at value(2)	$1,800	Investments, at value(2)	$—
Equity Contracts	Investments, at value(2)	$412,619	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$7,192
Equity Contracts	Written options	$—	Written options	$22,415
Equity Contracts	Unrealized appreciation on OTC swaps	$380,603	Unrealized depreciation on OTC swaps	$—

Simplify Currency Strategy ETF
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$2,199,174	Unrealized depreciation on forward foreign currency contracts	$1,952,033

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Asset Derivatives		Liability Derivatives
Simplify Enhanced Income ETF
Commodity Contracts	Investments, at value(2)	$30,824	Investments, at value(2)	$—
Equity Contracts	Investments, at value(2)	$7,084,029	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$123,008
Equity Contracts	Written options	$—	Written options	$410,675

Simplify Hedged Equity ETF
Equity Contracts	Investments, at value(2)	$1,333,540	Investments, at value(2)	$—
Equity Contracts	Written options	$—	Written options	$17,303,740

Simplify High Yield ETF
Equity Contracts	Investments, at value(2)	$262,500	Investments, at value(2)	$—
Equity Contracts	Written options	$—	Written options	$260,000
Foreign Exchange Contracts	Investments, at value(2)	$287,982	Investments, at value(2)	$—
Credit Contracts	Unrealized appreciation on Centrally Cleared swaps	$—	Unrealized depreciation on Centrally Cleared swaps	$348,198
Equity Contracts	Unrealized appreciation on OTC swaps	$604,684	Unrealized depreciation on OTC swaps	$424,548
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$3,070,049	Unrealized depreciation on OTC swaps	$—

Simplify Interest Rate Hedge ETF
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$2,458	Unrealized depreciation on OTC swaps	$—
Interest Rate Contracts	Investments, at value(1)	$17,699,657	Investments, at value(1)	$1,919,384
Interest Rate Contracts	Written options(3)	$—	Written options(3)	$648,645

Simplify Intermediate Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$8,336,338	Unrealized depreciation on futures contracts*	$—

Simplify Short Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$11,989,733	Unrealized depreciation on futures contracts*	$—

Simplify Target 15 Distribution ETF
Interest Rate Contracts	Unrealized appreciation on written swaption contracts*	$—	Unrealized depreciation on written swaption contracts*	$1,027,879

Simplify Treasury Option Income ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$4,601,384	Unrealized depreciation on futures contracts*	$—
Interest Rate Contracts	Written options	$—	Written options	$2,124,156

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Asset Derivatives		Liability Derivatives
Simplify US Equity PLUS Bitcoin Strategy ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$279,165	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS Convexity ETF
Commodity Contracts	Investments, at value(2)	$10,059	Investments, at value(2)	$—
Equity Contracts	Investments, at value(2)	$2,698,120	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$40,160
Equity Contracts	Written options	$—	Written options	$286,025

Simplify US Equity PLUS Downside Convexity ETF
Commodity Contracts	Investments, at value(2)	$7,140	Investments, at value(2)	$—
Equity Contracts	Investments, at value(2)	$2,474,576	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$28,504
Equity Contracts	Written options	$—	Written options	$420,340

Simplify US Equity PLUS Upside Convexity ETF
Equity Contracts	Investments, at value(2)	$4,907,740	Investments, at value(2)	$—

Simplify Bitcoin Strategy PLUS Income ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$516,580	Unrealized depreciation on futures contracts*	$—
Commodity Contracts	Investments, at value(2)	$4,249,361	Investments, at value(2)	$—
Equity Contracts	Investments, at value(2)	$4,018,764	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$65,360
Equity Contracts	Written options	$—	Written options	$216,790

Simplify Gold Strategy PLUS Income ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$372,470
Equity Contracts	Investments, at value(2)	$832,059	Investments, at value(2)	$—
Equity Contracts	Written options	$—	Written options	$53,290
Commodity Contracts	Investments, at value(2)	$4,610	Investments, at value(2)	$—
Commodity Contracts	Written options	$—	Written options	$18,464

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Asset Derivatives		Liability Derivatives
Simplify Multi-QIS Alternative ETF
Equity Contracts	Investments, at value(2)	$7,731,841	Investments, at value(2)	$—
Commodity Contracts	Unrealized appreciation on OTC swaps	$113,524	Unrealized depreciation on OTC swaps	$2,877,974
Foreign Exchange Contracts	Unrealized appreciation on OTC swaps	$194,882	Unrealized depreciation on OTC swaps	$36,398
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$174,604	Unrealized depreciation on OTC swaps	$18,247
Equity Contracts	Unrealized appreciation on OTC swaps	$814,151	Unrealized depreciation on OTC swaps	$471,044
Equity Contracts	Written options	$—	Written options	$337,500
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$704,927	Unrealized depreciation on forward foreign currency contracts	$789,346

Simplify Volatility Premium ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$6,598,902	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Unrealized appreciation on futures contracts*	$5,554,058	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Investments, at value(2)	$68,910,516	Investments, at value(2)	$—
Interest Rate Contracts	Written options	$—	Written options	$4,000,000

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
(3)	Written swaption contracts are included in Written Options within the Statement of Assets and Liabilities.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$(944,031)	$—
Simplify China A Shares PLUS Income ETF	Equity	317,679	120,293
Simplify China A Shares PLUS Income ETF	Commodity	(51,158)	(783)
Simplify Enhanced Income ETF	Equity	(10,874,943)	2,286,864
Simplify Enhanced Income ETF	Commodity	(1,618,999)	48,940
Simplify Enhanced Income ETF	Interest Rate	(465,991)	—
Simplify Hedged Equity ETF	Equity	(5,414,593)	(4,090,641)
Simplify Hedged Equity ETF	Interest Rate	(1,705)	—
Simplify High Yield ETF	Equity	(2,524,187)	(488,574)
Simplify High Yield ETF	Foreign Exchange	491,610	245,483
Simplify Treasury Option Income ETF	Interest Rate	(1,025,902)	—
Simplify US Equity PLUS Convexity ETF	Equity	(2,622,840)	556,879

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify US Equity PLUS Convexity ETF	Commodity	$(278,611)	$(4,382)
Simplify US Equity PLUS Downside Convexity ETF	Equity	4,037,749	488,084
Simplify US Equity PLUS Downside Convexity ETF	Commodity	(280,341)	(3,111)
Simplify US Equity PLUS Upside Convexity ETF	Equity	807,881	2,738,149
Simplify US Equity PLUS Upside Convexity ETF	Commodity	(13,427)	—
Simplify Bitcoin Strategy PLUS Income ETF	Equity	(5,849,218)	1,215,248
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	(1,296,813)	550,236
Simplify Bitcoin Strategy PLUS Income ETF	Interest Rate	(52,365)	—
Simplify Gold Strategy PLUS Income ETF	Equity	1,639,237	254,929
Simplify Gold Strategy PLUS Income ETF	Commodity	(73,520)	(2,002)
Simplify Multi-QIS Alternative ETF	Equity	(7,000,153)	2,380,435
Simplify Multi-QIS Alternative ETF	Interest Rate	(58,528)	—
Simplify Volatility Premium ETF	Equity	17,301,829	22,182,920
Simplify Volatility Premium ETF	Interest Rate	(754,463)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$2,401,423	$1,719,449
Simplify China A Shares PLUS Income ETF	Equity	1,010,699	380,603
Simplify High Yield ETF	Equity	2,659,820	860,603
Simplify High Yield ETF	Interest Rate	6,729,829	3,241,565
Simplify High Yield ETF	Credit	61,711	(415,005)
Simplify Interest Rate Hedge ETF	Interest Rate	—	535
Simplify Multi-QIS Alternative ETF	Equity	(2,657,152)	620,586
Simplify Multi-QIS Alternative ETF	Commodity	(7,228,961)	(3,146,548)
Simplify Multi-QIS Alternative ETF	Foreign Exchange	(2,104,050)	74,028
Simplify Multi-QIS Alternative ETF	Credit	(66,892)	(48,339)
Simplify Multi-QIS Alternative ETF	Interest Rate	(3,807,721)	5,936

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased swaption contracts (b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Bond Bull ETF	Interest Rate	$(4,500)	$(9,492,362)
Simplify Interest Rate Hedge ETF	Interest Rate	$16,060,753	$(5,280,048)

(b)	Purchased Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$(2,006,308)	$950,435
Simplify Intermediate Term Treasury Futures Strategy ETF	Interest Rate	(8,766,339)	7,010,089
Simplify Short Term Treasury Futures Strategy ETF	Interest Rate	15,658,542	4,306,154
Simplify Treasury Option Income ETF	Equity	(460)	—
Simplify Treasury Option Income ETF	Interest Rate	(1,120,569)	4,601,384
Simplify US Equity PLUS Bitcoin Strategy ETF	Equity	251,606	270,266
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	11,647,343	1,591,527
Simplify Gold Strategy PLUS Income ETF	Commodity	5,138,645	(372,470)
Simplify Multi-QIS Alternative ETF	Equity	460,451	—
Simplify Volatility Premium ETF	Equity	(86,345,384)	4,522,338
Simplify Volatility Premium ETF	Commodity	(949,482)	—
Simplify Volatility Premium ETF	Interest Rate	(7,234,135)	6,598,902

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Equity	$37,500	$—
Simplify Aggregate Bond ETF	Interest Rate	(4,265,442)	1,156,357
Simplify Barrier Income ETF	Equity	1,703,180	33,045
Simplify China A Shares PLUS Income ETF	Equity	(26,962)	7,071
Simplify China A Shares PLUS Income ETF	Commodity	129,376	2,658
Simplify Enhanced Income ETF	Equity	1,772,493	(116,992)
Simplify Enhanced Income ETF	Commodity	3,223,739	(140,875)
Simplify Enhanced Income ETF	Interest Rate	739,716	—
Simplify Hedged Equity ETF	Equity	5,671,387	(9,216,343)
Simplify High Yield ETF	Equity	1,977,013	478,202
Simplify Interest Rate Hedge ETF	Interest Rate	—	648,645
Simplify Target 15 Distribution ETF	Equity	2,238,675	289,430
Simplify Treasury Option Income ETF	Interest Rate	(8,165,016)	841,102
Simplify US Equity PLUS Convexity ETF	Equity	793,891	(16,354)
Simplify US Equity PLUS Convexity ETF	Commodity	623,848	14,922
Simplify US Equity PLUS Downside Convexity ETF	Equity	(2,962,638)	30,756
Simplify US Equity PLUS Downside Convexity ETF	Commodity	497,220	10,597
Simplify US Equity PLUS Upside Convexity ETF	Equity	(681,954)	(29,330)
Simplify US Equity PLUS Upside Convexity ETF	Commodity	46,309	—
Simplify Bitcoin Strategy PLUS Income ETF	Equity	6,929,150	48,498
Simplify Bitcoin Strategy PLUS Income ETF	Commodity	1,547,725	5,749
Simplify Bitcoin Strategy PLUS Income ETF	Interest Rate	78,888	—
Simplify Gold Strategy PLUS Income ETF	Equity	61,093	17,075
Simplify Gold Strategy PLUS Income ETF	Commodity	159,857	6,742
Simplify Multi-QIS Alternative ETF	Equity	7,500,210	224,261
Simplify Volatility Premium ETF	Equity	17,307,917	(85,946)
Simplify Volatility Premium ETF	Interest Rate	26,968,419	2,683,117

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Currency Strategy ETF	Foreign Exchange	$(575,050)	$(247,142)
Simplify Multi-QIS Alternative ETF	Foreign Exchange	$19,360	$(84,419)

For the year ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Aggregate Bond ETF	$27,500	$—	$—	$63,810,747	$(811,697)	$106,900,000
Simplify Barrier Income ETF	—	—	—	—	(614,810)	—
Simplify Bond Bull ETF	—	2,258,333,333	—	—	—	—
Simplify China A Shares PLUS Income ETF	263,793	—	—	—	(125,710)	(10,879,238)
Simplify Currency Strategy ETF	—	—	252,933	—	—	—
Simplify Enhanced Income ETF	2,163,559	—	—	—	(1,884,585)	—
Simplify Health Care ETF	—	—	—	—	—	—
Simplify Hedged Equity ETF	3,148,162	—	—	—	(5,215,418)	—
Simplify High Yield ETF	122,264	—	—	—	(57,574)	175,574,600
Simplify Interest Rate Hedge ETF	—	1,833,000,000	—	—	—	10,000
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—	—	360,300,881	—	—
Simplify MBS ETF	—	—	—	—	—	—
Simplify NEXT Intangible Core Index ETF	—	—	—	—	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—	—	3,120,863,319	—	—
Simplify Target 15 Distribution ETF	—	—	—	—	(1,027,879)	—
Simplify Treasury Option Income ETF	30,938	—	—	37,369,063	(1,058,325)	—
Simplify US Equity PLUS Bitcoin Strategy ETF	—	—	—	5,090,735	—	—
Simplify US Equity PLUS Convexity ETF	1,320,331	—	—	—	(606,004)	—
Simplify US Equity PLUS Downside Convexity ETF	1,573,425	—	—	—	(931,240)	—
Simplify US Equity PLUS Upside Convexity ETF	1,381,041	—	—	—	(45,953)	—
Simplify Bitcoin Strategy PLUS Income ETF	1,906,332	—	—	38,184,085	(694,388)	—
Simplify Gold Strategy PLUS Income ETF	346,829	—	—	29,306,607	(132,836)	—
Simplify Multi-QIS Alternative ETF	2,039,977	—	(16,884)	(395,728)	(928,829)	312,190,601
Simplify Volatility Premium ETF	22,310,831	—	—	170,322,609	(17,087,836)	—

Certain Funds enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things,

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by a Fund as of June 30, 2025:

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Barrier Income ETF
HSBC Bank	$90,470	$—	$—	—	$90,470
Morgan Stanley Capital Services LLC	16,840	—	$—	(16,840)	—
Nomura Securities	507,500	—	—	—	507,500
	$614,810	$—	$—	$(16,840)	$597,970

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Bond Bull ETF
Bank of America NA	$69,480	$—	$—	$—	$69,480
	$69,480	$—	$—	$—	$69,480

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Bond Bull ETF
Goldman Sachs International	$6,903,605	$—	$—	$(6,903,605)	$—
Morgan Stanley Capital Services LLC	1,759,638	—	—	(1,759,638)	—
Nomura Securities	898,599	—	—	(898,599)	—
	$9,561,842	$—	$—	$(9,561,842)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify China A Shares PLUS Income ETF
Bank of America NA	$380,603	$—	$—	$(380,603)	$—
	$380,603	$—	$—	$(380,603)	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify High Yield ETF
Bank of America NA	$919,098	$—	$—	$(919,098)	$—
Goldman Sachs International	843,555	—	—	(843,555)	—
Morgan Stanley Capital Services LLC	1,912,080	(424,548)	—	(1,487,532)	—
	$3,674,733	$(424,548)	$—	$(3,250,185)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify High Yield ETF
Morgan Stanley Capital Services LLC	$424,548	$(424,548)	$—	$—	$—
	$424,548	$(424,548)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received(2)	Non-Cash Collateral Received(2)	Net Amount of Derivatives Assets
Simplify Interest Rate Hedge ETF
Goldman Sachs International	$1,044,480	$(843,623)	$—	$(200,857)	$—
Morgan Stanley Capital Services LLC	17,303,822	—	—	(5,336,778)	11,967,044
	$18,348,302	$(843,623)	$—	$(5,537,635)	$11,967,044

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Liabilities
Simplify Interest Rate Hedge ETF
Barclays Bank PLC	$359,543	$—	$—	$—	$359,543
Goldman Sachs International	843,623	(843,623)	—	—	—
JP Morgan Chase & Co.	716,218	—	—	(716,218)	—
	$1,919,384	$(843,623)	$—	$(716,218)	$359,543

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Multi-QIS Alternative ETF
Bank of America NA	$55,460	$(55,460)	$—	$—	$—
Citibank	20,021	(13,259)	—	(6,762)	—
Deutsche Bank	45,494	—	—	(45,494)	—
Goldman Sachs International	16,682	(16,315)	—	(367)	—
JP Morgan Chase & Co.	82,981	—	—	(82,981)	—
Macquarie Bank	74,868	(70,810)	—	(4,058)	—
Morgan Stanley Capital Services LLC	723,434	(320,059)	—	(403,375)	—
Nomura Securities	123,838	(18,247)	—	(105,591)	—
Societe Generale	87,976	—	—	(87,976)	—
UBS	66,407	(11,029)	—	(55,378)	—
	$1,297,161	$(505,179)	$—	$(791,982)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Multi-QIS Alternative ETF
Bank of America NA	$2,942,048	$(55,460)	$—	$(2,886,588)	$—
BNP Paribas	11,896	—	—	(11,896)	—
Citibank	13,259	(13,259)	—	—	—
Goldman Sachs International	16,315	(16,315)	—	—	—
Macquarie Bank	70,810	(70,810)	—	—	—
Morgan Stanley Capital Services LLC	320,059	(320,059)	—	—	—
Nomura Securities	18,247	(18,247)	—	—	—
UBS	11,029	(11,029)	—	—	—
	$3,403,663	$(505,179)	$—	$(2,898,484)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Target 15 Distribution ETF
HSBC Bank	$257,000	$—	$—	$(257,000)	$—
Nomura Securities	63,279	—	—	(63,279)	—
Nomura Securities	707,600	—	—	(494,690)	212,910
	$1,027,879	$—	$—	$(814,969)	$212,910

5. Reverse Repurchase Agreements

The Funds are subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Bitcoin Strategy PLUS Income ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$58,542,856	$—	$58,542,856	$58,542,856	$58,542,856	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Volatility Premium ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$614,699,989	$—	$614,699,989	$614,699,989	$614,699,989	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Reverse repurchase agreements involve the sale of securities held by the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Volatility Premium ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Funds may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Funds to counterparties are reflected as a liability on the Consolidated Statements of Assets and Liabilities. Interest payments made by the Funds to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statements of Operations. Borrowing may cause the Funds to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Funds are subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Funds is insufficient or there are delays in the Funds’ ability to access such collateral, the value of an investment in the Funds may decline. For the year ended June 30, 2025, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Bitcoin Strategy PLUS Income ETF were $46,794,937 and 4.75%, respectively, and for Simplify Volatility Premium ETF $762,980,390 and 4.84%, respectively.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Bitcoin Strategy PLUS Income ETF liability as of June 30, 2025:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$58,542,856	$—	$58,542,856

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Volatility Premium ETF liability as of June 30, 2025:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$614,699,989	$—	$614,699,989

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Fund	Management Fee
Simplify Aggregate Bond ETF	0.50%
Simplify Barrier Income ETF	0.75%
Simplify Bond Bull ETF	0.50%
Simplify China A Shares PLUS Income ETF	0.88%
Simplify Currency Strategy ETF	0.75%
Simplify Enhanced Income ETF	0.50%
Simplify Health Care ETF	0.50%
Simplify Hedged Equity ETF	0.50%
Simplify High Yield ETF	0.50%
Simplify Interest Rate Hedge ETF	0.50%
Simplify Intermediate Term Treasury Futures Strategy ETF	0.25%
Simplify MBS ETF	0.25%
Simplify NEXT Intangible Core Index ETF	0.25%
Simplify Short Term Treasury Futures Strategy ETF	0.25%
Simplify Target 15 Distribution ETF	0.75%
Simplify Treasury Option Income ETF	0.35%
Simplify US Equity PLUS Bitcoin Strategy ETF	0.50%
Simplify US Equity PLUS Convexity ETF	0.50%
Simplify US Equity PLUS Downside Convexity ETF	0.50%
Simplify US Equity PLUS Upside Convexity ETF	0.50%
Simplify Bitcoin Strategy PLUS Income ETF	0.85%
Simplify Gold Strategy PLUS Income ETF	0.50%
Simplify Multi-QIS Alternative ETF	1.00%
Simplify Volatility Premium ETF	0.50%

The Adviser for the Fund below has contractually agreed, until at least October 31, 2025, to waive its management fees to 0.25% of the Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2025, the Adviser waived fees of the Funds as follows:

Fund	Fees Waived
Simplify Aggregate Bond ETF	$667,643

The Adviser for the Fund below has contractually agreed, until at least February 12, 2026, to waive its management fees to 0.25% of the Fund’s average daily assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2025, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify High Yield ETF	$358,952

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

The Adviser for the Funds below has contractually agreed, until at least October 31, 2025, to waive its management fees to 0.15% of each Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2025, the Adviser waived fees of each Fund as follows:

Fund	Fees Waived
Simplify Intermediate Term Treasury Futures Strategy ETF	$119,477
Simplify MBS ETF	1,435,131
Simplify Short Term Treasury Futures Strategy ETF	609,258

The Adviser for the Fund below has contractually agreed, until at least October 31, 2025, to waive its management fees to 0.40% of the Fund’s average daily net assets. For the year ended June 30, 2025, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify Hedged Equity ETF	$228,813

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b- 1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of a Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$338,067,914	$303,908,165
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	—	—
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	326,837,779	318,537,249
Simplify Hedged Equity ETF	26,632,088	13,675,854
Simplify High Yield ETF	34,732,490	33,748,583
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify MBS ETF	—	13
Simplify NEXT Intangible Core Index ETF	856,956	537,952
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Target 15 Distribution ETF	—	—
Simplify Treasury Option Income ETF	—	—
Simplify US Equity PLUS Bitcoin Strategy ETF	15,007,700	11,381,150
Simplify US Equity PLUS Convexity ETF	5,969,423	11,422,136
Simplify US Equity PLUS Downside Convexity ETF	13,342,294	15,463,811
Simplify US Equity PLUS Upside Convexity ETF	127,548,360	45,905,604
Simplify Bitcoin Strategy PLUS Income ETF	—	—
Simplify Gold Strategy PLUS Income ETF	1,020,483	1,020,598
Simplify Multi-QIS Alternative ETF	12,035,656	4,049,077

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Purchases	Sales
Simplify Volatility Premium ETF	2,023,199,720	1,812,582,893

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$82,194,942	$12,811,822
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	—	—
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	122,849,504	122,247,464
Simplify Hedged Equity ETF	287,179,151	155,351,463
Simplify High Yield ETF	—	—
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify MBS ETF	—	—
Simplify NEXT Intangible Core Index ETF	694,415	2,431,372
Simplify Target 15 Distribution ETF	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Treasury Option Income ETF	—	—
Simplify US Equity PLUS Bitcoin Strategy ETF	84,643,691	40,819,970
Simplify US Equity PLUS Convexity ETF	24,367,045	21,630,699
Simplify US Equity PLUS Downside Convexity ETF	70,712,386	104,501,989
Simplify US Equity PLUS Upside Convexity ETF	37,358,266	18,575,554
Simplify Bitcoin Strategy PLUS Income ETF	—	—
Simplify Gold Strategy PLUS Income ETF	—	—
Simplify Multi-QIS Alternative ETF	—	—
Simplify Volatility Premium ETF	—	—

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$535,772,238	$541,289,085
Simplify Interest Rate Hedge ETF	—	6,755,961
Simplify MBS ETF	19,732,522,983	19,104,729,410
Simplify Volatility Premium ETF	—	100,000

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares or 10,000 shares in the case of Simplify Bitcoin Strategy PLUS Income ETF (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on their respective exchange on each day that the exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on their respective exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Funds’ custodian when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

9. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Aggregate Bond ETF	$(132,310)	$132,310
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	—	—
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	1,808,785	(1,808,785)
Simplify Health Care ETF	(13,732,061)	13,732,061
Simplify Hedged Equity ETF	(19,269,638)	19,269,638
Simplify High Yield ETF	—	—
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify MBS ETF	—	—
Simplify NEXT Intangible Core Index ETF	(230,067)	230,067
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Target 15 Distribution ETF	—	—
Simplify Treasury Option Income ETF	—	—
Simplify US Equity PLUS Bitcoin Strategy ETF	(4,807,966)	4,807,966
Simplify US Equity PLUS Convexity ETF	(5,540,026)	5,540,026
Simplify US Equity PLUS Downside Convexity ETF	(14,409,216)	14,409,216
Simplify US Equity PLUS Upside Convexity ETF	(966,251)	966,251
Simplify Bitcoin Strategy PLUS Income ETF	1,591,530	(1,591,530)
Simplify Gold Strategy PLUS Income ETF	(372,340)	372,340
Simplify Multi-QIS Alternative ETF	13,396,814	(13,396,814)
Simplify Volatility Premium ETF	126,158,414	(126,158,414)

The tax character of dividends and distributions declared for the year/period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$9,356,735	$—	$10,913,767
Simplify Barrier Income ETF	707,001	—	—
Simplify Bond Bull ETF	2,051,251	—	—
Simplify China A Shares PLUS Income ETF	90,000	—	—
Simplify Currency Strategy ETF	167,072	—	159,179
Simplify Enhanced Income ETF	14,816,751	—	6,963,751
Simplify Health Care ETF	677,797	—	—
Simplify Hedged Equity ETF	3,789,501	—	—
Simplify High Yield ETF	16,269,523	—	—
Simplify Interest Rate Hedge ETF	5,568,494	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	5,351,475	—	—
Simplify MBS ETF	64,435,827	—	22,181,637

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify NEXT Intangible Core Index ETF	$54,898	$—	$—
Simplify Short Term Treasury Futures Strategy ETF	27,674,130	—	—
Simplify Target 15 Distribution ETF	1,122,001	—	—
Simplify Treasury Option Income ETF	10,942,094	652,069	8,307,884
Simplify US Equity PLUS Bitcoin Strategy ETF	440,000	—	—
Simplify US Equity PLUS Convexity ETF	716,500	—	—
Simplify US Equity PLUS Downside Convexity ETF	1,088,500	—	—
Simplify US Equity PLUS Upside Convexity ETF	580,268	—	—
Simplify Bitcoin Strategy PLUS Income ETF	12,718,611	218,540	—
Simplify Gold Strategy PLUS Income ETF	517,501	—	—
Simplify Multi-QIS Alternative ETF	2,504,782	—	—
Simplify Volatility Premium ETF	37,860,732	46,232,210	97,126,311

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$6,394,098	$—	$8,368,404
Simplify Enhanced Income ETF	15,459,476	78,652	7,633,526
Simplify Health Care ETF	490,865	—	—
Simplify Hedged Equity ETF	3,828,551	2,291,933	—
Simplify High Yield ETF	4,715,001	—	—
Simplify Interest Rate Hedge ETF	9,178,055	66,928,543	—
Simplify Intermediate Term Treasury Futures Strategy ETF	2,051,789	—	—
Simplify MBS ETF	13,271,970	—	2,807,611
Simplify NEXT Intangible Core Index ETF	5,000	—	—
Simplify Short Term Treasury Futures Strategy ETF	28,690,445	—	—
Simplify Treasury Option Income ETF	3,918,784	15,392	2,109,218
Simplify US Equity PLUS Bitcoin Strategy ETF	41,389	—	93,611
Simplify US Equity PLUS Convexity ETF	874,943	—	—
Simplify US Equity PLUS Downside Convexity ETF	1,085,380	—	407,750
Simplify US Equity PLUS Upside Convexity ETF	81,193	—	—
Simplify Bitcoin Strategy PLUS Income ETF	8,229,546	166,512	—
Simplify Multi-QIS Alternative ETF	4,209,252	—	—
Simplify Volatility Premium ETF	103,075,545	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Aggregate Bond ETF	$—	$—	$—	$7,281,183	$(4,843,107)	$—	$2,438,076
Simplify Barrier Income ETF	1,226,134	—	—	31,432	—	—	1,257,566
Simplify Bond Bull ETF	444,109	—	—	(9,489,595)	(883)	—	(9,046,369)
Simplify China A Shares PLUS Income ETF	1,706,402	242,989	—	1,907	—	—	1,951,298
Simplify Currency Strategy ETF	—	—	—	(52,132)	—	(275,901)	(328,033)
Simplify Enhanced Income ETF	—	—	—	33,459	(4,877,317)	—	(4,843,858)
Simplify Health Care ETF	206,892	—	—	3,060,531	(22,539,424)	—	(19,272,001)
Simplify Hedged Equity ETF	—	—	(24,895,130)	24,262,593	(9,333,385)	—	(9,965,922)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify High Yield ETF	$2,883,604	$—	$—	$(608,347)	$—	$—	$2,275,257
Simplify Interest Rate Hedge ETF	3,152,582	8,827,343	—	16,503,254	—	—	28,483,179
Simplify Intermediate Term Treasury Futures Strategy ETF	218,006	—	—	(6,147)	(29,275,268)	—	(29,063,409)
Simplify MBS ETF	—	—	—	20,030,883	—	(18,403,719)	1,627,164
Simplify NEXT Intangible Core Index ETF	366	—	—	188,465	—	(9,148)	179,683
Simplify Short Term Treasury Futures Strategy ETF	640,890	—	—	(16,683)	(33,551,874)	—	(32,927,667)
Simplify Target 15 Distribution ETF	1,396,658	—	—	286,136	—	—	1,682,794
Simplify Treasury Option Income ETF	—	—	—	(14,158)	—	(5,713,364)	(5,727,522)
Simplify US Equity PLUS Bitcoin Strategy ETF	—	—	—	3,062,658	(3,711,888)	—	(649,230)
Simplify US Equity PLUS Convexity ETF	—	—	(1,057,006)	17,412,889	(5,275,301)	—	11,080,582
Simplify US Equity PLUS Downside Convexity ETF	—	—	(7,621,110)	7,497,122	(46,132,275)	—	(46,256,263)
Simplify US Equity PLUS Upside Convexity ETF	1,726,141	1,843,282	(788,054)	2,100,333	—	—	4,881,702
Simplify Bitcoin Strategy PLUS Income ETF	14,114,531	—	—	1,083,939	—	—	15,198,470
Simplify Gold Strategy PLUS Income ETF	5,554,498	1,150,365	—	(368,361)	—	—	6,336,502
Simplify Multi-QIS Alternative ETF	133,977	335,558	—	(17,547)	—	—	451,988
Simplify Volatility Premium ETF	—	—	—	(401,147)	—	—	(401,147)

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral and Subpart F income.

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$317,489,418	$10,910,310	$(3,629,127)	$7,281,183
Simplify Barrier Income ETF	35,199,075	34,682	(3,250)	31,432
Simplify Bond Bull ETF	161,893,802	9,564,608	(19,054,203)	(9,489,595)
Simplify China A Shares PLUS Income ETF	10,954,034	11,062,558	(11,060,651)	1,907
Simplify Currency Strategy ETF	14,593,086	1,951,998	(2,004,130)	(52,132)
Simplify Enhanced Income ETF	191,956,861	63,894	(30,435)	33,459
Simplify Health Care ETF	127,493,324	14,130,478	(11,069,947)	3,060,531
Simplify Hedged Equity ETF	324,775,741	24,895,131	(632,538)	24,262,593
Simplify High Yield ETF	242,721,748	346,447,197	(347,055,544)	(608,347)
Simplify Interest Rate Hedge ETF	139,528,766	16,505,520	(2,266)	16,503,254
Simplify Intermediate Term Treasury Futures Strategy ETF	150,693,223	—	(6,147)	(6,147)
Simplify MBS ETF	2,699,174,731	20,068,105	(37,222)	20,030,883
Simplify NEXT Intangible Core Index ETF	1,349,888	249,682	(61,217)	188,465
Simplify Short Term Treasury Futures Strategy ETF	664,904,481	18,049	(34,732)	(16,683)
Simplify Target 15 Distribution ETF	47,958,425	289,477	(3,341)	286,136
Simplify Treasury Option Income ETF	343,762,293	9,081	(23,239)	(14,158)
Simplify US Equity PLUS Bitcoin Strategy ETF	72,136,255	3,119,771	(57,113)	3,062,658
Simplify US Equity PLUS Convexity ETF	65,745,651	17,685,004	(272,115)	17,412,889
Simplify US Equity PLUS Downside Convexity ETF	80,845,787	7,628,598	(131,476)	7,497,122
Simplify US Equity PLUS Upside Convexity ETF	114,906,353	7,279,993	(5,179,660)	2,100,333
Simplify Bitcoin Strategy PLUS Income ETF	109,619,616	1,601,660	(517,721)	1,083,939
Simplify Gold Strategy PLUS Income ETF	27,095,212	7,409	(375,770)	(368,361)
Simplify Multi-QIS Alternative ETF	97,561,110	187,298	(204,845)	(17,547)
Simplify Volatility Premium ETF	1,523,763,494	46,015,779	(46,416,926)	(401,147)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

The following Funds utilized the following amounts of capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025 as follows:

Fund	Amount
Simplify Hedged Equity ETF	$6,677,207
Simplify High Yield ETF	4,190,589
Simplify MBS ETF	2,812,226
Simplify Short Term Treasury Futures Strategy ETF	20,124,462
Simplify US Equity PLUS Bitcoin Strategy ETF	779,573
Simplify US Equity PLUS Downside Convexity ETF	8,113,410
Simplify US Equity PLUS Upside Convexity ETF	387,201
Simplify Multi-QIS Alternative ETF	112,607
Simplify Volatility Premium ETF	14,271,665

At June 30, 2025, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Aggregate Bond ETF	$1,811,021	$3,032,086	$4,843,107
Simplify Bond Bull ETF	883	—	883
Simplify Enhanced Income ETF	4,365,601	511,716	4,877,317
Simplify Health Care ETF	20,410,281	2,129,143	22,539,424
Simplify Hedged Equity ETF	3,679,463	5,653,922	9,333,385
Simplify Intermediate Term Treasury Futures Strategy ETF	12,740,047	16,535,221	29,275,268
Simplify Short Term Treasury Futures Strategy ETF	13,299,181	20,252,693	33,551,874
Simplify US Equity PLUS Bitcoin Strategy ETF	1,556,605	2,155,283	3,711,888
Simplify US Equity PLUS Convexity ETF	2,680,437	2,594,864	5,275,301
Simplify US Equity PLUS Downside Convexity ETF	31,199,961	14,932,314	46,132,275

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of each Fund’s next taxable year. As of tax year-end June 30, 2025, the Funds will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Currency Strategy ETF	$—	$275,901
Simplify MBS ETF	18,403,719	—
Simplify NEXT Intangible Core Index ETF	9,148	—
Simplify Treasury Option Income ETF	5,713,364	—

10. Segment Reporting

Each Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of each Fund. The CODM reviews the operating results of each Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

11. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and, except as noted above, has determined that there are no other subsequent events that require adjustment to, or disclosure in, the financial statements.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statements of operations or consolidated statements of operations, the consolidated statements of cash flows, the statements of changes in net assets or consolidated statements of changes in net assets, the financial highlights or consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2025, the results of their operations and their cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Cash Flows	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Simplify Aggregate Bond ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Barrier Income ETF	Not applicable	For the period from April 14, 2025 (commencement of operations) through June 30, 2025
Simplify Bond Bull ETF (formerly Simplify Downside Interest Rate Hedge Strategy ETF)	Not applicable	For the period from December 9, 2024 (commencement of operations) through June 30, 2025
Simplify China A Shares PLUS Income ETF	Not applicable	For the period from January 13, 2025 (commencement of operations) through June 30, 2025
Simplify Currency Strategy ETF	Not applicable	For the period from February 3, 2025 (commencement of operations) through June 30, 2025
Simplify Enhanced Income ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025 and 2024, and for the period from October 28, 2022 (commencement of operations) through June 30, 2023
Simplify Health Care ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from October 8, 2021 (commencement of operations) through June 30, 2022
Simplify Hedged Equity ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from November 2, 2021 (commencement of operations) through June 30, 2022
Simplify High Yield ETF (formerly Simplify High Yield PLUS Credit Hedge ETF)	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Interest Rate Hedge ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, 2023, and 2022, and for the period from May 11, 2021 (commencement of operations) through June 30, 2021
Simplify Intermediate Term Treasury Futures Strategy ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from September 28, 2021 (commencement of operations) through June 30, 2022

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Simplify MBS ETF	Not applicable	For the year ended June 30, 2025	For the year ended June 30, 2025, and for the period from November 7, 2023 (commencement of operations) through June 30, 2024
Simplify NEXT Intangible Core Index ETF	Not applicable	For the year ended June 30, 2025	For the year ended June 30, 2025, and for the period from April 16, 2024 (commencement of operations) through June 30, 2024
Simplify Short Term Treasury Futures Strategy ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025 and 2024, and for the period from November 15, 2022 (commencement of operations) through June 30, 2023
Simplify Target 15 Distribution ETF	Not applicable	For the period from April 14, 2025 (commencement of operations) through June 30, 2025
Simplify Treasury Option Income ETF (formerly Simplify Stable Income ETF)	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025 and 2024, and for the period from October 28, 2022 (commencement of operations) through June 30, 2023
Simplify US Equity PLUS Bitcoin Strategy ETF (formerly Simplify US Equity PLUS GBTC ETF)	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, 2023, and 2022, and for the period from May 25, 2021 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS Convexity ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, 2023, and 2022, and for the period from September 4, 2020 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS Downside Convexity ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, 2023, and 2022, and for the period from September 4, 2020 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS Upside Convexity ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, 2023, and 2022, and for the period from September 4, 2020 (commencement of operations) through June 30, 2021
Simplify Bitcoin Strategy PLUS Income ETF	Consolidated for the year ended June 30, 2025	Consolidated for the year ended June 30, 2025	Consolidated for the years ended June 30, 2025 and 2024	Consolidated for the years ended June 30, 2025 and 2024, and for the period from September 30, 2022 (commencement of operations) through June 30, 2023
Simplify Gold Strategy PLUS Income ETF	Not applicable	Consolidated for the period from December 2, 2024 (commencement of operations) through June 30, 2025
Simplify Multi-QIS Alternative ETF	Not applicable	Consolidated for the year ended June 30, 2025	Consolidated for the year ended June 30, 2025, and for the period from July 11, 2023 (commencement of operations) through June 30, 2024
Simplify Volatility Premium ETF	Consolidated for the year ended June 30, 2025	Consolidated for the year ended June 30, 2025	Consolidated for the years ended June 30, 2025 and 2024	Consolidated for the year ended June 30, 2025, 2024, 2023, and 2022, and for the period from May 13, 2021 (commencement of operations) through June 30, 2021

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www. sec.gov.

Discount & Premium Information

Information regarding how often Shares of each Fund traded on Cboe BZX Exhange, Inc., NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Aggregate Bond ETF	00.00%	00.00%
Simplify Barrier Income ETF	00.00%	00.00%
Simplify Bond Bull ETF	00.00%	00.00%
Simplify China A Shares PLUS Income ETF	00.00%	00.00%
Simplify Currency Strategy ETF	00.00%	00.00%
Simplify Enhanced Income ETF	00.00%	00.00%
Simplify Health Care ETF	100.00%	99.82%
Simplify Hedged Equity ETF	75.25%	73.21%
Simplify High Yield ETF	00.00%	00.00%
Simplify Interest Rate Hedge ETF	00.00%	00.00%
Simplify Intermediate Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify MBS ETF	00.00%	00.00%
Simplify NEXT Intangible Core Index ETF	00.00%	00.00%
Simplify Short Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify Target 15 Distribution ETF	00.00%	00.00%
Simplify Treasury Option Income ETF	00.00%	00.00%
Simplify US Equity PLUS Bitcoin Strategy ETF	100.00%	100.00%
Simplify US Equity PLUS Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS Downside Convexity ETF	100.00%	100.00%
Simplify US Equity PLUS Upside Convexity ETF	100.00%	100.00%
Simplify Bitcoin Strategy PLUS Income ETF	100.00%	100.00%
Simplify Gold Strategy PLUS Income ETF	00.00%	00.00%
Simplify Multi-QIS Alternative ETF	00.00%	00.00%
Simplify Volatility Premium ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Opportunistic Income ETF (CRDT)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Opportunistic Income ETF

Schedule of Investments

June 30, 2025

	Principal	Value
Asset Backed Securities – 33.3%
Allo Issuer LLC, Class C, Series 2025-1A, 144A, 8.10%, 4/20/2055(a)	$1,750,000	$1,752,324
Ally Bank Auto Credit-Linked Notes Series 2024-B, Class F, Series 2024-B, 144A, 8.04%, 9/15/2032(a)	595,245	602,335
AMSR 2024-SFR2 Trust, Class E1, Series 2024-SFR2, 144A, 4.15%, 11/17/2041(a)	1,000,000	935,653
Anchorage Capital CLO 19 Ltd., Class E, Series 2021-19A, 144A, 11.97%, (3-Month CME Term SOFR + 7.71%), 10/15/2034(a)(b)	1,000,000	1,003,630
Apidos CLO Lii, Class F, Series 2025-52A, 144A, 10.76%, (3-Month CME Term SOFR + 6.50%), 4/20/2038(a)(b)	500,000	463,975
Apidos CLO Xliii Ltd., Class FR, Series 2025-43A, 144A, 10.98%, (3-Month CME Term SOFR + 6.67%), 7/25/2038(a)(b)	1,000,000	952,500
Chase Auto Credit Linked Notes Series 2025-1, Class G, Series 2025-1, 144A, 10.42%, 2/25/2033(a)	800,000	802,625
Elmwood CLO XII Ltd., Class FR, Series 2021-5A, 144A, 13.01%, (3-Month CME Term SOFR + 8.75%), 10/15/2037(a)(b)	1,677,000	1,530,181
Frontier Issuer LLC, Class C, Series 2023-1, 144A, 11.50%, 8/20/2053(a)	300,000	315,708
GoldenTree Loan Management US CLO 16 Ltd., Class FRR, Series 2025-16A, 144A, 12.02%, (3-Month CME Term SOFR + 7.75%), 1/20/2038(a)(b)	1,000,000	907,942
Goodgreen 2024-1 Ltd., Class C, Series 2024-1A, 144A, 8.50%, 7/15/2056(a)	462,000	456,798
Green Lakes Park CLO LLC 2019-2, Class ERR, Series 2025-1A, 144A, 9.03%, (3-Month CME Term SOFR + 4.75%), 1/25/2038(a)(b)	1,000,000	978,659
Hertz Vehicle Financing III LLC, Class D, Series 2025-3A, 144A, 8.55%, 12/26/2029(a)	1,000,000	1,007,472
Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 144A, 6.56%, 9/25/2026(a)	500,000	499,999
Huntington Bank Auto Credit-Linked Notes Series 2024-2, Class E, Series 2024-2, 144A, 11.80%, (SOFR + 7.50%), 10/20/2032(a)(b)	559,014	560,685
Huntington Bank Auto Credit-Linked Notes Series 2025-1, Class D, Series 2025-1, 144A, 7.80%, (SOFR + 3.50%), 3/21/2033(a)(b)	448,370	448,723
Invitation Homes 2024-SFR1 Trust, Class F, Series 2024-SFR1, 144A, 4.50%, 9/17/2041(a)	1,000,000	923,027
Magnetite 50 Ltd., Class F, Series 2025-50A, 144A, (3-Month CME Term SOFR + 6.68%), 7/25/2038(a)(b)	250,000	245,000
Milford Park CLO Ltd., Class ER, Series 2025-1A, 144A, 9.12%, (3-Month CME Term SOFR + 4.85%), 1/20/2038(a)(b)	1,000,000	986,998
Navient Private Education Refi Loan Trust 2021-B, Class R, Series 2021-BA, 144A, 7/15/2069(a)(c)	4,722	1,605,480
New Economy Assets Phase 1 Sponsor LLC, Class B1, Series 2021-1, 144A, 2.41%, 10/20/2061(a)	1,750,000	1,606,967
Parallel 2020-1 Ltd., Class DR, Series 2021-1A, 144A, 11.03%, (3-Month CME Term SOFR + 6.76%), 7/20/2034(a)(b)	800,000	786,176
Point Securitization Trust 2025-1, Class B1, Series 2025-1, 144A, 5.50%, 6/25/2055(a)	1,500,000	1,171,041
Saluda Grade Alternative Mortgage Trust 2024-FIG5, Class E, Series 2024-FIG5, 144A, 8.49%, 4/25/2054(a)	784,510	808,673
Uniti Fiber Abs Issuer Llc, Class C, Series 2025-1A, 144A, 9.12%, 4/20/2055(a)	2,000,000	2,070,726
Zayo Issuer LLC, Class C, Series 2025-1A, 144A, 8.66%, 3/20/2055(a)	2,500,000	2,572,716
Total Asset Backed Securities (Cost $26,028,317)		25,996,013

	Principal
Corporate Bonds – 18.0%
Basic Materials – 1.2%
Magnera Corp., 7.25%, 11/15/2031, 144A(a)	1,000,000	942,125

Communications – 2.4%
GoTo Group, Inc., 5.50%, 5/1/2028, 144A(a)	223,300	73,131
Lumen Technologies, Inc., 7.60%, 9/15/2039, Series P	2,175,000	1,852,077
		1,925,208
Energy – 1.5%
Energy Transfer LP, 6.00%, 6/15/2048	1,200,000	1,154,424

See Notes to Financial Statements.

4

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Principal	Value
Corporate Bonds (continued)
Financial – 11.9%
Assured Guaranty Municipal Holdings, Inc., 6.40%, 12/15/2066, 144A(a)(b)	$1,000,000	$929,693
First Republic Bank, 4.63%, 2/13/2047(d)	1,500,000	5,625
Flagstar Bancorp, Inc., 4.13%, (3-Month CME Term SOFR + 3.91%), 11/1/2030(b)	1,109,000	1,036,522
Flagstar Financial, Inc., 7.30%, (3-Month CME Term SOFR + 3.04%), 11/6/2028(b)	2,000,000	1,891,246
Global Atlantic Fin Co., 7.95%, (US 5 Year CMT T-Note + 3.61%), 10/15/2054, 144A(a)(b)	1,500,000	1,564,664
Lincoln National Corp., 6.94%, (3-Month CME Term SOFR + 2.62%), 5/17/2066(b)	812,000	693,406
Office Properties Income Trust, 9.00%, 3/31/2029, 144A(a)	850,000	829,504
Pennymac Corp., 8.50%, 6/1/2029	2,300,000	2,334,500
		9,285,160
Retail – 1.0%
Kohl’s Corp., 6.88%, 12/15/2037	1,250,000	768,299
Total Corporate Bonds (Cost $12,862,925)		14,075,216

U.S. Treasury Bills – 14.4%
U.S. Treasury Bill, 4.34%, 8/5/2025(e)(f)	700,000	697,105
U.S. Treasury Bill, 4.31%, 8/26/2025(e)(f)	4,700,000	4,668,434
U.S. Treasury Bill, 4.33%, 9/30/2025(e)(f)	5,900,000	5,837,399
Total U.S. Treasury Bills (Cost $11,203,570)		11,202,938

	Shares
Preferred Stocks – 13.2%
Consumer Discretionary – 0.7%
QVC Group, Inc., 8.00%	78,266	537,687

Financial – 12.5%
AGNC Investment Corp., 7.75%, (US 5 Year CMT T-Note + 4.39%), Series G(b)	22,060	548,191
B Riley Financial, Inc., 5.25%	74,272	457,516
Chimera Investment Corp., 10.35%, (3-Month CME Term SOFR + 6.05%), Series B(b)	74,800	1,826,616
Chimera Investment Corp., 7.75%, Series C(b)	20,000	451,400
Franklin BSP Realty Trust, Inc., 7.50%, Series E	11,300	228,486
MFA Financial, Inc., 8.88%	20,000	497,000
Rithm Capital Corp., 9.56%, (3-Month CME Term SOFR + 5.23%), Series C(b)	109,696	2,687,552
Rithm Capital Corp., 7.00%, (US 5 Year CMT T-Note + 6.22%), Series D(b)	112,564	2,694,782
Two Harbors Investment Corp., 8.13%, Series A(b)	16,561	380,406
		9,771,949

Total Preferred Stocks (Cost $12,019,764)		10,309,636

Common Stocks – 6.5%
Consumer Discretionary – 0.2%
QVC Group, Inc.*	12,000	33,000
Vinty Holding 5 SA*	110,068,833	104,330
		137,330
Financial – 6.2%
AGNC Investment Corp.	86,000	790,340
Annaly Capital Management, Inc.	62,900	1,183,778
Chimera Investment Corp.	51,025	707,717
Rithm Capital Corp.	142,085	1,604,140
Two Harbors Investment Corp.	53,250	573,502
		4,859,477

See Notes to Financial Statements.

5

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Information Technology – 0.1%
DSG TopCo Private Equity*(c)	2,754	$41,310
Total Common Stocks (Cost $4,825,714)		5,038,117

	Principal
Mortgage Backed Securities – 6.2%
Collateralized Mortgage Backed Securities – 4.7%
BBCMS Mortgage Trust 2025-C32, 4.50%, 2/15/2062	$1,000,000	723,350
Benchmark 2019-B9 Mortgage Trust, 3.00%, 3/15/2052	1,000,000	458,089
Benchmark 2021-B25 Mortgage Trust, 3.20%, 4/15/2054	591,160	414,762
Multifamily Connecticut Avenue Securities Trust 2025-01, 9.51%, 5/25/2055	1,300,000	1,321,483
PRET 2025-NPL6 LLC, 5.74%, 6/25/2055	250,000	250,000
Wells Fargo Commercial Mortgage Trust 2024-5C2, 4.25%, 11/15/2057	560,000	490,968
		3,658,652
Collateralized Mortgage Obligations – 1.5%
Radnor RE 2024-1 Ltd., 8.31%, 9/25/2034	1,150,000	1,188,542
Total Mortgage Backed Securities (Cost $4,875,358)		4,847,194

U.S. Government Agency Mortgage Backed Securities – 2.5%
Government National Mortgage Association, Class FM, Series 2025-28, 5.30%, 2/20/2055
Total U.S. Government Agency Mortgage Backed Securities (Cost $1,960,883)	$1,967,642	1,963,626

Foreign Bonds – 2.5%
Airlines – 0.5%
Azul Investments LLP, 7.25%, 6/15/2026	4,105,000	410,500
Azul Investments LLP, 7.25%, 6/15/2026, 144A(a)	149,000	14,900
		425,400
Energy – 0.7%
MC Brazil Downstream Trading SARL, 7.25%, 6/30/2031, 144A(a)	391,275	309,772
Petroleos de Venezuela SA, 6.00%, 5/16/2024	1,800,000	229,848
		539,620
Financial – 0.0%
GOL Finance SA, Escrow(c)	3,230,000	–

Government – 1.3%
Bahamas Government International Bond, 9.00%, 6/16/2029, 144A(a)	500,000	532,000
Panama Government International Bond, 6.85%, 3/28/2054	500,000	458,315
		990,315

Total Foreign Bonds (Cost $4,822,867)		1,955,335

	Number of Contracts	Notional Amount
Purchased Options – 0.1%
Call - Over-the Counter – 0.1%
USD/HKD, July Strike Price $7.8, Expires 7/08/25 (counterparty: UBS Bank)	12,500,000	975,000	71,996

Total Purchased Options (Cost $6,893)			71,996

See Notes to Financial Statements.

6

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Principal	Value
Term Loans – 0.1%
Communications – 0.1%
Diamond Sports Group LLC, 15.00%, 1/3/2028
(Cost $63,202)	$63,202	$57,356

Total Investments – 96.8%
(Cost $78,669,493)		$75,517,427
Other Assets in Excess of Liabilities – 3.2%		2,526,164
Net Assets – 100.0%		$78,043,591

*	Non Income Producing
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $31,191,802, which represents 40.0% of net assets as of June 30, 2025.
(b)	Floating rate investment. Interest rates reset periodically. Certain securities are fixed to variable and currently in the fixed phase. Interest rate shown reflects the rate in effect at June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Investment was valued using significant unobservable inputs.
(d)	Defaulted security.
(e)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(f)	Securities with an aggregate market value of $991,984 have been pledged as collateral for futures contracts as of June 30, 2025

Portfolio Abbreviations:

CME	:	Chicago Mercantile Exchange
CMT	:	Treasury Constant Maturity Rate
SOFR	:	Secured Overnight Financing Rate

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 5 Year Note (CBT)	688	$74,992,000	9/30/25	$581,686

Short position contracts:
U.S. Ultra Bond (CBT)	(133)	(15,843,625)	9/19/25	(451,094)
Total net unrealized appreciation				$130,592

See Notes to Financial Statements.

7

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
Asset Backed Securities	33.3%
Corporate Bonds	18.0%
U.S. Treasury Bills	14.4%
Preferred Stocks	13.2%
Common Stocks	6.5%
Mortgage Backed Securities	6.2%
U.S. Government Agency Mortgage Backed Securities	2.5%
Foreign Bonds	2.5%
Purchased Options	0.1%
Term Loans	0.1%
Total Investments	96.8%
Other Assets in Excess of Liabilities	3.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

8

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify Opportunistic Income ETF
Assets
Investments, at value	$75,517,427
Cash	471,153
Receivables:
Securities sold	1,520,052
Due from broker	503,991
Interest	468,911
Dividends	114,047
Total assets	78,595,581

Liabilities
Due to Custodian-Foreign Currency	438
Payables:
Securities purchased	495,000
Investment advisory fees	56,552
Total liabilities	551,990
Net Assets	$78,043,591

Net Assets Consist of
Paid-in capital	$83,341,973
Distributable earnings (loss)	(5,298,382)
Net Assets	$78,043,591
Number of Common Shares outstanding	3,275,001
Net Asset Value, offering and redemption price per share	$23.83
Investments, at cost	$78,669,493
Foreign currency, at cost	$(424)

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2025

Simplify Opportunistic Income ETF
Investment Income
Dividend income	$1,713,835
Interest income	5,800,576
Total income	7,514,411

Expenses
Investment advisory fees	771,205
Interest expense	2,458
Tax expenses	18,887
Total expenses	792,550
Less fees waived:
Waiver	(107,547)
Net expenses	685,003
Net investment income (loss)	6,829,408

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,375,379
Futures	689,907
Swaps	(2,683,088)
Written options	40,520
Foreign currency transactions	(48,534)
Net realized gain (loss)	(625,816)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,601,433)
Foreign currency translations	(36,620)
Futures	(147,689)
Swaps	(206,282)
Net unrealized gain (loss)	(4,992,024)
Net realized and unrealized gain (loss)	(5,617,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,211,568

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Opportunistic Income ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,829,408	$5,159,653
Net realized gain (loss)	(625,816)	(4,182,952)
Net change in net unrealized appreciation (depreciation)	(4,992,024)	1,964,012
Net increase (decrease) in net assets resulting from operations	1,211,568	2,940,713

Distributions to Shareholders from:
Distributions	(5,139,704)	(4,326,748)
Return of capital	(587,298)	—
Total distributions	(5,727,002)	(4,326,748)

Fund Shares Transactions
Proceeds from shares sold	60,653,361	41,737,365
Value of shares redeemed	(52,794,986)	(3,166,583)
Net increase (decrease) in net assets resulting from fund share transactions	7,858,375	38,570,782
Total net increase (decrease) in Net Assets	3,342,941	37,184,747

Net Assets
Beginning of year	74,700,650	37,515,903
End of year	$78,043,591	$74,700,650

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,025,001	1,500,001
Shares sold	2,400,000	1,650,000
Shares redeemed	(2,150,000)	(125,000)
Shares outstanding, end of year	3,275,001	3,025,001

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Financial Highlights

Simplify Opportunistic Income ETF Selected Per Share Data					Period Ended June 30,
	Years Ended June 30
	2025		2024		2023(a)
Net Asset Value, beginning of period	$24.69		$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	2.11		1.97		0.01
Net realized and unrealized gain (loss)	(1.20)		(0.73)		—
Total from investment operations	0.91		1.24		0.01
Less distributions from:
Net investment income	(1.59)		(1.56)		—
Return of capital	(0.18)		—		—
Total distributions	(1.77)		(1.56)		—
Net Asset Value, end of period	$23.83		$24.69		$25.01
Total Return (%)	3.54		5.05		0.04	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$78		$75		$38
Ratio of expenses before fee waiver (%)	0.98	(d)	0.96	(e)(f)	0.95	(g)
Ratio of expenses after fee waiver (%)	0.84	(d)(h)	0.51	(e)(f)	0.50	(g)
Ratio of net investment income (loss) (%)	8.41		7.83		4.52	(g)
Portfolio turnover rate (%)(i)	418		322		0	(c)

(a)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	The increase in the Fund’s expense ratio is due to expiration of the advisory fee waiver which was in place through October 31, 2024. See Note 4.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Opportunistic Income ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Opportunistic Income ETF	The Fund seeks to provide current income. Long-term capital appreciation is a secondary objective.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities, closed-end funds and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter options are valued based upon prices provided by market makers in such securities. Over-the-counter options are categorized as Level 2.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund’s may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify Opportunistic Income ETF

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$24,390,533	$1,605,480	$25,996,013
Corporate Bonds	—	14,075,216	—	14,075,216
U.S. Treasury Bills	11,202,938	—	—	11,202,938
Preferred Stocks	10,309,636	—	—	10,309,636
Common Stocks	4,892,477	104,330	41,310	5,038,117
Mortgage Backed Securities	—	4,847,194	—	4,847,194
U.S. Government Agency Mortgage Backed Securities	—	1,963,626	—	1,963,626
Foreign Bonds	—	1,955,335	—	1,955,335
Term Loans	—	57,356	—	57,356
Purchased Options	—	71,996	—	71,996
Futures	581,686	—	—	581,686
TOTAL	$26,986,737	$47,465,586	$1,646,790	$76,099,113

Liabilities	Level 1	Level 2	Level 3	Total
Futures	(451,094)	—	—	(451,094)
TOTAL	$(451,094)	$—	$—	$(451,094)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the reporting year. At June 30, 2025, the reconciliation of assets is as follows:

Simplify Opportunistic Income ETF	Asset Backed Securities	Common Stocks	Total
Balance at June 30, 2024	$2,844,325	$—	2,844,325
Purchases	895,000	—	895,000
Sales	(2,118,083)	—	(2,118,083)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Net Realized Gain (Loss)	118,118	—	118,118
Net Change in Unrealized Appreciation (Depreciation)	(133,880)	41,310	(92,570)
Balance at June 30, 2025	$1,605,480	$41,310	$1,646,790

The following table presents quantitative information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2025:

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify Opportunistic Income ETF

	Fair Value at June 30, 2025	Market Approach	Unobservable Input	Range (Weighted Average)(a)	Impact to Valuation from an Increase in Input(b)
Common Stock	$41,310	Market Approach	Broker Quote	$15 (100%)	Increase
	$41,310
Asset Backed Security	$1,605,480	Market Approach	Broker Quote	$34,000 (100%)	Increase
	$1,605,480
Foreign Bond	$—	Liquidation Basis	Expected Proceeds	$0 (100%)	Increase
	$—

(a)	Unobservable inputs were weighted by the notional value of the instruments.
(b)	Represents the change in fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect.

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

When-Issued and Delayed-Delivery Transactions

The Portfolio may engage in when-issued or delayed-delivery transactions. The Portfolio record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps

Swap agreements are agreements between the Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps

Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2025 and the related location in the accompanying Statement of Assets and Liabilities presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Opportunistic Income ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$581,686	Unrealized depreciation on futures contracts*	$451,094
Foreign Exchange Contracts	Investments(1)	$71,996	Investments(1)	$—

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

19

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity Foreign Exchange	$(236,880)	$—
Simplify Opportunistic Income ETF	Contracts	366,597	65,103
Simplify Opportunistic Income ETF	Interest Rate	(19,740)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$(90,633)	$97,960
Simplify Opportunistic Income ETF	Interest Rate	(1,130,515)	—
Simplify Opportunistic Income ETF	Credit	(1,461,941)	(304,242)

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Commodity	$(68,980)	$—
Simplify Opportunistic Income ETF	Interest Rate	758,887	(147,689)

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$40,520	$—

For the year ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)		Swaps (Notional Value)
Simplify Opportunistic Income ETF	$24,424	$51,964,118	$—	(a)	$50,492,617

(a)	Derivative financial instrument not held at any quarter-end during the year ended June 30, 2025. The risk type table serves as an indicator of activity during the period.

The Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative

20

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2025:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Opportunistic Income ETF
UBS	$71,996	$—	$—	$—	$71,996
	$71,996	$—	$—	$—	$71,996

(1)	The actual collateral received and/or pledged may be more than amount shown.

Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Asterozoa Management LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser is entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

The Adviser contractually agreed to waive its fee payable under the management agreement by 0.45% through October 31, 2024. For the year ended June 30, 2025, the Adviser waived fees of $107,547.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Opportunistic Income ETF	$337,767,703	$332,787,315

21

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Opportunistic Income ETF	$—	$—

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$5,139,704	$—	$587,298

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$4,326,748	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions. As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Opportunistic Income ETF	$—	$—	$—	$(3,261,105)	$(2,037,277)	$—	$(5,298,382)

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

22

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Opportunistic Income ETF	$78,731,400	$2,902,618	$(6,163,723)	$(3,261,105)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2025 as follows:

Fund	Amount
Simplify Opportunistic Income ETF	$1,109,295

At June 30, 2025, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Opportunistic Income ETF	$2,037,277	$—	$2,037,277

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Opportunistic Income ETF	$—	$—

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

23

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Opportunistic Income ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2025 and 2024, and for the period from June 27, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

24

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Opportunistic Income ETF	29.52%	31.76%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25

June 30, 2025

Annual Financial Statements and
Other Important Information

Simplify Exchange Traded Funds

Simplify Propel Opportunities ETF (SURI)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Propel Opportunities ETF
Schedule of Investments
June 30, 2025

	Principal	Value
U.S. Treasury Bills – 54.3%
U.S. Treasury Bill, 4.35%, 8/7/2025 (a)(b)
(Cost $35,841,991)	$36,000,000	$35,843,046

	Shares
Common Stocks – 42.5%
Health Care – 42.5%
Abeona Therapeutics, Inc.*	558,584	3,172,757
Achieve Life Sciences, Inc.*	1,184,512	2,676,997
Akero Therapeutics, Inc.*	145,609	7,769,696
Applied Therapeutics, Inc.*	4,487,505	1,396,063
Athira Pharma, Inc.*	1,492,792	450,823
Capricor Therapeutics, Inc.*	40,000	397,200
Chinook Therapeutics, Inc.*(c)	25,000	2,500
Delcath Systems, Inc.*	106,629	1,450,154
Eiger BioPharmaceuticals, Inc.*(c)	90,000	423,000
MAAT Pharma Saca*	94,181	532,516
Milestone Pharmaceuticals, Inc.*	990,000	1,920,600
Phathom Pharmaceuticals, Inc.*	521,935	5,005,357
TScan Therapeutics, Inc.*	1,046,916	1,518,028
WTS - Achieve Life Science, Inc.*(c)	966,667	9,667
Zevra Therapeutics, Inc.*	147,000	1,295,070
Total Common Stocks (Cost $44,501,454)		28,020,428

Limited Partnership – 37.5%
Energy – 37.5%
Plains GP Holdings LP, Class A*
(Cost $4,616,207)	1,272,360	24,721,955

Money Market Fund – 17.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $11,460,032)	11,460,032	11,460,032

	Principal
Corporate Bonds – 5.9%
Communications – 5.9%
Telesat Canada / Telesat LLC, 5.63%, 12/6/2026, 144A(e)	2,700,000	1,633,500
Telesat Canada / Telesat LLC, 6.50%, 10/15/2027, 144A(e)	6,124,000	2,297,204
Total Corporate Bonds (Cost $5,630,127)		3,930,704

Total Investments – 157.6%
(Cost $102,049,811)		$103,976,165
Liabilities in Excess of Other Assets – (57.6)%		(38,002,381)
Net Assets – 100.0%		$65,973,784

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $35,842,680 has been pledged as collateral for reverse repurchase agreements as of June 30, 2025. See note 3 for additional information
(c)	Investment was valued using significant unobservable inputs.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

See Notes to Financial Statements.

4

Simplify Propel Opportunities ETF
Schedule of Investments (Continued)
June 30, 2025

(e)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $3,930,704, which represents 5.9% of net assets as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	54.3%
Common Stocks	42.5%
Limited Partnership	37.5%
Money Market Funds	17.4%
Corporate Bonds	5.9%
Total Investments	157.6%
Liabilities in Excess of Other Assets	(57.6)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2025, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	4.55%	6/30/2025	7/1/2025	$35,120,240	$35,120,240
				$35,120,240	$35,120,240

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds
Statement of Assets and Liabilities
June 30, 2025

Simplify Propel Opportunities ETF
Assets
Investments, at value	$103,976,165
Foreign currency at value	4
Receivables:
Interest	141,761
Securities sold	16,952
Total assets	104,134,882

Liabilities
Payables:
Reverse repurchase agreement	35,120,240
Securities purchased	2,900,001
Investment advisory fees	140,857
Total liabilities	38,161,098
Net Assets	$65,973,784

Net Assets Consist of
Paid-in capital	$81,096,566
Distributable earnings (loss)	(15,122,782)
Net Assets	$65,973,784
Number of Common Shares outstanding	4,390,001
Net Asset Value, offering and redemption price per share	$15.03
Investments, at cost	$102,049,811
Foreign currency, at cost	$4

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds
Statement of Operations
For the Year Ended June 30, 2025

Simplify Propel Opportunities ETF
Investment Income
Dividend income	$204,159
Interest income	1,521,368
Total income	1,725,527

Expenses
Investment advisory fees	2,324,371
Interest on reverse repurchase agreement	48,224
Tax expenses	30
Total expenses	2,372,625
Less fees waived:
Waiver	(211,306)
Net expenses	2,161,319
Net investment income (loss)	(435,792)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(528,947)
Foreign currency transactions	39,378
Net realized gain (loss)	(489,569)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,253,988)
Foreign currency translations	46
Net unrealized gain (loss)	(19,253,942)
Net realized and unrealized gain (loss)	(19,743,511)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,179,303)

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds
Statements of Changes in Net Assets

	Simplify Propel Opportunities ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(435,792)	$(576,611)
Net realized gain (loss)	(489,569)	(9,112,974)
Net change in net unrealized appreciation (depreciation)	(19,253,942)	24,763,358
Net increase (decrease) in net assets resulting from operations	(20,179,303)	15,073,773

Distributions to Shareholders from:
Return of capital	(12,083,603)	(14,533,703)
Total distributions	(12,083,603)	(14,533,703)

Fund Shares Transactions
Proceeds from shares sold	4,458,058	24,650,767
Value of shares redeemed	(3,164,938)	(28,418,927)
Net increase (decrease) in net assets resulting from fund share transactions	1,293,120	(3,768,160)
Total net increase (decrease) in Net Assets	(30,969,786)	(3,228,090)

Net Assets
Beginning of year	96,943,570	100,171,660
End of year	$65,973,784	$96,943,570

Changes in Shares Outstanding
Shares outstanding, beginning of year	4,380,001	4,570,001
Shares sold	200,000	1,060,000
Shares redeemed	(190,000)	(1,250,000)
Shares outstanding, end of year	4,390,001	4,380,001

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds
Statement of Cash Flows

For the Year Ended June 30, 2025

Simplify Propel Opportunities ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(20,179,303)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(17,421,229)
Net purchases and sales in short term investments	(46,941,555)
Net change in unrealized (appreciation) / depreciation on investments	19,253,988
Net realized (gain) / loss from sales of investments	528,947
Proceeds from sale of securities	36,778,592
Return of capital distributions	1,806,692
Net amortization of premium / (discount)	(971,993)
(Increase) Decrease in dividends and interest receivable	(3,194)
(Increase) Decrease in due from advisor	20,464
(Increase) Decrease in prepaid expenses	30
(Increase) Decrease in securities sold receivable	(16,952)
Increase (Decrease) in investment advisory fees payable	(84,241)
Increase (Decrease) securities purchased payable	2,900,001
Net Cash Provided by / (Used for) Operating Activities	(24,329,753)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	4,458,058
Shares redeemed	(3,164,938)
Proceeds from reverse repurchase agreement	368,128,126
Payments made on reverse repurchase agreement	(333,007,886)
Distributions paid	(12,083,603)
Cash provided by (used for) financing activities	24,329,757
Net increase (decrease) in cash	4
Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of year	—
Cash and Restricted Cash, at end of year	$4

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$48,224

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$—

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$4

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds
Financial Highlights

Simplify Propel Opportunities ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2025	2024	2023(a)
Net Asset Value, beginning of period	$22.13	$21.92	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	(4.28)	3.63	(1.36)
Total from investment operations	(4.38)	3.50	(1.40)
Less distributions from:
Net investment income	—	—	(0.87)
Return of capital	(2.72)	(3.29)	(0.81)
Total distributions	(2.72)	(3.29)	(1.68)
Net Asset Value, end of period	$15.03	$22.13	$21.92
Total Return (%)	(20.69)	17.27	(4.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$66	$97	$100
Ratio of expenses before fee waiver (%)	2.81 (d)	2.75 (e)	2.75	(e)(f)
Ratio of expenses after fee waiver (%)	2.56 (d)	2.50 (e)	2.50	(e)(f)
Ratio of net investment income (loss) (%)	(0.52)	(0.60)	(0.50	)(f)
Portfolio turnover rate (%)(g)	22	42	46	(c)

(a)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Propel Opportunities ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Propel Opportunities ETF	The Fund seeks to provide long-term growth of capital.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities, closed-end funds, and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities, closed-end funds or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds, and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Simplify Propel Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$35,843,046	$—	$—	$35,843,046
Common Stocks	27,585,261	—	435,167	28,020,428
Limited Partnership	24,721,955	—	—	24,721,955
Corporate Bonds	—	3,930,704	—	3,930,704
Money Market Fund	11,460,032	—	—	11,460,032
TOTAL	$99,610,294	$3,930,704	$435,167	$103,976,165

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	—	(35,120,240)	—	(35,120,240)
TOTAL	$—	$(35,120,240)	$—	$(35,120,240)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Reverse Repurchase Agreements

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions the Fund can enter into, eliminates the asset segregation framework that had been used by the Fund to comply with Section 18 of the 1940 Act, and requires a fund whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Propel Opportunities ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$35,120,240	$—	$35,120,240	$35,120,240	$35,120,240	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Fund’s Statements of Operations. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund is subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. As of June 30, 2025, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $35,291,787 and 4.80%, respectively.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Propel Opportunities ETF liability as of June 30, 2025:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$35,120,240	$—	$35,120,240

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Propel Bio Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund’s equity portfolio, subject to supervision of the Adviser. The Adviser, not the Fund, pays the sub-advisory fee to the Sub-Adviser.

Mr. Richard Kayne (through a trust where he serves as a trustee) directly owns voting preferred shares of the Adviser and through the same trust is indirectly the Fund’s seed investor. Mr. Kayne is also a majority owner in Propel Bio Partners, LLC, a Delaware limited liability company, which serves as the general partner to Propel Bio Partners, L.P. (the “Private Fund”), a Delaware limited partnership and a private pooled investment vehicle that is exempt from registration under the Investment Company Act of 1940 and the Securities Act of 1933. The Sub-Adviser serves as the investment adviser to the Private Fund. Mr. Kayne’s indirect part ownership of the Adviser and provision of see capital to the Fund presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser were fully disclosed to, discussed with and considered by the Board in approving the appointment of the Sub-Adviser.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For its investment advisory services, the Adviser is entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Assets	Management Fee
Up to and including $1 billion	2.75%
Over $1 billion and less the $5 billion	2.50%
Over $5 billion and less the $10 billion	2.00%
Over $10 billion	1.00%

The Adviser and Sub-Adviser have each agreed to waive its respective advisory and sub-advisory fee by 0.25% on an annualized basis through October 31, 2025. This waiver may be terminated by the Fund’s Board of Trustees on 60 days’ notice and terminates automatically if the management agreement or sub-advisory agreement is terminated. For the year ended June 30, 2025, the Adviser waived fees of $211,306.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Propel Opportunities ETF	$17,421,229	$36,728,771

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the “Fund’s custodian” when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

7. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Propel Opportunities ETF	$370,117	$(370,117)

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$—	$—	$12,083,603

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$—	$—	$14,533,703

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Propel Opportunities ETF	$—	$—	$—	$(7,436,704)	$(7,686,078)	$—	$(15,122,782)

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral and Subpart F income.

At June 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Propel Opportunities ETF	$111,412,915	$18,192,448	$(25,629,152)	$(7,436,704)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025 as follows:

Fund	Amount
Simplify Propel Opportunities ETF	$2,873,824

At June 30, 2025, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Propel Opportunities ETF	$7,686,078	$—	$7,686,078

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of a Fund’s next taxable year. As of tax year-end June 30 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Propel Opportunities ETF	$—	$—

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Propel Opportunities ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2025 and 2024, and for the period from February 8, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

18

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Propel Opportunities ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

June 30, 2025

Annual Financial Statements and
Other Important Information

Simplify Exchange Traded Funds

Simplify Volt TSLA Revolution ETF (TESL)

(formerly “Simplify Volt RoboCar Disruption and Tech ETF” trading under the ticker “VCAR”)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Volt TSLA Revolution ETF

Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 69.3%
U.S. Treasury Bill, 4.29%, 7/8/2025 (a)	$3,800,000	$3,796,934
U.S. Treasury Bill, 4.34%, 8/5/2025 (a)(b)	900,000	896,277
U.S. Treasury Bill, 4.31%, 8/26/2025 (a)(b)	7,400,000	7,350,301
U.S. Treasury Bill, 4.33%, 9/30/2025 (a)(b)	10,600,000	10,487,530
Total U.S. Treasury Bills (Cost $22,531,965)		22,531,042

Shares
Common Stocks – 23.6%
Consumer Discretionary – 23.6%
Tesla, Inc.*(b)
(Cost $5,717,106)	24,141	7,668,630

	Number of Contracts	Notional Amount
Purchased Options – 4.5%
Calls – Exchange-Traded – 3.8%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	64	39,680,000	200,640
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	49	30,870,000	21,168
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	116	72,790,000	196,620
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	115	72,450,000	377,200
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	227	147,550,000	221,325
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	32	20,480,000	151,680
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	79	52,535,000	50,955
			1,219,588
Puts – Exchange-Traded – 0.7%
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	25	4,875,000	1,813
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	48	27,840,000	480
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	52	30,680,000	1,300
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	43	25,800,000	9,030
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	13	7,306,000	1,332
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	13	7,345,000	3,900
S&P 500 Index, July Strike Price $5,455, Expires 7/18/25(c)	56	30,548,000	14,280
S&P 500 Index, August Strike Price $5,520, Expires 8/15/25(c)	42	23,184,000	66,570
S&P 500 Index, September Strike Price $5,250, Expires 9/19/25(c)	53	27,825,000	126,405
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	166	4,731,000	1,411
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	168	4,704,000	1,260
			227,781

Total Purchased Options (Cost $1,597,371)			1,447,369

Shares
Money Market Fund – 2.3%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $735,709)	735,709	735,709

See Notes to Financial Statements.

4

Simplify Volt TSLA Revolution ETF

Schedule of Investments (Continued)

June 30, 2025

Value
Total Investments – 99.7%
(Cost $30,582,151)	$32,382,750
Other Assets in Excess of Liabilities – 0.3%	107,062
Net Assets – 100.0%	$32,489,812

	Number of Contracts	Notional Amount
Written Options – (0.5)%

Puts – Exchange-Traded – (0.5)%
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(25)	$(5,125,000)	$(7,250)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(13)	(7,696,000)	(5,850)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(13)	(7,748,000)	(15,990)
S&P 500 Index, July Strike Price $5,155, Expires 7/18/25	(56)	(28,868,000)	(7,840)
S&P 500 Index, August Strike Price $5,220, Expires 8/15/25	(42)	(21,924,000)	(35,490)
S&P 500 Index, September Strike Price $4,950, Expires 9/19/25	(53)	(26,235,000)	(78,705)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(166)	(4,897,000)	(6,640)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(168)	(4,872,000)	(4,032)
			(161,797)

Total Written Options (Premiums Received $459,749)			$(161,797)

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $15,780,175 have been pledged as collateral for options and swap contracts as of June 30, 2025.
(b)	Held in connection with Written Options.
(c)	Rate shown reflects the 7-day yield as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	69.3%
Common Stocks	23.6%
Purchased Options	4.5%
Money Market Funds	2.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

5

Simplify Volt TSLA Revolution ETF

Schedule of Investments (Continued)

June 30, 2025

At June 30, 2025, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Tesla, Inc.	3/13/2026	5.14% (SOFR + 0.75%)(c)	BOFA	18,701,716	$(565,815)
					$(565,815)

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

6

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify Volt TSLA Revolution ETF
Assets
Investments, at value	$32,382,750
Cash	948,249
Receivables:
Securities sold	36,251
Interest	4,686
Total assets	33,371,936

Liabilities
Unrealized depreciation on over the counter swaps	565,815
Payables:
Written options	161,797
Securities purchased	129,680
Investment advisory fees	24,832
Total liabilities	882,124
Net Assets	$32,489,812

Net Assets Consist of
Paid-in capital	$28,432,223
Distributable earnings (loss)	4,057,589
Net Assets	$32,489,812
Number of Common Shares outstanding	1,350,001
Net Asset Value, offering and redemption price per share	$24.07
Investments, at cost	$30,582,151
Premiums received on written options	$459,749

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2025

Simplify Volt TSLA Revolution ETF
Investment Income
Dividend income*	$243,726
Interest income	128,123
Total income	371,849

Expenses
Investment advisory fees	145,570
Interest expense	374
Tax expenses	403
Total expenses	146,347
Net investment income (loss)	225,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	298,653
In-kind redemptions	901,216
Swaps	6,399,166
Written options	(633,956)
Net realized gain (loss)	6,965,079
Net change in unrealized appreciation (depreciation) on:
Investments	(99,216)
Swaps	(565,815)
Written options	261,630
Net unrealized gain (loss)	(403,401)
Net realized and unrealized gain (loss)	6,561,678
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,787,180

* Withholding tax	$185

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statement of Changes in Net Assets

	Simplify Volt TSLA Revolution ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$225,502	$(13,006)
Net realized gain (loss)	6,965,079	(554,245)
Net change in net unrealized appreciation (depreciation)	(403,401)	1,562,250
Net increase (decrease) in net assets resulting from operations	6,787,180	994,999

Distributions	(485,916)	—

Fund Shares Transactions
Proceeds from shares sold	33,694,409	223,867
Value of shares redeemed	(13,019,313)	—
Net increase (decrease) in net assets resulting from fund share transactions	20,675,096	223,867
Total net increase (decrease) in Net Assets	26,976,360	1,218,866

Net Assets
Beginning of year	5,513,452	4,294,586
End of year	$32,489,812	$5,513,452

Changes in Shares Outstanding
Shares outstanding, beginning of year	500,001	475,001
Shares sold	1,550,000	25,000
Shares redeemed	(700,000)	—
Shares outstanding, end of year	1,350,001	500,001

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

Simplify Volt TSLA Revolution ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2025	2024	2023		2022	2021(a)
Net Asset Value, beginning of period	$11.03	$9.04	$9.09		$11.83	$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.27	(0.03)	(0.00	)(c)	0.06	(0.04)
Net realized and unrealized gain (loss)	13.22	2.02	(0.05)		(2.75)	(0.63)
Total from investment operations	13.49	1.99	(0.05)		(2.69)	(0.67)
Less distributions from:
Net investment income	(0.45)	—	—		(0.03)	—
Return of capital	—	—	—		(0.02)	—
Total distributions	(0.45)	—	—		(0.05)	—
Net Asset Value, end of period	$24.07	$11.03	$9.04		$9.09	$11.83
Total Return (%)	122.93	21.96	(0.54)		(22.91)	(5.34	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$32	$6	$4		$5	$2
Ratio of expenses (%)	0.96 (e)	0.95	0.99	(f)	0.95	0.95	(g)(h)
Ratio of net investment income (loss) (%)	1.47	(0.28)	(0.01)		0.46	(0.71	)(g)
Portfolio turnover rate (%)(h)	872	19	255		254	20	(d)

(a)	For the period December 29, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $.005.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees and tax expense of 0.01%.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(g)	Annualized.
(h)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30,2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Volt TSLA Revolution ETF (the “Fund”).

The Simplify Volt Robocar Disruption and Tech ETF changed its name to Simplify Volt TSLA Revolution ETF on November 1, 2024. Effective January 2, 2025 the ticker symbol for the Fund changed from VCAR to TESL. The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Volt TSLA Revolution ETF	The Fund seeks to provide capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Simplify Volt TSLA Revolution ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$22,531,042	$—	$—	$22,531,042
Common Stocks	7,668,630	—	—	7,668,630
Purchased Options	1,447,369	—	—	1,447,369
Money Market Fund	735,709	—	—	735,709
TOTAL	$32,382,750	$—	$—	$32,382,750

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(161,797)	$—	$—	$(161,797)
Total Return Swaps	—	(565,815)	—	(565,815)
TOTAL	$(161,797)	$(565,815)	$—	$(727,612)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operation.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2025 and the related location in the accompanying Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Volt TSLA Revolution ETF
Commodity Contracts	Investments, at value(1)	$2,671	Investments, at value(1)	$—
Equity Contracts	Investments, at value(1)	$1,444,698	Investments, at value(1)	$—
Commodity Contracts	Written options	$—	Written options	$10,672
Equity Contracts	Written options	$—	Written options	$151,125
Equity Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$565,815

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$3,276,152	$(102,006)
Simplify Volt TSLA Revolution ETF	Commodity	(58,190)	(1,163)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operation.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$6,399,166	$(565,815)

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$(761,404)	$257,679
Simplify Volt TSLA Revolution ETF	Commodity	127,449	3,951

For the year ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Volt TSLA Revolution ETF	$511,516	$(143,790)	$(4,596,863)

The Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2025:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Volt TSLA Revolution ETF	$—	$—	$—	$—	$—

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Volt TSLA Revolution ETF
Bank of America NA	$565,815	$—	$—	$(565,815)	$—
	$565,815	$—	$—	$(565,815)	$—

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Volt Equity LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

For its investment advisory services to the Fund, the Adviser is entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Volt TSLA Revolution ETF	$79,332,981	$87,812,618

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Volt TSLA Revolution ETF	$18,826,265	$7,573,876

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at its NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the “Fund’s custodian” when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Volt TSLA Revolution ETF	$1,206,128	$(1,206,128)

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Volt TSLA Revolution ETF	$485,916	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Volt TSLA Revolution ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Volt TSLA Revolution ETF	$6,910,359	$1,464,331	$—	$(4,317,101)	$—	$—	$4,057,589

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Volt TSLA Revolution ETF	$36,703,802	$1,955,730	$(6,272,831)	$(4,317,101)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2025:

Fund	Amount
Simplify Volt TSLA Revolution ETF	$5,026,857

At June 30, 2025, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30,2025

Fund	Short-Term	Long-Term	Total Amount
Simplify Volt TSLA Revolution ETF	$—	$—	$—

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Volt TSLA Revolution ETF	$—	$—

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

19

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Volt TSLA Revolution ETF (formerly Simplify Volt RoboCar Disruption and Tech ETF) (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2025, 2024, 2023, and 2022 and for the period from December 29, 2020 (commencement of operations) through June 30, 2021, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

20

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Volt TSLA Revolution ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Commodities Strategy No K-1 ETF (HARD)

Simplify Managed Futures Strategy ETF (CTA)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 121.1%
U.S. Treasury Bill, 4.29%, 7/8/2025 (a)	$500,000	$499,597
U.S. Treasury Bill, 4.30%, 7/29/2025 (a)(b)	16,300,000	16,247,368
U.S. Treasury Bill, 4.35%, 8/5/2025 (a)(b)	2,300,000	2,290,487
U.S. Treasury Bill, 4.35%, 8/7/2025 (a)(c)	8,000,000	7,965,121
U.S. Treasury Bill, 4.29%, 8/26/2025 (a)(b)	7,400,000	7,350,301
U.S. Treasury Bill, 4.32%, 9/30/2025 (a)(b)	3,900,000	3,858,620
Total U.S. Treasury Bills (Cost $38,210,858)		38,211,494

Total Investments – 121.1%
(Cost $38,210,858)		$38,211,494
Liabilities in Excess of Other Assets – (21.1)%		(6,656,503)
Net Assets – 100.0%		$31,554,991

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $8,943,036 have been pledged as collateral for futures contracts as of June 30, 2025.
(c)	Security, or a portion thereof, in the amount of $7,965,040 has been pledged as collateral for reverse repurchase agreements as of June 30, 2025. See note 5 for additional information

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
WTI Crude Future	1	$65,110	7/22/25	$2,632
NY Harbor ULSD Future	4	382,418	7/31/25	(36,638)
Gasoline RBOB Future	7	609,197	7/31/25	(37,208)
Lean Hogs Future	135	5,805,000	8/14/25	(2,890)
Soybean Future	5	257,438	8/14/25	(11,400)
Soybean Oil Future	19	600,210	8/14/25	(25,727)
WTI Crude Future	11	702,350	8/20/25	(21,626)
Gold 100 OZ Future	6	1,984,620	8/27/25	(31,075)
Cattle Feeder Future	19	2,951,412	8/28/25	23,863
NY Harbor ULSD Future	2	189,151	8/29/25	(2,566)
Live Cattle Future	15	1,283,250	8/29/25	(30,142)
Soybean Future	4	203,650	9/12/25	(5,288)
Kansas City Hard Red Winter Wheat Future	6	158,025	9/12/25	(9,216)
Corn Future	11	225,087	9/12/25	(10,425)
Soybean Oil Future	14	441,504	9/12/25	(21,453)
Wheat Future (CBT)	36	968,850	9/12/25	(53,925)
Cocoa Future	23	2,070,000	9/15/25	(90,260)
WTI Crude Future	5	313,800	9/22/25	(10,645)
Cattle Feeder Future	19	2,950,938	9/25/25	51,725
Palladium Future	23	2,546,330	9/26/25	213,744
Copper Future	28	3,557,750	9/26/25	42,850
Silver Future	17	3,074,620	9/26/25	1,795
Lean Hogs Future	71	2,624,160	10/14/25	13,361
WTI Crude Future	5	310,300	10/21/25	(17,703)
Platinum Future	16	1,074,400	10/29/25	39,564

See Notes to Financial Statements.

4

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts: (continued)
Cattle Feeder Future	13	$2,005,413	10/30/25	$23,063
Live Cattle Future	38	3,194,660	10/31/25	(21,065)
Canola (WCE) Future	159	1,657,313	11/14/25	(35,587)
Soybean Future	43	2,208,050	11/14/25	(51,643)
WTI Crude Future	15	924,750	11/20/25	(10,410)
Lean Hogs Future	1	33,510	12/12/25	—
Kansas City Hard Red Winter Wheat Future	3	82,500	12/12/25	(5,737)
Wheat Future (CBT)	16	448,000	12/12/25	(23,338)
Corn Future	65	1,382,875	12/12/25	(47,165)
Cocoa Future	13	1,078,870	12/15/25	(50,250)
WTI Crude Future	2	122,880	12/19/25	(6,410)
Copper Future	3	386,100	12/29/25	(2,075)
Gold 100 OZ Future	2	672,580	12/29/25	(11,960)
Live Cattle Future	23	1,937,980	12/31/25	(40,890)
Soybean Future	1	52,113	1/14/26	(462)
Canola (WCE) Future	23	242,642	1/14/26	(6,869)
WTI Crude Future	2	122,700	1/20/26	(6,140)
WTI Crude Future	4	245,240	2/20/26	(9,160)
Canola (WCE) Future	2	21,311	3/13/26	(206)
Kansas City Hard Red Winter Wheat Future	1	28,575	3/13/26	(1,125)
Wheat Future (CBT)	3	86,888	3/13/26	(3,288)
Corn Future	15	330,750	3/13/26	(11,950)
Cocoa Future	4	314,400	3/16/26	(3,130)
Cotton No. 2 Future	1	35,250	5/6/26	55
Corn Future	2	45,100	5/14/26	(187)
Total unrealized appreciation/(depreciation)				$(354,582)

Short position contracts:
Soybean Meal Future	(4)	(110,320)	8/14/25	(160)
Natural Gas Future	(5)	(174,500)	8/27/25	6,950
Soybean Meal Future	(6)	(167,940)	9/12/25	(130)
Coffee “C” Future	(5)	(562,688)	9/18/25	7,828
Natural Gas Future	(6)	(215,580)	9/26/25	6,420
Sugar #11 (World) Future	(36)	(653,184)	9/30/25	14,098
Soybean Meal Future	(2)	(56,620)	10/14/25	(100)
Natural Gas Future	(3)	(119,550)	10/29/25	4,040
Natural Gas Future	(3)	(136,800)	11/25/25	3,510
Cotton No. 2 Future	(1)	(34,065)	12/8/25	(105)
Coffee “C” Future	(1)	(110,475)	12/18/25	1,856
Natural Gas Future	(3)	(145,560)	12/29/25	3,510
Natural Gas Future	(1)	(40,930)	2/25/26	1,770
Sugar #11 (World) Future	(13)	(246,646)	2/27/26	1,249
Sugar #11 (World) Future	(6)	(111,821)	4/30/26	571
Total unrealized appreciation/(depreciation)				$51,307
Total net unrealized depreciation				$(303,275)

See Notes to Financial Statements.

5

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	121.1%
Total Investments	121.1%
Liabilities in Excess of Other Assets	(21.1)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

At June 30, 2025, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	4.55%	6/30/2025	7/1/2025	$7,804,498	$7,804,498
				$7,804,498	$7,804,498

See Notes to Financial Statements.

6

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments

June 30, 2025

	Principal	Value
U.S. Treasury Bills – 99.6%
U.S. Treasury Bill, 4.29%, 7/8/2025 (a)(b)	$222,100,000	$221,920,792
U.S. Treasury Bill, 4.31%, 7/29/2025 (a)(b)	365,000,000	363,821,437
U.S. Treasury Bill, 4.35%, 8/5/2025 (a)(b)	172,800,000	172,085,285
U.S. Treasury Bill, 4.31%, 8/26/2025 (a)(b)	144,400,000	143,430,194
U.S. Treasury Bill, 4.33%, 9/30/2025 (a)(b)	151,600,000	149,991,471
Total U.S. Treasury Bills (Cost $1,051,233,363)		1,051,249,179

Total Investments – 99.6%
(Cost $1,051,233,363)	$1,051,249,179
Other Assets in Excess of Liabilities – 0.4%	3,873,395
Net Assets – 100.0%	$1,055,122,574

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $380,819,850 have been pledged as collateral for futures contracts as of June 30, 2025.

At June 30, 2025, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
NY Harbor ULSD Future	62	$5,927,485	7/31/25	$(200,380)
Gasoline RBOB Future	213	18,537,007	7/31/25	(1,138,335)
Soybean Future	1	51,488	8/14/25	(2,081)
Soybean Oil Future	382	12,067,380	8/14/25	(487,647)
Lean Hogs Future	2,987	128,441,000	8/14/25	(839,100)
WTI Crude Future	273	17,431,050	8/20/25	(913,214)
Gold 100 OZ Future	55	18,192,350	8/27/25	(798,384)
Cattle Feeder Future	366	56,853,525	8/28/25	(27,223)
NY Harbor ULSD Future	2	189,151	8/29/25	(6,434)
Gasoline RBOB Future	31	2,658,944	8/29/25	(157,263)
Live Cattle Future	484	41,406,200	8/29/25	(946,462)
Soybean Future	9	458,213	9/12/25	(15,975)
Kansas City Hard Red Winter Wheat Future	71	1,869,963	9/12/25	(92,392)
Corn Future	94	1,923,475	9/12/25	(105,669)
Soybean Oil Future	265	8,357,040	9/12/25	(377,606)
Wheat Future (CBT)	538	14,478,925	9/12/25	(557,850)
Cocoa Future	499	44,910,000	9/15/25	(1,685,282)
CAN 10Year Bond Future	657	58,861,024	9/18/25	633,193
CAN 5Year Bond Future	565	47,345,071	9/18/25	250,002
CAN 2Year Bond Future	94	7,293,931	9/18/25	11,375
WTI Crude Future	102	6,401,520	9/22/25	(260,010)
Cattle Feeder Future	376	58,397,500	9/25/25	781,195
Palladium Future	368	40,741,280	9/26/25	3,212,136
Copper Future	515	65,437,188	9/26/25	542,240
Silver Future	363	65,652,180	9/26/25	(197,120)

See Notes to Financial Statements.

7

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts: (continued)
NY Harbor ULSD Future	1	$94,038	9/30/25	$(3,468)
Lean Hogs Future	1,396	51,596,160	10/14/25	36,460
Soybean Oil Future	18	567,432	10/14/25	(10,230)
WTI Crude Future	88	5,461,280	10/21/25	(368,529)
Platinum Future	488	32,769,200	10/29/25	1,207,547
Cattle Feeder Future	252	38,874,150	10/30/25	305,254
Live Cattle Future	847	71,207,290	10/31/25	(645,889)
Canola (WCE) Future	549	5,722,420	11/14/25	(87,379)
Soybean Future	300	15,405,000	11/14/25	(463,873)
WTI Crude Future	296	18,248,400	11/20/25	(1,181,357)
Kansas City Hard Red Winter Wheat Future	32	880,000	12/12/25	(43,787)
Corn Future	297	6,318,675	12/12/25	(207,256)
Wheat Future (CBT)	210	5,880,000	12/12/25	(238,563)
Cocoa Future	299	24,814,010	12/15/25	(849,091)
3-Month CORRA Futures	1,558	278,806,774	12/16/25	(402,468)
WTI Crude Future	73	4,485,120	12/19/25	(286,529)
Copper Future	87	11,196,900	12/29/25	122,663
Silver Future	38	6,956,660	12/29/25	46,285
Gold 100 OZ Future	46	15,469,340	12/29/25	(332,306)
Live Cattle Future	526	44,320,760	12/31/25	(905,729)
Soybean Future	8	416,900	1/14/26	(3,890)
Canola (WCE) Future	68	717,377	1/14/26	(23,892)
WTI Crude Future	46	2,822,100	1/20/26	(128,835)
WTI Crude Future	50	3,065,500	2/20/26	(143,206)
Gold 100 OZ Future	4	1,355,800	2/25/26	(34,190)
Canola (WCE) Future	3	31,966	3/13/26	(256)
Kansas City Hard Red Winter Wheat Future	9	257,175	3/13/26	(11,605)
Corn Future	28	617,400	3/13/26	(12,265)
Wheat Future (CBT)	49	1,419,163	3/13/26	(57,450)
Cocoa Future	71	5,580,600	3/16/26	(52,687)
3-Month CORRA Futures	1,186	212,552,451	3/17/26	(182,877)
Copper Future	16	2,080,600	3/27/26	(900)
Corn Future	6	135,300	5/14/26	(1,050)
3-Month CORRA Futures	542	97,160,988	6/16/26	(85,567)
Total unrealized appreciation/(depreciation)				$(8,425,201)

Short position contracts:
Natural Gas Future	(13)	(449,280)	7/29/25	80,504
Soybean Meal Future	(26)	(717,080)	8/14/25	(1,130)
Natural Gas Future	(210)	(7,329,000)	8/27/25	410,122
Soybean Meal Future	(68)	(1,903,320)	9/12/25	259
Coffee “C” Future	(211)	(23,745,413)	9/18/25	988,166
U.S. Treasury Bond Futures	(493)	(56,926,094)	9/19/25	(1,963,784)
U.S.10Years Ultra Bond (CBT)	(1,114)	(127,291,906)	9/19/25	(2,784,861)
U.S. Ultra Bond (CBT)	(726)	(86,484,750)	9/19/25	(3,515,655)
10-Year U.S. Treasury Note Futures	(2,724)	(305,428,500)	9/19/25	(3,854,131)
Natural Gas Future	(384)	(13,797,120)	9/26/25	735,213

See Notes to Financial Statements.

8

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts: (continued)
Sugar #11 (World) Future	(1,752)	$(31,788,288)	9/30/25	$1,051,279
U.S. 5 Year Note (CBT)	(993)	(108,237,000)	9/30/25	(24,781)
U.S. 2 Years Note (CBT)	(4,885)	(1,016,194,495)	9/30/25	(3,056,298)
Soybean Meal Future	(11)	(311,410)	10/14/25	(490)
Natural Gas Future	(173)	(6,894,050)	10/29/25	282,220
Natural Gas Future	(166)	(7,569,600)	11/25/25	80,932
Cotton No. 2 Future	(887)	(30,215,655)	12/8/25	(347,909)
Coffee “C” Future	(77)	(8,506,575)	12/18/25	309,906
Natural Gas Future	(249)	(12,081,480)	12/29/25	(19,077)
Natural Gas Future	(100)	(4,562,000)	1/28/26	5,052
Natural Gas Future	(150)	(6,139,500)	2/25/26	171,840
Sugar #11 (World) Future	(696)	(13,205,069)	2/27/26	243,089
Cotton No. 2 Future	(131)	(4,549,630)	3/9/26	(70,880)
3 Month SOFR Future	(494)	(118,967,550)	3/17/26	(217,137)
Coffee “C” Future	(34)	(3,684,750)	3/19/26	170,344
Sugar #11 (World) Future	(197)	(3,671,450)	4/30/26	42,457
Cotton No. 2 Future	(16)	(564,000)	5/6/26	(11,008)
3 Month SOFR Future	(1,569)	(378,913,500)	6/16/26	(802,050)
3 Month SOFR Future	(2,409)	(583,098,450)	9/15/26	(1,434,613)
3 Month SOFR Future	(724)	(175,452,350)	12/15/26	(8,788)
Total unrealized appreciation/(depreciation)				$(13,541,209)
Total net unrealized depreciation				$(21,966,410)

Summary of Investment Type††

Investment Categories	% of Net Assets
U.S. Treasury Bills	99.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2025

	Simplify Commodities Strategy No K-1 ETF	Simplify Managed Futures Strategy ETF
Assets
Investments, at value	$38,211,494	$1,051,249,179
Cash	406,379	997,984
Receivables:
Capital shares	701,226	—
Due from broker	60,412	3,539,000
Total assets	39,379,511	1,055,786,163

Liabilities
Payables:
Reverse repurchase agreement	7,804,498	—
Investment advisory fees	20,022	663,589
Total liabilities	7,824,520	663,589
Net Assets	$31,554,991	$1,055,122,574

Net Assets Consist of
Paid-in capital	$31,882,141	$1,105,997,244
Distributable earnings (loss)	(327,150)	(50,874,670)
Net Assets	$31,554,991	$1,055,122,574
Number of Common Shares outstanding	1,125,001	39,525,001
Net Asset Value, offering and redemption price per share	$28.05	$26.70
Investments, at cost	$38,210,858	$1,051,233,363
Foreign currency, at cost	$788	$—

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Year Ended June 30, 2025

	Simplify Commodities Strategy No K-1 ETF	Simplify Managed Futures Strategy ETF
Investment Income
Interest income	$837,210	$25,802,336
Total income	837,210	25,802,336

Expenses
Investment advisory fees	144,331	4,364,164
Interest on reverse repurchase agreement	5,154	—
Interest expense	163	1,659
Tax expenses	30	403
Total expenses	149,678	4,366,226
Net investment income (loss)	687,532	21,436,110

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,605	(67,883)
Futures	(1,020,000)	(23,763,140)
Foreign currency transactions	2,194	(292,757)
Net realized gain (loss)	(1,016,201)	(24,123,780)
Net change in unrealized appreciation (depreciation) on:
Investments	(80)	1,949
Foreign currency translations	(788)	2,944
Futures	(190,600)	(24,703,081)
Net unrealized gain (loss)	(191,468)	(24,698,188)
Net realized and unrealized gain (loss)	(1,207,669)	(48,821,968)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(520,137)	$(27,385,858)

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Commodities Strategy No K-1 ETF		Simplify Managed Futures Strategy ETF
	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2025	Year Ended June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$687,532	$358,050	$21,436,110	$6,251,581
Net realized gain (loss)	(1,016,201)	(336,718)	(24,123,780)	17,102,582
Net change in net unrealized appreciation (depreciation)	(191,468)	(119,092)	(24,698,188)	(3,522,650)
Net increase (decrease) in net assets resulting from operations	(520,137)	(97,760)	(27,385,858)	19,831,513

Distributions	(574,561)	(250,815)	(28,257,099)	(12,670,742)

Fund Shares Transactions
Proceeds from shares sold	68,736,599	8,042,779	1,002,745,461	131,896,571
Value of shares redeemed	(46,360,032)	(3,592,542)	(96,849,532)	(61,930,645)
Net increase (decrease) in net assets resulting from fund share transactions	22,376,567	4,450,237	905,895,929	69,965,926
Total net increase (decrease) in Net Assets	21,281,869	4,101,662	850,252,972	77,126,697

Net Assets
Beginning of year	10,273,122	6,171,460	204,869,602	127,742,905
End of year	$31,554,991	$10,273,122	$1,055,122,574	$204,869,602

Changes in Shares Outstanding
Shares outstanding, beginning of year	425,001	250,001	7,600,001	5,000,001
Shares sold	2,350,000	325,000	35,425,000	5,025,000
Shares redeemed	(1,650,000)	(150,000)	(3,500,000)	(2,425,000)
Shares outstanding, end of year	1,125,001	425,001	39,525,001	7,600,001

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2025

Simplify Commodities Strategy No K-1 ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(520,137)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Net purchases and sales in short term investments	(27,222,050)
Net change in unrealized (appreciation) / depreciation on investments	80
Net realized (gain) / loss from sales of investments	(1,605)
Net amortization of premium / (discount)	(837,210)
(Increase) Decrease in due from broker	62,969
(Increase) Decrease in prepaid expenses	30
Increase (Decrease) in investment advisory fees payable	13,564
Net Cash Provided by / (Used for) Operating Activities	(28,504,359)

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	68,035,373
Shares redeemed	(46,360,032)
Proceeds from reverse repurchase agreement	63,166,956
Payments made on reverse repurchase agreement	(55,362,458)
Distributions paid	(574,561)
Cash provided by (used for) financing activities	28,905,278
Net increase (decrease) in cash	400,919

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of period	5,460
Cash and Restricted Cash, at end of period	$406,379

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities:
Cash and Restricted Cash, at beginning of period	$5,154

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Commodities Strategy No K-1 ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2025		2024	2023(a)
Net Asset Value, beginning of period	$24.17		$24.69	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.00		0.99	0.20
Net realized and unrealized gain (loss)	3.90	(c)	(0.85)	(0.41)
Total from investment operations	4.90		0.14	(0.21)
Less distributions from:
Net investment income	(0.93)		(0.66)	(0.10)
Net realized gains	(0.09)		—	—
Total distributions	(1.02)		(0.66)	(0.10)
Net Asset Value, end of period	$28.05		$24.17	$24.69
Total Return (%)	20.52		0.63	(0.86	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$32		$10	$6
Ratio of expenses (%)	0.78	(e)(f)	0.75 (f)	0.75	(f)(g)
Ratio of net investment income (loss) (%)	3.57		4.09	3.06	(g)
Portfolio turnover rate (%)(h)	0		0	0	(d)

Simplify Managed Futures Strategy ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2025	2024		2023		2022(i)
Net Asset Value, beginning of period	$26.96	$25.55		$27.27		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.02	1.05		0.67		(0.02)
Net realized and unrealized gain (loss)	0.13 (c)	2.40		(0.58)		2.29
Total from investment operations	1.15	3.45		0.09		2.27
Less distributions from:
Net investment income	(1.29)	(0.78)		(1.14)		—
Net realized gains	(0.12)	(1.26)		(0.67)		—
Total distributions	(1.41)	(2.04)		(1.81)		—
Net Asset Value, end of period	$26.70	$26.96		$25.55		$27.27
Total Return (%)	4.23	14.52		0.13		9.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,055	$205		$128		$29
Ratio of expenses (%)	0.75 (f)	0.76	(f)(j)	0.78	(e)(f)	0.75	(f)(g)
Ratio of net investment income (loss) (%)	3.68	4.06		2.49		(0.27	)(g)
Portfolio turnover rate (%)(h)	0	0		0		0	(d)

(a)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses on the Consolidated Statement of Changes.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

14

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF, each of which is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, each Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the Shares who are authorized participants may acquire those Shares from the Funds, or tender such Shares for redemption to the Funds, in Creation Units only.

Fund	Investment Objectives
Simplify Commodities Strategy No K-1 ETF	The Fund seeks long term capital appreciation.
Simplify Managed Futures Strategy ETF	The Fund seeks long term capital appreciation.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2025	% of Fund’s Consolidated Total Assets at June 30, 2025
Simplify Commodities Strategy No K-1 ETF	March 28, 2023	$9,003,547	22.9%
Simplify Managed Futures Strategy ETF	March 8, 2022	$260,714,670	24.7%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares:

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for each Fund based upon the three levels defined above:

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Simplify Commodities Strategy No K-1 ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$38,211,494	$—	$—	$38,211,494
Futures	464,454	—	—	464,454
TOTAL	$38,675,948	$—	$—	$38,675,948

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	—	(7,804,498)	—	(7,804,498)
Futures	(767,729)	—	—	(767,729)
TOTAL	$(767,729)	$(7,804,498)	$—	$(8,572,227)

Simplify Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	1,051,249,179	—	—	1,051,249,179
Futures	11,719,733	—	—	11,719,733
TOTAL	$1,062,968,912	$—	$—	$1,062,968,912

Liabilities	Level 1	Level 2	Level 3	Total
Futures	(33,686,143)	—	—	(33,686,143)
TOTAL	$(33,686,143)	$—	$—	$(33,686,143)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments..

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is It is Simplify Commodities Strategy No K-1 ETF’s policy to pay out dividends from net investment income quarterly. It is Simplify Managed Futures Strategy ETF’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in each Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, a Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2025 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Commodities Strategy No K-1 ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$464,454	Unrealized depreciation on futures contracts*	$767,729

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund	Asset Derivatives		Liability Derivatives
Simplify Managed Futures Strategy ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$10,825,163	Unrealized depreciation on futures contracts*	$15,353,131
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$894,570	Unrealized depreciation on futures contracts*	$18,333,010

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Consolidated Schedule of Investments.

For the year ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Consolidated Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Commodities Strategy No K-1 ETF	Commodity	$(1,020,000)	$(190,600)
Simplify Managed Futures Strategy ETF	Commodity	4,213,052	(6,916,312)
Simplify Managed Futures Strategy ETF	Interest Rate	(27,976,192)	(17,786,769)

For the year ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Futures Contracts (Notional Value)
Simplify Commodities Strategy No K-1 ETF	$30,633,694
Simplify Managed Futures Strategy ETF	$(60,908,955)

Certain Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The Funds did not have OTC derivatives subject to a master netting agreement or similar arrangement (collectively referred to as “MNA”) as of June 30, 2025.

5. Reverse Repurchase Agreements

The Funds are subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

19

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Commodities Strategy No K-1 ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$7,804,498	$—	$7,804,498	$7,804,498	$7,804,498	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Reverse repurchase agreements involve the sale of securities held by the Simplify Commodities Strategy No K-1 ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statements of Operations. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund is subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Funds is insufficient or there are delays in the Funds’ ability to access such collateral, the value of an investment in the Fund may decline. For the year ended June 30, 2025, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Commodities Strategy No K-1 ETF was $6,812,352 and 4.61%, respectively.

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Simplify Commodities Strategy No K-1 ETF liability as of June 30, 2025:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$7,804,498	$—	$—

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Adviser has engaged Altis Partners (Jersey) Limited to act as the futures adviser to the Funds under a futures advisory agreement (“Futures Advisory Agreement”) with the Adviser. The Adviser, not the Funds, pays the futures adviser.

For its investment advisory services to each Fund, the Adviser is entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.75% of each Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

20

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of each Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Commodities Strategy No K-1 ETF	$—	$—
Simplify Managed Futures Strategy ETF	—	—

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Funds’ custodian when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

9. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Commodities Strategy No K-1 ETF	$845,402	$(845,402)
Simplify Managed Futures Strategy ETF	(6,916,310)	6,916,310

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Commodities Strategy No K-1 ETF	$550,149	$24,412	$—
Simplify Managed Futures Strategy ETF	28,257,099	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Commodities Strategy No K-1 ETF	$250,815	$—	$—
Simplify Managed Futures Strategy ETF	7,586,987	5,083,755	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

21

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Commodities Strategy No K-1 ETF	$—	$—	$—	$(303,730)	$—	$(23,420)	$(327,150)
Simplify Managed Futures Strategy ETF	667,438	—	—	(4,503,717)	(47,038,391)	—	(50,874,670)

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Commodities Strategy No K-1 ETF	$38,211,160	$656,683	$(960,413)	$(303,730)
Simplify Managed Futures Strategy ETF	1,051,233,403	34,528	(4,538,245)	(4,503,717)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

At June 30, 2025, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Commodities Strategy No K-1 ETF	$—	$—	$—
Simplify Managed Futures Strategy ETF	18,249,826	28,788,565	47,038,391

If available, the Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2025 as follows:

Fund	Amount
Simplify Commodities Strategy No K-1 ETF	$151
Simplify Managed Futures Strategy ETF	—

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of each Fund’s next taxable year. As of tax year-end June 30, 2025, the Funds will elect to defer post-October capital losses and late year ordinary losses as follows:

	Capital Post-	Late-year
Fund	October Losses	ordinary Losses
Simplify Commodities Strategy No K-1 ETF	$(23,420)	$—
Simplify Managed Futures Strategy ETF	—	—

10. Segment Reporting

Each Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Funds on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

11. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

22

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related consolidated statements of operations, the consolidated statements of cash flows, the consolidated statements of changes in net assets, the consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2025, the results of their operations and their cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Cash Flows	Consolidated Statements of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Simplify Commodities Strategy No K-1 ETF	For the year ended June 30, 2025	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025 and 2024, and for the period from March 28, 2023 (commencement of operations) through June 30, 2023.
Simplify Managed Futures Strategy ETF	Not applicable	For the year ended June 30, 2025	For the years ended June 30, 2025 and 2024	For the years ended June 30, 2025, 2024, and 2023, and for the period from March 8, 2022 (commencement of operations) through June 30, 2022.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

23

Simplify Exchange Traded Funds

Additional Information

Proxy Voting Policies and Procedures

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www. sec.gov.

Discount & Premium Information

Information regarding how often Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Commodities Strategy No K-1 ETF	0.00%	0.00%
Simplify Managed Futures Strategy ETF	100.00%	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

24

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Piper Sandler US Small-Cap PLUS Income ETF (LITL)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments

June 30, 2025

	Shares	Value
Common Stocks – 80.4%
Communication Services – 3.1%
Cargurus, Inc., Class A*	538	$18,007
Cinemark Holdings, Inc.	500	15,090
Everquote, Inc., Class A*(a)	732	17,700
Gogo, Inc.*	1,590	23,341
Grindr, Inc.*	691	15,686
Liberty Latin America Ltd.*	3,374	20,986
Lumen Technologies, Inc.*	4,303	18,847
		129,657
Consumer Discretionary – 8.5%
Abercrombie & Fitch Co., Class A*	215	17,813
Adient PLC*	1,082	21,056
Arko Corp.	3,941	16,670
Asbury Automotive Group, Inc.*(a)	74	17,652
Brinker International Inc.*	98	17,672
Cricut, Inc., Class A	2,784	18,848
Everi Holdings, Inc.*	1,196	17,031
Frontdoor, Inc.*	307	18,095
G-III Apparel Group Ltd.*	581	13,014
Groupon, Inc., Class A*	579	19,368
Hanesbrands, Inc.*	3,408	15,609
Kontoor Brands, Inc.	246	16,229
Laureate Education, Inc., Class A*	750	17,535
Red Rock Resorts, Inc., Class A	351	18,262
Rush Street Interactive, Inc.*	1,329	19,802
Seaworld Entertainment, Inc.*	377	17,776
Signet Jewelers Ltd.	253	20,126
Stride, Inc.*(a)	111	16,116
Urban Outfitters, Inc.*(a)	241	17,482
Victoria’s Secret & Co.*	795	14,723
		350,879
Consumer Staples – 1.9%
Cal-Maine Foods, Inc.	176	17,535
Central Garden And Pet Co., Class A*	468	16,464
Chefs’ Warehouse, Inc. (The)*	264	16,846
Sprouts Farmers Market, Inc.*(a)	98	16,135
United Natural Foods, Inc.*	552	12,867
		79,847
Energy – 4.4%
California Resources Corp.	382	17,446
Centrus Energy Corp., Class A*	133	24,363
Championx Corp.	701	17,413
CVR Energy, Inc.	721	19,359
Gulfport Energy Operating Corp.*(a)	88	17,703
Highpeak Energy, Inc.(a)	1,706	16,718
Liberty Oilfield Services, Inc., Class A(a)	1,456	16,715
Magnolia Oil & Gas Corp., Class A	785	17,647
Scorpio Tankers, Inc.	424	16,591
Teekay Corp Ltd.	1,996	16,467
		180,422

See Notes to Financial Statements.

4

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Financials – 16.2%
1st Source Corp.	279	$17,318
Axos Financial, Inc.*	243	18,478
Bank of NT Butterfield & Son Ltd.	400	17,712
Banner Corp.	274	17,577
Bread Financial Holdings Inc.	329	18,792
Cadence Bank	557	17,813
Cno Financial Group, Inc.	444	17,130
Dave, Inc.*	84	22,546
Enact Holdings, Inc.	477	17,721
Enova International, Inc.*	182	20,297
Enterprise Financial Services Corp.	319	17,577
Essent Group Ltd.	291	17,672
Federal Agricultural Mortgage Corp., Class C(a)	90	17,485
Fidelis Insurance Holdings Ltd.	965	16,000
First Bancorp/Puerto Rico	844	17,581
First MID-Illinois Bancshares, Inc.	478	17,920
Hancock Holding Co.	309	17,737
Hci Group, Inc.	100	15,220
Horace Mann Educators Corp.	388	16,672
International Bancshares Corp.	269	17,905
Jackson Financial, Inc., Class A	206	18,291
Mercury General Corp.	262	17,643
Navient Corp.	1,255	17,695
NCR Atleos Corp.*(a)	636	18,145
Nelnet, Inc., Class A	145	17,562
Nmi Holdings, Inc., Class A*(a)	425	17,931
Ofg Bancorp	410	17,548
Oscar Health, Inc., Class A*(a)	1,222	26,200
Palomar Holdings, Inc.*	98	15,116
Pjt Partners, Inc., Class A	112	18,481
Root, Inc., Class A*	129	16,508
Selective Insurance Group	192	16,637
Sezzle, Inc.*	158	28,322
Skyward Specialty Insurance Group, Inc.*	266	15,372
Tiptree Financial, Inc.	761	17,944
United Fire Group, Inc.	593	17,019
Washington Federal, Inc.	594	17,392
		670,959
Health Care – 17.5%
ACADIA Pharmaceuticals, Inc.*	782	16,868
Adapthealth Corp., Class A*(a)	1,879	17,719
Addus Homecare Corp.*	152	17,509
ADMA Biologics, Inc.*(a)	850	15,478
Alkermes PLC*	551	15,764
Amneal Pharmaceuticals, Inc.*(a)	2,305	18,647
Amphastar Pharmaceuticals, Inc.*	656	15,062
Ardent Health, Inc.*	1,165	15,914
BioCryst Pharmaceuticals Inc.*	1,569	14,058
Bridgebio Pharma, Inc.*	493	21,288

See Notes to Financial Statements.

5

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Brightspring Health Services, Inc.*	708	$16,702
Catalyst Pharmaceutical Partners, Inc.*	676	14,669
Collegium Pharmaceutical, Inc.*	579	17,121
Corvel Corp.*	152	15,623
Dynavax Technologies Corp.*(a)	1,723	17,092
Enhabit, Inc.*(a)	1,607	15,491
Ensign Group, Inc. (The)	115	17,740
Genedx Holdings Corp., Class A*	237	21,877
Halozyme Therapeutics, Inc.*	301	15,658
Hims & Hers Health, Inc.*	298	14,855
Innoviva Inc.(a)	862	17,318
Integer Holdings Corp.*	142	17,462
Lifestance Health Group, Inc.*(a)	2,840	14,683
LivaNova PLC*	390	17,558
Mannkind Corp.*	4,065	15,203
National Healthcare Corp.	162	17,336
Novocure Ltd.*	883	15,717
Option Care Health, Inc.*	516	16,760
Pacs Group, Inc.*(a)	1,701	21,977
Pediatrix Medical Group Inc.*	1,192	17,105
Phreesia, Inc.*	689	19,609
Prestige Brands Holdings, Inc.*	197	15,730
Progyny, Inc.*	785	17,270
PTC Therapeutics, Inc.*	348	16,996
Radnet, Inc.*	293	16,675
Select Medical Holdings Corp.	1,103	16,744
Teladoc Health, Inc.*	2,438	21,235
Transmedics Group, Inc.*	133	17,823
Twist Bioscience Corp.*	576	21,191
Ufp Technologies, Inc.*	72	17,580
Vericel Corp.*	409	17,403
Waystar Holding Corp.*(a)	422	17,247
		721,757
Industrials – 12.1%
Alamo Group, Inc.	85	18,562
Argan, Inc.	80	17,638
Brink’s Co. (The)	206	18,394
Centuri Holdings, Inc.*	808	18,132
Construction Partners, Inc., Class A*(a)	161	17,111
Corecivic, Inc.*	768	16,182
Federal Signal Corp.	179	19,049
Gms, Inc.*	223	24,251
Granite Construction, Inc.	189	17,673
Griffon Corp.	245	17,731
Heidrick & Struggles International, Inc.	386	17,663
Ies Holdings, Inc.*(a)	65	19,255
Janus International Group, Inc.*(a)	2,065	16,809
Legalzoom.Com, Inc.*(a)	1,848	16,466
Matson, Inc.(a)	149	16,591

See Notes to Financial Statements.

6

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Industrials (continued)
Mueller Industries, Inc.	217	$17,245
Nextracker Inc., Class A*	298	16,202
Pitney Bowes, Inc.(a)	1,638	17,871
Primoris Services Corp.	234	18,238
Resideo Technologies Inc.*	815	17,979
Skywest, Inc.*	166	17,093
SPX Technologies, Inc.*	111	18,613
Sterling Construction Co., Inc.*(a)	90	20,766
Trinet Group Inc.	203	14,847
Upwork, Inc.*	1,089	14,636
Vectrus, Inc.*	373	18,109
Verra Mobility Corp., Class A*	713	18,103
Willdan Group, Inc.*	312	19,503
		500,712
Information Technology – 8.3%
Aci Worldwide, Inc.*	365	16,757
Adeia, Inc.	1,314	18,580
Alarm.Com Holdings, Inc.*	294	16,632
Avepoint, Inc.*	905	17,475
Blackbaud Inc.*	271	17,401
Blackline, Inc.*	302	17,099
Box, Inc., Class A*	446	15,240
Clear Secure, Inc., Class A	682	18,932
Commvault Systems, Inc.*(a)	92	16,038
Eplus, Inc.*	236	17,016
Impinj, Inc.*	148	16,438
Intapp, Inc.*	306	15,796
InterDigital Inc.(a)	78	17,490
Netgear, Inc.	575	16,715
Plexus Corp.*	129	17,455
Q2 Holdings, Inc.*	193	18,063
Qualys, Inc.*	122	17,430
Scansource, Inc.*	418	17,477
Semtech Corp.*	452	20,403
Vertex, Inc., Class A*	426	15,053
		343,490
Materials – 3.3%
Balchem Corp.	101	16,079
Cabot Corp.	226	16,950
Carpenter Technology Corp.(a)	72	19,899
Commercial Metals Co.	362	17,706
Knife River Corp.*	179	14,614
Perimeter Solutions, Inc.*	1,398	19,460
Sylvamo Corp.	318	15,932
U.S. Lime & Minerals, Inc.(a)	164	16,367
		137,007

See Notes to Financial Statements.

7

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

	Shares	Value
Common Stocks (continued)
Real Estate – 3.8%
CBL & Associates Properties Inc.	669	$16,986
Corporate Office Properties Trust SBI Md	615	16,962
Douglas Emmett, Inc.	1,185	17,822
Empire State Realty Trust, Inc., Class A(a)	2,202	17,814
Exp World Holdings, Inc.(a)	1,980	18,018
Outfront Media, Inc.	1,021	16,663
Paramount Group, Inc.*	2,788	17,007
Phillips Edison & Co., Inc.	476	16,674
Real Brokerage, Inc.*	4,095	18,468
		156,414
Utilities – 1.3%
Ormat Technologies, Inc.	227	19,013
Southwest Gas Corp.	235	17,482
Spire, Inc.	224	16,350
		52,845

Total Common Stocks (Cost $3,080,223)		3,323,989

	Number of Contracts	Notional Amount
Purchased Options – 1.6%
Calls – Exchange-Traded – 1.6%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	3	$1,860,000	9,405
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	3	1,890,000	1,296
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	6	3,765,000	10,170
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	6	3,780,000	19,680
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	11	7,150,000	10,725
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	2	1,280,000	9,480
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	4	2,660,000	2,580
			63,336
Puts – Exchange-Traded – 0.0%†
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(b)	2	390,000	145
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	2	1,160,000	20
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	3	1,770,000	75
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	2	1,200,000	420
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(b)	1	562,000	102
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(b)	1	565,000	300
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(b)	17	484,500	145
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(b)	17	476,000	127
			1,334

Total Purchased Options (Cost $45,300)			64,670

Shares
U.S. Exchange-Traded Funds – 1.4%
Equity Funds – 1.4%
iShares Russell 2000 ETF
(Cost $56,209)	268	57,832

See Notes to Financial Statements.

8

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2025

Value
Total Investments – 83.4%
(Cost $3,181,732)	$3,446,491
Other Assets in Excess of Liabilities – 16.6%	688,028
Net Assets – 100.0%	$4,134,519

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Puts – Exchange-Traded – (0.1)%
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(2)	$(410,000)	$(580)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(1)	(592,000)	(450)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(1)	(596,000)	(1,230)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(17)	(501,500)	(680)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(17)	(493,000)	(408)
			(3,348)
Total Written Options (Premiums Received $4,560)			$(3,348)

*	Non Income Producing
†	Less than 0.05%
(a)	Securities with an aggregate market value of $503,665 have been pledged as collateral for options as of June 30, 2025.
(b)	Held in connection with Written Options.

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	80.4%
Purchased Options	1.6%
U.S. Exchange-Traded Funds	1.4%
Total Investments	83.4%
Other Assets in Excess of Liabilities	16.6%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2025

Simplify Piper Sandler US Small-Cap PLUS Income ETF
Assets
Investments, at value	$3,446,491
Cash	19,130
Receivables:
Capital shares	689,091
Dividends	1,619
Securities sold	1,229
Total assets	4,157,560

Liabilities
Payables:
Securities purchased	17,224
Written options	3,348
Investment advisory fees	2,469
Total liabilities	23,041
Net Assets	$4,134,519

Net Assets Consist of
Paid-in capital	$3,857,224
Distributable earnings (loss)	277,295
Net Assets	$4,134,519
Number of Common Shares outstanding	150,001
Net Asset Value, offering and redemption price per share	$27.56
Investments, at cost	$3,181,732
Premiums received on written options	$4,560

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Statements of Operations

For the Period Ended June 30, 2025

Simplify Piper Sandler US Small-Cap PLUS Income ETF(1)
Investment Income
Dividend income	$8,035

Expenses
Investment advisory fees	4,820
Total expenses	4,820
Net investment income (loss)	3,215

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(28,970)
Written options	37,079
Net realized gain (loss)	8,109
Net change in unrealized appreciation (depreciation) on:
Investments	264,759
Written options	1,212
Net unrealized gain (loss)	265,971
Net realized and unrealized gain (loss)	274,080
Net Increase (Decrease) in Net Assets Resulting from Operations	$277,295

(1)	For the period April 28, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Statement of Changes in Net Assets

	Simplify Piper Sandler US Small-Cap PLUS Income ETF
	For the period April 28, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,215
Net realized gain (loss)	8,109
Net change in net unrealized appreciation (depreciation)	265,971
Net increase (decrease) in net assets resulting from operations	277,295

Fund Shares Transactions
Proceeds from shares sold	3,857,224
Value of shares redeemed	—
Net increase (decrease) in net assets resulting from fund share transactions	3,857,224
Total net increase (decrease) in Net Assets	4,134,519

Net Assets
Beginning of period	—
End of period	$4,134,519

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	150,001	(2)
Shares redeemed	—
Shares outstanding, end of period	150,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Financial Highlights

Simplify Piper Sandler US Small-Cap PLUS Income ETF Selected Per Share Data	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss)	2.53
Total from investment operations	2.56
Net Asset Value, end of period	$27.56
Total Return (%)	10.25	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$4
Ratio of expenses (%)	0.90	(d)(e)
Ratio of net investment income (loss) (%)	0.60	(d)
Portfolio turnover rate (%)(f)	44	(c)

(a)	For the period April 28, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs’) in operation and trading. These financial statements report on the Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund”). The Fund is a Non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund, issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Piper Sandler US Small-Cap PLUS Income ETF	The Fund seeks capital appreciation and income.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,323,989	$—	$—	$3,323,989
U.S. Exchange-Traded Funds	57,832	—	—	57,832
Purchased Options	64,670	—	—	64,670
TOTAL	$3,446,491	$—	$—	$3,446,491

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(3,348)	$—	$—	$(3,348)
TOTAL	$(3,348)	$—	$—	$(3,348)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However,

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2025 and the related location in the accompanying Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Piper Sandler US Small-Cap PLUS Income ETF
Commodity Contracts	Investments, at value(1)	$272	Investments, at value(1)	$—
Equity Contracts	Investments, at value(1)	$64,398	Investments, at value(1)	$—
Commodity Contracts	Written options	$—	Written options	$1,088
Equity Contracts	Written options	$—	Written options	$2,260

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

For the period ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Equity	$(52,125)	$19,489
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Commodity	(2,091)	(118)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the period ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Equity	$35,073	$811
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Commodity	2,006	400

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For the period ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Written Option Contracts (Contract Value)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$64,671	$(3,348)

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Piper Sandler & Co. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.90% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$3,801,325	$1,292,793

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$602,370	$—

6. Fund Share Transactions

The Fund issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the period ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—	$—

The tax character of dividends and distributions declared for the period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$34,618	$—	$—	$242,677	$—	$—	$277,295

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$3,204,215	$308,877	$(66,200)	$242,677

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025:

Fund	Amount
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—

19

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—	$—

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

20

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from April 28, 2025 (commencement of operations) to June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

21

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Piper Sandler US Small-Cap PLUS Income ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Tara India Opportunities ETF (IOPP)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Tara India Opportunities ETF

Schedule of Investments

June 30, 2025

	Shares	Value
Common Stocks – 95.0%
Communication Services – 11.7%
Bharti Airtel Ltd.	26,909	$630,554
INFO Edge India Ltd.	23,955	415,721
		1,046,275
Consumer Discretionary – 28.0%
Bajaj Auto Ltd.	4,267	416,749
Gabriel India Ltd.	26,750	219,059
ITC Hotels Ltd.*	17,461	45,279
Tata Motors Ltd.	50,898	408,324
Titan Co. Ltd.*	11,201	481,972
UNO Minda Ltd.	28,295	364,345
Zomato Ltd.*	184,617	568,640
		2,504,368
Consumer Staples – 19.2%
Avenue Supermarts Ltd., 144A*(a)	8,081	411,993
Bikaji Foods International Ltd.*	12,884	111,248
Britannia Industries Ltd.	6,078	414,673
ITC Ltd.	77,893	378,248
Marico Ltd.	46,738	393,671
		1,709,833
Financials – 10.1%
ICICI Bank Ltd.	25,101	423,169
Kotak Mahindra Bank Ltd.	19,108	482,045
		905,214
Health Care – 7.5%
Apollo Hospitals Enterprise Ltd.	4,449	375,696
JB Chemicals & Pharmaceuticals Ltd.	14,919	292,135
		667,831
Industrials – 12.9%
Craftsman Automation Ltd.*	5,871	381,348
Havells India Ltd.	11,126	201,230
Indian Railway Catering & Tourism Corp. Ltd.	21,908	199,640
Titagarh Rail System Ltd.	17,036	187,295
Triveni Turbine Ltd.	25,135	179,500
		1,149,013
Information Technology – 2.8%
Infosys Ltd.	13,487	251,906

Materials – 2.8%
Gravita India Ltd.	7,723	169,364
SH Kelkar & Co. Ltd., 144A*(a)	28,849	79,029
		248,393

Total Common Stocks (Cost $8,882,356)		8,482,833

Money Market Fund – 2.8%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(b)
(Cost $253,910)	253,910	253,910

See Notes to Financial Statements.

4

Simplify Tara India Opportunities ETF

Schedule of Investments (Continued)

June 30, 2025

Value
Total Investments – 97.8%
(Cost $9,136,266)	$8,736,743
Other Assets in Excess of Liabilities – 2.2%	192,829
Net Assets – 100.0%	$8,929,572

*	Non Income Producing
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $491,022, which represents 5.5% of net assets as of June 30, 2025.
(b)	Rate shown reflects the 7-day yield as of June 30, 2025.

Summary of Investment Type††

Investment Categories	% of Net Assets
Common Stocks	95.0%
Money Market Fund	2.8%
Total Investments	97.8%
Other Assets in Excess of Liabilities	2.2%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify Tara India Opportunities ETF
Assets
Investments, at value	$8,736,743
Cash	150,078
Receivables:
Foreign capital gains tax	30,071
Dividends	17,692
Total assets	8,934,584

Liabilities
Payables:
Investment advisory fees	5,012
Total liabilities	5,012
Net Assets	$8,929,572

Net Assets Consist of
Paid-in capital	$9,425,749
Distributable earnings (loss)	(496,177)
Net Assets	$8,929,572
Number of Common Shares outstanding	325,001
Net Asset Value, offering and redemption price per share	$27.48
Investments, at cost	$9,136,266

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2025

	Simplify Tara India Opportunities ETF
Investment Income
Dividend income*	$113,944

Expenses
Investment advisory fees	107,818
Interest expense	3,550
Total expenses	111,368
Less fees waived:
Waiver	(32,342)
Net expenses	79,026
Net investment income (loss)	34,918

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	732,889	(1)
Foreign currency transactions	(57,400)
Net realized gain (loss)	675,489
Net change in unrealized appreciation (depreciation) on:
Investments	(1,020,818	)(2)
Foreign currency translations	(401)
Net unrealized gain (loss)	(1,021,219)
Net realized and unrealized gain (loss)	(345,730)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(310,812)

* Withholding tax	$13,987

(1)	Net of foreign capital gain taxes of $(308,839).
(2)	Net of deferred foreign capital gains taxes $135,765.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Tara India Opportunities ETF
	Year Ended June 30, 2025	For the period March 5, 2024(1) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$34,918	$(4,266)
Net realized gain (loss)	675,489	115,205
Net change in net unrealized appreciation (depreciation)	(1,021,219)	621,219
Net increase (decrease) in net assets resulting from operations	(310,812)	732,158

Distributions	(1,006,686)	—

Fund Shares Transactions
Proceeds from shares sold	6,959,317	7,673,061
Variable transaction fees (see Note 5)	41,922	16,441
Value of shares redeemed	(5,175,829)	—
Net increase (decrease) in net assets resulting from fund share transactions	1,825,410	7,689,502
Total net increase (decrease) in Net Assets	507,912	8,421,660

Net Assets
Beginning of period	8,421,660	—
End of period	$8,929,572	$8,421,660

Changes in Shares Outstanding
Shares outstanding, beginning of period	300,001	—
Shares sold	225,000	300,001	(2)
Shares redeemed	(200,000)	—
Shares outstanding, end of period	325,001	300,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Tara India Opportunities ETF Selected Per Share Data	Year Ended June 30, 2025		Period Ended June 30, 2024(a)
Net Asset Value, beginning of period	$28.07		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09		(0.02)
Net realized and unrealized gain (loss)	1.15	(c)	3.01
Total from investment operations	1.24		2.99
Variable transaction fees (see Note 5)	0.11		0.08
Less distributions from:
Net investment income	(0.56)		—
Net realized gains	(1.38)		—
Total distributions	(1.94)		—
Net Asset Value, end of period	$27.48		$28.07
Total Return (%)	4.93		12.29	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$9		$8
Ratio of expenses before fee waiver (%)	1.03	(e)	1.51	(f)(g)
Ratio of expenses after fee waiver (%)	0.73	(e)	1.21	(f)(g)
Ratio of net investment income (loss) (%)	0.32		(0.27	)(f)
Portfolio turnover rate (%)(h)	108		33	(d)

(a)	For the period March 5, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.51%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Tara India Opportunities ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Tara India Opportunities ETF	The Fund seeks to achieve long-term capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$8,482,833	$—	$—	$8,482,833
Money Market Fund	253,910	—	—	253,910
TOTAL	$8,736,743	$—	$—	$8,736,743

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such foreign jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

System 2 Advisors L.P. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee to 0.70% of the Fund’s average daily net assets through at least October 31, 2025. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser. For the year ended June 30, 2025, the Adviser waived fees of $32,342.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Tara India Opportunities ETF	$11,569,181	$10,791,553

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the year ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Tara India Opportunities ETF	$89,163	$(89,163)

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Tara India Opportunities ETF	$988,592	$18,094	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the period ended June 30, 2024 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Tara India Opportunities ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Tara India Opportunities ETF	$—	$—	$—	$(496,177)	$—	$—	$(496,177)

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

At June 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Simplify Tara India Opportunities ETF	$9,232,443	$474,384	$(970,561)	$(496,177)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2025:

Fund	Amount
Simplify Tara India Opportunities ETF	$—

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

	Capital Post-	Late-year
Fund	October Losses	ordinary Losses
Simplify Tara India Opportunities ETF	$—	$—

7. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

14

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Tara India Opportunities ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2025 and for the period from March 5, 2024 (commencement of operations) through June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

15

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify Tara India Opportunities ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

16

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify National Muni Bond ETF (NMB)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify National Muni Bond ETF

Schedule of Investments

June 30, 2025

	Principal	Value
Municipal Bonds – 85.1%
Arizona – 2.0%
City of Phoenix Civic Improvement Corporation Junior Lien Airport RB, Series 2019B (AMT), 3.25%, 7/1/2049	$2,000,000	$1,457,946

California – 14.2%
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB Series 2025A (AMT), 5.50%, 5/1/2055(a)	2,500,000	2,595,950
Department of Airports of The City of Los Angeles California Los Angeles International Airport Subordinate Revenue and Refunding RB 2025 Series A (Private Activity/AMT), 5.00%, 5/15/2055(a)	2,000,000	2,002,947
San Diego County Regional Airport Authority San Diego International Airport Senior Airport RB, Series 2023B (Private Activity/Amt), 5.00%, 7/1/2053(a)	3,000,000	2,979,352
San Diego County Regional Airport Authority Subordinate Airport RB, Series 2021B (Private Activity/Amt), 5.00%, 7/1/2056(a)	3,000,000	2,948,858
		10,527,107
Colorado – 3.7%
City and County of Denver, Colorado for and on Behalf of Its Department of Aviation Airport System RB, Series 2022A (AMT), 4.13%, 11/15/2053	3,150,000	2,710,411

Florida – 7.2%
Miami-Dade County, Florida Seaport Revenue Refunding Bonds, Series 2021A Sub-Series 2021A-2 Bonds (NON-AMT), 3.00%, 10/1/2050	1,930,000	1,353,956
State of Florida Department of Transportation Turnpike RB, Series 2024C, 4.00%, 7/1/2051	2,000,000	1,756,162
State of Florida Department of Transportation Turnpike RB, Series 2024C, 4.00%, 7/1/2054(a)	2,500,000	2,178,332
		5,288,450
Illinois – 3.5%
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB, Series 2024B (NON-AMT), 5.50%, 1/1/2059	2,500,000	2,619,165

Massachusetts – 2.8%
Massachusetts Development Finance Agency RB Boston College Issue, Series W 2025, 5.00%, 7/1/2055	2,000,000	2,047,410

New Mexico – 2.0%
New Mexico Mortgage Finance Authority Single Family Mortgage Program Class I Bonds, Series 2025 C (NON-AMT), 5.10%, 9/1/2055	1,500,000	1,495,270

New York – 10.2%
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2024A, 4.00%, 3/15/2054	3,500,000	3,026,024
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Fiscal 2025 Series AA, 5.25%, 6/15/2053	2,335,000	2,430,963
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds, Fiscal 2022 Series B, 3.00%, 8/1/2048	3,000,000	2,121,960
		7,578,947
North Carolina – 2.8%
City of Charlotte North Carolina Airport RB, Series 2025A (NON-AMT), 5.25%, 7/1/2055	2,000,000	2,090,189

Oklahoma – 5.3%
Oklahoma Capitol Improvement Authority State Highways Capital Improvement RB, Series 2025A, 5.25%, 7/1/2055	2,000,000	2,085,319
Oklahoma Turnpike Authority Oklahoma Turnpike System Second Senior RB, Series 2025A, 4.25%, 1/1/2055	2,000,000	1,839,158
		3,924,477

See Notes to Financial Statements.

4

Simplify National Muni Bond ETF

Schedule of Investments (Continued)

June 30, 2025

	Principal	Value
Municipal Bonds (continued)
Pennsylvania – 10.2%
City of Philadelphia Pennsylvania Gas Works RB Seventeenth Series 1998 General Ordinance Consisting of Gas Works RB Seventeenth Series A, 5.25%, 8/1/2054	$1,500,000	$1,532,619
Pennsylvania Economic Development Financing Authority RB Villanova University Project, Series 2024, 4.00%, 8/1/2054	2,410,000	2,079,161
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System Health System RB, Series 2025, 5.50%, 8/15/2055	2,000,000	2,105,958
Pennsylvania Turnpike Commission Turnpike RB, Series A of 2025, 4.13%, 12/1/2050	2,000,000	1,848,019
		7,565,757
Texas – 18.0%
Carrollton-Farmers Branch Independent School District Dallas and Denton Counties Texas Unlimited Tax School Building Bonds, Series 2023, 4.00%, 2/15/2053	2,380,000	2,059,094
Cedar Hill Independent School District Dallas County Texas Unlimited Tax School Building Bonds, Series 2024, 4.00%, 2/15/2050	3,000,000	2,626,572
City of Austin Texas Electric Utility System Revenue Refunding and Improvement Bonds, Series 2023, 5.25%, 11/15/2053	2,000,000	2,059,087
Lower Colorado River Authority Transmission Contract Refunding RB LCRA Transmission Services Corporation Project Series 2025, 5.00%, 5/15/2055(a)	2,000,000	1,984,492
North Texas Municipal Water District Texas Panther Creek Regional Wastewater System Contract RB, Series 2025, 5.00%, 6/1/2055	2,000,000	2,014,201
North Texas Municipal Water District Water System Revenue Refunding and Improvement Bonds, Series 2025, 5.00%, 9/1/2055	2,500,000	2,547,604
		13,291,050
Virginia – 3.2%
Hampton Roads Transportation Accountability Commission Hampton Roads Transportation Fund Senior Lien RB, Series 2022, 4.00%, 7/1/2057(a)	2,750,000	2,365,253
Total Municipal Bonds (Cost $63,370,247)		62,961,432

Shares
Money Market Fund – 17.0%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(b)
(Cost $12,563,068)	12,563,068	12,563,068

	Number of Contracts	Notional Amount
Purchased Options – 2.2%
Calls – Exchange-Traded – 2.2%
S&P 500 Index, July Strike Price $6,200, Expires 7/03/25	67	41,540,000	210,045
S&P 500 Index, July Strike Price $6,300, Expires 7/07/25	55	34,650,000	23,760
S&P 500 Index, July Strike Price $6,275, Expires 7/09/25	150	94,125,000	254,250
S&P 500 Index, July Strike Price $6,300, Expires 7/18/25	157	98,910,000	514,960
S&P 500 Index, July Strike Price $6,500, Expires 7/31/25	293	190,450,000	285,675
S&P 500 Index, August Strike Price $6,400, Expires 8/15/25	40	25,600,000	189,600
S&P 500 Index, August Strike Price $6,650, Expires 8/15/25	101	67,165,000	65,145
			1,543,435
Puts – Exchange-Traded – 0.0%†
Nasdaq 100 Index, July Strike Price $20,450, Expires 7/11/25(c)	3	6,135,000	1,620
Nasdaq 100 Index, July Strike Price $20,600, Expires 7/16/25(c)	3	6,180,000	4,605
Russell 2000 Index, July Strike Price $1,950, Expires 7/11/25(c)	37	7,215,000	2,682
S&P 500 Index, July Strike Price $5,800, Expires 7/02/25	51	29,580,000	510
S&P 500 Index, July Strike Price $5,900, Expires 7/03/25	58	34,220,000	1,450
S&P 500 Index, July Strike Price $6,000, Expires 7/07/25	48	28,800,000	10,080
S&P 500 Index, July Strike Price $5,620, Expires 7/11/25(c)	24	13,488,000	2,460

See Notes to Financial Statements.

5

Simplify National Muni Bond ETF

Schedule of Investments (Continued)

June 30, 2025

	Number of Contracts	Notional Amount	Value
Purchased Options – 2.2% (continued)
Puts – Exchange-Traded – 0.0%† (continued)
S&P 500 Index, July Strike Price $5,650, Expires 7/16/25(c)	24	$13,560,000	$7,200
SPDR Gold Shares, July Strike Price $285, Expires 7/09/25(c)	375	10,687,500	3,188
SPDR Gold Shares, July Strike Price $280, Expires 7/11/25(c)	378	10,584,000	2,835
			36,630

Total Purchased Options (Cost $1,121,689)			1,580,065

Total Investments – 104.3%
(Cost $77,055,004)	$77,104,565
Liabilities in Excess of Other Assets – (4.3)%	(3,146,213)
Net Assets – 100.0%	$73,958,352

	Number of Contracts	Notional Amount
Written Options – (0.1)%

Puts – Exchange-Traded – (0.1)%
Nasdaq 100 Index, July Strike Price $21,450, Expires 7/11/25	(3)	$(6,435,000)	$(6,540)
Nasdaq 100 Index, July Strike Price $21,600, Expires 7/16/25	(3)	(6,480,000)	(15,855)
Russell 2000 Index, July Strike Price $2,050, Expires 7/11/25	(37)	(7,585,000)	(10,730)
S&P 500 Index, July Strike Price $5,920, Expires 7/11/25	(24)	(14,208,000)	(10,800)
S&P 500 Index, July Strike Price $5,960, Expires 7/16/25	(24)	(14,304,000)	(29,520)
SPDR Gold Shares, July Strike Price $295, Expires 7/09/25	(375)	(11,062,500)	(15,000)
SPDR Gold Shares, July Strike Price $290, Expires 7/11/25	(378)	(10,962,000)	(9,072)
			(97,517)

Total Written Options (Premiums Received $129,743)			$(97,517)

†	Less than 0.05%
(a)	Securities with an aggregate market value of $17,032,138 have been pledged as collateral for options as of June 30, 2025.
(b)	Rate shown reflects the 7-day yield as of June 30, 2025.
(c)	Held in connection with Written Options.

Portfolio Abbreviations:

AMT	:	Alternative Minimum Tax (subject to)
RB	:	Revenue Bond

See Notes to Financial Statements.

6

Simplify National Muni Bond ETF

Schedule of Investments (Continued)

June 30, 2025

Summary of Investment Type††

Investment Categories	% of Net Assets
Municipal Bonds	85.1%
Money Market Fund	17.0%
Purchased Options	2.2%
Total Investments	104.3%
Liabilities in Excess of Other Assets	(4.3)%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Liabilities in Excess of Other Assets.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify National Muni Bond ETF
Assets
Investments, at value	$77,104,565
Cash	607,671
Receivables:
Securities sold	2,746,149
Interest	880,699
Total assets	81,339,084

Liabilities
Payables:
Securities purchased	7,249,840
Written options	97,517
Investment advisory fees	33,375
Total liabilities	7,380,732
Net Assets	$73,958,352

Net Assets Consist of
Paid-in capital	$75,117,764
Distributable earnings (loss)	(1,159,412)
Net Assets	$73,958,352
Number of Common Shares outstanding	2,975,001
Net Asset Value, offering and redemption price per share	$24.86
Investments, at cost	$77,055,004
Premiums received on written options	$129,743

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Period Ended June 30, 2025

Simplify National Muni Bond ETF(1)
Investment Income
Dividend income	$366,569
Interest income	2,959,478
Total income	3,326,047

Expenses
Investment advisory fees	349,350
Interest expense	821
Other expenses	400
Total expenses	350,571
Net investment income (loss)	2,975,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,850,488)
Written options	4,420,597
Net realized gain (loss)	(1,429,891)
Net change in unrealized appreciation (depreciation) on:
Investments	49,561
Written options	32,226
Net unrealized gain (loss)	81,787
Net realized and unrealized gain (loss)	(1,348,104)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,627,372

(1)	For the period September 9, 2024 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds
Statement of Changes in Net Assets

Simplify National Muni Bond ETF
For the period September 9, 2024(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,975,476
Net realized gain (loss)	(1,429,891)
Net change in net unrealized appreciation (depreciation)	81,787
Net increase (decrease) in net assets resulting from operations	1,627,372

Distributions	(2,786,784)

Fund Shares Transactions
Proceeds from shares sold	98,589,382
Value of shares redeemed	(23,471,618)
Net increase (decrease) in net assets resulting from fund share transactions	75,117,764
Total net increase (decrease) in Net Assets	73,958,352

Net Assets
Beginning of period	—
End of period	$73,958,352

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	3,925,001 (2)
Shares redeemed	(950,000)
Shares outstanding, end of period	2,975,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds
Financial Highlights

Simplify National Muni Bond ETF Selected Per Share Data	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.84
Net realized and unrealized gain (loss)	(0.19)
Total from investment operations	0.65
Less distributions from:
Net investment income	(0.79)
Total distributions	(0.79)
Net Asset Value, end of period	$24.86
Total Return (%)	2.80	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$74
Ratio of expenses (%)	0.50	(d)
Ratio of net investment income (loss) (%)	4.26	(d)
Portfolio turnover rate (%)(e)	678	(c)

(a)	For the period September 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify National Muni Bond ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify National Muni Bond ETF	The Fund seek income, with a secondary investment objective of capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund’s may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$62,961,432	$—	$62,961,432
Purchased Options	1,580,065	—	—	1,580,065
Money Market Fund	12,563,068	—	—	12,563,068
TOTAL	$14,143,133	$62,961,432	$—	$77,104,565

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(97,517)	$—	$—	$(97,517)
TOTAL	$(97,517)	$—	$—	$(97,517)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Fund write a put option, cash is segregated in an

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2025 and the related location in the accompanying Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify National Muni Bond ETF
Commodity Contracts	Investments, at value(1)	$6,023	Investments, at value(1)	$—
Equity Contracts	Investments, at value(1)	$1,574,042	Investments, at value(1)	$—
Commodity Contracts	Written options	$—	Written options	$24,072
Equity Contracts	Written options	$—	Written options	$73,445

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

For the period ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify National Muni Bond ETF	Equity	$654,295	$460,997
Simplify National Muni Bond ETF	Commodity	(452,424)	(2,621)
Simplify National Muni Bond ETF	Interest Rate	(73,640)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the period ended June 30, 2025, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify National Muni Bond ETF	Equity	$3,413,985	$23,334
Simplify National Muni Bond ETF	Commodity	873,404	8,892
Simplify National Muni Bond ETF	Interest Rate	133,208	—

For the period ended June 30, 2025, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Written Option Contracts (Contract Value)
Simplify National Muni Bond ETF	$669,319	$(568,390)

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

FCO Advisors LP (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify National Muni Bond ETF	$550,419,160	$481,246,218

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the “Fund’s custodian” when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the period ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify National Muni Bond ETF	$—	$—

The tax character of dividends and distributions declared for the period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Tax-Exempt	Long -Term Capital Gains	Return of Capital
Simplify National Muni Bond ETF	$558,727	$2,228,057	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify National Muni Bond ETF	$188,692	$—	$—	$(569,607)	$(778,497)	$—	$(1,159,412)

At June 30, 2025, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify National Muni Bond ETF	$77,683,064	$380,422	$(950,029)	$(569,607)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025:

Fund	Amount
Simplify National Muni Bond ETF	$—

At June 30, 2025, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify National Muni Bond ETF	$778,497	$—	$778,497

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify National Muni Bond ETF	$—	$—

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify National Muni Bond ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from September 9, 2024 (commencement of operations) to June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

18

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify National Muni Bond ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Gamma Emerging Market Bond ETF (GAEM)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments

June 30, 2025

		Principal	Value
Foreign Bonds – 92.5%
Argentina – 4.7%
Argentine Republic Government International Bond, 4.13%, 7/9/2035		$500,000	$338,601
Pluspetrol SA, 8.50%, 5/30/2032, 144A(a)		200,000	203,500
			542,101
Bahamas – 3.3%
Bahamas Government International Bond, 6.00%, 11/21/2028		80,000	79,840
Bahamas Government International Bond, 8.25%, 6/24/2036, 144A(a)		300,000	305,100
			384,940
Brazil – 6.6%
Braskem Netherlands Finance BV, 8.00%, 10/15/2034, 144A(a)		250,000	200,413
Brazilian Government International Bond, 6.00%, 10/20/2033		200,000	198,888
CSN Resources SA, 8.88%, 12/5/2030		150,000	147,983
LD Celulose International GmbH, 7.95%, 1/26/2032, 144A(a)		200,000	210,625
			757,909
Chile – 1.8%
Latam Airlines Group SA, 7.88%, 4/15/2030, 144A(a)		200,000	204,250

Colombia – 19.5%
Aris Mining Corp., 8.00%, 10/31/2029, 144A(a)		200,000	203,716
Banco Davivienda SA, 8.13%, (US 5 Year CMT T-Note + 4.59%), 7/2/2035, 144A(a)(b)		250,000	252,050
Bancolombia SA, 8.63%, (US 5 Year CMT T-Note + 4.32%), 12/24/2034(b)		200,000	210,414
Colombia Government International Bond, 8.75%, 11/14/2053		310,000	307,783
Colombia Government International Bond, 8.38%, 11/7/2054		200,000	190,560
Colombia Telecomunicaciones SA ESP, 4.95%, 7/17/2030		408,000	352,683
Ecopetrol SA, 7.75%, 2/1/2032		250,000	246,075
Ecopetrol SA, 8.38%, 1/19/2036		300,000	289,499
Empresas Publicas de Medellin ESP, 4.25%, 7/18/2029		200,000	184,585
			2,237,365
Dominican Republic – 17.2%
AES Espana BV, 5.70%, 5/4/2028		180,000	172,759
Dominican Republic International Bond, 10.50%, 3/15/2037, 144A(a)	DOP	64,700,000	1,081,930
Dominican Republic International Bond, 7.15%, 2/24/2055, 144A(a)		200,000	199,890
Dominican Republic International Bond, 5.88%, 1/30/2060		343,000	288,754
Empresa Generadora de Electricidad Haina SA, 5.63%, 11/8/2028		250,000	238,530
			1,981,863
El Salvador – 6.3%
El Salvador Government International Bond, 7.65%, 6/15/2035		250,000	241,250
El Salvador Government International Bond, 7.63%, 2/1/2041		250,000	228,750
El Salvador Government International Bond, 9.65%, 11/21/2054, 144A(a)		250,000	257,500
			727,500
Guatemala – 1.7%
Investment Energy Resources Ltd., 6.25%, 4/26/2029		200,000	196,191

Honduras – 3.2%
Honduras Government International Bond, 8.63%, 11/27/2034, 144A(a)		350,000	367,763

Jamaica – 1.8%
Kingston Airport Revenue Finance Ltd., 6.75%, 12/15/2036, 144A(a)		200,000	201,283

See Notes to Financial Statements.

4

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments (Continued)

June 30, 2025

	Principal	Value
Foreign Bonds (continued)
Mexico – 8.1%
Comision Federal de Electricidad, 6.45%, 1/24/2035, 144A(a)	$400,000	$394,467
Petroleos Mexicanos, 6.63%, 6/15/2035	170,000	142,800
Petroleos Mexicanos, 7.69%, 1/23/2050	500,000	393,630
		930,897
Panama – 14.0%
Panama Government International Bond, 3.16%, 1/23/2030	300,000	271,162
Panama Government International Bond, 6.70%, 1/26/2036	270,000	268,836
Panama Government International Bond, 6.85%, 3/28/2054	200,000	183,326
Panama Government International Bond, 7.88%, 3/1/2057	300,000	305,725
Promerica Financial Corp., 10.75%, 8/14/2028	200,000	208,612
Telecomunicaciones Digitales SA, 4.50%, 1/30/2030	200,000	186,737
UEP Penonome II SA, 6.50%, 10/1/2038	202,777	179,932
		1,604,330
Peru – 1.7%
Volcan Cia Minera SAA, 8.75%, 1/24/2030	200,000	198,841

Trinidad and Tobago – 2.6%
National Gas Co of Trinidad & Tobago Ltd., 6.05%, 1/15/2036	100,000	90,745
Telecommunications Services of Trinidad & Tobago Ltd., 8.88%, 10/18/2029	200,000	202,474
		293,219

Total Foreign Bonds (Cost $10,448,965)		10,628,452

U.S. Treasury Bills – 7.8%
U.S. Treasury Bill, 4.08%, 7/29/2025(c)	500,000	498,386
U.S. Treasury Bill, 4.38%, 8/14/2025(c)	400,000	397,899
Total U.S. Treasury Bills (Cost $896,306)		896,285

	Shares
Money Market Fund – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(d)
(Cost $14,848)	14,848	14,848

Total Investments – 100.4%
(Cost $11,360,119)		$11,539,585
Liabilities in Excess of Other Assets – (0.4)%		(44,635)
Net Assets – 100.0%		$11,494,950

(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $4,082,487, which represents 35.5% of net assets as of June 30, 2025.
(b)	Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2025.

Currency Abbreviations:

DOP	:	Dominican Peso

See Notes to Financial Statements.

5

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments (Continued)

June 30, 2025

Portfolio Abbreviations:

CMT	:	Treasury Constant Maturity Rate

INDUSTRY ALLOCATION*

Government	52.0%
Energy	14.8%
Utilities	9.0%
Basic Materials	8.4%
Communications	6.4%
Financial	5.8%
Consumer, Cyclical	1.8%
Industrial	1.7%
Money Market Fund	0.1%

*	Percentage of total investments as of June 30, 2025.

See Notes to Financial Statements.

6

(This page intentionally left blank)

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify Gamma Emerging Market Bond ETF
Assets
Investments, at value	$11,539,585
Receivables:
Securities sold	832,120
Interest	256,722
Total assets	12,628,427

Liabilities
Payables:
Securities purchased	1,126,369
Investment advisory fees	7,108
Total liabilities	1,133,477
Net Assets	$11,494,950

Net Assets Consist of
Paid-in capital	$11,279,586
Distributable earnings (loss)	215,364
Net Assets	$11,494,950
Number of Common Shares outstanding	450,001
Net Asset Value, offering and redemption price per share	$25.54
Investments, at cost	$11,360,119

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Period Ended June 30, 2025

Simplify Gamma Emerging Market Bond ETF(1)
Investment Income
Interest income	$784,028
Total income	784,028

Expenses
Investment advisory fees	93,409
Interest expense	654
Total expenses	94,063
Less fees waived:
Waiver	(19,665)
Net expenses	74,398
Net investment income (loss)	709,630

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	121,442
Foreign currency transactions	1,240
Net realized gain (loss)	122,682
Net change in unrealized appreciation (depreciation) on:
Investments	179,466
Foreign currency translations	(9,970)
Net unrealized gain (loss)	169,496
Net realized and unrealized gain (loss)	292,178
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,001,808

(1)	For the period August 12, 2024 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statement of Changes in Net Assets

	Simplify Gamma Emerging Market Bond ETF
	For the period August 12, 2024(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$709,630
Net realized gain (loss)	122,682
Net change in net unrealized appreciation (depreciation)	169,496
Net increase (decrease) in net assets resulting from operations	1,001,808

Distributions	(786,444)

Fund Shares Transactions
Proceeds from shares sold	11,279,586
Value of shares redeemed	—
Net increase (decrease) in net assets resulting from fund share transactions	11,279,586
Total net increase (decrease) in Net Assets	11,494,950

Net Assets
Beginning of period	—
End of period	$11,494,950

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	450,001	(2)
Shares redeemed	—
Shares outstanding, end of period	450,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

Simplify Gamma Emerging Market Bond ETF Selected Per Share Data	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.62
Net realized and unrealized gain (loss)	0.67
Total from investment operations	2.29
Less distributions from:
Net investment income	(1.49)
Net realized gains	(0.26)
Total distributions	(1.75)
Net Asset Value, end of period	$25.54
Total Return (%)	9.42	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$11
Ratio of expenses before fee waiver (%)	0.96	(d)(e)
Ratio of expenses after fee waiver (%)	0.76	(d)(e)
Ratio of net investment income (loss) (%)	7.22	(d)
Portfolio turnover rate (%)(f)	131	(c)

(a)	For the period August 12, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Gamma Emerging Market Bond ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Gamma Emerging Market Bond ETF	The Fund seeks income and capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund’s may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Assets	Level 1	Level 2	Level 3	Total
Foreign Bonds	$—	$10,628,452	$—	$10,628,452
U.S. Treasury Bills	896,285	—	—	896,285
Money Market Fund	14,848	—	—	14,848
TOTAL	$911,133	$10,628,452	$—	$11,539,585

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

policy is to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Gamma Asset Management LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fee payable under the management agreement to 0.75% of the Fund’s average daily net assets through at least October 31, 2025. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser. For the period ended June 30, 2025, the Adviser waived fees of $19,665.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Gamma Emerging Market Bond ETF	$22,745,421	$12,464,188

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the period ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Gamma Emerging Market Bond ETF	$—	$—

The tax character of dividends and distributions declared for the period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Gamma Emerging Market Bond ETF	$786,444	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Gamma Emerging Market Bond ETF	$95,248	$—	$—	$169,496	$—	$(49,380)	$215,364

At June 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Gamma Emerging Market Bond ETF	$11,360,119	$330,995	$(161,499)	$169,496

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025:

Fund	Amount
Simplify Gamma Emerging Market Bond ETF	$—

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Gamma Emerging Market Bond ETF	$49,380	$—

7. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

16

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Gamma Emerging Market Bond ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from August 12, 2024 (commencement of operations) to June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

17

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Gamma Emerging Market Bond ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

18

June 30, 2025

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Kayne Anderson Energy and Infrastructure Credit ETF (KNRG)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Schedule of Investments

June 30, 2025

	Principal	Value
Corporate Bonds – 96.7%
Energy – 72.9%
Buckeye Partners LP, 5.85%, 11/15/2043	$200,000	$176,634
CQP Holdco LP / BIP-V Chinook Holdco LLC, 7.50%, 12/15/2033, 144A(a)	300,000	326,698
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.38%, 6/30/2033, 144A(a)	200,000	199,263
Enbridge, Inc., 8.50%, (US 5 Year CMT T-Note + 4.43%), 1/15/2084(b)	350,000	390,617
Energy Transfer LP, 7.13%, (US 5 Year CMT T-Note + 5.31%), 5/15/2174, Series G	725,000	740,271
Hess Midstream Operations LP, 5.88%, 3/1/2028, 144A(a)	300,000	304,669
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	300,000	332,945
Oneok Partners LP, 6.13%, 2/1/2041	400,000	400,700
Plains All American Pipeline LP, 8.70%, (3-Month CME Term SOFR + 4.37%), 11/15/2173, Series B(b)	500,000	502,307
Prairie Acquiror LP, 9.00%, 8/1/2029, 144A(a)	650,000	676,378
Rockies Express Pipeline LLC, 6.75%, 3/15/2033, 144A(a)	150,000	156,677
Rockies Express Pipeline LLC, 6.88%, 4/15/2040, 144A(a)	100,000	100,247
South Bow Canadian Infrastructure Holdings Ltd., 7.50%, (US 5 Year CMT T-Note + 3.67%), 3/1/2055, 144A(a)(b)	400,000	413,061
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.38%, 2/15/2029, 144A(a)	150,000	154,262
Targa Resources Corp., 6.50%, 2/15/2053	200,000	205,780
TransCanada PipeLines Ltd., 6.80%, (3-Month CME Term SOFR + 2.47%), 5/15/2067(b)	400,000	369,643
Venture Global LNG, Inc., 8.38%, 6/1/2031, 144A(a)	38,000	39,500
Venture Global LNG, Inc., 9.88%, 2/1/2032, 144A(a)	75,000	81,047
Venture Global LNG, Inc., 9.00%, (US 5 Year CMT T-Note + 5.44%), 12/31/2049, 144A(a)(b)	437,000	425,601
Western Midstream Operating LP, 5.45%, 4/1/2044	350,000	306,169
Williams Cos., Inc. (The), 8.75%, 3/15/2032	350,000	421,412
Williams Cos., Inc. (The), 5.75%, 6/24/2044	250,000	245,398
		6,969,279
Utilities – 23.8%
AES Corp. (The), 7.60%, (US 5 Year CMT T-Note + 3.20%), 1/15/2055(b)	100,000	103,422
AES Corp. (The), 6.95%, (US 5 Year CMT T-Note + 2.89%), 7/15/2055(b)	150,000	146,193
AltaGas Ltd., 7.20%, (US 5 Year CMT T-Note + 2.89%), 10/15/2054, 144A(a)(b)	300,000	300,816
Entergy Corp., 7.13%, (US 5 Year CMT T-Note + 2.67%), 12/1/2054(b)	400,000	414,961
PG&E Corp., 7.38%, (US 5 Year CMT T-Note + 3.88%), 3/15/2055(b)	500,000	474,385
Sempra, 6.88%, (US 5 Year CMT T-Note + 2.79%), 10/1/2054	400,000	403,513
Venture Global Plaquemines LNG LLC, 7.75%, 5/1/2035, 144A(a)	300,000	325,008
Vistra Corp., 8.88%, (US 5 Year CMT T-Note + 5.05%), 7/15/2174, Series C, 144A(a)	100,000	108,939
		2,277,237

Total Corporate Bonds (Cost $9,071,608)		9,246,516

	Shares
Preferred Stocks – 1.0%
Utilities – 1.0%
Nextera Energy, Inc.
(Cost $94,460)	2,000	94,180

Money Market Fund – 0.5%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 4.15%(c)
(Cost $48,338)	48,338	48,338

See Notes to Financial Statements.

4

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Schedule of Investments (Continued)

June 30, 2025

Value
Total Investments – 98.2%
(Cost $9,214,406)	$9,389,034
Other Assets in Excess of Liabilities – 1.8%	169,757
Net Assets – 100.0%	$9,558,791

(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $3,612,166, which represents 37.7% of net assets as of June 30, 2025.
(b)	Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Rate shown reflects the 7-day yield as of June 30, 2025.

Portfolio Abbreviations:

CME	:	Chicago Mercantile Exchange
CMT	:	Treasury Constant Maturity Rate
SOFR	:	Secured Overnight Financing Rate

Summary of Investment Type††

Investment Categories	% of Net Assets
Corporate Bonds	96.7%
Preferred Stocks	1.0%
Money Market Fund	0.5%
Total Investments	98.2%
Other Assets in Excess of Liabilities	1.8%
Net Assets	100.0%

††	The percentage shown for each investment category is the total value of investments in that category as a percentage of the net assets of the Fund. The table depicts the Fund’s investments but may not represent the Fund’s market exposure to certain derivatives, if any, which are included in Other Assets in Excess of Liabilities.

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2025

Simplify Kayne Anderson Energy and Infrastructure Credit ETF
Assets
Investments, at value	$9,389,034
Receivables:
Interest	175,218
Total assets	9,564,252

Liabilities
Payables:
Investment advisory fees	5,461
Total liabilities	5,461
Net Assets	$9,558,791

Net Assets Consist of
Paid-in capital	$9,385,729
Distributable earnings (loss)	173,062
Net Assets	$9,558,791
Number of Common Shares outstanding	375,001
Net Asset Value, offering and redemption price per share	$25.49
Investments, at cost	$9,214,406

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Period Ended June 30, 2025

Simplify Kayne Anderson Energy and Infrastructure Credit ETF(1)
Investment Income
Dividend income	$1,824
Interest income	53,310
Total income	55,134

Expenses
Investment advisory fees	5,769
Total expenses	5,769
Net investment income (loss)	49,365

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,346
Net realized gain (loss)	6,346
Net change in unrealized appreciation (depreciation) on:
Investments	174,628
Net unrealized gain (loss)	174,628
Net realized and unrealized gain (loss)	180,974
Net Increase (Decrease) in Net Assets Resulting from Operations	$230,339

(1)	For the period May 27, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Kayne Anderson Energy and Infrastructure Credit ETF
	For the period May 27, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$49,365
Net realized gain (loss)	6,346
Net change in net unrealized appreciation (depreciation)	174,628
Net increase (decrease) in net assets resulting from operations	230,339

Distributions	(56,250)

Fund Shares Transactions
Proceeds from shares sold	9,384,702
Value of shares redeemed	—
Net increase (decrease) in net assets resulting from fund share transactions	9,384,702
Total net increase (decrease) in Net Assets	9,558,791

Net Assets
Beginning of period	—
End of period	$9,558,791

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	375,001	(2)
Shares redeemed	—
Shares outstanding, end of period	375,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Kayne Anderson Energy and Infrastructure Credit ETF Selected Per Share Data	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.15
Net realized and unrealized gain (loss)	0.49
Total from investment operations	0.64
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net Asset Value, end of period	$25.49
Total Return (%)	2.56	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$10
Ratio of expenses (%)	0.75	(d)
Ratio of net investment income (loss) (%)	6.42	(d)
Portfolio turnover rate (%)(e)	8	(c)

(a)	For the period May 27, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2025

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2025, the Trust consists of thirty four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	The Fund primarily seeks current income and secondarily seeks capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and preferred stocks are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 of the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund’s may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2025 for the Fund based upon the three levels defined above:

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$9,246,516	$—	$9,246,516
Preferred Stocks	94,180	—	—	94,180
Money Market Fund	48,338	—	—	48,338
TOTAL	$142,518	$9,246,516	$—	$9,389,034

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy is to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statement.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund’s credit portfolio, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee computed and accrued daily and payable monthly, at an annual rate equal to 0.75% of Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$9,548,691	$387,919

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the period ended June 30, 2025, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences, if any, are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and if applicable, controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$(1,028)	$1,028

The tax character of dividends and distributions declared for the period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$56,250	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October/ Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—	$—	$—	$173,062	$—	$—	$173,062

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2025

At June 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$9,215,947	$194,021	$(20,959)	$173,062

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

At June 30, 2025, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—	$—	$—

If available, the Fund utilized the following amount of capital loss carryforwards to offset taxable gains realized during the period ended June 30, 2025:

Fund	Amount
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—

Certain capital and qualified late year ordinary losses incurred within the current taxable year after October 31 and December 31, respectively can be deferred. If elected these deferred losses are deemed to arise on the first business day of the Fund’s next taxable year. As of tax year-end June 30, 2025, the Fund will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—	$—

7. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

8. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

14

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from May 27, 2025 (commencement of operations) to June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2025

15

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2025.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

16

(b)	See (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

On November 20, 2024 a shareholder representing majority of GAEM shares approved by written consent to change the investment company from diversified to non-diversified.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid by the investment adviser during the period covered by the report is as follows:

(1)	All directors and all members of any advisory board for regular compensation; $302,500

(2)	Each director and each member of an advisory board for special compensation; $0

(3)	All officers; None

(4)	Each person of whom any officer or director of the Fund is an affiliated person: Investment adviser compensation included under Item 7. N/A

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify China A Shares PLUS Income ETF and Simplify Currency Strategy ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on November 18, 2024 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify China A Shares PLUS Income ETF and Simplify Currency Strategy ETF (each a “New Fund” and collectively, the “New Funds”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-one exchange-traded funds, and managed approximately $5.94 billion in assets as of September 30, 2024. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies that incorporated various derivative overlays. The Trustees then reviewed the background information of the key investment personnel that would be responsible for servicing each New Fund and noted their extensive industry experience. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for each New Fund, and serve as the valuation designee and derivatives risk manager. They noted the Adviser’s belief that the New Funds would provide investors with diverse exposure to differentiated areas of the market, expanding the Trust’s current offerings and allowing for risk mitigation, diversification and potential return enhancement using proprietary overlays. The Trustees noted that the financial condition of the Adviser was sufficient for the Adviser to provide the duties required under each New Fund’s Advisory Agreement and to support the launch of each New Fund. The Trustees agreed that the Adviser had sufficient personnel resources to service each New Fund and concluded that, based on the Board’s experience with the Adviser, the Adviser would provide high quality service to each New Fund and their respective shareholders.

Performance.

Simplify China A Shares PLUS Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2024, noting that the strategy underperformed the benchmark for the one-year period ended September 30, 2024, but outperformed the benchmark for the since-inception period ended September 30, 2024. The Trustees considered the Adviser’s experience managing specialized ETFs.

Simplify Currency Strategy ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2024, noting that the strategy outperformed the benchmark for the one-, five- and ten-year and since inception periods ended September 30, 2024. The Trustees considered the Adviser’s experience investing in foreign currency forward contracts.

Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that the Adviser was capable of delivering favorable returns to the shareholders of each New Fund.

Fees and Expenses.

The Trustees discussed the Adviser’s criteria for selecting the constituents in each peer group (each a “Peer Group”), including the use of mutual funds as relevant comparisons. The Trustees further discussed the Morningstar category for each New Fund.

Simplify China A Shares PLUS Income ETF. Trustees discussed the proposed annual advisory fee of 0.88% and estimated net expense ratio of 0.88%. The Trustees noted that the proposed advisory fee was higher than the averages of the Peer Group and the Morningstar US Fund China Region category, but that the Fund’s net expense ratio was lower than the averages of the Peer Group and the Morningstar category. The Trustees considered the Adviser’s justifications for its advisory fee, noting that the Peer Group and Morningstar category included passively managed funds while the Fund will be actively managed and has a dedicated income-generating strategy unique relative to other funds in the marketplace. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Simplify Currency Strategy ETF. The Trustees discussed the proposed annual advisory fee of 0.75% and estimated net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee and net expense ratio were higher than the averages of the Peer Group the Morningstar US Fund Single Currency category. The Trustees considered the Adviser’s belief that the Fund’s advisory fee and expense ratio are reasonable given the uniqueness of the strategy and lack of comparable funds in the marketplace. The Trustees also acknowledged the Adviser’s statement that the strategy would require extensive labor and resources, which further justified the advisory fee. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

The Trustees acknowledged that the fees to be charged by the Adviser were competitive with the fees charged by similar registered funds. They concluded that the proposed fees to be charged by the Adviser were well within reason for each strategy and were not unreasonable.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Funds had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Trustees acknowledged that each New Fund projected making a profit in the first and second year of operations, before marketing expenditures. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to any of the New Funds.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed Advisory Agreement. They discussed each New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to each New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the Advisory Agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Advisory Agreement was in the best interests of each New Fund and its respective future shareholders.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify Downside Interest Rate Hedge ETF, Simplify Gold Strategy PLUS Income ETF and Simplify US Small Cap PLUS Income ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on November 18, 2024 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify Downside Interest Rate Hedge ETF, the Simplify Gold Strategy PLUS Income ETF, and the Simplify US Small Cap PLUS Income ETF (each a “New Fund” and collectively, the “New Funds”).

The Board reviewed the written materials provided in connection with the approval of the Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and each Trustee’s own business judgment in determining the material factors to be considered when evaluating the agreements and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-one exchange-traded funds, and managed approximately $5.94 billion in assets as of September 30, 2024. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies that incorporated various derivative overlays. The Trustees then reviewed the background information of the key investment personnel that would be responsible for servicing each New Fund and noted their extensive industry experience. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for each New Fund, and serve as the valuation designee and derivatives risk manager. They noted the Adviser’s belief that the New Funds would provide investors with diverse exposure to differentiated areas of the market, expanding the Trust’s current offerings and allowing for risk mitigation, diversification and potential return enhancement using proprietary overlays. The Trustees noted that the financial condition of the Adviser was sufficient for the Adviser to provide the duties required under each New Fund’s Advisory Agreement and to support the launch of each New Fund. The Trustees agreed that the Adviser had sufficient personnel resources to service each New Fund and concluded that, based on the Board’s experience with the Adviser, the Adviser would provide high quality service to each New Fund and their respective shareholders.

Performance.

Simplify Downside Interest Rate Hedge Strategy ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2024, noting that the strategy outperformed the benchmark for the one- and ten-year and since inception periods ended September 30, 2024, while underperforming the benchmark over the 5-year period. The Trustees considered the Adviser’s experience managing ETFs designed to hedge against falling interest rates.

Simplify Gold Strategy PLUS Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2024, noting that the strategy outperformed the benchmark for the one-, five- and ten-year and since inception periods ended September 30, 2024. The Trustees considered the Adviser’s experience managing other ETFs that invest in commodities and futures.

Simplify US Small Cap PLUS Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2024, noting that the strategy outperformed the benchmark for the one-, five- and ten-year and since inception periods ended September 30, 2024. The Trustees considered the Adviser’s experience managing other ETFs with equity sleeves and option overlays.

Fees and Expenses.

Simplify Downside Interest Rate Hedge Strategy ETF. Trustees discussed the proposed annual advisory fee of 0.50% and estimated net expense ratio of 0.50%. The Trustees noted that the proposed advisory fee and net expense ratio were higher than the averages of the Peer Group but lower than the averages of the Morningstar US Fund Trading-Inverse Debt category. The Trustees acknowledged the Adviser’s assertion that both the Peer Group and Morningstar category included passive funds and the actively managed nature of the Fund justified the higher fee. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Simplify Gold Strategy PLUS Income ETF. The Trustees discussed the proposed annual advisory fee of 0.50% and estimated net expense ratio of 0.50%. The Trustees noted that the proposed advisory fee and net expense ratio were below the averages of the Adviser’s selected Peer Group and the Morningstar US Fund Commodities Focused category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Simplify US Small Cap PLUS Income ETF. The Trustees discussed the proposed annual advisory fee of 0.50% and estimated net expense ratio of 0.50%. The Trustees noted that the proposed advisory fee and estimated net expense ratio were lower than the averages of the Peer Group and Morningstar US Fund Small Blend category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Funds had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Trustees acknowledged that each New Fund projected making a profit in the first and second year of operations, before marketing expenditures. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to any of the New Funds.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed Advisory Agreement. They discussed each New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to each New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the Advisory Agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Advisory Agreement was in the best interests of each New Fund and its respective future shareholders.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify Target 15 Distribution ETF, Simplify Barrier Income ETF, Simplify Piper Sandler US Small-Cap PLUS Income ETF and Simplify Kayne Anderson Energy & Infrastructure Credit ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on February 20, 2025 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify Target 15 Distribution ETF, Simplify Barrier Income ETF, Simplify Piper Sandler US Small-Cap PLUS Income ETF (“LITL”) and Simplify Kayne Anderson Energy and Infrastructure Credit ETF (“KNRG”) (each a “New Fund” and collectively, the “New Funds”); the approval of the sub-advisory agreement between Simplify, Piper Sandler & Co. (“Piper Sandler”), and the Trust on behalf of LITL (the “Piper Sub-Advisory Agreement”); the approval of sub-advisory agreement between Simplify, Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), and the Trust on behalf of KNRG (the “Kayne Sub-Advisory Agreement”) collectively, the “Sub-Advisory Agreements”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-one exchange-traded funds, three funds were added in the last quarter and managed approximately $6.09 billion in assets as of December 31, 2024. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies and solutions to meet the evolving needs of investors. The Trustees then reviewed the background information of the key investment personnel that would be responsible for servicing each New Fund and noted their extensive industry experience. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for each New Fund, and serve as the valuation designee and derivatives risk manager. They noted the Adviser’s belief that the New Funds would provide investors with diverse exposure to differentiated areas of the market, expanding the Trust’s current offerings and allowing for risk mitigation, diversification and potential return enhancement using proprietary overlays. The Trustees noted that the financial condition of the Adviser was sufficient for the Adviser to provide the duties required under each New Fund’s Advisory Agreement and to support the launch of each New Fund. The Trustees agreed that the Adviser had sufficient personnel resources to service each New Fund and concluded that, based on the Board’s experience with the Adviser, the Adviser would provide high quality service to each New Fund and their respective shareholders.

Performance.

Simplify Target 15 Distribution ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2024, noting that the strategy underperformed the benchmark for the one-, five-year and since inception periods ended December 31, 2024. The Trustees considered the Adviser’s experience in managing income generating option strategies.

Simplify Barrier Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2024, noting that the strategy outperformed the benchmark for the one-, five-year and since inception periods ended December 31, 2024. The Trustees considered the Adviser’s experience in managing income generating option strategies.

Simplify Piper Sandler US Small-Cap Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2024, noting that the strategy outperformed the benchmark for the one-, five-year and since inception periods ended December 31, 2024. The Trustees considered the Adviser’s experience in managing income generating option strategies.

Kayne Anderson Energy and Infrastructure Credit ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2024, noting that the strategy underperformed the benchmark for the one-year period ended December 31, 2024, but outperformed the benchmark for the five-, ten-year and since inception period ended December 31, 2024. The Trustees considered the Adviser’s experience managing specialized ETFs.

Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that the Adviser was capable of delivering favorable returns to the shareholders of each New Fund.

Fees and Expenses.

The Trustees discussed the Adviser’s criteria for selecting the constituents in each peer group (each a “Peer Group”), including the use of mutual funds as relevant comparisons. The Trustees further discussed the Morningstar category for each New Fund.

Simplify Target 15 Distribution ETF. The Trustees discussed the proposed annual advisory fee of 0.75% and estimated net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee and net expense ratio were higher than averages of the Adviser’s selected Peer Group and advisory fee of Morningstar US Fund Derivative Income Category, but lower than the net expense ratio of Morningstar US Fund Derivative Income Category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable, given the Fund’s unique structure and lack of direct comparable funds in the marketplace They noted the Adviser’s belief that the fees are justified by the Fund’s differentiated investment strategy, active risk controls and potential to deliver an attractive risk-adjusted return for investors.

Simplify Barrier Income ETF. The Trustees discussed the proposed annual advisory fee of 0.75% and estimated net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee was higher than averages of the Adviser’s selected Peer Group and advisory fee of Morningstar US Fund Defined Outcome Category, but lower than the net expense ratio average of the Adviser’s selected Peer Group and Morningstar US Fund Defined Outcome Category, reinforcing the Fund’s cost efficiency. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Piper Sandler US Small-Cap PLUS Income ETF. The Trustees discussed the proposed annual advisory fee of 0.90% and estimated net expense ratio of 0.90%. The Trustees noted that the proposed advisory fee and net expense ratio were higher than averages of the Adviser’s selected Peer Group and advisory fee of Morningstar US Fund Small Blend, but lower than net expense ratio of the Morningstar US Fund Small Blend Category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable, given the Fund’s actively managed approach, strategic factor-driven selection and integrated options overlay, noting the Adviser’s belief that the Fund’s fee structure is justified and provides significant value to investors.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF. The Trustees discussed the proposed annual advisory fee of 0.75% and estimated net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee is higher than the averages of the Adviser’s selected Peer Group, but below the average of the Morningstar US Fund Energy Limited Partnership Category, and that the net expense ratio is below the average for the Adviser’s selected Peer Group and Morningstar US Fund Energy Limited Partnership Category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable, noting the Adviser’s belief that the fee structure is justified given the Fund’s unique investment strategy, which combines broad energy infrastructure credit exposure with an actively managed credit hedge strategy.

The Trustees acknowledged that the fees to be charged by the Adviser were competitive with the fees charged by similar registered funds. They concluded that the proposed fees to be charged by the Adviser were well within reason for each strategy and were not unreasonable.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Funds had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Trustees acknowledged that each of the Simplify Target 15 Distribution ETF, Simplify Piper Sandler US Small Cap Income projected making a profit in the first and second year of operations, before marketing expenditures, and that Kayne Anderson Energy & Infrastructure Credit ETF projected not making a profit in the first year of operations, but, making a profit in the second year of operations, before marketing expenditures. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to any of the New Funds.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed Advisory Agreement. They discussed each New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to each New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the Advisory Agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Advisory Agreement was in the best interests of each New Fund and its respective future shareholders.

Simplify Piper Sandler US Small-Cap PLUS Income ETF – Sub-Advisory Agreement (Piper Sandler & Co.)

Nature, Extent, and Quality of Service. The Trustees noted that Piper Sandler is a dually registered broker dealer and investment adviser, whose investment advisory activities include providing institutional client with analytical reports, services (such as investment recommendations and a range of analysis of interest rate sensitivities, yields, asset quality and non-discretionary portfolio consulting and administrative services). They noted that, as of December 31, 2024, Piper Sandler has approximately $1.6 million in assets under management and specialized in providing personalized advisory and trading services that were tailored to meet the unique needs and goals of its corporate, wealth management and institutional clients. They considered the corporate structure of Piper Sandler and the resources of the organization. The Trustees acknowledged that Piper Sandler would work with the Adviser to develop investment strategies customized to the Fund’s goals, risk tolerance and time horizon, and would construct and manage the Fund’s investment portfolio. They reviewed the background information of the personnel that would be responsible for servicing the Fund taking into account the portfolio manager’s strong background and experience, and the recent addition of investment personnel. The Trustees discussed Piper Sandler’s investment approach, as discussed earlier in the Meeting by the Piper Sandler Representatives. The Trustees concluded that Piper Sandler was capable of providing quality service to the Fund and its future shareholders.

Performance. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2024, noting that the strategy outperformed the benchmark for the one-, five-year and since inception periods ended December 31, 2024. Trustees considered that the Adviser had assessed and recommended Piper Sandler and believed it had the resources to deliver favorable returns to the future shareholders of the Fund.

Fees and Expenses. The Trustees acknowledged that Simplify, rather than LITL would pay Piper Sandler an annual sub-advisory fee equal to 0.45% of the Fund’s average net assets. They noted that Piper Sandler did not currently manage any other accounts using the strategy proposed for LITL, and considered the fee charged by Piper Sandler under the terms of the Piper Sub-Advisory Agreement. They discussed with Piper Sandler, the fees charged, acknowledging the differences in product type and structure. The Trustees considered the allocation of advisory fees among the Adviser and Piper Sandler in light of their respective duties. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Piper Sandler. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that Piper Sandler projected making a profit during each year of the initial two-year term, assuming a 50/50 split of the 0.90% advisory fee, and if estimated asset levels were achieved. They concluded that based on the information provided by Piper Sandler, the estimated profitability was not excessive.

Economies of Scale. The Trustees considered whether Piper Sandler would realize economies of scale with respect to the sub-advisory services provided to LITL. The Trustee agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.

Conclusion. Having requested and received such information from Piper Sandler as the Trustees believed to be reasonably necessary to evaluate the terms of the Piper Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Piper Sub-Advisory Agreement was in the best interests of LITL and its future shareholders.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF – Sub-Advisory Agreement (Kayne Anderson Capital Advisors, L.P.)

Nature, Extent, and Quality of Service. The Trustees noted that Kayne Anderson, an alternative investment management firm founded in 1984, is an independent, private, employee-owned company with approximately 350 employees, 150 investment professionals and approximately $37 billion in assets under management. He noted that Kayne Anderson has five offices in the U.S. and one in the U.K. The Trustees then noted that Kayne Anderson is a leader in the alternative asset management industry, and that Kayne Anderson’s separately dedicated energy infrastructure team invests in energy, real estate and private credit, and that Kayne Anderson’s energy infrastructure team is one of the largest dedicated investors in the sector. They considered Kayne Anderson’s 20+ year track record of managing sector-focused funds. They considered the corporate structure of Kayne Anderson and the resources of the organization. The Trustees acknowledged that Kayne Anderson would work with the Adviser to develop investment strategies customized to the Fund’s goals, risk tolerance and time horizon, and would construct and manage the Fund’s investment portfolio. They reviewed the background information of the personnel that would be responsible for servicing the Fund taking into account the portfolio manager’s strong background and experience, and the recent addition of investment personnel. The Trustees discussed Kayne Anderson’s investment approach. The Trustees concluded that the Kayne Anderson was capable of providing quality service to the Fund and its future shareholders.

Performance. The Trustees reviewed the returns of Kayne Anderson Infrastructure Income Fund, LP managed by Kayne Anderson, noting that the portfolio underperformed its benchmark for the one-year period ended December 31, 2024 and outperformed its benchmark for the five-, ten-year and since inception periods ended December 31, 2024. They discussed the performance and volatility of the strategy. Trustees considered that the Adviser had assessed and recommended Kayne Anderson and believed it had the resources to deliver favorable returns to the future shareholders of the Fund.

Fees and Expenses. The Trustees acknowledged that Simplify, rather than KNRG, would pay Kayne Anderson an annual sub-advisory fee equal to 0.375% of the Fund’s average net assets, noting that this fee was lower than the mean for Kayne Anderson high net worth clients. The Trustees considered the allocation of advisory fees among the Adviser and Kayne Anderson in light of their respective duties. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Kayne Anderson. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that Kayne Anderson projected making a profit during each year of the initial two-year term, assuming a 50/50 split of the management fee between the Adviser and Kayne Anderson, and if estimated asset levels were achieved. They concluded that based on the information provided by Kayne Anderson, the estimated profitability was not excessive.

Economies of Scale. The Trustees considered whether Kayne Anderson would realize economies of scale with respect to the sub-advisory services provided to the KNRG. The Trustees agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the Fund.

Conclusion. Having requested and received such information from Kayne Anderson as the Trustees believed to be reasonably necessary to evaluate the terms of the Kayne Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Kayne Sub-Advisory Agreement was in the best interests of the KNRG and its future shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since last provided in response to this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement;

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated;

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates;

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR;

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Simplify Exchange Traded Funds

By*	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 5, 2025

By	/s/ Fiona Ho, Treasurer
Fiona Ho, Treasurer (principal financial officer)

Date:	September 5, 2025